UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08510

Matthews International Funds

(Exact name of registrant as specified in charter)

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

(Address of principal executive offices) (Zip code)

William J. Hackett, President

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 415-788-7553

Date of fiscal year end: December 31

Date of reporting period: June 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Matthews Asia Funds  |  Semi-Annual Report

June 30, 2017  |  matthewsasia.com

ASIA FIXED INCOME STRATEGIES

Matthews Asia Strategic Income Fund

Matthews Asia Credit Opportunities Fund

ASIA GROWTH AND INCOME STRATEGIES

Matthews Asian Growth and Income Fund

Matthews Asia Dividend Fund

Matthews China Dividend Fund

ASIA VALUE STRATEGY

Matthews Asia Value Fund

ASIA GROWTH STRATEGIES

Matthews Asia Focus Fund

Matthews Asia Growth Fund

Matthews Pacific Tiger Fund

Matthews Asia ESG Fund

Matthews Emerging Asia Fund

Matthews Asia Innovators Fund

Matthews China Fund

Matthews India Fund

Matthews Japan Fund

Matthews Korea Fund

ASIA SMALL COMPANY STRATEGIES

Matthews Asia Small Companies Fund

Matthews China Small Companies Fund

Cover photo: Conical Vietnamese hats, Hanoi, Vietnam

This report has been prepared for Matthews International Funds (d/b/a Matthews Asia Funds) shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Matthews Asia Funds prospectus, which contains more complete information about the Funds’ investment objectives, risks and expenses. Additional copies of the prospectus or summary prospectus may be obtained at matthewsasia.com. Please read the prospectus carefully before you invest or send money.

The views and opinions in this report were current as of June 30, 2017. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of a Fund’s future investment intent. Current and future portfolio holdings are subject to risk.

Statements of fact are from sources considered reliable, but neither the Funds nor the Investment Advisor makes any representation or guarantee as to their completeness or accuracy.

Investment Risk: Mutual fund shares are not deposits or obligations of, or guaranteed by, any depositary institution. Shares are not insured by the FDIC, Federal Reserve Board or any government agency and are subject to investment risks, including possible loss of principal amount invested. Investing in international and emerging markets may involve additional risks, such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. Fixed income investments are subject to additional risks, including, but not limited to, interest rate, credit and inflation risks. In addition, single-country and sector funds may be subject to a higher degree of market risk than diversified funds because of concentration in a specific industry, sector or geographic location. Investing in small and mid-size companies is more risky than investing in large companies as they may be more volatile and less liquid than larger companies. Please see the Funds’ prospectus and Statement of Additional Information for more risk disclosure.

Investor Class Performance and Expenses (June 30, 2017)

Investor Class		Average Annual Total Return†			Inception Date	Prospectus Expense Ratios*	Prospectus Expense Ratios after Fee Waiver and Expense Reimbursement*
	1 year	5 years	10 years	Since Inception
ASIA FIXED INCOME STRATEGIES
Asia Strategic Income Fund (MAINX)	8.69%	4.94%	n.a.	5.08%	11/30/11	1.33%	1.15%	[1]
Asia Credit Opportunities Fund (MCRDX)	8.67%	n.a.	n.a.	8.72%	4/29/16	2.24%	1.15%	[1]
ASIA GROWTH AND INCOME STRATEGIES
Asian Growth and Income Fund (MACSX)	8.75%	6.05%	5.06%	9.50%	9/12/94	1.09%	n.a.
Asia Dividend Fund (MAPIX)	16.37%	9.81%	8.37%	9.65%	10/31/06	1.06%	n.a.
China Dividend Fund (MCDFX)	24.88%	12.46%	n.a.	10.39%	11/30/09	1.22%	n.a.
ASIA VALUE STRATEGY
Asia Value Fund (MAVRX)	26.51%	n.a.	n.a.	17.36%	11/30/15	11.48%	1.50%	[3]
ASIA GROWTH STRATEGIES
Asia Focus Fund (MAFSX)	18.39%	n.a.	n.a.	2.95%	4/30/13	2.47%	1.50%	[3]
Asia Growth Fund (MPACX)	15.86%	10.11%	5.95%	9.32%	10/31/03	1.14%	n.a.
Pacific Tiger Fund (MAPTX)	15.35%	9.25%	6.97%	8.81%	9/12/94	1.09%	1.08%	[2]
Asia ESG Fund (MASGX)	19.18%	n.a.	n.a.	4.02%	4/30/15	3.54%	1.48%	[3]
Emerging Asia Fund (MEASX)	19.88%	n.a.	n.a.	10.36%	4/30/13	1.77%	1.47%	[3]
Asia Innovators Fund (MATFX)	24.21%	14.61%	6.85%	3.44%	12/27/99	1.24%	n.a.
China Fund (MCHFX)	40.32%	7.19%	4.98%	9.80%	2/19/98	1.18%	n.a.
India Fund (MINDX)	18.58%	16.66%	7.92%	12.42%	10/31/05	1.12%	n.a.
Japan Fund (MJFOX)	8.27%	13.74%	4.54%	6.19%	12/31/98	0.98%	n.a.
Korea Fund (MAKOX)	19.23%	12.30%	5.57%	6.68%	1/3/95	1.15%	n.a.
ASIA SMALL COMPANY STRATEGIES
Asia Small Companies Fund (MSMLX)	13.60%	7.31%	n.a.	11.62%	9/15/08	1.49%	1.47%	[3]
China Small Companies Fund (MCSMX)	27.82%	11.37%	n.a.	3.25%	5/31/11	2.24%	1.50%	[4]

†	Annualized performance for periods of at least one year, otherwise cumulative.

*	These figures are from the Funds’ prospectus dated as of April 28, 2017, and may differ from the actual expense ratios for fiscal year 2017, as shown in the financial highlights section of this report.

1	Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 0.90% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 0.90% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 0.90%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of the (i) expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2018 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

2	Matthews has contractually agreed to waive a portion of its advisory fee and administrative and shareholder services fee if the Fund’s average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of the Fund that are over $3 billion, the advisory fee rate and the administrative and shareholder services fee rate for the Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%. Any amount waived by Matthews pursuant to this agreement may not be recouped by Matthews. This agreement will remain in place until April 30, 2018 and may be terminated at any time (i) by the Trust on behalf of the Fund or by the Board of Trustees upon 60 days’ prior written notice to Matthews; or (ii) by Matthews upon 60 days’ prior written notice to the Trust, in each case without payment of any penalty.

3	Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.25% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 1.25% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 1.25%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2018 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

4	Matthews has contractually agreed to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to 1.50%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2018 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

2	MATTHEWS ASIA FUNDS

Institutional Class Performance and Expenses (June 30, 2017)

Institutional Class		Average Annual Total Return†			Inception Date	Prospectus Expense Ratios*	Prospectus Expense Ratios after Fee Waiver and Expense Reimbursement*
	1 year	5 years	10 years	Since Inception
ASIA FIXED INCOME STRATEGIES
Asia Strategic Income Fund (MINCX)	8.96%	5.15%	n.a.	5.29%	11/30/11	1.12%	0.90%	[1]
Asia Credit Opportunities Fund (MICPX)	8.99%	n.a.	n.a.	8.95%	4/29/16	1.99%	0.90%	[1]
ASIA GROWTH AND INCOME STRATEGIES
Asian Growth and Income Fund (MICSX)	8.94%	6.22%	n.a.	4.71%	10/29/10	0.94%	n.a.
Asia Dividend Fund (MIPIX)	16.43%	9.94%	n.a.	7.50%	10/29/10	0.94%	0.93%	[3]
China Dividend Fund (MICDX)	25.05%	12.68%	n.a.	9.08%	10/29/10	1.06%	n.a.
ASIA VALUE STRATEGY
Asia Value Fund (MAVAX)	26.87%	n.a.	n.a.	17.69%	11/30/15	11.26%	1.25%	[2]
ASIA GROWTH STRATEGIES
Asia Focus Fund (MIFSX)	18.60%	n.a.	n.a.	3.20%	4/30/13	2.29%	1.25%	[2]
Asia Growth Fund (MIAPX)	16.06%	10.32%	n.a.	6.79%	10/29/10	0.96%	n.a.
Pacific Tiger Fund (MIPTX)	15.57%	9.44%	n.a.	6.24%	10/29/10	0.91%	0.90%	[3]
Asia ESG Fund (MISFX)	19.46%	n.a.	n.a.	4.27%	4/30/15	3.36%	1.25%	[2]
Emerging Asia Fund (MIASX)	20.11%	n.a.	n.a.	10.60%	4/30/13	1.62%	1.25%	[2]
Asia Innovators Fund (MITEX)	24.51%	n.a.	n.a.	13.57%	4/30/13	1.01%	n.a.
China Fund (MICFX)	40.57%	7.35%	n.a.	2.30%	10/29/10	1.03%	n.a.
India Fund (MIDNX)	18.85%	16.87%	n.a.	6.84%	10/29/10	0.91%	n.a.
Japan Fund (MIJFX)	8.38%	13.88%	n.a.	11.21%	10/29/10	0.88%	n.a.
Korea Fund (MIKOX)	19.31%	12.42%	n.a.	10.12%	10/29/10	0.97%	n.a.
ASIA SMALL COMPANY STRATEGY
Asia Small Companies Fund (MISMX)	13.89%	n.a.	n.a.	3.39%	4/30/13	1.34%	1.25%	[2]

†	Annualized performance for periods of at least one year, otherwise cumulative.

*	These figures are from the Funds’ prospectus dated as of April 28, 2017, and may differ from the actual expense ratios for fiscal year 2017, as shown in the financial highlights section of this report.

1	Matthews has contractually agreed to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 0.90%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2018 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

2	Matthews has contractually agreed to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.25%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2018 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

3	Matthews has contractually agreed to waive a portion of its advisory fee and administrative and shareholder services fee if the Fund’s average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of the Fund that are over $3 billion, the advisory fee rate and the administrative and shareholder services fee rate for the Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%. Any amount waived by Matthews pursuant to this agreement may not be recouped by Matthews. This agreement will remain in place until April 30, 2018 and may be terminated at any time (i) by the Trust on behalf of the Fund or by the Board of Trustees upon 60 days’ prior written notice to Matthews; or (ii) by Matthews upon 60 days’ prior written notice to the Trust, in each case without payment of any penalty.

Past Performance: All performance quoted in this report is past performance and is no guarantee of future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. If certain of the Funds’ fees and expenses had not been waived, returns would have been lower. For the Funds’ most recent month-end performance, please call 800.789.ASIA (2742) or visit matthewsasia.com.

matthewsasia.com | 800.789.ASIA	3

Message to Shareholders from the Investment Advisor

Dear Valued Investors,

Twenty years ago on July 2 1997, Thailand devalued its currency, the baht. Thus began the final denouement of years of overinvesting in Asia that came to be called the Asian Financial Crisis.

One after another, markets and economies toppled like dominoes. I remember being in Hong Kong during the crisis as hedge funds tried to attack the Hong Kong dollar peg; stock prices dove in a frenzy. I saw professional South Korean investors reduced to tears, ashen faced, as they watched what they feared was the unravelling not just of their stock markets but of their country. Foreigners bid US$1 for indebted Korean companies. “On the tombstone of every bankrupt company in Asia, you’ll see the names of Korean Banks,” remarked one stock broker, alluding to the region-wide loans these banks had made.

It hadn’t started as such a panic. The first analysis that greeted the baht devaluation included the idea that Thailand was managing its currency to smooth out volatility as they tried to reflate the economy. The baht fell 10% to 20% on that first day and it was just starting. “Just wait until the market opens,” one person told me after the devaluation: “It is going to soar.” Within two years, it had lost 80% of its value.

In truth Thailand needed deflation not inflation. It had persistently been spending more than it saved. Economies elsewhere in Asia also needed to deflate. But devaluing currencies couldn’t do the job—it just increased the burden of U.S. dollar debt, on which their companies had binged, sent these businesses into bankruptcy and thereby further crippled the economy. Indonesia’s total GDP eventually fell by nearly 60% in U.S. dollar terms; Thailand and South Korea’s dropped by nearly 40%. Stock markets fell by considerably more than that. The memory of this event has persisted even longer; it still casts a shadow over the region, even as Asia’s markets rally.

Asia’s markets have gotten off to a strong start this year, and yet the most common refrain I hear is one of fear. Is it too late? Have they overheated again?

But 2017 is not 1997.

We are nowhere near having overheated economies. Singapore, Taiwan and South Korea indeed are running very large current account surpluses (meaning their domestic savings are greater than their spending). Thailand, whose current account was in deficit as recently as 2013, now runs one at 11% of GDP. Nor is inflation a problem—core inflation in the 12 major markets of the region averages less than 2%. In India and Indonesia (which until recently had inflation problems), rates have been lowered to a moderate 4.1% and 3.3%, respectively. Asian currencies, which had weakened in 2014 and 2015 as economies wrung out some excesses, have now stabilized and (like the South Korean won and the Taiwan dollar) even strengthened against the U.S. dollar. U.S. dollar external debt is simply not an issue as it was 20 years ago. This time, the currencies did their job. These are all signs of stability; indeed, one can reasonably argue that what Asia really needs is a burst of stimulus.

Corporate earnings are finally on the move, too. Year-to-date, earnings per share in Asia ex Japan have risen by 7%.* This is a dramatic acceleration in growth and it has helped the markets move higher and outperform both the U.S. and Europe. But, as I have pointed out before, Asia’s corporate profits have been in the doldrums for a few years now. We must consider the recent improvement in profits in the context of many years of zero growth. When we do, the recent performance is less surprising. Today, earnings per share in Asia ex Japan are still 4% lower than they were nearly six years ago. So,

4	MATTHEWS ASIA FUNDS

what we are seeing is accelerating profit growth over just a few months—after no growth in U.S. dollar terms for six years—even though sales per share have risen by 10% in U.S. dollars over that time, despite currency weakness.

Can this acceleration in earnings be sustained?

Likely yes, I believe, especially if several factors continue: First, is moderate GDP growth. This is the basic fuel for sales and profit growth. The IMF expects the Asia Pacific region to grow by 6.4% a year in U.S. dollar terms between 2016 and 2022. Growth should be even faster in Southeast Asia at 8% per annum. Second, is the fact that this growth should be supported by fiscal and monetary loosening. Asia has plenty of room to stimulate its economies, with its high savings ratios and low core inflation. Third, is the fact that corporate margins appear to be improving. We are not seeing the same wage hikes in Asia that characterized the years between 2010 and 2015 in particular, as minimum wages were hiked above the rate of productivity growth.

Asia’s earnings are looking better, but they are still lower than they were six years ago. I am hopeful the better growth in earnings can be sustained. This should help to sustain increasing investor confidence from abroad. Headline valuations are high on measures like price-to-earnings, but they don’t look that high when you take into account that earnings are depressed. There have been some false dawns over the last couple of years, with expectations of earnings growth slipping away. But I am more confident now that the recent earnings strength can be sustained. Of course, markets don’t go up in a straight line and the recent low volatility will not be sustained. However, if current economic conditions persist, I would be inclined to treat such volatility as an opportunity—not something to fear.

Robert Horrocks, PhD

Chief Investment Officer

Matthews International Capital Management, LLC

*	All EPS data from Factset Asia ex Japan Index as of June 16, 2017.

matthewsasia.com | 800.789.ASIA	5

PORTFOLIO MANAGERS
Teresa Kong, CFA
Lead Manager
Satya Patel
Co-Manager

FUND FACTS
	Investor	Institutional
Ticker	MAINX	MINCX
CUSIP	577125503	577125602
Inception	11/30/11	11/30/11
NAV	$10.87	$10.86
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.33%	1.12%
After Fee Waiver and Reimbursement[2]	1.15%	0.90%
Portfolio Statistics
Total # of Positions		33
Net Assets		$76.3 million
Modified Duration[3]		3.6
Portfolio Turnover[4]		71.50%
Benchmark
Markit iBoxx Asian Local Bond Index*

OBJECTIVE

Total return over the long term with an emphasis on income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in income-producing securities including, but not limited to, dividend paying equity securities, and debt and debt-related instruments issued by governments, quasi-governmental entities, supra-national institutions, and companies in Asia. Asia consists of all countries and markets in Asia, such as China and India, and includes developed, emerging, and frontier countries and markets in the Asian region. Investments may be denominated in any currency, and may represent any part of a company’s capital structure from debt to equity or with features of both.

Matthews Asia Strategic Income Fund

Portfolio Manager Commentary  (unaudited)

Period ended June 30, 2017

For the first half of 2017, the Matthews Asia Strategic Income Fund returned 5.68% (Investor Class) and 5.80% (Institutional Class) while its benchmark, the Markit iBoxx Asian Local Bond Index, returned 6.41%. For the quarter ending June 30, 2017, the Fund returned 3.18% (Investor Class) and 3.24% (Institutional Class) compared to the benchmark return of 1.76% over the same period.

Market Environment:

Interest rates across Asia fell in the second quarter. Markets appear to believe it is increasingly unlikely that U.S. President Donald Trump will be able to pass policies on his agenda that would lead to higher growth and inflation, including tax cuts, trade and fiscal expansion. The most notable exception is in China, where the central bank deliberately tightened credit conditions to force banks and shadow lending entities to deleverage, leading to a rise in yields.

High yield credit spreads widened slightly in the quarter amidst a strong environment for new issuance, but history indicates spreads typically tighten during U.S. rate hike cycles. Globally, high yield credit spreads in the U.S., Europe and Latin America have tightened by more than historical averages; Asia high yield credit spreads are unique in that they remain wider than average. We believe this presents an attractive entry point for Asia credit, and we expect spreads to tighten even further.

After a very strong start to the year, Asian currencies were mixed in the second quarter. The Malaysian ringgit and Chinese renminbi (RMB) were amongst the best performers. We think Chinese policymakers may have moved the currency to a path of appreciation versus the U.S. dollar ahead of July’s implementation of “China Direct Bond Connect.” The worst-performing currency of the quarter was the South Korean won, which fell more than 2%. It remains, however, one of the strongest-performing Asian currencies in 2017.

Performance Contributors and Detractors:

The biggest contributors to Fund performance were our positions in U.S. dollar (USD) bonds, followed by Indonesia rupiah (IDR)-denominated Indonesian government bonds and Indian rupee (INR)-denominated corporate bonds. With our U.S. dollar-denominated holdings, the biggest gainer was our position in China Hongqiao Group, which recovered after a short seller report in February questioned the company’s financial performance, accounting and valuation. We do not believe these issues will materially affect the company’s credit profile and we saw the short-term volatility as an opportunity to add to our position in the second quarter. In the case of our Indonesian holdings, the returns were driven by both a fall in Indonesian interest rates and the high coupon.

The biggest detractor to our portfolio’s performance was a currency forward position in the Korean won. Our long position in the currency produced negative returns as it depreciated relative to the U.S. dollar.

(continued)

*	The Index performance reflects the returns of the discontinued predecessor HSBC Asian Local Bond Index up to December 31, 2012 and the returns of the successor Markit iBoxx Asian Local Bond Index thereafter.
1	Prospectus expense ratios.
2	Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 0.90% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 0.90% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 0.90%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2018 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.
3	Modified duration measures the percent change in value of the fixed income portion of the portfolio in response to a 1% change in interest rates. In a multi-currency denominated portfolio with sensitivities to different interest rate regimes, modified duration will not accurately reflect the change in value of the overall portfolio from a change in any one interest rate regime.
4	The lesser of fiscal year 2016 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

6	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2017
				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	Since Inception	Inception Date
Investor Class (MAINX)	3.18%	5.68%	8.69%	3.90%	4.94%	5.08%	11/30/11
Institutional Class (MINCX)	3.24%	5.80%	8.96%	4.15%	5.15%	5.29%	11/30/11
Markit iBoxx Asian Local Bond Index[5]	1.76%	6.41%	0.89%	1.42%	1.78%	2.16%
Lipper Emerging Markets Hard Currency Debt Funds Category Average[6]	2.13%	6.62%	7.77%	2.57%	3.82%	4.87%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY
	2017					2016
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
Investor (MAINX)	$0.07	$0.08	n.a.	n.a.	n.a.	$0.06	$0.11	$0.11	$0.13	$0.41
Inst’l (MINCX)	$0.08	$0.08	n.a.	n.a.	n.a.	$0.06	$0.12	$0.12	$0.13	$0.43

Note: This table does not include capital gains distributions. Totals may differ by $0.02 due to rounding. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

Investor Class: 4.70% (4.57% excluding waivers)

Institutional Class: 4.95% (4.80% excluding waivers)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 6/30/17, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

YIELD TO WORST: 6.00%

Yield to worst is the lowest yield that can be received on a bond assuming that the issuer does not default. It is calculated by utilizing the worst case assumptions for a bond with respect to certain income-reducing factors, including prepayment, call or sinking fund provisions. It does not represent the yield that an investor should expect to receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

5	It is not possible to invest directly in an index. Source: Index data from HSBC, Markit iBoxx and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 91 for index definitions. The Index performance reflects the returns of the discontinued predecessor HSBC Asian Local Bond Index up to December 31, 2012 and the returns of the successor Markit iBoxx Asian Local Bond Index thereafter.

6	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS
	Sector	Currency	% of Net Assets
Malaysia Government Investment Issue, 3.508%, 05/15/2018	Foreign Government Bonds	Malaysian Ringgit	5.3%
Malaysia Government Investment Issue, 3.226%, 04/15/2020	Foreign Government Bonds	Malaysian Ringgit	5.0%
Standard Chartered PLC, 6.500%, 12/29/2049	Financials	U.S. Dollar	5.0%
Harvest Operations Corp., 6.875%, 10/01/2017	Energy	U.S. Dollar	4.7%
Delta Investment Horizon International, Ltd., Cnv., 3.000%, 05/26/2020	Telecommunication Services	U.S. Dollar	4.5%
Pakistan Government Bond, 8.250%, 04/15/2024	Foreign Government Bonds	U.S. Dollar	4.5%
Indonesia Treasury Bond, 8.375%, 03/15/2034	Foreign Government Bonds	Indonesian Rupiah	4.4%
Indonesia Treasury Bond, 8.375%, 03/15/2024	Foreign Government Bonds	Indonesian Rupiah	4.3%
China Government Bond, 3.550%, 12/12/2021	Foreign Government Bonds	Chinese Renminbi	4.1%
Debt and Asset Trading Corp., 1.000%, 10/10/2025	Financials	U.S. Dollar	4.1%
% OF ASSETS IN TOP TEN			45.9%

matthewsasia.com | 800.789.ASIA	7

CURRENCY ALLOCATION (%)[7,8]
U.S. Dollar (USD)	53.0
Indonesian Rupiah (IDR)	13.9
Malaysian Ringgit (MYR)	10.3
Indian Rupee (INR)	9.5
China Renminbi (CNY)	7.8
Vietnamese Dong (VND)	2.5
South Korean Won (KRW)	0.5
Cash and Other Assets, Less Liabilities	2.4

COUNTRY ALLOCATION (%)[7,8,9]
Indonesia	23.5
China/Hong Kong	20.6
Malaysia	10.3
India	9.5
Sri Lanka	9.5
Vietnam	8.1
South Korea	5.2
Pakistan	4.5
Thailand	3.8
United States	2.6
Cash and Other Assets, Less Liabilities	2.4

SECTOR ALLOCATION (%)[7,8]
Foreign Government Bonds	40.5
Financials	27.2
Telecommunication Services	7.1
Real Estate	5.6
Utilities	4.8
Energy	4.7
Materials	3.9
Consumer Staples	3.8
Cash and Other Assets, Less Liabilities	2.4

Please note: Foreign Government Bonds category includes Supranationals.

ASSET TYPE BREAKDOWN (%)[7,8]
Non-Convertible Corporate Bonds	48.8
Government Bonds	40.5
Convertible Corporate Bonds	8.3
Cash and Other Assets, Less Liabilities	2.4

7	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

8	Cash and other assets may include forward currency exchange contracts and certain derivative instruments that have been marked-to-market.

9	Not all countries where the Fund may invest are included in the benchmark index.

Matthews Asia Strategic Income Fund

Portfolio Manager Commentary  (unaudited) (continued)

Notable Changes to Portfolio:

We made a number of changes to our currency and credit allocations in the second quarter. We increased our allocation to Asian currencies, including the Malaysian ringgit, Singapore dollar, Chinese renminbi and Thai baht. Depending on our assessment of local interest rates, our local currency allocations came in a combination of currency and duration in corporate, quasi- and sovereign bonds, and currency forwards. We reduced exposure to the Sri Lankan rupee because of the risk that policymakers would allow a more significant currency depreciation than we previously anticipated.

In credit, we initiated positions in Modernland Realty, an Indonesian property developer, and State Grid Corp. of China, the government-owned electric utility monopoly of China. Modernland is a well-managed, midsize property developer with an improving operational profile, and we believe its bonds offer an attractive yield for the risk profile of the company. State Grid Corp. of China’s bond is our first investment in the onshore Chinese bond market. Tight onshore liquidity has led to a rise in yields, and with the upcoming implementation of “Bond Connect,” we expect the RMB to appreciate relative to the U.S. dollar.

Outlook:

Overall, we are optimistic about the prospects for Asia bonds. Mild reflation in the U.S. and Europe, which together account for about half of global GDP, creates a “Goldilocks scenario” for emerging markets as economic growth and search for yield drive both the demand for goods and investment opportunities in emerging markets. Despite a recent decrease in oil prices, we see mild reflation solidifying, driven by tighter labor markets and improving consumer and global manufacturing sentiment.

Country-specific fundamentals will drive investment opportunities. Chinese local currency bonds, for instance, provide attractive relative value since tight onshore liquidity has led to a rise in yields, and the currency has moved to an appreciation path ahead of the opening of “Bond Connect.”

Out of the three key drivers of return, we think currency and credit will continue to be positive drivers while interest rates might be a mild detractor. We see long-term fundamentals as well as short-term technical factors favoring Asian currencies over the U.S. dollar. Lastly, based on any measure of fair value, we believe the U.S. dollar is currently overvalued. As a result, we increased our exposure to Asian currencies during the first quarter. While rate hikes are more or less priced into Fed funds, most of the economies in Asia are just beginning to see the rise in the producer price index passing through to consumer prices.

We believe credit spreads will remain stable or even tighten as default rates stay low. This is because sustained credit spread widening requires the combination of increasing defaults and a U.S. recession.

Fixed income investments are subject to risks, including, but not limited to, interest rate, credit and inflation risks. Investing in emerging markets involves different and greater risks, as these countries are substantially smaller, less liquid and more volatile than securities markets in more developed markets.

8	MATTHEWS ASIA FUNDS

Matthews Asia Strategic Income Fund

June 30, 2017

Schedule of Investmentsa (unaudited)

NON-CONVERTIBLE CORPORATE BONDS: 48.8%	FOREIGN GOVERNMENT OBLIGATIONS: 40.5%

	Face Amount*	Value
CHINA/HONG KONG: 16.4%
Standard Chartered PLC 6.500%[b], 12/29/49	3,700,000	$3,778,625
China Hongqiao Group, Ltd. 6.875%, 05/03/18	3,000,000	2,977,596
State Grid Corp. of China 3.150%, 11/14/21	CNY 20,000,000	2,800,944
HSBC Holdings PLC 6.375%[b], 12/29/49	2,500,000	2,660,000
Wanda Properties International Co., Ltd.
7.250%, 01/29/24	300,000	314,960

Total China/Hong Kong		12,532,125

INDIA: 9.6%
Housing Development Finance Corp., Ltd.
9.240%, 06/24/24	INR 100,000,000	1,682,217
Housing Development Finance Corp., Ltd.
8.950%, 03/21/23	INR 100,000,000	1,635,343
Power Finance Corp., Ltd. 7.470%, 09/16/21	INR 90,000,000	1,390,001
Rural Electrification Corp., Ltd. 9.340%, 08/25/24	INR 52,000,000	892,918
Power Grid Corp. of India, Ltd., Series B 9.300%, 09/04/24	INR 52,000,000	891,237
Rural Electrification Corp., Ltd. 9.020%, 06/18/19	INR 50,000,000	798,598

Total India		7,290,314

SRI LANKA: 6.3%
DFCC Bank PLC 9.625%, 10/31/18	2,650,000	2,751,389
National Savings Bank 5.150%, 09/10/19	2,000,000	2,027,400

Total Sri Lanka		4,778,789

INDONESIA: 5.1%
Modernland Overseas Pte, Ltd. 6.950%, 04/13/24	1,900,000	1,888,410
Alam Synergy Pte, Ltd. 6.950%, 03/27/20[c]	1,500,000	1,518,750
Alam Synergy Pte, Ltd. 6.950%, 03/27/20	500,000	506,250

Total Indonesia		3,913,410

SOUTH KOREA: 4.7%
Harvest Operations Corp. 6.875%, 10/01/17	3,620,000	3,610,950

Total South Korea		3,610,950

VIETNAM: 4.1%
Debt and Asset Trading Corp. 1.000%, 10/10/25	5,100,000	3,156,900

Total Vietnam		3,156,900

UNITED STATES: 2.6%
Sprint Communications, Inc. 6.000%, 11/15/22	1,863,000	1,974,780

Total United States		1,974,780

TOTAL NON-CONVERTIBLE CORPORATE BONDS		37,257,268

(Cost $35,824,282)

	Face Amount*	Value
INDONESIA: 13.9%
Indonesia Treasury Bond 8.375%, 03/15/34	IDR 42,000,000,000	$3,392,459
Indonesia Treasury Bond 8.375%, 03/15/24	IDR 40,500,000,000	3,299,023
Indonesia Treasury Bond 7.875%, 04/15/19	IDR 38,000,000,000	2,923,241
Indonesia Treasury Bond 7.000%, 05/15/27	IDR 13,000,000,000	987,620

Total Indonesia		10,602,343

MALAYSIA: 10.3%
Malaysia Government Investment Issue
3.508%, 05/15/18	MYR 17,300,000	4,037,935
Malaysia Government Investment Issue
3.226%, 04/15/20	MYR 16,600,000	3,830,098

Total Malaysia		7,868,033

PAKISTAN: 4.5%
Pakistan Government Bond 8.250%, 04/15/24	3,000,000	3,404,004

Total Pakistan		3,404,004

CHINA/HONG KONG: 4.1%
China Government Bond 3.550%, 12/12/21	CNY 22,000,000	3,166,405

Total China/Hong Kong		3,166,405

VIETNAM: 4.0%
Socialist Republic of Vietnam 5.200%, 01/12/22	VND 43,000,000,000	1,916,055
Socialist Republic of Vietnam 4.800%, 11/19/24	1,055,000	1,108,731

Total Vietnam		3,024,786

SRI LANKA: 3.2%
Sri Lanka Government Bond 6.125%, 06/03/25	2,400,000	2,449,270

Total Sri Lanka		2,449,270

SOUTH KOREA: 0.5%
Korea Treasury Bond 3.500%, 03/10/24	KRW 400,000,000	379,868

Total South Korea		379,868

TOTAL FOREIGN GOVERNMENT OBLIGATIONS		30,894,709

(Cost $30,184,102)

CONVERTIBLE CORPORATE BONDS: 8.3%
INDONESIA: 4.5%
Delta Investment Horizon International, Ltd., Cnv.
3.000%, 05/26/20	3,500,000	3,473,750

Total Indonesia		3,473,750

matthewsasia.com | 800.789.ASIA	9

Matthews Asia Strategic Income Fund

June 30, 2017

Schedule of Investmentsa (unaudited) (continued)

CONVERTIBLE CORPORATE BONDS (continued)

	Face Amount*	Value
THAILAND: 3.8%
CP Foods Holdings, Ltd., Cnv. 0.500%, 09/22/21	2,800,000	$2,877,000

Total Thailand		2,877,000

TOTAL CONVERTIBLE CORPORATE BONDS		6,350,750

(Cost $6,147,128)

TOTAL INVESTMENTS: 97.6%		74,502,727
(Cost $72,155,512d)

CASH AND OTHER ASSETS, LESS LIABILITIES: 2.4%		1,835,696

NET ASSETS: 100.0%		$76,338,423

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Contingent convertible and variable rate security. The rate represents the rate in effect at June 30, 2017.

c	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Directors. At June 30, 2017, the aggregate value is $1,518,750 , which is 1.99% of net assets.

d	Cost for federal income tax purposes is $72,155,512 and net unrealized appreciation consists of:

Gross unrealized appreciation	$2,661,913
Gross unrealized depreciation	(314,698)

Net unrealized appreciation	$2,347,215

*	All values are in USD unless otherwise specified.

Cnv.	Convertible

CNY	Chinese Renminbi (Yuan)

IDR	Indonesian Rupiah

INR	Indian Rupee

KRW	Korean Won

MYR	Malaysian Ringgit

PHP	Philippine Peso

SGD	Singapore Dollar

THB	Thai Baht

USD	U.S. Dollar

VND	Vietnamese Dong

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:

	Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
LONG	PHP 215,021,500	USD 4,300,000	JPMorgan Chase & Co.	07/26/17	($47,874)
	SGD 4,879,350	USD 3,500,000	Merrill Lynch & Co., Inc.	08/02/17	46,044
	SGD 4,876,900	USD 3,500,000	JPMorgan Chase & Co.	08/02/17	44,264
	THB 120,680,000	USD 3,500,000	JPMorgan Chase & Co.	08/02/17	52,552
	KRW 4,004,000,000	USD 3,500,000	Merrill Lynch & Co., Inc.	10/10/17	(107)

					94,879

SHORT	USD 4,280,739	PHP 215,021,500	JPMorgan Chase & Co.	07/26/17	$28,613

OTC CREDIT DEFAULT SWAPS - BUY PROTECTION*

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Value	Premiums Received	Unrealized Appreciation
Republic of Korea	1.00%	Bank of America, N.A.	6/20/2022	USD 8,000	($180,914)	($183,599)	$2,685

*	Swap is not centrally cleared.

See accompanying notes to financial statements.

10	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS
Teresa Kong, CFA	Satya Patel
Lead Manager	Lead Manager

FUND FACTS
	Investor	Institutional
Ticker	MCRDX	MICPX
CUSIP	577130677	577130669
Inception	4/29/16	4/29/16
NAV	$10.47	$10.47
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	2.24%	1.99%
After Fee Waiver and Reimbursement[2]	1.15%	0.90%
Portfolio Statistics
Total # of Positions		25
Net Assets		$19.8 million
Modified Duration[3]		3.3
Portfolio Turnover[4]		18.80%
Benchmark
J.P. Morgan Asia Credit Index

OBJECTIVE

Total return over the long term.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in debt and debt-related instruments issued by companies as well as governments, quasi-governmental entities, and supranational institutions in Asia. Debt and debt-related instruments typically include bonds, debentures, bills, securitized instruments (which are vehicles backed by pools of assets such as loans or other receivables), notes, certificates of deposit and other bank obligations, bank loans, senior secured bank debt, convertible debt securities, credit-linked notes, inflation linked instruments, repurchase agreements, payment-in-kind securities and derivative instruments with fixed income characteristics. Asia consists of all countries and markets in Asia, such as China and Indonesia, in addition to the developed, emerging, and frontier countries and markets in the Asian region.

Matthews Asia Credit Opportunities Fund

Portfolio Manager Commentary  (unaudited)

Period ended June 30, 2017

For the first half of 2017, the Matthews Asia Credit Opportunities Fund returned 5.34% (Investor Class) and 5.44% (Institutional Class), outperforming its benchmark, the J.P Morgan Asia Credit Index (JACI), which returned 3.81% over the same period. For the quarter ending June 30, 2017, the Fund returned 2.63% (Investor Class) and 2.66% (Institutional Class) compared to the benchmark return of 1.22% over the same period.

Market Environment:

Asia credit has continued to provide positive returns even amid volatility in the U.S. interest rate environment. Credit spreads widened slightly in the quarter amid a strong environment for new issuance, but history indicates spreads typically tighten during U.S. rate hike cycles. Investment grade spreads continued to hover near historical lows. Globally, we believe high yield credit spreads in the U.S., Europe and Latin America are now overvalued, trading at levels well below historical averages. Asia is the only region where high yield spreads are still trading at relatively fair value, at spreads slightly wider than average. We believe this presents an attractive entry point for Asia credit, particularly given historically higher returns and lower volatility in Asia relative to U.S., European and Latin American high yield. The preconditions for credit spreads to spike historically have been the combination of expectations of higher defaults and an impending economic recession. With commodity prices recovering and no recession in sight, we expect spreads to tighten even further.

Performance Contributors and Detractors:

During the second quarter, among the biggest contributors to Fund performance were our holdings in the bonds of Debt and Asset Trading Corp, China Hongqiao Group and the HSBC Holdings PLC’s contingent convertible bonds. Debt and Asset Trading Corp. is a wholly owned subsidiary of Vietnam’s Ministry of Finance, and its bonds provide an attractive spread pickup to sovereign bonds. China Hongqiao Group was the Fund’s biggest detractor to returns in the first quarter after a short seller report in February questioned the company’s financial performance, accounting and valuation. It recovered strongly in the second quarter, and we do not believe that these issues will materially affect the company’s credit profile. We saw short-term volatility during the quarter as an opportunity to add to our position. HSBC contingent convertible bonds continued to perform well as Europe continues on its recovery path. While HSBC’s revenues and overwhelming majority of its operating profits are derived from Asia, it nevertheless is more correlated to European than to Asian banks. As such, we were able to buy these bonds when the rest of its European peers had troubles. The only detractor to performance was our long credit default position in Korea, where we bought five-year protection on the South Korean sovereign as a hedge against tail risk* driven by North Korea. While spreads widened in the quarter, the coupon we paid for the default protection led to a slight loss on the position.

Notable Changes to Portfolio:

We took profits on a portion of our investment in Sprint, a U.S. wireless communications company with majority ownership by SoftBank, a Japanese media

*	Tail risk: The small statistical probability that an asset price will move more than three standard deviations from its current and/or average price level.

(continued)

1	Prospectus expense ratios.
2	Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 0.90% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 0.90% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 0.90%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2018 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.
3	Modified duration measures the percent change in value of the fixed income portion of the portfolio in response to a 1% change in interest rates. In a multi-currency denominated portfolio with sensitivities to different interest rate regimes, modified duration will not accurately reflect the change in value of the overall portfolio from a change in any one interest rate regime.
4	Not annualized. The lesser of fiscal year 2016 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	11

PERFORMANCE AS OF JUNE 30, 2017
				Average Annual Total Returns
	3 Months	YTD	1 Year	Since Inception	Inception Date
Investor Class (MCRDX)	2.63%	5.34%	8.67%	8.72%	4/29/16
Institutional Class (MICPX)	2.66%	5.44%	8.99%	8.95%	4/29/16
J.P. Morgan Asia Credit Index[5]	1.22%	3.81%	3.10%	4.50%
Lipper Alternative Credit Focus Funds Category Average[6]	1.28%	2.91%	6.09%	6.57%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance, visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY
	2017					2016
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
Investor (MCRDX)	$0.12	$0.08	n.a.	n.a.	n.a.	n.a.	$0.06	$0.10	$0.16	$0.32
Inst’l (MICPX)	$0.12	$0.08	n.a.	n.a.	n.a.	n.a.	$0.06	$0.11	$0.16	$0.33

Note: This table does not include capital gains distributions. Totals may differ by $0.02 due to rounding. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

Investor Class: 4.08% (3.73% excluding waivers)

Institutional Class: 4.33% (3.74% excluding waivers)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 6/30/17, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

YIELD TO WORST: 5.52%

Yield to worst is the lowest yield that can be received on a bond assuming that the issuer does not default. It is calculated by utilizing the worst case assumptions for a bond with respect to certain income-reducing factors, including prepayment, call or sinking fund provisions. It does not represent the yield that an investor should expect to receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Values are in US$.

5	It is not possible to invest directly in an index. Source: Index data from J.P. Morgan and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 91 for index definition.

6	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS
	Sector	Currency	% of Net Assets
China Hongqiao Group, Ltd., 6.875%, 05/03/2018	Materials	U.S. Dollar	5.5%
Debt and Asset Trading Corp., 1.000%, 10/10/2025	Financials	U.S. Dollar	5.3%
Harvest Operations Corp., 6.875%, 10/01/2017	Energy	U.S. Dollar	5.2%
DFCC Bank PLC, 9.625%, 10/31/2018	Financials	U.S. Dollar	4.7%
Sri Lanka Government Bond, 6.125%, 06/03/2025	Foreign Government Bonds	U.S. Dollar	4.6%
Alam Synergy Pte, Ltd., 6.950%, 03/27/2020	Real Estate	U.S. Dollar	4.6%
Pakistan Government Bond, 8.250%, 04/15/2024	Foreign Government Bonds	U.S. Dollar	4.6%
Delta Investment Horizon International, Ltd., Cnv., 3.000%, 05/26/2020	Telecommunication Services	U.S. Dollar	4.5%
ICTSI Treasury BV, 5.875%, 09/17/2025	Industrials	U.S. Dollar	4.4%
HSBC Holdings PLC, 6.375%, 12/29/2049	Financials	U.S. Dollar	4.3%
% OF ASSETS IN TOP TEN			47.7%

12	MATTHEWS ASIA FUNDS

Matthews Asia Credit Opportunities Fund

Portfolio Manager Commentary  (unaudited) (continued)

conglomerate. The bonds have performed well over the past year as its operational turnaround has continued, allowing the company to shore up its balance sheet and tap into new sources of liquidity. We continue to hold a position as the company explores mergers/partnerships with larger competitors that may further improve its competitive position and further credit improvement. We also initiated new positions in Modernland Realty, an Indonesian property developer, and State Grid Corp of China, the government-owned electric utility monopoly of China. Modernland is a well-managed, midsize property developer with an improving operational profile, and we believe the bonds offer an attractive yield for the risk profile of the company. State Grid Corp of China’s bond is RMB-denominated and is the Fund’s only non-U.S. dollar holding and our first investment in China’s onshore bond market. Tight onshore liquidity has led to a rise in interest rates and credit spreads, enabling us to purchase these bonds at prices well below historical levels. With the upcoming implementation of “Bond Connect,” we expect the RMB to be stable, with an appreciation bias relative to the U.S. dollar. We invested in a quasi-sovereign entity because we generally believe that credit risk is mispriced in the onshore market in China, and that investors are not adequately compensated for taking on additional credit risk.

Outlook:

Though interest rates have risen, good liquidity conditions and still relatively low interest rates across Asia continue to support market access and credit. Combined with the inflows into emerging markets and high yield asset classes, we see the near term as still supportive of Asian credit.

Some market participants continue to have concerns over China, especially regarding the recent volatility in money market rates. We see the recent intentional pull back of short-term liquidity as a prudent measure to reduce the leverage employed in wealth management products. Thus, we do not view the recent volatility in the money markets as a sign of stress, capital flight or policy missteps, and instead see it as a possible buying opportunity.

We are more concerned about risks arising from U.S. politics than from China-related risks. These include a potential ad-hoc, country-specific tariff on China. Chinese exports involve products from other Asian countries as the integrated supply chain in Asia is a well-documented phenomenon. A direct tariff levied on China will have indirect but painful effects on Asia, especially smaller, export-oriented economies, such as Taiwan and South Korea. While we do not see a tariff on China as our base case, we are positioning the portfolio to minimize the effects of such a scenario by limiting exposure to export-driven companies.

Fixed income investments are subject to risks, including, but not limited to, interest rate, credit and inflation risks. Investing in emerging markets involves different and greater risks, as these countries are substantially smaller, less liquid and more volatile than securities markets in more developed markets.

CURRENCY ALLOCATION (%)[7,8]
U.S. Dollar (USD)	90.0
China Renminbi (CNY)	2.8
Cash and Other Assets, Less Liabilities	7.2

COUNTRY ALLOCATION (%)[7,8,9]
China/Hong Kong	31.3
Indonesia	20.9
Sri Lanka	12.5
Vietnam	7.4
South Korea	5.2
Pakistan	4.6
Philippines	4.4
Thailand	4.2
United States	2.3
Cash and Other Assets, Less Liabilities	7.2

SECTOR ALLOCATION (%)[7,8]
Financials	21.7
Real Estate	17.4
Foreign Government Bonds	11.3
Telecommunication Services	8.9
Utilities	6.9
Materials	5.5
Consumer Discretionary	5.2
Energy	5.2
Industrials	4.4
Consumer Staples	4.2
Information Technology	2.1
Cash and Other Assets, Less Liabilities	7.2

ASSET TYPE BREAKDOWN (%)[7,8]
Non-Convertible Corporate Bonds	72.8
Government Bonds	11.3
Convertible Corporate Bonds	8.7
Cash and Other Assets, Less Liabilities	7.2

7	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

8	Cash and other assets may include forward currency exchange contracts and certain derivative instruments that have been marked-to-market.

9	Not all countries where the Fund may invest are included in the benchmark index.

matthewsasia.com | 800.789.ASIA	13

Matthews Asia Credit Opportunities Fund

June 30, 2017

Schedule of Investmentsa (unaudited)

NON-CONVERTIBLE CORPORATE BONDS: 72.8%	FOREIGN GOVERNMENT OBLIGATIONS: 11.3%

	Face Amount*	Value
CHINA/HONG KONG: 31.3%
China Hongqiao Group, Ltd. 6.875%, 05/03/18	1,100,000	$1,091,785
HSBC Holdings PLC 6.375%[b], 12/29/49	800,000	851,200
KWG Property Holding, Ltd. 8.975%, 01/14/19	800,000	831,038
Standard Chartered PLC 6.500%[b], 12/29/49	800,000	817,000
Wanda Properties International Co., Ltd.
7.250%, 01/29/24	750,000	787,400
State Grid Corp. of China 3.150%, 11/14/21	CNY 4,000,000	560,189
Shimao Property Holdings, Ltd. 8.125%, 01/22/21	400,000	424,008
Unigroup International Holdings, Ltd.
6.000%, 12/10/20	400,000	422,608
Wynn Macau, Ltd. 5.250%, 10/15/21	400,000	410,000

Total China/Hong Kong		6,195,228

INDONESIA: 16.4%
Alam Synergy Pte, Ltd. 6.950%, 03/27/20	900,000	911,250
Listrindo Capital BV 4.950%, 09/14/26	800,000	810,000
MPM Global Pte, Ltd. 6.750%, 09/19/19	600,000	622,266
Modernland Overseas Pte, Ltd. 6.950%, 04/13/24	500,000	496,950
TBG Global Pte, Ltd. 5.250%, 02/10/22	400,000	414,617

Total Indonesia		3,255,083

SRI LANKA: 7.9%
DFCC Bank PLC 9.625%, 10/31/18	900,000	934,434
National Savings Bank 8.875%, 09/18/18	600,000	632,820

Total Sri Lanka		1,567,254

VIETNAM: 5.3%
Debt and Asset Trading Corp. 1.000%, 10/10/25	1,700,000	1,052,300

Total Vietnam		1,052,300

SOUTH KOREA: 5.2%
Harvest Operations Corp. 6.875%, 10/01/17	1,030,000	1,027,425

Total South Korea		1,027,425

PHILIPPINES: 4.4%
ICTSI Treasury BV 5.875%, 09/17/25	800,000	867,341

Total Philippines		867,341

UNITED STATES: 2.3%
Sprint Communications, Inc. 6.000%, 11/15/22	420,000	445,200

Total United States		445,200

TOTAL NON-CONVERTIBLE CORPORATE BONDS		14,409,831

(Cost $14,044,126)

	Face Amount*	Value
SRI LANKA: 4.6%
Sri Lanka Government Bond 6.125%, 06/03/25	900,000	$918,476

Total Sri Lanka		918,476

PAKISTAN: 4.6%
Pakistan Government Bond 8.250%, 04/15/24	800,000	907,734

Total Pakistan		907,734

VIETNAM: 2.1%
Socialist Republic of Vietnam 4.800%, 11/19/24	400,000	420,372

Total Vietnam		420,372

TOTAL FOREIGN GOVERNMENT OBLIGATIONS		2,246,582

(Cost $2,146,531)

CONVERTIBLE CORPORATE BONDS: 8.7%
INDONESIA: 4.5%
Delta Investment Horizon International, Ltd., Cnv.
3.000%, 05/26/20	900,000	893,250

Total Indonesia		893,250

THAILAND: 4.2%
CP Foods Holdings, Ltd., Cnv. 0.500%, 09/22/21	800,000	822,000

Total Thailand		822,000

TOTAL CONVERTIBLE CORPORATE BONDS		1,715,250

(Cost $1,658,682)

TOTAL INVESTMENTS: 92.8%		18,371,663
(Cost $17,849,339C)

CASH AND OTHER ASSETS, LESS LIABILITIES: 7.2%		1,417,030

NET ASSETS: 100.0%		$19,788,693

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Variable rate security. The rate represents the rate in effect at June 30, 2017.

c	Cost for federal income tax purposes is $17,849,339 and net unrealized appreciation consists of:

Gross unrealized appreciation	$553,176
Gross unrealized depreciation	(30,852)

Net unrealized appreciation	$522,324

*	All values are in USD unless otherwise noted.

Cnv.	Convertible

CNY	Chinese Renminbi (Yuan)

14	MATTHEWS ASIA FUNDS

Matthews Asia Credit Opportunities Fund

June 30, 2017

Schedule of Investmentsa (unaudited) (continued)

OTC CREDIT DEFAULT SWAPS - BUY PROTECTION*

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Value	Premiums Received	Unrealized Appreciation
Republic of Korea	1.00%	Bank of America, N.A.	6/20/2022	USD 2,000	($45,229)	($45,900)	$671

*	Swap is not centrally cleared.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	15

PORTFOLIO MANAGERS
Robert J. Horrocks, PhD
Lead Manager
Kenneth Lowe, CFA
Lead Manager

FUND FACTS
	Investor	Institutional
Ticker	MACSX	MICSX
CUSIP	577130206	577130842
Inception	9/12/94	10/29/10
NAV	$17.06	$17.04
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.09%	0.94%
Portfolio Statistics
Total # of Positions		60
Net Assets		$2.9 billion
Weighted Average Market Cap		$44.0 billion
Portfolio Turnover[2]		15.64%
Benchmark
MSCI AC Asia ex Japan Index

OBJECTIVE

Long-term capital appreciation. The Fund also seeks to provide some current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in dividend-paying common stock, preferred stock and other equity securities, and convertible securities as well as fixed-income securities, of any duration or quality, of companies located in Asia, which consists of all countries and markets in Asia, including developed, emerging and frontier countries and markets in the Asian region.

Matthews Asian Growth and Income Fund

Portfolio Manager Commentary  (unaudited)

Period ended June 30, 2017

For the first half of 2017, the Matthews Asian Growth and Income Fund returned 14.87% (Investor Class) and 14.99% (Institutional Class) while its benchmark, the MSCI All Country Asia ex Japan Index, returned 22.93%. For the quarter ending June 30, 2017, the Fund returned 5.03% (Investor Class) and 5.07% (Institutional Class) compared to the benchmark return of 8.40% over the same period.

Market Environment:

Asian equity markets continued their strong performance into the second quarter as sentiment for emerging markets has shifted from being largely negative in many allocators’ minds to being somewhat more constructive. The prior five years of weaker-than-anticipated earnings growth and poor dollar-denominated market performance has turned as earnings expectations have been on the rise through a combination of base effects, reflation in China and a strong technology cycle. Additionally, a prospective border adjustment tax from the U.S. appears unlikely to succeed in its current form and European political risk has waned with the election of Europhile Emmanuel Macron as France’s new president. These points have all helped the asset class as “risk-on” assets gather momentum and volatility remains low.

More structurally during the quarter, we witnessed the inclusion of China A-shares to MSCI benchmarks. Initially, 222 large-capitalization stocks from the mainland will be included into the Emerging Markets Index at a small weighting slated to begin next spring. This, alongside the strength of internet stocks, likely helped China to become the region’s strongest performer during the quarter.

Performance Contributors and Detractors:

The bulk of the stocks within the portfolio rose during the quarter with the largest contributor to returns coming once more from Pan-Asian life insurer AIA Group, a core holding. The stock reached all-time highs during the period as its value of new business rose by an impressive 55% in constant currency terms during the first quarter. It remains clear that fundamental demand for covering protection gaps remains strong and the company’s cash generation will enable it to continue to grow dividends substantially. Other Hong Kong stocks, VTech Holdings and Techtronic Industries, also delivered strong performance. The former bounced back from a weak first quarter as earnings positively surprised on the integration of fellow electronic learning product company Leapfrog, as well as revenue growth in commercial phone sales and contract manufacturing. Techtronic Industries benefited from solid revenue growth in power tools, particularly as its partner, Home Depot, continues to post impressive year-over-year comparable store sales.

Information technology stocks also delivered strong absolute performance for the portfolio with Samsung Electronics rising on strong memory pricing and an ongoing share buyback. However, the portfolio’s underweight within the sector, given its large size in the index, hurt relative performance as Chinese internet stocks and many others within the technology supply chain rallied.

Beyond this, South Korean holdings Kangwon Land and Kepco Plant Service & Engineering (KPS) detracted from performance. The former is the country’s only casino in which local residents are allowed to gamble and there are concerns that this could change. The stock also has been hurt by poor earnings. KPS sputtered on weaker-than-expected overseas order wins and expectations for South Korea’s new president to readdress the use of nuclear power in the country.

Notable Changes to Portfolio:

We added a number of new holdings to the portfolio during the quarter, including U.S.-listed fabless semiconductor company Broadcom. The business was formed

(continued)

1	Prospectus expense ratios.
2	The lesser of fiscal year 2016 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

16	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2017
				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MACSX)	5.03%	14.87%	8.75%	1.73%	6.05%	5.06%	9.50%		9/12/94
Institutional Class (MICSX)	5.07%	14.99%	8.94%	1.89%	6.22%	n.a.	4.71%		10/29/10
MSCI AC Asia ex Japan Index[3]	8.40%	22.93%	27.06%	5.32%	8.27%	4.48%	4.46%	[4]
Lipper Pacific Region Funds Category Average[5]	6.61%	17.21%	18.61%	4.51%	8.36%	2.88%	4.27%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance, visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY
	2017			2016
	June	December	Total	June	December	Total
Investor (MACSX)	$0.10	n.a.	n.a.	$0.15	$0.33	$0.48
Inst’l (MICSX)	$0.12	n.a.	n.a.	$0.16	$0.34	$0.50

Note: This table does not include capital gains distributions. Totals may differ by $0.01 due to rounding. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

1.71% (Investor Class) 1.88% (Institutional Class)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 6/30/17, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

DIVIDEND YIELD: 3.27%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividends paid by each equity security held by the Fund over the 12 months ended 6/30/17 divided by the current price of each equity as of 6/30/17. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross equity portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems, Bloomberg, MICM

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 91 for index definition.

4	Calculated from 8/31/94.

5	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS[6]
	Sector	Country	% of Net Assets
AIA Group, Ltd.	Financials	China/Hong Kong	3.6%
Taiwan Semiconductor Manufacturing Co., Ltd.	Information Technology	Taiwan	3.3%
Samsung Electronics Co., Ltd.	Information Technology	South Korea	3.1%
CapitaLand, Ltd., Cnv., 1.950%, 10/17/2023	Real Estate	Singapore	2.5%
Singapore Telecommunications, Ltd.	Telecommunication Services	Singapore	2.4%
Techtronic Industries Co., Ltd.	Consumer Discretionary	China/Hong Kong	2.3%
Ascendas REIT	Real Estate	Singapore	2.3%
United Overseas Bank, Ltd.	Financials	Singapore	2.2%
Genting Malaysia BHD	Consumer Discretionary	Malaysia	2.1%
HSBC Holdings PLC	Financials	China/Hong Kong	2.0%
% OF ASSETS IN TOP TEN			25.8%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	17

COUNTRY ALLOCATION (%)[7,8]
China/Hong Kong	32.2
Singapore	14.1
South Korea	12.0
Japan	6.2
Australia	4.9
Taiwan	4.8
Indonesia	3.9
Malaysia	3.4
United States	3.2
Thailand	2.6
India	1.7
Vietnam	1.5
Norway	1.5
New Zealand	1.4
Philippines	1.0
Cash and Other Assets, Less Liabilities	5.6

SECTOR ALLOCATION (%)[8]
Industrials	15.4
Consumer Discretionary	15.2
Telecommunication Services	14.2
Consumer Staples	13.6
Financials	10.5
Information Technology	9.2
Real Estate	7.3
Utilities	5.3
Health Care	3.7
Cash and Other Assets, Less Liabilities	5.6

MARKET CAP EXPOSURE (%)[8]
Mega Cap (over $25B)	39.3
Large Cap ($10B–$25B)	18.7
Mid Cap ($3B–10B)	25.4
Small Cap (under $3B)	11.0
Cash and Other Assets, Less Liabilities	5.6

ASSET TYPE BREAKDOWN (%)[8,9]
Common Equities and ADRs	81.2
Convertible Corporate Bonds	10.2
Preferred Equities	3.1
Cash and Other Assets, Less Liabilities	5.6

7	Not all countries where the Fund may invest are included in the benchmark index.

8	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

9	Bonds are not included in the MSCI All Country Asia ex Japan Index.

Matthews Asian Growth and Income Fund

Portfolio Manager Commentary  (unaudited) (continued)

through the merger of Avago Technologies and Broadcom last year with headquarters in the U.S. and in Singapore. Much of the company’s product suite in areas such as wireless connectivity, network switching, data center storage etc. holds strong market positions and is mission critical to its customers. This enables high margins and strong free cash flow. We believe both wired and wireless products have a solid sustainable growth outlook that should lead to attractive dividend growth to accompany an already reasonable valuation of a 1.7% dividend yield and 15x price-to-earnings (P/E) ratio.*

We also added Indonesian bank and micro finance lender Bank Rakyat Indonesia. The company not only has an impressive pedigree in what is a lucrative business, but it also has a strong balance sheet with a Tier 1 ratio of 19.6%, a healthy funding base and fairly robust loan loss reserves. There have been some question marks over the company’s decision to increase corporate lending in recent years, but new management has sensibly refocused on micro lending once more. We believe that a franchise of this caliber was attractively priced at around 13.4x forward P/E and a 2.8% dividend yield. These additions were funded through the closure of positions in Keppel Corporation, ARA Asset Management and Transcosmos.

Outlook:

The strength of Asian equity markets this year has been, to a reasonable extent, justified by fundamentals. An improvement in earnings momentum and some level of de-risking being attempted within the Chinese financial system are both positive outcomes. Further, tail risks from global politics appear to have waned. Valuations, however, have returned to a level that on a trailing basis are in line with medium-term averages. Additionally, volatility is astoundingly low and it is sensible to question how long this can persist as monetary policy across the globe appears to be tightening. Despite government officials in China being aware of the debt challenges, deleveraging has not yet occurred and the quantity of outstanding credit and capital misallocation remains a concern.

With a backdrop of reasonable fundamentals, middling valuations and some residual tail risks, we will continue to offer our investors what we believe to be a portfolio that delivers solid risk-adjusted returns through a full economic cycle. We will avoid the chase for beta† in such an unsustainably low volatility environment and deploy capital sensibly in those businesses that attempt to create value for minority shareholders over the long term.

*	Price-to-Earnings (P/E) Ratio: Price-to-Earnings Ratio (P/E Ratio) is a valuation ratio of a company’s current share price compared to its per-share earnings.

†	Beta is a measure of volatility, or systemic risk, of a security or a portfolio in comparison to the market as a whole.

18	MATTHEWS ASIA FUNDS

Matthews Asian Growth and Income Fund

June 30, 2017

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 81.1%

	Shares	Value
CHINA/HONG KONG: 25.9%
AIA Group, Ltd.	14,184,800	$103,781,118
Techtronic Industries Co., Ltd.	14,665,000	67,385,621
HSBC Holdings PLC ADR	1,264,833	58,675,603
Jardine Matheson Holdings, Ltd.	909,900	58,411,923
CK Hutchison Holdings, Ltd.	4,438,672	55,703,316
China Mobile, Ltd. ADR	964,000	51,178,760
CLP Holdings, Ltd.	4,667,200	49,352,586
Guangdong Investment, Ltd.	32,744,000	45,126,537
Pacific Textiles Holdings, Ltd.[b]	31,906,000	40,866,096
Hang Lung Properties, Ltd.	15,220,920	38,039,312
HKT Trust & HKT, Ltd.	27,873,000	36,557,329
Café de Coral Holdings, Ltd.	10,968,000	35,531,367
VTech Holdings, Ltd.	2,227,500	35,285,624
Vitasoy International Holdings, Ltd.	16,747,000	34,471,064
Cheung Kong Property Holdings, Ltd.	4,400,172	34,432,586

Total China/Hong Kong		744,798,842

SINGAPORE: 11.6%
Singapore Telecommunications, Ltd.	24,329,100	68,707,340
Ascendas REIT	35,011,100	66,337,382
United Overseas Bank, Ltd.	3,796,000	63,729,683
Singapore Technologies Engineering, Ltd.	21,623,025	57,767,079
SIA Engineering Co., Ltd.	15,928,900	47,196,298
ComfortDelGro Corp., Ltd.	19,003,800	31,742,150

Total Singapore		335,479,932

SOUTH KOREA: 8.9%
Samsung Electronics Co., Ltd.	43,412	90,419,463
Kangwon Land, Inc.	1,557,377	47,457,161
KT&G Corp.	451,143	46,148,182
GS Home Shopping, Inc.	225,202	45,550,368
KEPCO Plant Service & Engineering Co., Ltd.	634,668	24,500,156
ING Life Insurance Korea, Ltd.[c,d]	126,843	3,769,315

Total South Korea		257,844,645

JAPAN: 6.2%
Japan Tobacco, Inc.	1,528,200	53,713,336
Kao Corp.	861,700	51,235,254
KDDI Corp.	1,480,800	39,163,646
USS Co., Ltd.	1,681,400	33,512,134

Total Japan		177,624,370

AUSTRALIA: 4.9%
CSL, Ltd.	448,874	47,638,765
Brambles, Ltd.	4,238,855	31,696,332
Insurance Australia Group, Ltd.	5,886,381	30,677,668
Domino’s Pizza Enterprises, Ltd.	759,157	30,378,103

Total Australia		140,390,868

TAIWAN: 4.8%
Taiwan Semiconductor Manufacturing Co., Ltd.	11,282,187	77,082,308
Chunghwa Telecom Co., Ltd. ADR	1,226,825	43,208,776
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	477,024	16,676,759

Total Taiwan		136,967,843

	Shares	Value
INDONESIA: 3.9%
PT Telekomunikasi Indonesia Persero ADR	1,435,400	$48,329,918
PT Bank Rakyat Indonesia Persero	35,607,600	40,629,487
PT Perusahaan Gas Negara Persero	139,319,300	23,497,913

Total Indonesia		112,457,318

MALAYSIA: 3.4%
Genting Malaysia BHD	47,850,100	61,300,920
British American Tobacco Malaysia BHD	3,498,400	35,386,190

Total Malaysia		96,687,110

UNITED STATES: 3.2%
ResMed, Inc.	589,000	45,865,430
Broadcom, Ltd.	196,700	45,840,935

Total United States		91,706,365

INDIA: 1.7%
Bharti Infratel, Ltd.	8,473,114	49,082,753

Total India		49,082,753

VIETNAM: 1.5%
Vietnam Dairy Products JSC	6,294,291	43,639,975

Total Vietnam		43,639,975

NORWAY: 1.5%
Telenor ASA	2,542,183	42,175,432

Total Norway		42,175,432

NEW ZEALAND: 1.4%
SKYCITY Entertainment Group, Ltd.	13,775,057	41,199,718

Total New Zealand		41,199,718

THAILAND: 1.2%
Glow Energy Public Co., Ltd.	15,554,000	36,045,578

Total Thailand		36,045,578

PHILIPPINES: 1.0%
Globe Telecom, Inc.	742,500	30,135,553

Total Philippines		30,135,553

TOTAL COMMON EQUITIES:		2,336,236,302

(Cost $2,010,691,958)

matthewsasia.com | 800.789.ASIA	19

Matthews Asian Growth and Income Fund

June 30, 2017

Schedule of Investmentsa (unaudited) (continued)

CONVERTIBLE CORPORATE BONDS: 10.2%	PREFERRED EQUITIES: 3.1%

	Face Amount*	Value
CHINA/HONG KONG: 6.3%
Shine Power International, Ltd., Cnv. 0.000%, 07/28/19	HKD 446,000,000	$57,481,957
Johnson Electric Holdings, Ltd., Cnv. 1.000%, 04/02/21	49,750,000	54,849,375
Hengan International Group Co., Ltd., Cnv.
0.000%, 06/27/18	HKD 339,000,000	45,699,620
Haitian International Holdings, Ltd., Cnv.
2.000%, 02/13/19	21,500,000	23,596,250

Total China/Hong Kong		181,627,202

SINGAPORE: 2.5%
CapitaLand, Ltd., Cnv. 1.950%, 10/17/23	SGD 96,500,000	71,774,832

Total Singapore		71,774,832

THAILAND: 1.4%
CP Foods Holdings, Ltd., Cnv. 0.500%, 09/22/21	27,200,000	27,948,000
Bangkok Dusit Medical Services Public Co., Ltd., Cnv.
0.000%, 09/18/19	THB 385,000,000	11,999,374

Total Thailand		39,947,374

TOTAL CONVERTIBLE CORPORATE BONDS		293,349,408

(Cost $298,038,029)

	Shares	Value
SOUTH KOREA: 3.1%
LG Household & Health Care, Ltd., Pfd.	99,637	$54,073,592
Hyundai Motor Co., Ltd., Pfd.	355,983	35,162,206

Total South Korea		89,235,798

TOTAL PREFERRED EQUITIES		89,235,798

(Cost $21,226,632)

TOTAL INVESTMENTS: 94.4%		2,718,821,508
(Cost $2,329,956,619e)

CASH AND OTHER ASSETS, LESS LIABILITIES: 5.6%		160,844,837

NET ASSETS: 100.0%		$2,879,666,345

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Illiquid security, trading was halted at June 30, 2017.

c	Non-income producing security.

d	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Directors. At June 30, 2017, the aggregate value is $3,769,315, which is 0.13% of net assets.

e	Cost for federal income tax purposes is $2,330,194,338 and net unrealized appreciation consists of:

Gross unrealized appreciation	$560,949,317
Gross unrealized depreciation	(172,322,147)

Net unrealized appreciation	$388,627,170

*	All values are in USD unless otherwise noted.

ADR	American Depositary Receipt

BHD	Berhad

Cnv.	Convertible

HKD	Hong Kong Dollar

JSC	Joint Stock Co.

Pfd.	Preferred

REIT	Real Estate Investment Trust

SGD	Singapore Dollar

THB	Thai Baht

USD	U.S. Dollar

See accompanying notes to financial statements.

20	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS
Yu Zhang, CFA	Robert Horrocks, PhD
Lead Manager	Lead Manager
Vivek Tanneeru
Co-Manager

FUND FACTS
	Investor	Institutional
Ticker	MAPIX	MIPIX
CUSIP	577125107	577130750
Inception	10/31/06	10/29/10
NAV	$18.30	$18.29
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.06%	0.94%
After Fee Waiver and Reimbursement[2]	1.06%*	0.93%
Portfolio Statistics
Total # of Positions		69
Net Assets		$6.0 billion
Weighted Average Market Cap		$49.6 billion
Portfolio Turnover[3]		39.76%
Benchmark
MSCI AC Asia Pacific Index

OBJECTIVE

Total return with an emphasis on providing current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in dividend-paying equity securities of companies located in Asia. Asia consists of all countries and markets in Asia, and includes developed, emerging and frontier countries and markets in the Asian region. The Fund may also invest in convertible debt and equity securities.

Matthews Asia Dividend Fund

Portfolio Manager Commentary  (unaudited)

For the first half of 2017, the Matthews Asia Dividend Fund returned 19.02% (Investor Class) and 19.03% (Institutional Class), outperforming its benchmark, the MSCI All Country Asia Pacific Index, which returned 15.91% over the same period. For the quarter ending June 30, 2017, the Fund returned 6.57% (Investor Class) and 6.54% (Institutional Class) compared to the benchmark return of 5.87% over the same period.

Market Environment:

Asian equity markets further extended strong year-to-date performance during the second quarter of the year, owing to improving macroeconomic conditions and a positive, but benign, inflation environment. While most individual markets delivered solid returns, Australia and China’s domestic A-share market were laggards amid the rally. In China, this resulted from liquidity tightening by its central bank in an effort to deleverage its financial system. In Australia, there were increased market concerns about an overheated property market and the potential risks to Australian banks with exposure to the mortgage market.

Meanwhile, investor exuberance toward Chinese technology companies, including names like Tencent and Alibaba, drove some of those stocks to record-setting market capitalizations.

Performance Contributors and Detractors:

Despite the lackluster performance of China’s A-share market, top contributors to portfolio returns during the second quarter included home appliance manufacturer Midea Group and liquor maker Kweichou Moutai—both A-share stocks. Both stocks appeared to receive a boost from anticipation over being included in index provider MSCI’s global indices. However, we believe their strong fundamentals were more likely the key drivers of their performance. MSCI announced in late June its long-awaited decision to include China A-shares into its Emerging Market Index. We believe A-share companies with unique business models and strong fundamentals could attract the attention of more global long-term investors—which would be a positive development for the A-share market.

Our position in Hyundai Mobis, a South Korean auto parts company, which was initiated recently, was the biggest detractor to returns during the quarter. As part of the Hyundai Motor Group, Hyundai Mobis’s business is facing some clear challenges, mostly related to the poor sales performance by its main original equipment manufacturing (OEM) customers, including Hyundai Motors and Kia Motors. At the current distressed valuation multiples, we believe most of the negatives already have been factored into the share price. On the other hand, South Korea’s family-run chaebol companies are likely to face increasing scrutiny from the newly elected government, which has vowed to reform corporate governance. Given Hyundai Mobis’ strategic position within the Hyundai Group, especially its 20% stake in Hyundai Motor, any potential group-level restructuring could start unlocking the value of its investment holdings. We like its strong free-cash-flow generation and net-cash balance sheet and believe they may help Mobis increase shareholder returns, including higher dividend payouts.

Notable Changes to Portfolio:

During the quarter, we initiated a few new names, including Chinese life insurer Ping An Insurance. The company, which manages one of the most efficient life

(continued)

*	Reimbursement was below 0.01%
1	Prospectus expense ratios.
2	Matthews has contractually agreed to waive a portion of its advisory fee and administrative and shareholder services fee if the Fund’s average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of the Fund that are over $3 billion, the advisory fee rate and the administrative and shareholder services fee rate for the Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%. Any amount waived by Matthews pursuant to this agreement may not be recouped by Matthews. This agreement will remain in place until April 30, 2018 and may be terminated at any time (i) by the Trust on behalf of the Fund or by the Board of Trustees upon 60 days’ prior written notice to Matthews; or (ii) by Matthews upon 60 days’ prior written notice to the Trust, in each case without payment of any penalty.
3	The lesser of fiscal year 2016 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	21

PERFORMANCE AS OF JUNE 30, 2017
				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MAPIX)	6.57%	19.02%	16.37%	6.81%	9.81%	8.37%	9.65%		10/31/06
Institutional Class (MIPIX)	6.54%	19.03%	16.43%	6.94%	9.94%	n.a.	7.50%		10/29/10
MSCI AC Asia Pacific Index[4]	5.87%	15.91%	23.00%	4.76%	8.59%	2.83%	4.18%	[5]
Lipper International Equity Income Funds Category Average[6]	5.17%	13.07%	16.10%	-0.61%	5.77%	0.84%	2.69%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance, visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY
	2017					2016
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
Investor (MAPIX)	$0.02	$0.15	n.a.	n.a.	n.a.	$0.01	$0.19	$0.06	$0.04	$0.29
Inst’l (MIPIX)	$0.03	$0.15	n.a.	n.a.	n.a.	$0.02	$0.19	$0.07	$0.05	$0.32

Totals may differ by $0.01 due to rounding and a return of capital. For distribution history please visit matthewsasia.com.

30-DAY YIELD:

1.46% (Investor Class) 1.58% (Institutional Class)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 6/30/17, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

DIVIDEND YIELD: 2.66%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividends paid by each equity security held by the Fund over the 12 months ended 6/30/17 divided by the current price of each equity as of 6/30/17. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross equity portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems, Bloomberg, MICM.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

4	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 91 for index definition.

5	Calculated from 10/31/06.

6	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS[7]
	Sector	Country	% of Net Assets
Minth Group, Ltd.	Consumer Discretionary	China/Hong Kong	4.1%
HSBC Holdings PLC	Financials	China/Hong Kong	2.9%
Shenzhou International Group Holdings, Ltd.	Consumer Discretionary	China/Hong Kong	2.8%
Mitsubishi UFJ Financial Group, Inc.	Financials	Japan	2.8%
LG Chem, Ltd., Pfd.	Materials	South Korea	2.7%
Sumitomo Mitsui Financial Group, Inc.	Financials	Japan	2.7%
Ping An Insurance Group Co. of China, Ltd.	Financials	China/Hong Kong	2.5%
Hyundai Mobis Co., Ltd.	Consumer Discretionary	South Korea	2.5%
Samsung Electronics Co., Ltd., Pfd.	Information Technology	South Korea	2.5%
Midea Group Co., Ltd.	Consumer Discretionary	China/Hong Kong	2.4%
% OF ASSETS IN TOP TEN			27.9%

7	Holdings may combine more than one security from same issuer and related depositary receipts.

22	MATTHEWS ASIA FUNDS

Matthews Asia Dividend Fund

Portfolio Manager Commentary  (unaudited) (continued)

insurance businesses in China, has been benefiting from rising affluence in China and has focused on growing its business. Shareholder returns were not among its top priorities. After our recent interactions with the firm, however, management sent a clear message that the company is now in a position to deliver both growth and shareholder returns via higher dividend payouts. As the interest rate yield curve in China is steepening with the central bank’s measures to tighten liquidity, including squeezing out “rogue players” in the insurance market, large players like Ping An are likely to see both higher investment returns and improving competitive conditions. The initiation in Ping An Insurance, alongside a few other new positions, was partially funded by exiting our positions in Jiangsu Expressway and PICC Property & Casualty, whose business fundamentals look less attractive today.

Outlook:

After two years of disappointing earnings, Asian companies delivered both strong positive earnings-per-share growth and free cash flow growth during the first quarter of the year. Notwithstanding strong year-to-date share performance, valuations for the region remain at long-term averages. As managers of a total-return dividend strategy, we believe Asian companies today are better-positioned to deliver both attractive dividend yield and higher dividend growth.

COUNTRY ALLOCATION (%)[8,9]
China/Hong Kong	33.3
Japan	26.8
South Korea	13.8
Singapore	7.5
India	4.4
Taiwan	2.7
Indonesia	2.6
Thailand	2.1
Australia	1.4
Vietnam	1.4
Luxembourg	1.4
Philippines	1.0
Cash and Other Assets, Less Liabilities	1.6

SECTOR ALLOCATION (%)[9]
Consumer Discretionary	20.3
Consumer Staples	20.0
Financials	18.9
Industrials	10.3
Information Technology	6.5
Telecommunication Services	5.7
Energy	4.2
Real Estate	3.8
Materials	3.7
Health Care	2.7
Utilities	2.3
Cash and Other Assets, Less Liabilities	1.6

MARKET CAP EXPOSURE (%)[9]
Mega Cap (over $25B)	38.2
Large Cap ($10B–$25B)	23.6
Mid Cap ($3B–10B)	23.7
Small Cap (under $3B)	13.0
Cash and Other Assets, Less Liabilities	1.6

8	Not all countries where the Fund may invest are included in the benchmark index.

9	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA	23

Matthews Asia Dividend Fund

June 30, 2017

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 93.3%

	Shares	Value
CHINA/HONG KONG: 33.3%
Minth Group, Ltd.†	57,319,000	$242,821,512
Shenzhou International Group Holdings, Ltd.	25,854,000	169,999,690
Ping An Insurance Group Co. of China, Ltd. H Shares	23,135,500	152,402,772
Midea Group Co., Ltd. A Shares	22,819,730	144,858,326
HSBC Holdings PLC	14,318,000	133,019,814
China Petroleum & Chemical Corp. H Shares	168,640,000	132,045,415
Sands China, Ltd.	27,533,600	126,036,153
Kweichow Moutai Co., Ltd. A Shares	1,657,292	115,391,551
China Construction Bank Corp. H Shares	131,449,000	102,220,835
China Gas Holdings, Ltd.	47,510,000	95,915,068
Fuyao Glass Industry Group Co., Ltd. H Shares [b]	21,248,000	81,339,958
China Mobile, Ltd. ADR	1,509,825	80,156,609
Yuexiu Transport Infrastructure, Ltd.†	92,646,000	66,443,763
Far East Horizon, Ltd.	67,294,000	58,705,627
Dairy Farm International Holdings, Ltd.	7,424,400	58,504,272
Café de Coral Holdings, Ltd.	17,330,000	56,141,373
Henan Shuanghui Investment & Development Co., Ltd. A Shares	13,214,900	46,294,546
HKBN, Ltd.	45,415,623	45,449,152
HSBC Holdings PLC ADR	855,800	39,700,562
China Conch Venture Holdings, Ltd.	19,200,500	35,151,536
China Petroleum & Chemical Corp. ADR	153,000	12,025,800

Total China/Hong Kong		1,994,624,334

JAPAN: 26.8%
Mitsubishi UFJ Financial Group, Inc.	24,719,900	166,736,924
Sumitomo Mitsui Financial Group, Inc.	4,069,100	158,875,830
Hoya Corp.	2,370,300	123,401,071
Pigeon Corp.	3,077,300	111,876,228
Japan Tobacco, Inc.	3,123,500	109,785,109
MISUMI Group, Inc.	4,617,000	105,819,998
Seven & I Holdings Co., Ltd.	2,162,900	89,250,869
Kao Corp.	1,402,700	83,402,218
Seven Bank, Ltd.	23,009,400	82,499,203
Sohgo Security Services Co., Ltd.	1,758,100	79,360,800
Mitsubishi Pencil Co., Ltd.	2,628,400	74,183,014
Kyushu Railway Co.	2,142,300	69,483,599
Anritsu Corp.†	7,080,000	63,970,616
ITOCHU Corp.	4,152,500	61,826,275
Fuji Seal International, Inc.	2,138,600	59,123,835
NTT DoCoMo, Inc.	2,367,700	55,997,729
Nifco, Inc.	689,800	37,100,959
LIXIL VIVA Corp.	1,999,900	36,041,763
Suntory Beverage & Food, Ltd.	643,600	29,915,059
Skylark Co., Ltd.	424,500	6,099,101

Total Japan		1,604,750,200

SOUTH KOREA: 8.7%
Hyundai Mobis Co., Ltd.	682,941	149,298,982
BGF Retail Co., Ltd.	1,531,424	135,298,371
KT&G Corp.	978,858	100,129,043
Woori Bank	4,866,238	78,389,696
Samsung Electronics Co., Ltd.	27,949	58,212,788

Total South Korea		521,328,880

	Shares	Value
SINGAPORE: 7.5%
United Overseas Bank, Ltd.	8,576,000	$143,979,388
CapitaLand, Ltd.	50,207,800	127,579,014
Singapore Technologies Engineering, Ltd.	28,460,000	76,032,427
CapitaLand Retail China Trust, REIT†	48,605,700	57,899,654
Ascendas India Trust†	53,470,700	44,031,497

Total Singapore		449,521,980

INDIA: 4.4%
ITC, Ltd.	20,701,500	103,557,961
Bharti Infratel, Ltd.	17,014,689	98,562,084
Gujarat Pipavav Port, Ltd.	21,381,946	49,379,677
Shriram City Union Finance, Ltd.	348,532	12,854,232
Minda Industries, Ltd.	93,673	927,089

Total India		265,281,043

TAIWAN: 2.7%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	3,027,940	105,856,782
St. Shine Optical Co., Ltd.	1,965,000	41,111,372
Taiwan Semiconductor Manufacturing Co., Ltd.	2,336,469	15,963,255

Total Taiwan		162,931,409

INDONESIA: 2.6%
PT United Tractors	51,000,100	104,968,756
PT Cikarang Listrindo[b]	443,866,500	39,965,470
PT Hanjaya Mandala Sampoerna	25,476,200	7,340,357

Total Indonesia		152,274,583

THAILAND: 2.1%
Thai Beverage Public Co., Ltd.	189,041,400	123,578,083

Total Thailand		123,578,083

AUSTRALIA: 1.4%
Breville Group, Ltd.†	10,644,019	85,484,086

Total Australia		85,484,086

VIETNAM: 1.4%
Vietnam Dairy Products JSC	11,887,938	82,422,200

Total Vietnam		82,422,200

LUXEMBOURG: 1.4%
L’Occitane International SA	35,557,750	81,557,941

Total Luxembourg		81,557,941

PHILIPPINES: 1.0%
Globe Telecom, Inc.	1,447,730	58,758,443

Total Philippines		58,758,443

TOTAL COMMON EQUITIES:		5,582,513,182

(Cost $4,417,086,648)

24	MATTHEWS ASIA FUNDS

Matthews Asia Dividend Fund

June 30, 2017

Schedule of Investmentsa (unaudited) (continued)

PREFERRED EQUITIES: 5.1%

	Shares	Value
SOUTH KOREA: 5.1%
LG Chem, Ltd., Pfd.	909,328	$160,563,145
Samsung Electronics Co., Ltd., Pfd.	90,196	147,064,410

Total South Korea		307,627,555

TOTAL PREFERRED EQUITIES		307,627,555

(Cost $195,924,175)

TOTAL INVESTMENTS: 98.4%		5,890,140,737
(Cost $4,613,010,823C)

CASH AND OTHER ASSETS, LESS LIABILITIES : 1.6%		93,363,674

NET ASSETS: 100.0%		$5,983,504,411

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Directors. At June 30, 2017, the aggregate value is $121,305,428, which is 2.03% of net assets.

c	Cost for federal income tax purposes is $4,618,478,562 and net unrealized appreciation consists of:

Gross unrealized appreciation	$1,368,121,068
Gross unrealized depreciation	(96,458,893)

Net unrealized appreciation	$1,271,662,175

†	Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR	American Depositary Receipt

JSC	Joint Stock Co.

Pfd.	Preferred

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	25

PORTFOLIO MANAGERS
Yu Zhang, CFA
Lead Manager
Sherwood Zhang, CFA
Co-Manager

FUND FACTS
	Investor	Institutional
Ticker	MCDFX	MICDX
CUSIP	577125305	577130735
Inception	11/30/09	10/29/10
NAV	$16.30	$16.30
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.22%	1.06%
Portfolio Statistics
Total # of Positions		45
Net Assets		$238.0 million
Weighted Average Market Cap		$54.6 billion
Portfolio Turnover[2]		72.96%
Benchmark
MSCI China Index

OBJECTIVE

Total return with an emphasis on providing current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in dividend-paying equity securities of companies located in China. China includes its administrative and other districts, such as Hong Kong. The Fund may also invest in convertible debt and equity securities.

Matthews China Dividend Fund

Portfolio Manager Commentary  (unaudited)

Period ended June 30, 2017

For the first half of 2017, the Matthews China Dividend Fund returned 17.11% (Investor Class) and 17.19% (Institutional Class) while its benchmark, the MSCI China Index, returned 24.96%. For the quarter ending June 30, 2017, the Fund returned 8.13% (Investor Class) and 8.14% (Institutional Class) compared to the benchmark return of 10.66% over the same period.

Market Environment:

Chinese equities continued to perform well over the second quarter of the year, particularly within the information technology sector as two internet giants, Tencent and Alibaba, reported strong earnings and guidance. During the quarter, the U.S. Federal Reserve also announced an additional interest rate hike, though emerging markets remained stable and China’s currency appreciated to a new high for the year. In late June, global index provider MSCI announced its decision to include a select number of China A-share stocks into its emerging market index, concluding a three-year evaluation. The initial weighting of A-shares in the index will be minimal, representing about 0.73% of the index. The inclusion, however, serves as a vote of confidence in China’s reform efforts and policies toward opening and developing its capital markets. The domestic A-Share market rallied strongly on the back of this news.

Performance Contributors and Detractors:

During the first half of the year, our lower allocation to the information technology sector versus the benchmark was the biggest detractor to our relative performance. While Tencent, China’s leading social media and gaming operator, continued to be the top performer for the second quarter, we maintained a lower allocation to the technology sector as many such companies tend to be lacking in terms of making regular dividend payments. The portfolio also underperformed the benchmark in the second quarter due to its lower allocation in auto-related industries.

Hangzhou Hikvision Digital Technology, a global leader in video surveillance equipment, was another strong performer during the second quarter. It benefited from market excitement over technology it has developed, which is being increasingly adopted into artificial intelligence applications.

In terms of detractors to Fund performance, Guangshen Railway was the largest detractor to performance during the quarter, as it faces greater competition from a newly built high speed railway connecting Hong Kong–Shenzhen–Guangzhou, while its ability to raise ticket prices still lags behind our initial expectation. HKBN, a local Hong Kong telecom operator, was the second-largest detractor to Fund performance as the company failed to deliver on its most recent acquisition, while the market started to worry about pricing competition. We are closely watching both companies and reviewing their portfolio positions.

Notable Changes to Portfolio:

During the second quarter, we initiated another position in the A-share stocks of Midea Group, a leader in manufacturing electrical appliances. With an impressive portfolio of home appliances—ranging from small appliances to larger white goods—the company should be well-poised to benefit from China’s ongoing trend of urbanization. Its acquisition of Kuka, a global leader of industrial robotics, could also provide more upside potential if well-integrated. Within the financials sector, we swapped life insurance provider AIA group for Ping An Insurance Group, as we believe Ping An could deliver stronger earnings growth while also being more attractively valued compared to AIA.

(continued)

1	Prospectus expense ratio.
2	The lesser of fiscal year 2016 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

26	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2017
				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Year	5 Year	Since Inception		Inception Date
Investor Class (MCDFX)	8.13%	17.11%	24.88%	11.40%	12.46%	10.39%		11/30/09
Institutional Class (MICDX)	8.14%	17.19%	25.05%	11.58%	12.68%	9.08%		10/29/10
MSCI China Index[3]	10.66%	24.96%	32.34%	8.29%	9.20%	4.46%	[4]
Lipper China Region Funds Category Average[5]	8.83%	21.85%	25.75%	6.93%	8.79%	5.04%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY
	2017			2016
	June	December	Total	June	December	Total
Investor (MCDFX)	$0.20	n.a.	n.a.	$0.21	$0.07	$0.28
Inst’l (MICDX)	$0.21	n.a.	n.a.	$0.22	$0.08	$0.30

Note: This table does not include capital gains distributions. Totals may differ by $0.01 due to rounding. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

2.13% (Investor Class) 2.28% (Institutional Class)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 6/30/17, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

DIVIDEND YIELD: 2.92%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividends paid by each equity security held by the Fund over the 12 months ended 6/30/17 divided by the current price of each equity as of 6/30/17. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross equity portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems, Bloomberg, MICM.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 91 for index definition.

4	Calculated from 11/30/09.

5	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS[6]
	Sector	% of Net Assets
Tencent Holdings, Ltd.	Information Technology	6.2%
HSBC Holdings PLC	Financials	4.0%
Midea Group Co., Ltd.	Consumer Discretionary	3.5%
WH Group, Ltd.	Consumer Staples	3.2%
Ping An Insurance Group Co. of China, Ltd.	Financials	3.1%
China Petroleum & Chemical Corp.	Energy	2.9%
China Everbright, Ltd.	Financials	2.9%
Chow Tai Fook Jewellery Group, Ltd.	Consumer Discretionary	2.9%
PICC Property & Casualty Co., Ltd.	Financials	2.9%
Bank of China, Ltd.	Financials	2.8%
% OF ASSETS IN TOP TEN		34.4%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	27

COUNTRY ALLOCATION (%)[7,8]
China/Hong Kong	92.1
Taiwan	2.6
Singapore	2.0
Cash and Other Assets, Less Liabilities	3.3

SECTOR ALLOCATION (%)[8]
Financials	18.5
Consumer Discretionary	17.3
Information Technology	16.2
Industrials	12.6
Telecommunication Services	7.5
Health Care	7.2
Consumer Staples	6.3
Real Estate	3.9
Energy	2.9
Materials	2.3
Utilities	2.0
Cash and Other Assets, Less Liabilities	3.3

MARKET CAP EXPOSURE (%)[8]
Mega Cap (over $25B)	30.2
Large Cap ($10B–$25B)	13.0
Mid Cap ($3B–10B)	22.7
Small Cap (under $3B)	30.9
Cash and Other Assets, Less Liabilities	3.3

7	Not all countries where the Fund may invest are included in the benchmark index.

8	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews China Dividend Fund

Portfolio Manager Commentary  (unaudited) (continued)

We also exited China Machinery Engineering during the quarter. While we believe the company appears to benefit from China’s so-called “One Belt, One Road” development strategy to push infrastructure investment in developing countries, increasing domestic competition may negatively impact profitability.

Outlook:

For the remainder of the year, we believe the market will again turn its attention to China’s headline GDP growth figure, which will be compared to the high base set by last year’s strong second half. We believe GDP headline growth has more impact on short term sentiment than it does on long-term investments. In the meantime, U.S.-China tensions could also get further attention due to trade and other geopolitical issues. As long as China remains committed to globalization and open trade, we believe it will present more investment opportunities, rather than becoming a casualty of a trade war.

28	MATTHEWS ASIA FUNDS

Matthews China Dividend Fund

June 30, 2017

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 96.7%

	Shares	Value
FINANCIALS: 18.5%
Banks: 8.8%
HSBC Holdings PLC	1,031,600	$9,583,967
Bank of China, Ltd. H Shares	13,509,000	6,624,366
Dah Sing Financial Holdings, Ltd.	578,000	4,851,729

		21,060,062

Insurance: 6.8%
Ping An Insurance Group Co. of China, Ltd. H Shares	1,136,500	7,486,579
PICC Property & Casualty Co., Ltd. H Shares	4,110,000	6,864,149
Fanhua, Inc. ADR	213,900	1,830,984

		16,181,712

Capital Markets: 2.9%
China Everbright, Ltd.	3,180,000	6,916,204

Total Financials		44,157,978

CONSUMER DISCRETIONARY: 17.3%
Hotels, Restaurants & Leisure: 4.1%
China International Travel Service Corp., Ltd. A Shares	1,153,360	5,126,093
Shanghai Jin Jiang International Hotels Group Co., Ltd. H Shares	14,574,000	4,553,790

		9,679,883

Diversified Consumer Services: 3.6%
China Maple Leaf Educational Systems, Ltd.	5,920,000	4,836,261
Tarena International, Inc. ADR	207,300	3,712,743

		8,549,004

Household Durables: 3.5%
Midea Group Co., Ltd. A Shares	1,302,411	8,267,630

Specialty Retail: 2.9%
Chow Tai Fook Jewellery Group, Ltd.	6,490,600	6,876,665

Auto Components: 1.7%
Weifu High-Technology Group Co., Ltd. B Shares	1,725,512	4,084,706

Textiles, Apparel & Luxury Goods: 1.5%
Shenzhou International Group Holdings, Ltd.	563,000	3,701,935

Total Consumer Discretionary		41,159,823

INFORMATION TECHNOLOGY: 16.2%
Internet Software & Services: 8.7%
Tencent Holdings, Ltd.	412,100	14,784,071
NetEase, Inc. ADR	20,200	6,072,726

		20,856,797

Electronic Equipment, Instruments & Components: 2.9%
Hangzhou Hikvision Digital Technology Co., Ltd. A Shares	1,182,800	5,640,944
Aurora Corp.	603,000	1,174,992

		6,815,936

IT Services: 2.6%
TravelSky Technology, Ltd. H Shares	2,099,000	6,182,611

Semiconductors & Semiconductor Equipment: 2.0%
Hua Hong Semiconductor, Ltd.[c]	3,462,000	4,695,698

Total Information Technology		38,551,042

	Shares	Value
INDUSTRIALS: 12.6%
Transportation Infrastructure: 5.9%
Guangdong Provincial Expressway Development Co., Ltd. B Shares	8,325,006	$6,301,774
Shanghai International Airport Co., Ltd. A Shares	825,005	4,540,676
Qingdao Port International Co., Ltd. H Shares[c]	5,546,000	3,186,346

		14,028,796

Marine: 2.0%
SITC International Holdings Co., Ltd.	6,144,000	4,828,732

Machinery: 1.6%
China Conch Venture Holdings, Ltd.	2,033,500	3,722,854

Road & Rail: 1.4%
Guangshen Railway Co., Ltd. H Shares	5,854,000	2,901,151
Guangshen Railway Co., Ltd. ADR	14,400	357,984

		3,259,135

Electrical Equipment: 1.0%
Xin Point Holdings, Ltd.[b]	5,415,000	2,385,875

Professional Services: 0.7%
Sporton International, Inc.	343,000	1,736,423

Total Industrials		29,961,815

TELECOMMUNICATION SERVICES: 7.5%
Diversified Telecommunication Services: 4.8%
HKBN, Ltd.	5,839,957	5,844,268
CITIC Telecom International Holdings, Ltd.	17,186,000	5,501,277

		11,345,545

Wireless Telecommunication Services: 2.7%
China Mobile, Ltd. ADR	121,330	6,441,410

Total Telecommunication Services		17,786,955

HEALTH CARE: 7.2%
Health Care Providers & Services: 3.5%
China National Accord Medicines Corp., Ltd. B Shares	733,413	4,270,403
Universal Medical Financial & Technical Advisory Services Co., Ltd.[c]	5,097,000	4,073,452

		8,343,855

Health Care Equipment & Supplies: 2.2%
Shandong Weigao Group Medical Polymer Co., Ltd. H Shares	6,568,000	5,152,781

Pharmaceuticals: 1.5%
Luye Pharma Group, Ltd.	6,589,500	3,612,509

Total Health Care		17,109,145

CONSUMER STAPLES: 6.3%
Food Products: 3.2%
WH Group, Ltd.[c]	7,652,000	7,726,773

Food & Staples Retailing: 3.1%
Shanghai Bailian Group Co., Ltd. B Shares[b]	2,717,024	4,110,857
Taiwan FamilyMart Co., Ltd.	487,000	3,274,940

		7,385,797

Total Consumer Staples		15,112,570

matthewsasia.com | 800.789.ASIA	29

Matthews China Dividend Fund

June 30, 2017

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
REAL ESTATE: 3.9%
Equity REITs: 2.1%
CapitaLand Retail China Trust, REIT	4,087,100	$4,868,599

Real Estate Management & Development: 1.8%
Red Star Macalline Group Corp., Ltd. H Shares[c]	4,213,600	4,317,517

Total Real Estate		9,186,116

ENERGY: 2.9%
Oil, Gas & Consumable Fuels: 2.9%
China Petroleum & Chemical Corp. H Shares	8,926,000	6,989,074

Total Energy		6,989,074

MATERIALS: 2.3%
Containers & Packaging: 2.3%
Greatview Aseptic Packaging Co., Ltd.	8,609,000	5,369,803

Total Materials		5,369,803

UTILITIES: 2.0%
Gas Utilities: 2.0%
China Gas Holdings, Ltd.	2,394,000	4,833,102

Total Utilities		4,833,102

TOTAL INVESTMENTS: 96.7%		230,217,423
(Cost $209,111,394d)

CASH AND OTHER ASSETS, LESS LIABILITIES: 3.3%		7,761,717

NET ASSETS: 100.0%		$237,979,140

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Directors. At June 30, 2017, the aggregate value is $23,999,786, which is 10.08% of net assets.

d	Cost for federal income tax purposes is $209,157,094 and net unrealized appreciation consists of:

Gross unrealized appreciation	$27,886,219
Gross unrealized depreciation	(6,825,890)

Net unrealized appreciation	$21,060,329

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

30	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS
Beini Zhou, CFA
Lead Manager
Michael B. Han, CFA
Co-Manager

FUND FACTS
	Investor	Institutional
Ticker	MAVRX	MAVAX
CUSIP	577130693	577130685
Inception	11/30/15	11/30/15
NAV	$12.11	$11.99
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	11.48%	11.26%
After Fee Waiver and Reimbursement[2]	1.50%	1.25%
Portfolio Statistics
Total # of Positions		43
Net Assets		$20.1 million
Weighted Average Market Cap		$25.5 billion
Portfolio Turnover[3]		19.60%
Benchmark
MSCI AC Asia ex Japan Index

OBJECTIVE

Long term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in common stock, preferred stock and other equity securities, and convertible securities of companies located in Asia. The Fund seeks to create an investable universe of value companies that it believes trade at market values with discounts to their intrinsic value, have strong financial and market positions, have strong management and are oriented to creating value for their shareholders. Matthews assesses companies within this universe according to each of these factors.

Matthews Asia Value Fund

Portfolio Manager Commentary  (unaudited)

Period ended June 30, 2017

For the first half of 2017, the Matthews Asia Value Fund returned 21.59% (Investor Class) and 21.73% (Institutional Class) while its benchmark, the MSCI All Country Asia ex Japan Index, returned 22.93%. For the quarter ending June 30, 2017, the Fund returned 10.49% (Investor Class) and 10.61% (Institutional Class) compared to the benchmark return of 8.40% over the same period.

Market Environment:

The second quarter of the year was relatively uneventful compared with the general market movements of recent years. It might be hard to believe but Brexit took place a year ago, followed immediately by a global market plunge. In contrast to the panic that ensued back then, Asia’s emerging markets, led by stocks in the information technology sector, continued to move upward in the second quarter. These markets shook off warning signs, including lingering concerns about China’s growth and its currency, nuclear tensions on the Korean peninsula, uncertainty over Brexit in Europe and the as yet untested young Trump administration. As widely expected, the U.S. Federal Reserve raised its benchmark interest rate in June for the second time this year, though most Asian currencies are still up against the U.S dollar year to date.

Performance Contributors and Detractors:

Yamada Consulting, a management consulting firm serving mostly small and midsize enterprises in Japan, was by far the biggest contributor during the quarter. A growing portion of its business comes from higher-margin mergers and acquisition advisory work, which will continue to be a booming area in Japan due to a lack of succession planning among family businesses set up decades ago. Yamada Consulting reported good full-year numbers during the quarter. In Yamada, we believed we had found the rare alignment of a good shareholder-return policy at a bargain valuation—which led this to be our top position in the Fund. We initiated our position in early 2016 at 6x earnings, before interest and taxes (EBIT)*, and we were pleased with the share price run over the quarter. Its share price remained at less than 10x EBIT—a reasonable valuation relative to what we see as the company’s growth prospects.

In Korea, both Samsung Electronics and Samsung SDI did well during the quarter. Samsung Electronics is the flagship electronics company within the Samsung group. Moving past its Galaxy Note 7 smartphone recall late last year, it successfully launched its new smartphones series (Galaxy S8) in April this year, and it expects to continue dominating the booming memory-chip market. Samsung SDI, the Samsung Group’s battery company, is one of the biggest battery suppliers for electric vehicles globally along with LG Chemical and Panasonic. Samsung SDI’s share price has rebounded strongly after a poor 2016 as the company is expected to finally turn profitable later this year. During the quarter, we saw few significant detractors. However, Taro pharmaceutical was among the relative laggards. The generic drug maker—a subsidiary of India’s Sun Pharmaceutical Industries—continued to experience pricing pressure in its main market, the U.S. Its absolute negative contribution to the portfolio, however, was minimal and we continue to own the stock as we believe its depressed share price has already factored in news of the pricing challenges.

*	Earnings Before Interest and Tax (EBIT): Earnings before interest and tax is an indicator of a company’s profitability, often calculated as revenue minus expenses, excluding tax and interest.

(continued)

1	Prospectus expense ratios.
2	Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.25% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 1.25% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 1.25%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2018 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.
3	The lesser of fiscal year 2016 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	31

PERFORMANCE AS OF JUNE 30, 2017
				Average Annual Total Returns
	3 Months	YTD	1 Year	Since Inception	Inception Date
Investor Class (MAVRX)	10.49%	21.59%	26.51%	17.36%	11/30/15
Institutional Class (MAVAX)	10.61%	21.73%	26.87%	17.69%	11/30/15
MSCI AC Asia ex Japan Index[4]	8.40%	22.93%	27.06%	17.71%
Lipper Pacific Region Funds Category Average[5]	6.61%	17.21%	18.61%	13.26%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

4	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 91 for index definition.

5	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS[6]
	Sector	Country	% of Net Assets
YAMADA Consulting Group Co., Ltd.	Industrials	Japan	5.7%
Baidu, Inc.	Information Technology	China/Hong Kong	5.7%
Samsung Electronics Co., Ltd., Pfd.	Information Technology	South Korea	4.6%
MPHB Capital BHD	Financials	Malaysia	3.6%
CK Hutchison Holdings, Ltd.	Industrials	China/Hong Kong	3.6%
Kukbo Design Co., Ltd.	Consumer Discretionary	South Korea	3.6%
Samsung SDI Co., Ltd., Pfd.	Information Technology	South Korea	3.3%
DGB Financial Group, Inc.	Financials	South Korea	3.1%
Shinyoung Securities Co., Ltd.	Financials	South Korea	3.1%
Hyundai Greenfood Co., Ltd.	Consumer Staples	South Korea	3.1%
% OF ASSETS IN TOP TEN			39.4%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

32	MATTHEWS ASIA FUNDS

Matthews Asia Value Fund

Portfolio Manager Commentary  (unaudited) (continued)

Notable Portfolio Changes:

We exited more companies than usual in the quarter as some had already been diluted to tiny position sizes following a large cash inflow into the Fund. Rather than adding to the positions in which we had valuation concerns, we exited them. We enjoyed substantial gains upon selling our holdings of Cognizant and ARA Asset Management.

Among the companies in which we initiated positions, we bought two names that are classic value stocks in terms of valuation. We bought stakes in Cosco Shipping International at a price well below the cash value on its balance sheet. This is an asset-light service subsidiary of Cosco Shipping, the Chinese shipping giant. Its share price has been depressed primarily due to a current slump in the global shipping industry. We bought the B shares† of Jiangling Motors at a little above its cash value on the balance sheet. It is one of two Ford joint-venture partners in China and is effectively managed by Ford and focused more on commercial rather than passenger vehicles. Its profit took a dive last year due to its higher spending on new car model launches and transitions between models. We believe the share price was attractive because in our view it included its core operating business more or less for free.

Outlook:

Rather than spending an undue amount of time discussing the outlook or growth prospects in management meetings, we often like to evaluate past track records, and see how management has handled various situations in the past. History doesn’t repeat itself but it can certainly rhyme.

In the face of uncertainty, we wait patiently, aiming to react to bad news only opportunistically. We then always ask ourselves if the bad news has been more than discounted in an already depressed share price. We firmly believe to do so would be a winning formula over the long run.

†	B-Shares: B-Shares are mainland Chinese companies listed on the Shanghai and Shenzhen stock exchanges, available to both Chinese and non-Chinese investors.

COUNTRY ALLOCATION (%)[7,8]
South Korea	34.6
China/Hong Kong	26.0
Japan	11.0
Taiwan	5.1
Malaysia	4.6
Singapore	4.3
United States	1.5
Switzerland	1.5
Israel	1.0
Cash and Other Assets, Less Liabilities	10.4

SECTOR ALLOCATION (%)[8]
Consumer Discretionary	23.6
Industrials	18.2
Information Technology	16.3
Financials	13.0
Consumer Staples	8.1
Health Care	5.7
Materials	4.7
Cash and Other Assets, Less Liabilities	10.4

MARKET CAP EXPOSURE (%)[8]
Mega Cap (over $25B)	18.4
Large Cap ($10B–$25B)	3.3
Mid Cap ($3B–10B)	7.3
Small Cap (under $3B)	60.6
Cash and Other Assets, Less Liabilities	10.4

7	Not all countries where the Fund may invest are included in the benchmark index.

8	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA	33

Matthews Asia Value Fund

June 30, 2017

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 80.3%

	Shares	Value
CHINA/HONG KONG: 26.0%
Baidu, Inc. ADR[b]	6,400	$1,144,704
CK Hutchison Holdings, Ltd.	58,000	727,874
Clear Media, Ltd.	498,000	588,100
Texwinca Holdings, Ltd.	894,000	543,884
Shandong Weigao Group Medical Polymer Co., Ltd. H Shares	584,000	458,164
COSCO SHIPPING International Hong Kong Co., Ltd.	968,000	386,811
Goldlion Holdings, Ltd.	773,000	344,548
Anhui Gujing Distillery Co., Ltd. B Shares	75,500	326,267
Jiangling Motors Corp., Ltd. B Shares	96,779	202,910
Sohu.com, Inc.[b]	4,300	193,758
Qualcomm, Inc.	3,500	193,270
Kweichow Moutai Co., Ltd. A Shares	1,700	118,365

Total China/Hong Kong		5,228,655

SOUTH KOREA: 25.3%
Kukbo Design Co., Ltd.	48,811	720,958
DGB Financial Group, Inc.	60,895	627,809
Shinyoung Securities Co., Ltd.	12,995	624,678
Hyundai Greenfood Co., Ltd.	40,374	624,520
Kwangju Bank Co., Ltd.	54,049	618,860
CMS Edu Co., Ltd.	14,104	355,616
Kangnam Jevisco Co., Ltd.	9,744	335,545
Geumhwa PSC Co., Ltd.	10,576	332,305
POSCO Chemtech Co., Ltd.	17,957	241,028
Grand Korea Leisure Co., Ltd.	12,298	240,768
Hy-Lok Corp.	9,185	202,227
Nice Information & Telecommunication, Inc.	7,007	160,760

Total South Korea		5,085,074

JAPAN: 11.0%
YAMADA Consulting Group Co., Ltd.	17,100	1,147,225
Honma Golf, Ltd.[b,c]	311,500	301,412
San-A Co., Ltd.	4,500	199,044
Ohashi Technica, Inc.	15,600	195,057
Naigai Trans Line, Ltd.	17,100	195,002
Asante, Inc.	9,300	160,917

Total Japan		2,198,657

TAIWAN: 5.1%
Tehmag Foods Corp.	43,000	357,683
P-Duke Technology Co., Ltd.	150,000	342,334
Lumax International Corp., Ltd.	171,000	330,749

Total Taiwan		1,030,766

MALAYSIA: 4.6%
MPHB Capital BHD[b]	1,931,400	733,389
Genting BHD	89,700	196,630

Total Malaysia		930,019

SINGAPORE: 4.3%
Haw Par Corp., Ltd.	60,200	489,426
Straits Trading Co., Ltd.	210,800	375,153

Total Singapore		864,579

	Shares	Value
UNITED STATES: 1.5%
News Corp. Class B	21,400	$302,810

Total United States		302,810

SWITZERLAND: 1.5%
Cie Financiere Richemont SA	3,640	301,206

Total Switzerland		301,206

ISRAEL: 1.0%
Taro Pharmaceutical Industries, Ltd.[b]	1,700	190,502

Total Israel		190,502

TOTAL COMMON EQUITIES:		16,132,268

(Cost $15,567,727)

PREFERRED EQUITIES: 9.3%
SOUTH KOREA: 9.3%
Samsung Electronics Co., Ltd., Pfd.	569	927,753
Samsung SDI Co., Ltd., Pfd.	9,050	653,020
Hyundai Motor Co., Ltd., 2nd Pfd.	2,840	289,173

Total South Korea		1,869,946

TOTAL PREFERRED EQUITIES		1,869,946

(Cost $1,673,776)

TOTAL INVESTMENTS: 89.6%		18,002,214
(Cost $17,241,503d)

CASH AND OTHER ASSETS, LESS LIABILITIES: 10.4%		2,089,814

NET ASSETS: 100.0%		$20,092,028

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Directors. At June 30, 2017, the aggregate value is $301,412, which is 1.50% of net assets.

d	Cost for federal income tax purposes is $17,244,237 and net unrealized appreciation consists of:

Gross unrealized appreciation	$817,431
Gross unrealized depreciation	(59,454)

Net unrealized appreciation	$757,977

ADR	American Depositary Receipt
BHD	Berhad
Pfd.	Preferred

See accompanying notes to financial statements.

34	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS
Kenneth Lowe, CFA
Lead Manager
S. Joyce Li, CFA
Co-Manager

FUND FACTS
	Investor	Institutional
Ticker	MAFSX	MIFSX
CUSIP	577125701	577125800
Inception	4/30/13	4/30/13
NAV	$10.82	$10.85
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	2.47%	2.29%
After Fee Waiver and Reimbursement[2]	1.50%	1.25%
Portfolio Statistics
Total # of Positions		32
Net Assets		$12.0 million
Weighted Average Market Cap		$73.5 billion
Portfolio Turnover[3]		21.10%
Benchmark
MSCI AC Asia ex Japan Index

OBJECTIVE

Long term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia excluding Japan, but including all other developed, emerging and frontier countries and markets in the Asian region. The Fund is currently expected to hold stocks of between 25 and 35 companies under normal market conditions.

Matthews Asia Focus Fund

Portfolio Manager Commentary  (unaudited)

Period ended June 30, 2017

For the first half of 2017, the Matthews Asia Focus Fund returned 20.49% (Investor Class) and 20.69% (Institutional Class) while its benchmark, the MSCI All Country Asia ex Japan Index, returned 22.93%. For the quarter ending June 30, 2017, the Fund returned 7.34% (Investor Class) and 7.43% (Institutional Class) compared to the benchmark return of 8.40% over the same period.

Market Environment:

The second quarter saw continued strong performance in Asian equity markets as sentiment appears to have meaningfully improved. The negative views of the past few years have made way for more constructive conversations from asset allocators. To a large degree, this has been driven by fundamentals as the earnings misses over the period preceding this rally have been replaced by rising earnings expectations. Base effects have played a role alongside a strong technology cycle and reflation in China—although it remains to be seen if this uplift is sustainable. Beyond this, risk assets have benefited from a perceived reduction in potential fat tail events, such as rising protectionism in the U.S. and European political risk. The latter is true given the election of new French President and Europhile Emmanuel Macron, although U.S. policy remains uncertain.

From a longer-term perspective, the most meaningful event of the quarter was the introduction of China’s domestic A-shares into MSCI benchmarks. This process will start in May 2018 and will see 222 large capitalization stocks make up a small 0.73% of the emerging markets index. This is an important step for China and further liberalization should follow. A combination of this and the strength of internet stocks led to China’s markets being the region’s strongest performer during the quarter.

Performance Contributors and Detractors:

The largest contributor to returns during the quarter came from the portfolio’s holdings in the financials sector. AIA Group was the strongest of these, as the Pan-Asian life insurer once again beat growth expectations, with the important measurement of new business growing an impressive 55% in constant currency terms during the first quarter. The company’s cash generation continues to grow as demand for closing protection gaps across the region remains strong. Bank Rakyat Indonesia, the largest microfinance provider in the archipelago, also rose as a new CEO refocuses on micro and away from corporate lending, which has been challenging for the company. It also appears that loan growth and new non-performing loan formation also have improved.

Beyond the financial sector, information technology stocks contributed to performance. Tencent Holdings was particularly strong as first quarter results from the internet giant were stellar. All divisions reported attractive revenue growth with revenues in mobile gaming, social networking, advertising and payments delivering.

However, the strategy’s underweight to the sector hurt relative performance as it has become such a meaningful component of the overall benchmark, and many internet and hardware stocks performed well. At a stock-specific level, our holdings

(continued)

1	Prospectus expense ratios.
2	Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.25% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 1.25% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 1.25%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2018 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.
3	The lesser of fiscal year 2016 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	35

PERFORMANCE AS OF JUNE 30, 2017
				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	Since Inception	Inception Date
Investor Class (MAFSX)	7.34%	20.49%	18.39%	3.06%	2.95%	4/30/13
Institutional Class (MIFSX)	7.43%	20.69%	18.60%	3.33%	3.20%	4/30/13
MSCI AC Asia ex Japan Index[4]	8.40%	22.93%	27.06%	5.32%	5.89%
Lipper Pacific ex Japan Funds Category Average[5]	7.97%	22.02%	21.94%	4.36%	4.95%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

4	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 91 for index definition.

5	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS[6]
	Sector	Country	% of Net Assets
AIA Group, Ltd.	Financials	China/Hong Kong	6.9%
Tencent Holdings, Ltd.	Information Technology	China/Hong Kong	5.6%
Samsung Electronics Co., Ltd.	Information Technology	South Korea	4.3%
Techtronic Industries Co., Ltd.	Consumer Discretionary	China/Hong Kong	4.1%
PT Bank Rakyat Indonesia Persero	Financials	Indonesia	3.9%
Singapore Telecommunications, Ltd.	Telecommunication Services	Singapore	3.6%
Samsonite International SA	Consumer Discretionary	China/Hong Kong	3.2%
Taiwan Semiconductor Manufacturing Co., Ltd.	Information Technology	Taiwan	3.2%
United Overseas Bank, Ltd.	Financials	Singapore	3.2%
LG Household & Health Care, Ltd.	Consumer Staples	South Korea	3.1%
% OF ASSETS IN TOP TEN			41.1%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

36	MATTHEWS ASIA FUNDS

Matthews Asia Focus Fund

Portfolio Manager Commentary  (unaudited) (continued)

in consumer companies Tata Motors and Kangwon Land also detracted from performance. The former sputtered following frustration over a lack of delivery in cash flow growth due to some foreign exchange challenges and execution missteps despite solid volume growth for Jaguar Land Rover. Kangwon Land was weak due to poor first quarter results and a concern that it could lose its monopoly over being the only casino that local residents are allowed to gamble in.

Notable Changes to Portfolio:

We added one new holding to the portfolio during the quarter, U.S. listed fabless semiconductor company Broadcom. The business was formed through the merger of Avago Technologies and Broadcom last year and has headquarters in the U.S. and in Singapore. Much of the company’s product suite in areas like RF components, wireless connectivity, network switching, data center storage, etc. have a strong market position and are mission critical to its customers. This enables high margins and strong free cash flow. We believe that both wired and wireless products have a solid sustainable growth outlook that should lead to attractive dividend growth to accompany already reasonable valuations.

Outlook:

As we have noted, an improvement in earnings expectations as well as reduced tail risks* have led to a turn in sentiment for Asian equities. However, strong performance has resulted in valuations that are now at levels comparable with medium-term averages as forward price-to-earnings† ratios are about 13.5x. Further, although Chinese authorities recognize the risk that such high debt levels domestically entails and are de-risking the most dangerous parts of the system, this does remain a concern. Ongoing low levels of volatility are unlikely to persist in perpetuity, especially in light of an increasingly coordinated global monetary policy tightening cycle.

With this backdrop, earnings, cash flow and dividends are likely to pay shareholders over the medium term as the period of expanding multiples may be ending. We will continue to avoid chasing beta‡ in an upward market and focus on disconnects where high quality businesses are trading at valuations that we believe are below a company’s intrinsic value.

*	Tail risk: The small statistical probability that an asset price will move more than three standard deviations from its current and/or average price level.
†	Price-to-Earnings (P/E) Ratio: Price-to-Earnings Ratio (P/E Ratio) is a valuation ratio of a company’s current share price compared to its per-share earnings.
‡	Beta: Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

COUNTRY ALLOCATION (%)[7],[8]
China/Hong Kong	33.8
South Korea	13.5
Singapore	12.4
Taiwan	7.3
Malaysia	5.3
United States	5.2
India	4.3
Indonesia	3.9
Thailand	2.7
Japan	2.6
Switzerland	2.4
Australia	2.1
Cash and Other Assets, Less Liabilities	4.5

SECTOR ALLOCATION (%)[8]
Financials	21.3
Consumer Discretionary	20.9
Information Technology	19.5
Consumer Staples	11.1
Industrials	10.7
Telecommunication Services	7.6
Health Care	2.7
Real Estate	1.7
Cash and Other Assets, Less Liabilities	4.5

MARKET CAP EXPOSURE (%)[8]
Mega Cap (over $25B)	50.5
Large Cap ($10B–$25B)	18.0
Mid Cap ($3B–10B)	17.7
Small Cap (under $3B)	9.4
Cash and Other Assets, Less Liabilities	4.5

7	Not all countries where the Fund may invest are included in the benchmark index.

8	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA	37

Matthews Asia Focus Fund

June 30, 2017

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 95.5%

	Shares	Value
CHINA/HONG KONG: 33.8%
AIA Group, Ltd.	112,200	$820,896
Tencent Holdings, Ltd.	18,800	674,449
Techtronic Industries Co., Ltd.	108,000	496,260
Samsonite International SA	93,000	388,535
CK Hutchison Holdings, Ltd.	26,728	335,424
Jardine Matheson Holdings, Ltd.	5,100	327,400
HSBC Holdings PLC	34,000	315,873
China Mobile, Ltd.	25,000	265,045
Baidu, Inc. ADR[b]	1,237	221,250
Hang Lung Group, Ltd.	50,000	206,880

Total China/Hong Kong		4,052,012

SOUTH KOREA: 13.5%
Samsung Electronics Co., Ltd.	250	520,706
LG Household & Health Care, Ltd.	434	377,104
Coway Co., Ltd.	4,044	367,526
Kangwon Land, Inc.	11,355	346,015

Total South Korea		1,611,351

SINGAPORE: 12.4%
Singapore Telecommunications, Ltd.	152,300	430,108
United Overseas Bank, Ltd.	22,500	377,744
Singapore Technologies Engineering, Ltd.	135,300	361,461
Sheng Siong Group, Ltd.	436,800	314,102

Total Singapore		1,483,415

TAIWAN: 7.3%
Taiwan Semiconductor Manufacturing Co., Ltd.	56,000	382,604
Aerospace Industrial Development Corp.	217,000	255,369
Ennoconn Corp.	19,000	240,536

Total Taiwan		878,509

MALAYSIA: 5.3%
Heineken Malaysia BHD	73,700	317,624
Genting Malaysia BHD	243,400	311,821

Total Malaysia		629,445

UNITED STATES: 5.2%
ResMed, Inc.	4,100	319,267
Broadcom, Ltd.	1,300	302,965

Total United States		622,232

INDIA: 4.3%
Tata Motors, Ltd.	46,144	308,209
Bharti Infratel, Ltd.	36,411	210,920

Total India		519,129

INDONESIA: 3.9%
PT Bank Rakyat Indonesia Persero	410,400	468,280

Total Indonesia		468,280

	Shares	Value
THAILAND: 2.7%
Kasikornbank Public Co., Ltd.	55,500	$324,011

Total Thailand		324,011

JAPAN: 2.6%
Japan Tobacco, Inc.	9,000	316,333

Total Japan		316,333

SWITZERLAND: 2.4%
Cie Financiere Richemont SA	3,467	286,890

Total Switzerland		286,890

AUSTRALIA: 2.1%
Insurance Australia Group, Ltd.	48,086	250,607

Total Australia		250,607

TOTAL INVESTMENTS: 95.5%		11,442,214
(Cost $10,168,187c)

CASH AND OTHER ASSETS, LESS LIABILITIES: 4.5%		536,422

NET ASSETS: 100.0%		$11,978,636

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c	Cost for federal income tax purposes is $10,209,721 and net unrealized appreciation consists of:

Gross unrealized appreciation	$1,648,396
Gross unrealized depreciation	(415,903)

Net unrealized appreciation	$1,232,493

ADR	American Depositary Receipt
BHD	Berhad

See accompanying notes to financial statements.

38	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS
Taizo Ishida
Lead Manager
Sharat Shroff, CFA
Co-Manager

FUND FACTS
	Investor	Institutional
Ticker	MPACX	MIAPX
CUSIP	577130867	577130776
Inception	10/31/03	10/29/10
NAV	$25.05	$25.24
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.14%	0.96%
Portfolio Statistics
Total # of Positions		54
Net Assets		$711.7 million
Weighted Average Market Cap		$25.1 billion
Portfolio Turnover[2]		13.61%
Benchmark
MSCI AC Asia Pacific Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia. Asia consists of all countries and markets in Asia, and includes developed, emerging and frontier countries and markets in the Asian region. The Fund may also invest in the convertible securities, of any duration or quality, of Asian companies.

Matthews Asia Growth Fund

Portfolio Manager Commentary  (unaudited)

Period ended June 30, 2017

For the first half of 2017, the Matthews Asia Growth Fund returned 19.00% (Investor Class) and 19.11% (Institutional Class), outperforming its benchmark, the MSCI All Country Asia Pacific Index, which returned 15.91% over the same period. For the quarter ending June 30, 2017, the Fund returned 9.87% (Investor Class) and 9.93% (Institutional Class) compared to the benchmark return of 5.87% over the same period.

Market Environment:

Asian markets were strong during the second quarter, following robust first quarter performance. In fact, this was the first time we saw two consecutive quarters of solid gains over the last three years. Despite significant global events such as the presidential elections in France and South Korea, and tensions stemming from North Korean provocations, Northeast Asian countries performed much better than Southeast Asian nations. The ASEAN (Association of Southeast Asian Nations) markets had mixed results. Indonesia and Philippines performed well, while Thailand did not. Frontier markets generally underperformed with the exception of Sri Lanka, which has struggled in recent years. The “value” rally we saw over the previous two quarters appeared to fade as more quality, growth names came back in favor during the second quarter, coinciding with a diminished “Trump reflation story.”

Performance Contributors and Detractors:

The strongest performance came from Chinese internet firms, including Baozun, a relatively new name for the portfolio. Baozun is an e-commerce solutions firm that is becoming an essential partner to global brands, such as Nike, for online business in China. Autohome, the largest internet auto website in China, was another good performer on the back of cheap valuations and constant upward earnings revisions. Lanka ORIX Leasing of Sri Lanka also rebounded during the quarter after faltering over the past six months. The company’s focus on Cambodia’s microfinancing business began to bolster its enterprise value, and its expansion plans into Pakistan and Indonesia helped to boost its stock price.

On the negative contribution side, among the relatively few detractors were two Indian pharmaceutical names. One was Lupin and the other Sun Pharmaceutical. Both stocks suffered from pricing pressure from powerful third-party administrators called pharmacy benefit managers who are hired by insurers, employers and unions to negotiate discounts from drug makers. Another factor was ever-intensifying competition in the U.S. generic drug industry. It appears that the high growth stage of India’s pharmaceutical companies is ending as some large Indian generic drug makers are stepping up their focus on more complex (and more costly) generic products in order to seek further growth opportunities. We think that large and resourceful companies such as Lupin and Sun Pharmaceutical ultimately will prevail, although it may take some time.

Notable Portfolio Changes:

During the quarter, no major additions or deletions were made in the portfolio. We did add to our position in Japan’s Softbank during the quarter as we found valuations to be very attractive. While Softbank is categorized as a telecommunications firm and its valuation tends to be treated as a mere utility holding, the firm’s business profile is much broader and includes large and diversified tech investments.

(continued)

1	Prospectus expense ratios.
2	The lesser of fiscal year 2016 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	39

PERFORMANCE AS OF JUNE 30, 2017
				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MPACX)	9.87%	19.00%	15.86%	5.47%	10.11%	5.95%	9.32%		10/31/03
Institutional Class (MIAPX)	9.93%	19.11%	16.06%	5.68%	10.32%	n.a.	6.79%		10/29/10
MSCI AC Asia Pacific Index[3]	5.87%	15.91%	23.00%	4.76%	8.59%	2.83%	7.26%	[4]
Lipper Pacific Region Funds Category Average[5]	6.61%	17.21%	18.61%	4.51%	8.36%	2.88%	7.52%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 91 for index definition.

4	Calculated from 10/31/03.

5	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS[6]
	Sector	Country	% of Net Assets
PT Bank Rakyat Indonesia Persero	Financials	Indonesia	4.7%
PT Astra International	Consumer Discretionary	Indonesia	4.1%
Shenzhou International Group Holdings, Ltd.	Consumer Discretionary	China/Hong Kong	4.0%
HDFC Bank, Ltd.	Financials	India	4.0%
Start Today Co., Ltd.	Consumer Discretionary	Japan	3.5%
M3, Inc.	Health Care	Japan	3.5%
ITC, Ltd.	Consumer Staples	India	3.1%
ORIX Corp.	Financials	Japan	3.0%
Baozun, Inc.	Information Technology	China/Hong Kong	2.9%
China Lodging Group, Ltd. ADS	Consumer Discretionary	China/Hong Kong	2.8%
% OF ASSETS IN TOP TEN			35.6%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

40	MATTHEWS ASIA FUNDS

Matthews Asia Growth Fund

Portfolio Manager Commentary  (unaudited) (continued)

Outlook:

We remain cautious about the trajectory of global economic growth. As the price of oil and other commodities remain depressed, inflationary pressures are still benign. For the time being, global trade appears to be shrugging off the potential for protectionist policies by the Trump administration. However, without any meaningful “macro” growth anywhere, the market may refocus on “micro” company earnings reports.

Large Chinese e-commerce companies are now expanding to Southeast Asian countries, which were previously not considered “e-commerce friendly” markets due to logistical challenges relating to poor infrastructure and isolated islands in Indonesia and the Philippines. However, the expansion of the e-commerce firms seems to be a testament to their further growth potential. We will continue to monitor this industry.

Given arguably slower top-line growth for some technology firms, we see firms continuing to look toward artificial intelligence and robotics technology in order to increase efficiencies. Here, we continue seeing investment opportunities in our search to add more quality growth names to the portfolio.

COUNTRY ALLOCATION (%)[7,8]
Japan	38.0
China/Hong Kong	16.5
Indonesia	14.9
India	10.6
Australia	4.5
Sri Lanka	3.5
Vietnam	2.9
Philippines	2.9
Bangladesh	2.9
Pakistan	1.4
Thailand	1.1
Taiwan	0.5
Cash and Other Assets, Less Liabilities	0.3

SECTOR ALLOCATION (%)[8]
Consumer Discretionary	21.4
Health Care	18.4
Consumer Staples	17.7
Financials	17.2
Information Technology	11.0
Industrials	7.0
Telecommunication Services	2.2
Materials	2.0
Energy	1.8
Real Estate	1.0
Cash and Other Assets, Less Liabilities	0.3

MARKET CAP EXPOSURE (%)[8]
Mega Cap (over $25B)	28.6
Large Cap ($10B–$25B)	12.6
Mid Cap ($3B–10B)	33.7
Small Cap (under $3B)	24.8
Cash and Other Assets, Less Liabilities	0.3

7	Not all countries where the Fund may invest are included in the benchmark index.

8	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA	41

Matthews Asia Growth Fund

June 30, 2017

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 99.7%

	Shares	Value
JAPAN: 38.0%
Start Today Co., Ltd.	1,009,800	$24,886,209
M3, Inc.	891,000	24,579,467
ORIX Corp.	1,358,300	21,134,959
Pigeon Corp.	544,900	19,810,014
Nidec Corp.	178,600	18,349,365
SoftBank Group Corp.	194,000	15,770,288
Nitori Holdings Co., Ltd.	111,800	14,965,913
Nitto Denko Corp.	171,400	14,154,442
Ariake Japan Co., Ltd.	194,800	13,574,937
PeptiDream, Inc.[b]	384,400	12,169,336
TechnoPro Holdings, Inc.	257,800	10,376,904
CYBERDYNE, Inc.[b]	768,500	10,240,661
Sysmex Corp.	163,500	9,786,083
Sosei Group Corp.[b]	86,600	9,526,150
Kakaku.com, Inc.	626,200	9,001,582
Komatsu, Ltd.	288,200	7,397,359
Rinnai Corp.	76,400	7,137,773
Seven & I Holdings Co., Ltd.	165,200	6,816,886
Daiken Medical Co., Ltd.	911,500	6,514,222
Gunosy, Inc.[b]	281,000	5,827,319
FANUC Corp.	29,600	5,728,954
HEALIOS KKb	203,200	2,783,858

Total Japan		270,532,681

CHINA/HONG KONG: 16.5%
Shenzhou International Group Holdings, Ltd.	4,378,000	28,786,982
Baozun, Inc. ADR[b]	918,100	20,354,277
China Lodging Group, Ltd. ADS[b]	245,900	19,839,212
Autohome, Inc. ADR[b]	409,600	18,579,456
Alibaba Group Holding, Ltd. ADR[b]	116,200	16,372,580
Baidu, Inc. ADR[b]	44,600	7,977,156
Shanghai Haohai Biological Technology Co., Ltd. H Shares[c]	959,400	5,210,224

Total China/Hong Kong		117,119,887

INDONESIA: 14.9%
PT Bank Rakyat Indonesia Persero	29,535,100	33,700,557
PT Astra International	43,107,700	28,882,046
PT Indofood CBP Sukses Makmur	23,574,000	15,578,221
PT Ace Hardware Indonesia	154,466,000	12,285,422
PT Mayora Indah	47,580,700	7,909,173
PT Arwana Citramulia	214,668,400	7,704,532

Total Indonesia		106,059,951

INDIA: 10.6%
HDFC Bank, Ltd.	1,102,893	28,172,918
ITC, Ltd.	4,455,774	22,289,731
Emami, Ltd.[b]	805,608	13,406,007
Lupin, Ltd.	420,088	6,887,473
Sun Pharmaceutical Industries, Ltd.	510,687	4,387,268

Total India		75,143,397

AUSTRALIA: 4.5%
CSL, Ltd.	181,525	19,265,154
Oil Search, Ltd.	2,481,915	12,996,729

Total Australia		32,261,883

	Shares	Value
SRI LANKA: 3.5%
Sampath Bank PLC	8,533,267	$15,936,407
Lanka Orix Leasing Co. PLC[b]	12,121,473	8,915,928

Total Sri Lanka		24,852,335

VIETNAM: 2.9%
Vietnam Dairy Products JSC	2,597,160	18,006,793
Taisun International Holding Corp.[b]	648,000	2,931,757

Total Vietnam		20,938,550

PHILIPPINES: 2.9%
Jollibee Foods Corp.	2,007,890	8,112,797
Vista Land & Lifescapes, Inc.	58,472,700	6,739,650
Emperador, Inc.	37,942,500	5,669,569

Total Philippines		20,522,016

BANGLADESH: 2.9%
Square Pharmaceuticals, Ltd.	4,382,312	15,738,075
BRAC Bank, Ltd.	4,545,139	4,564,937

Total Bangladesh		20,303,012

PAKISTAN: 1.4%
Habib Bank, Ltd.	4,001,000	10,270,187

Total Pakistan		10,270,187

THAILAND: 1.1%
Major Cineplex Group Public Co., Ltd.	7,714,400	7,664,439

Total Thailand		7,664,439

TAIWAN: 0.5%
St. Shine Optical Co., Ltd.	173,000	3,619,475

Total Taiwan		3,619,475

TOTAL INVESTMENTS: 99.7%		709,287,813
(Cost $501,081,590d)

CASH AND OTHER ASSETS, LESS LIABILITIES: 0.3%		2,372,053

NET ASSETS: 100.0%		$711,659,866

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Directors. At June 30, 2017, the aggregate value is $5,210,224 which is 0.73% of net assets.

d	Cost for federal income tax purposes is $501,081,590 and net unrealized appreciation consists of:

Gross unrealized appreciation	$238,628,077
Gross unrealized depreciation	(30,421,854)

Net unrealized appreciation	$208,206,223

ADR	American Depositary Receipt

ADS	American Depositary Share

JSC	Joint Stock Co.

See accompanying notes to financial statements.

42	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS
Sharat Shroff, CFA
Lead Manager
Rahul Gupta
Co-Manager

FUND FACTS
	Investor	Institutional
Ticker	MAPTX	MIPTX
CUSIP	577130107	577130834
Inception	9/12/94	10/29/10
NAV	$27.55	$27.55
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.09%	0.91%
After Fee Waiver and Reimbursement[2]	1.08%	0.90%
Portfolio Statistics
Total # of Positions		66
Net Assets		$8.2 billion
Weighted Average Market Cap		$49.1 billion
Portfolio Turnover[3]		5.73%
Benchmark
MSCI AC Asia ex Japan Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia ex Japan, which consists of all countries and markets in Asia excluding Japan, but including all other developed, emerging and frontier countries and markets in the Asian region.

Matthews Pacific Tiger Fund

Portfolio Manager Commentary  (unaudited)

For the first half of 2017, the Matthews Pacific Tiger Fund returned 20.20% (Investor Class) and 20.31% (Institutional Class), while its benchmark, the MSCI All Country Asia ex Japan Index, returned 22.93%. For the quarter ending June 30, 2017, the Fund returned 6.62% (Investor Class) and 6.66% (Institutional Class) compared to benchmark return of 8.40% over the same period.

Market Environment:

Asian markets have performed well so far this year, including during the second quarter, due to earnings upgrades that have continued over the past 12 months—reflecting an improved market environment compared with more than a year ago.

In India, optimism surrounds ongoing reforms, including its Goods and Services Tax (GST) to be implemented starting in the third quarter. During the second quarter, however, we also saw a setback in policy direction when India’s largest state government announced it would forgive farm loans, which could amount to about 2.6% of the state’s GDP. We are wary of such populist measures despite our confidence in the direction of India’s broader reform efforts.

A marquee event this quarter was index provider MSCI’s inclusion of China’s domestic A-shares in its global indices. The first-round weighting will be minimal and unlikely to lead to a large influx of capital. The inclusion is an encouraging sign, however, and we believe this market is a compelling source of opportunities that has been overlooked by global investors due to its relative inaccessibility. We believe the weighting should increase over time, acknowledging the growing importance of the Chinese economy.

During the quarter, there were a number of indicators of improvements to corporate governance, particularly in China and also in South Korea, where the new president has committed to reform the country’s large family-controlled conglomerates known as chaebol.

Performance Contributors and Detractors:

The Fund performed strongly in absolute terms during the quarter but trailed its benchmark largely due to underweight positions in information technology stocks. Hardware industries did well amid a “technology refresh” cycle. Our portfolio’s lack of exposure to semiconductors, however, posed a drag on relative performance. A handful of internet stocks also grew to quite sizable weights in the Index, which also affected relative performance. While we have held some strong internet stocks, we find it imprudent to carry outsized positions as the Index does. In addition, some detractors to performance also came from a few of our Indian holdings, particularly Sun Pharmaceutical Industries and Tata Power due to near-term business challenges.

Contribution to absolute performance returns was broad-based from a number of portfolio holdings. Key contributors included a mall operator in Thailand, private banks in India and insurance companies in China.

Notable Changes to Portfolio:

While there were no major additions or exits in the portfolio during the quarter, incremental allocations were made toward domestic demand businesses in China and toward more attractively valued ASEAN countries where economic performance is stabilizing. We are finding attractive opportunities that we believe may benefit from Asia’s rising affluence.

(continued)

1	Prospectus expense ratios.
2	Matthews has contractually agreed to waive a portion of its advisory fee and administrative and shareholder services fee if the Fund’s average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of the Fund that are over $3 billion, the advisory fee rate and the administrative and shareholder services fee rate for the Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%. Any amount waived by Matthews pursuant to this agreement may not be recouped by Matthews. This agreement will remain in place until April 30, 2018 and may be terminated at any time (i) by the Trust on behalf of the Fund or by the Board of Trustees upon 60 days’ prior written notice to Matthews; or (ii) by Matthews upon 60 days’ prior written notice to the Trust, in each case without payment of any penalty.
3	The lesser of fiscal year 2016 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	43

PERFORMANCE AS OF JUNE 30, 2017
				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MAPTX)	6.62%	20.20%	15.35%	6.22%	9.25%	6.97%	8.81%		9/12/94
Institutional Class (MIPTX)	6.66%	20.31%	15.57%	6.41%	9.44%	n.a.	6.24%		10/29/10
MSCI AC Asia ex Japan Index[4]	8.40%	22.93%	27.06%	5.32%	8.27%	4.48%	4.46%	[5]
Lipper Pacific ex Japan Funds Category Average[6]	7.97%	22.02%	21.94%	4.36%	7.64%	4.15%	5.18%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

4	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 91 for index definition.

5	Calculated from 8/31/94.

6	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS[7]
	Sector	Country	% of Net Assets
Central Pattana Public Co., Ltd.	Real Estate	Thailand	3.1%
Ping An Insurance Group Co. of China, Ltd.	Financials	China/Hong Kong	3.1%
Kotak Mahindra Bank, Ltd.	Financials	India	3.0%
Baidu, Inc.	Information Technology	China/Hong Kong	2.6%
DKSH Holding, Ltd.	Industrials	Switzerland	2.6%
Vietnam Dairy Products JSC	Consumer Staples	Vietnam	2.6%
Tencent Holdings, Ltd.	Information Technology	China/Hong Kong	2.6%
Tata Power Co., Ltd.	Utilities	India	2.5%
Sinopharm Group Co., Ltd.	Health Care	China/Hong Kong	2.5%
Titan Co., Ltd.	Consumer Discretionary	India	2.4%
% OF ASSETS IN TOP TEN			27.0%

7	Holdings may combine more than one security from same issuer and related depositary receipts.

44	MATTHEWS ASIA FUNDS

Matthews Pacific Tiger Fund

Portfolio Manager Commentary  (unaudited) (continued)

Outlook:

We have seen improvements in the market environment over the past two quarters. We still find sentiment around China, and Asia in general, to be only lukewarm. Given the strength and stabilization of the Chinese economy, including housing, we are beginning to see that authorities are tightening on the margin. Aggressive capital deployment by some insurance companies, for example, has come under greater scrutiny. In our view, this is a positive proactive approach. We continue to see Chinese authorities nudge the economy toward a much higher services mix. That should continue to provide us with attractive, long-term investment opportunities in the services sector.

In India, the balancing act has become a bit tighter. Markets have done well but earnings have not followed as strongly. Policymakers are trying to implement important changes that should help India’s economy over the medium to long term, but are disrupters in the short term. The implementation of the GST could add to that turbulence, but we will believe these ultimately should be just growing pains.

Lastly, the long-term case for the Asian consumer remains resilient. Businesses focused on this segment of the region’s economies continue to be well-represented in the portfolio.

COUNTRY ALLOCATION (%)[8,9]
China/Hong Kong	31.4
India	19.9
South Korea	12.6
Indonesia	6.4
Thailand	5.8
Taiwan	5.7
Malaysia	3.5
United States	2.8
Switzerland	2.6
Vietnam	2.6
Philippines	2.4
Singapore	0.2
Japan	0.1
Cash and Other Assets, Less Liabilities	4.0

SECTOR ALLOCATION (%)[9]
Financials	19.9
Consumer Staples	19.3
Information Technology	18.0
Consumer Discretionary	9.9
Health Care	7.6
Real Estate	6.3
Utilities	5.0
Industrials	5.0
Telecommunication Services	3.6
Materials	1.4
Cash and Other Assets, Less Liabilities	4.0

MARKET CAP EXPOSURE (%)[9]
Mega Cap (over $25B)	32.6
Large Cap ($10B–$25B)	23.1
Mid Cap ($3B–10B)	34.0
Small Cap (under $3B)	6.4
Cash and Other Assets, Less Liabilities	4.0

8	Not all countries where the Fund may invest are included in the benchmark index.

9	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA	45

Matthews Pacific Tiger Fund

June 30, 2017

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 95.9%

	Shares	Value
CHINA/HONG KONG: 31.4%
Ping An Insurance Group Co. of China, Ltd. H Shares	38,343,000	$252,580,643
Baidu, Inc. ADR[b]	1,211,800	216,742,548
Tencent Holdings, Ltd.	5,886,500	211,177,955
Sinopharm Group Co., Ltd. H Shares	45,134,400	203,913,236
China Resources Beer Holdings Co., Ltd.	75,359,775	190,052,025
Alibaba Group Holding, Ltd. ADR[b]	1,291,700	182,000,530
AIA Group, Ltd.	22,790,800	166,745,721
Hengan International Group Co., Ltd.	19,471,500	143,643,713
China Resources Land, Ltd.	47,814,000	139,294,921
China Mobile, Ltd. ADR	2,380,026	126,355,580
Inner Mongolia Yili Industrial Group Co., Ltd. A Shares	38,503,482	122,713,504
Fuyao Glass Industry Group Co., Ltd. H Shares†,c	31,836,000	121,872,124
Dairy Farm International Holdings, Ltd.	15,454,946	121,784,974
Tasly Pharmaceutical Group Co., Ltd. A Shares	14,569,795	89,276,004
Guangdong Advertising Group Co., Ltd. A Shares	62,473,566	73,953,055
Hong Kong Exchanges & Clearing, Ltd.	2,603,000	67,246,926
Lenovo Group, Ltd.	73,394,000	46,321,297
Yum China Holdings, Inc.[b]	1,174,410	46,306,986
Shandong Weigao Group Medical Polymer Co., Ltd. H Shares	36,796,000	28,867,501
Swire Pacific, Ltd. A Share Class	1,363,000	13,305,139
Fuyao Glass Industry Group Co., Ltd. A Shares	2,589,387	9,948,477
Guotai Junan Securities Co., Ltd. H Shares[b,c]	3,806,400	7,956,560

Total China/Hong Kong		2,582,059,419

INDIA: 19.9%
Kotak Mahindra Bank, Ltd.	16,873,409	249,333,405
Tata Power Co., Ltd.†	164,620,436	204,993,040
Titan Co., Ltd.[b]	24,643,894	199,845,941
HDFC Bank, Ltd.	6,223,409	158,974,253
GAIL India, Ltd.	26,059,477	145,618,564
ITC, Ltd.	28,102,500	140,581,001
Housing Development Finance Corp., Ltd.	4,935,685	123,263,891
Container Corp. of India, Ltd.	6,839,995	121,174,644
Sun Pharmaceutical Industries, Ltd.	12,045,017	103,477,710
Dabur India, Ltd.	21,117,482	95,392,515
Thermax, Ltd.	5,310,034	76,764,518
Just Dial, Ltd.†,b	3,557,718	20,438,099

Total India		1,639,857,581

SOUTH KOREA: 12.6%
Samsung Electronics Co., Ltd.	95,105	198,086,773
Dongbu Insurance Co., Ltd.	3,159,380	187,755,541
Naver Corp.	244,116	178,944,552
Orion Corp.[d]	217,080	151,121,738
Green Cross Corp.†	776,872	118,518,293
Cheil Worldwide, Inc.†	6,954,297	111,853,311
Amorepacific Corp.	345,972	91,885,577

Total South Korea		1,038,165,785

	Shares	Value
INDONESIA: 6.4%
PT Telekomunikasi Indonesia Persero	421,304,300	$143,071,377
PT Bank Central Asia	100,580,000	137,172,886
PT Indofood CBP Sukses Makmur	191,522,600	126,562,372
PT Perusahaan Gas Negara Persero	298,485,100	50,343,182
PT Astra International	66,745,900	44,719,579
PT Telekomunikasi Indonesia Persero ADR	728,140	24,516,474

Total Indonesia		526,385,870

THAILAND: 5.8%
Central Pattana Public Co., Ltd.	126,625,200	257,940,393
The Siam Cement Public Co., Ltd.	7,522,950	111,573,857
Kasikornbank Public Co., Ltd.	18,431,800	107,605,594

Total Thailand		477,119,844

TAIWAN: 5.7%
President Chain Store Corp.	21,486,608	193,062,448
Delta Electronics, Inc.	31,251,182	170,954,693
Synnex Technology International Corp.†	95,600,921	107,098,852

Total Taiwan		471,115,993

MALAYSIA: 3.4%
Genting BHD	52,881,000	115,919,565
Public Bank BHD	17,846,594	84,469,130
IHH Healthcare BHD	47,676,300	63,884,398
IHH Healthcare BHD	11,543,000	15,762,368

Total Malaysia		280,035,461

UNITED STATES: 2.8%
Cognizant Technology Solutions Corp. Class A	2,186,600	145,190,240
Yum! Brands, Inc.	1,174,410	86,624,482

Total United States		231,814,722

SWITZERLAND: 2.6%
DKSH Holding, Ltd.	2,638,062	214,480,394

Total Switzerland		214,480,394

VIETNAM: 2.6%
Vietnam Dairy Products JSC	30,834,534	213,783,932

Total Vietnam		213,783,932

PHILIPPINES: 2.4%
SM Prime Holdings, Inc.	164,670,771	107,593,353
GT Capital Holdings, Inc.	3,897,540	93,342,085

Total Philippines		200,935,438

SINGAPORE: 0.2%
Hyflux, Ltd.	35,190,730	14,058,399

Total Singapore		14,058,399

JAPAN: 0.1%
LINE Corp. ADR[b]	195,200	6,789,056

Total Japan		6,789,056

TOTAL COMMON EQUITIES		7,896,601,894

(Cost $5,386,026,733)

46	MATTHEWS ASIA FUNDS

Matthews Pacific Tiger Fund

June 30, 2017

Schedule of Investmentsa (unaudited) (continued)

WARRANTS: 0.1%

	Shares	Value
MALAYSIA: 0.1%
Genting BHD, expires 12/18/18[b]	12,253,875	$4,653,027

Total Malaysia		4,653,027

TOTAL WARRANTS		4,653,027

(Cost $5,593,674)

TOTAL INVESTMENTS: 96.0%		7,901,254,921
(Cost $5,391,620,407e)

CASH AND OTHER ASSETS, LESS LIABILITIES: 4.0%		328,625,248

NET ASSETS: 100.0%		$8,229,880,169

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Directors. At June 30, 2017, the aggregate value is $129,828,684 which is 1.58% of net assets.

d	Illiquid security, trading was halted at June 30, 2017.

e	Cost for federal income tax purposes is $5,393,356,757 and net unrealized appreciation consists of:

Gross unrealized appreciation	$2,878,141,706
Gross unrealized depreciation	(370,243,542)

Net unrealized appreciation	$2,507,898,164

†	Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR	American Depositary Receipt

BHD	Berhad

JSC	Joint Stock Co.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	47

PORTFOLIO MANAGERS
Vivek Tanneeru
Lead Manager
Winnie Chwang
Co-Manager

FUND FACTS
	Investor	Institutional
Ticker	MASGX	MISFX
CUSIP	577130727	577130719
Inception	4/30/15	4/30/15
NAV	$10.69	$10.64
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	3.54%	3.36%
After Fee Waiver and Reimbursement[2]	1.48%	1.25%
Portfolio Statistics
Total # of Positions		57
Net Assets		$13.1 million
Weighted Average Market Cap		$17.3 billion
Portfolio Turnover[3]		16.10%
Benchmark
MSCI AC Asia ex Japan Index

OBJECTIVE

Long term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total assets, which include borrowings for investment purposes, in the common and preferred stocks of companies of any market capitalization located in Asia that Matthews believes satisfy one or more of its environmental, social and governance (“ESG”) standards. Asia consists of all countries and markets in Asia and includes developed, emerging, and frontier countries and markets in the Asia region. The Fund may also invest in convertible securities and fixed-income securities, of any duration or quality, including high yield securities of Asian companies.

Matthews Asia ESG Fund

Portfolio Manager Commentary  (unaudited)

For the period ending June 30, 2017

For the first half of 2017, the Matthews ESG Fund returned 19.18% (Investor Class) and 19.28% (Institutional Class) while its benchmark, the MSCI All Country Asia ex Japan Index, returned 22.93%. For the quarter ending June 30, 2017, the Fund returned 6.16% (Investor Class) and 6.19% (Institutional Class) compared to the benchmark return of 8.40% over the same period.

Market Environment:

Asia’s markets further built on the strong start to the year, rising during the second quarter. As near-term risks, such as an adverse outcome in the French presidential election, receded and confidence in global growth increased, global markets continue to inch up.

South Korea and China/Hong Kong were the best-performing markets during the second quarter, while Pakistan and Japan were the worst-performing. The second quarter saw a continuation of strong performance from the information technology sector, while the energy sector gave back some of the recent gains. South and Southeast Asian currencies generally appreciated against the U.S. dollar, led by the Malaysian ringgit, which saw a 3% appreciation, while the South Korean won depreciated by 2.2%.

Performance Contributors and Detractors:

During the quarter, stock selection in India and Taiwan detracted from the Fund’s relative performance. The Fund’s underweight allocation to the information technology sector, especially within the Chinese internet and e-commerce areas, proved a drag as did an overweight allocation to the health care sector.

Samsung SDI, a South Korean battery and electronic materials company, was the biggest contributor to performance during the quarter. The company’s stock price corrected sharply toward the end of 2016 as its smartphone battery recall affected the company’s profitability and provided a very attractive entry point. We remain confident in the company’s long-term growth prospects. Profitability is normalizing for Samsung’s phone battery unit, its automotive batteries continue to gain scale and its electronic materials business is growing. Samsung SDI also has a minority stake in the world’s largest organic light-emitting diode (OLED) display panel company. We believe Samsung SDI should benefit as the adoption of OLED panels, especially in smartphones, is poised for a sharp pickup over the coming years.

Lupin, an Indian pharmaceutical company, was the biggest detractor to performance during the quarter. The company faltered as distributor and retailer consolidation in the U.S., a key market for Lupin, led to increased pricing pressures on generic drug manufacturers globally. We expect that over the medium term the channel consolidation will lead weaker players to exit the market as prices are driven to unsustainably low levels. The company also has been increasing its spending on research and development to diversify into higher value-added products. We remain positive on the company’s long-term prospects given its strong development pipeline and attractive valuations.

(continued)

1	Prospectus expense ratio.
2	Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.25% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 1.25% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 1.25%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2018 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.
3	The lesser of fiscal year 2016 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

48	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2017
				Average Annual Total Returns
	3 Months	YTD	1 Year	Since Inception	Inception Date
Investor Class (MASGX)	6.16%	19.18%	19.18%	4.02%	4/30/15
Institutional Class (MISFX)	6.19%	19.28%	19.46%	4.27%	4/30/15
MSCI AC Asia ex Japan Index[4]	8.40%	22.93%	27.06%	2.40%
Lipper Pacific Region Funds Category Average[5]	6.61%	17.21%	18.61%	3.34%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted Monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

4	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 91 for index definition.

5	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS[6]
	Sector	Country	% of Net Assets
Samsung SDI Co., Ltd., Pfd.	Information Technology	South Korea	4.7%
Taiwan Semiconductor Manufacturing Co., Ltd.	Information Technology	Taiwan	4.2%
Inner Mongolia Yili Industrial Group Co., Ltd.	Consumer Staples	China/Hong Kong	3.4%
PT Bank Rakyat Indonesia Persero	Financials	Indonesia	3.4%
Total Access Communication Public Co., Ltd. NVDR	Telecommunication Services	Thailand	3.3%
Shriram City Union Finance, Ltd.	Financials	India	3.3%
BRAC Bank, Ltd.	Financials	Bangladesh	3.2%
Hanon Systems	Consumer Discretionary	South Korea	2.7%
Lupin, Ltd.	Health Care	India	2.6%
JD.com, Inc.	Consumer Discretionary	China/Hong Kong	2.5%
% OF ASSETS IN TOP TEN			33.3%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	49

COUNTRY ALLOCATION (%)[7]
China/Hong Kong	22.0
South Korea	13.7
Japan	13.4
Taiwan	12.2
India	12.1
Bangladesh	5.8
Philippines	4.9
Thailand	4.4
Indonesia	3.4
Pakistan	2.6
Singapore	2.5
Luxembourg	1.6
Sri Lanka	1.1
Cash and Other Assets, Less Liabilities	0.3

SECTOR ALLOCATION (%)[8]
Financials	20.3
Health Care	17.8
Information Technology	13.0
Industrials	12.8
Consumer Discretionary	11.6
Consumer Staples	8.5
Telecommunication Services	6.7
Utilities	4.7
Materials	3.0
Real Estate	1.3
Cash and Other Assets, Less Liabilities	0.3

MARKET CAP EXPOSURE (%)[8]
Mega Cap (over $25B)	17.9
Large Cap ($10B–$25B)	12.6
Mid Cap ($3B–10B)	24.0
Small Cap (under $3B)	45.2
Cash and Other Assets, Less Liabilities	0.3

7	Not all countries are included in the benchmark index.

8	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews Asia ESG Fund

Portfolio Manager Commentary  (unaudited) (continued)

Notable Portfolio Changes:

During the quarter, the Fund added a position in Wuxi Biologics Cayman, a Chinese biologics contract development and manufacturing organization. Wuxi helps biotech companies convert a product idea into a commercial reality in a cost-effective and expedient fashion, leading to better health care outcomes for patients globally. Wuxi is a global top five player and the leader in the Chinese biologics outsourcing market with dominant market share. It is favorably exposed to fast-growing global biologics outsourcing services in general and to the Chinese outsourcing market in particular. We like the company in part for its strong employee equity participation and training programs.

During the quarter, we took profits after the strong performance of Japan’s Nakanishi, a dental equipment maker, and Taiwan’s Lumax International, an industrials sector holding, and exited our small positions in them.

Outlook:

We continue to watch for early signs of trouble for the Trump administration in pushing its agenda, in areas such as health care and on punitive trade policies, through Congress. Despite the related risks, we take comfort in economic fundamentals that appear to be improving globally as well as positive nominal GDP growth prospects in Asia. Furthermore, Asian consumers are increasingly focusing on products and services with positive environmental and social impacts, while Asian governments and regulators are pushing companies to strive for better environmental and governance standards—regardless of whether the U.S. retains policies established by the Obama administration. We believe such a push provides an encouraging backdrop for pursuing ESG-focused investing in Asia.

We employ a fundamental, bottom-up investment process in managing a portfolio of companies that make a positive environmental, social and economic impact while aiming to generate profitable growth. We will be on the lookout for market dislocations in Asia as they often present an opportunity to buy high-quality companies with best-in-class ESG attributes at reasonable prices.

50	MATTHEWS ASIA FUNDS

Matthews Asia ESG Fund

June 30, 2017

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 95.0%

	Shares	Value
CHINA/HONG KONG: 22.0%
Inner Mongolia Yili Industrial Group Co., Ltd. A Shares	138,200	$440,454
JD.com, Inc. ADR[b]	8,400	329,447
Wuxi Biologics Cayman, Inc.[b,c]	82,000	308,257
MTR Corp., Ltd.	54,500	306,690
AIA Group, Ltd.	38,200	279,485
HKBN, Ltd.	270,000	270,199
CSPC Pharmaceutical Group, Ltd.	126,000	184,037
China Conch Venture Holdings, Ltd.	95,000	173,922
Hong Kong Exchanges & Clearing, Ltd.	6,400	165,340
Guangdong Investment, Ltd.	106,000	146,085
Haier Electronics Group Co., Ltd.	55,000	142,995
Beijing Urban Construction Design & Development Group Co., Ltd. H Shares[c]	231,000	124,529

Total China/Hong Kong		2,871,440

JAPAN: 13.4%
Fuji Seal International, Inc.	9,900	273,696
Tsukui Corp.	46,200	271,167
Daikin Industries, Ltd.	2,600	266,739
Sohgo Security Services Co., Ltd.	5,900	266,327
Hoya Corp.	3,200	166,596
Bunka Shutter Co., Ltd.	18,800	144,409
Koito Manufacturing Co., Ltd.	2,600	134,447
Ain Holdings, Inc.	1,600	115,791
LINE Corp. ADR[b]	3,200	111,297

Total Japan		1,750,469

TAIWAN: 12.2%
Taiwan Semiconductor Manufacturing Co., Ltd.	80,000	546,577
Sitronix Technology Corp.	73,000	225,097
Zhen Ding Technology Holding, Ltd.	85,000	201,256
Tehmag Foods Corp.	21,000	174,682
Merida Industry Co., Ltd.	25,000	133,808
CHC Resources Corp.	64,000	116,257
ECOVE Environment Corp.	17,000	99,195
Sporton International, Inc.	18,247	92,375

Total Taiwan		1,589,247

INDIA: 12.1%
Shriram City Union Finance, Ltd.	11,642	429,369
Lupin, Ltd.	20,770	340,531
Bharat Financial Inclusion, Ltd.[b]	21,869	243,707
Power Grid Corp. of India, Ltd.[b]	68,252	222,241
Ipca Laboratories, Ltd.[b]	27,668	210,717
Sanofi India, Ltd.	2,005	128,817

Total India		1,575,382

SOUTH KOREA: 9.0%
Hanon Systems	38,444	346,232
KT Skylife Co., Ltd.	14,719	210,383
iMarketKorea, Inc.	16,719	198,845
DGB Financial Group, Inc.	18,921	195,070
Samjin Pharmaceutical Co., Ltd.	5,932	171,006
Samsung Biologics Co., Ltd.[b,c]	210	53,569

Total South Korea		1,175,105

	Shares	Value
BANGLADESH: 5.8%
BRAC Bank, Ltd.	413,907	$415,710
GrameenPhone, Ltd.	40,983	175,036
Square Pharmaceuticals, Ltd.	46,337	166,409

Total Bangladesh		757,155

PHILIPPINES: 4.9%
Puregold Price Club, Inc.	271,200	239,436
Energy Development Corp.	1,980,000	237,241
Security Bank Corp.	37,580	161,599

Total Philippines		638,276

THAILAND: 4.4%
Total Access Communication Public Co., Ltd. NVDR	280,300	432,770
Kasikornbank Public Co., Ltd. NVDR	24,100	140,697

Total Thailand		573,467

INDONESIA: 3.4%
PT Bank Rakyat Indonesia Persero	385,300	439,640

Total Indonesia		439,640

PAKISTAN: 2.6%
Bank Alfalah, Ltd.[b]	457,500	175,408
Abbott Laboratories Pakistan, Ltd.	18,350	164,751

Total Pakistan		340,159

SINGAPORE: 2.5%
Parkway Life REIT	87,000	169,356
Raffles Medical Group, Ltd.	165,500	161,191

Total Singapore		330,547

LUXEMBOURG: 1.6%
L’Occitane International SA	91,750	210,445

Total Luxembourg		210,445

SRI LANKA: 1.1%
Nestle Lanka PLC	10,717	141,864

Total Sri Lanka		141,864

TOTAL COMMON EQUITIES		12,393,196

(Cost $10,983,695)

matthewsasia.com | 800.789.ASIA	51

Matthews Asia ESG Fund

June 30, 2017

Schedule of Investmentsa (unaudited) (continued)

PREFERRED EQUITIES: 4.7%

	Shares	Value
SOUTH KOREA: 4.7%
Samsung SDI Co., Ltd., Pfd.	8,541	$616,292

Total South Korea		616,292

TOTAL PREFERRED EQUITIES		616,292

(Cost $434,248)

TOTAL INVESTMENTS: 99.7%		13,009,488
(Cost $11,417,943d)

CASH AND OTHER ASSETS, LESS LIABILITIES: 0.3%		42,213

NET ASSETS: 100.0%		$13,051,701

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Directors. At June 30, 2017, the aggregate value is $486,355, which is 3.73% of net assets.

d	Cost for federal income tax purposes is $11,432,555 and net unrealized appreciation consists of:

Gross unrealized appreciation	$1,969,666
Gross unrealized depreciation	(392,733)

Net unrealized appreciation	$1,576,933

ADR	American Depositary Receipt

NVDR	Non-voting Depositary Receipt

Pfd.	Preferred

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

52	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS
Taizo Ishida	Robert Harvey, CFA
Lead Manager	Lead Manager

FUND FACTS
	Investor	Institutional
Ticker	MEASX	MIASX
CUSIP	577125883	577125875
Inception	4/30/13	4/30/13
NAV	$14.66	$14.71
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.77%	1.62%
After Fee Waiver and Reimbursement[2]	1.47%	1.25%
Portfolio Statistics
Total # of Positions		77
Net Assets		$376.8 million
Weighted Average Market Cap		$2.4 billion
Portfolio Turnover[3]		34.90%
Benchmark
MSCI Emerging Markets Asia Index
Redemption Fee
2% within first 90 calendar days of purchase

OBJECTIVE

Long term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia excluding Japan, South Korea, Hong Kong and Singapore. The Fund may also invest in the convertible securities, of any duration or quality of companies located in Asia excluding Japan, South Korea, Hong Kong and Singapore. Under normal market conditions, the Fund is expected to invest a substantial portion of its net assets in the emerging countries and markets in the Asian region, including, but not limited to, Bangladesh, Cambodia, China (including Taiwan, but excluding Hong Kong), India, Indonesia, Laos, Malaysia, Mongolia, Myanmar, Pakistan, Papua New Guinea, Philippines, Sri Lanka, Thailand, and Vietnam.

Matthews Emerging Asia Fund

Portfolio Manager Commentary  (unaudited)

Period ended June 30, 2017

For the first half of 2017, the Matthews Emerging Asia Fund returned 11.23% (Investor Class) and 11.27% (Institutional Class) while its benchmark, the MSCI Emerging Markets Asia Index, returned 23.31%. For the quarter ending June 30, 2017, the Fund returned 6.54% (Investor Class) and 6.52% (Institutional Class) compared with the benchmark return of 8.74% over the same period.

Market Environment:

The first half of 2017 delivered relatively strong returns for Asian investors, despite concerns at the start of the year over growth, as well as the controversial election rhetoric and policy uncertainties of the Trump administration. Since then, we have seen little to no traction on Trump’s plans for health care or tax reform. We have also seen China fortifying islands in the South China Sea and North Korea firing missiles into the ocean off the coast of Japan—an interesting backdrop for such solid performance. In the second quarter, the strongest-performing markets in the Asia region have been South Korea, China and Taiwan. This was the result of a change in investor growth expectations combined with low valuations in these markets. The Indian market—where valuations were arguably expensive at the start of the year—has performed surprisingly well, even while delivering relatively soft earnings.

Frontier and smaller markets in Southeast Asia have broadly been ignored in the first half of the year. Markets like Vietnam and Bangladesh delivered solid economic growth and stable currencies. Meanwhile, Pakistan and Sri Lanka faced headwinds from macro concerns, especially with regard to their external accounts. Strong imports have overshadowed relatively weak export performance and soft remittance data has caused concerns for both the Sri Lankan and Pakistani rupee.

Performance Contributors and Detractors:

Emerging Asia underperformed the benchmark for both the second quarter and first half of the year, primarily due to differences in asset allocation. The majority of the benchmark’s performance has been driven by strong returns from three countries: South Korea, Taiwan and China. These three countries account for approximately 70% weighting in the benchmark while Emerging Asia, during the second quarter, saw a combined weighting in these markets of about 8%.

We continue to view South Korea and Taiwan as “developed” rather than “emerging” markets and will continue to offer our clients exposure to the least-developed parts of Asia that we believe have the most growth potential.

The main detractors to Fund performance were The Searle Company and K-Electric, both of Pakistan. Pharmaceutical firm Searle had become expensive and we reduced our position earlier in the year, while K-Electric faces the possibility of a tariff reduction after the latest regulatory review. The firm has appealed the decision and we await the outcome. Hong Kong-listed Tongda Group also was a notable detractor after it was featured in a short-sellers research report. The share price of this high-precision component maker has since stabilized and investors are now awaiting developments before the stock can move upward.

(continued)

1	Prospectus expense ratios.
2	Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.25% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 1.25% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 1.25%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2018 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.
3	The lesser of fiscal year 2016 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	53

PERFORMANCE AS OF JUNE 30, 2017
				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	Since Inception	Inception Date
Investor Class (MEASX)	6.54%	11.23%	19.88%	10.65%	10.36%	4/30/13
Institutional Class (MIASX)	6.52%	11.27%	20.11%	10.89%	10.60%	4/30/13
MSCI Emerging Markets Asia Index[4]	8.74%	23.31%	28.26%	5.37%	6.07%
Lipper Emerging Markets Funds Category Average[5]	5.79%	17.73%	20.22%	0.28%	1.37%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

4	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 91 for index definition.

5	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS[6]
	Sector	Country	% of Net Assets
Saigon Beer Alcohol Beverage Corp.	Consumer Staples	Vietnam	3.6%
Shenzhou International Group Holdings, Ltd.	Consumer Discretionary	China/Hong Kong	2.8%
BRAC Bank, Ltd.	Financials	Bangladesh	2.8%
British American Tobacco Bangladesh Co., Ltd.	Consumer Staples	Bangladesh	2.6%
PC Jeweller, Ltd.	Consumer Discretionary	India	2.5%
Phu Nhuan Jewelry JSC	Consumer Discretionary	Vietnam	2.5%
Indus Motor Co., Ltd.	Consumer Discretionary	Pakistan	2.4%
PT Bank Mandiri Persero	Financials	Indonesia	2.4%
Vinh Hoan Corp.	Consumer Staples	Vietnam	2.3%
Balkrishna Industries, Ltd.	Consumer Discretionary	India	2.2%
% OF ASSETS IN TOP TEN			26.1%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

54	MATTHEWS ASIA FUNDS

Matthews Emerging Asia Fund

Portfolio Manager Commentary  (unaudited) (continued)

By country, Vietnam, India and Indonesia were top contributors to Fund performance during the quarter, while Thailand and Myanmar delivered negative returns. The portfolio’s small weighting in these countries, however, limited the impact of the declines.

The largest contributor to returns during the quarter came from Vietnam’s Phu Nhuan Jewelry, which continued to deliver strong earnings from an expanding store base. Another notable contributor in Vietnam was Military Commercial Bank. The bank performed well, appreciating by about 61% since the start of the year, as investors seemed more optimistic about banks in general. Military Commercial Bank had an attractive valuation and also delivered solid earnings growth during the quarter.

Notable Portfolio Changes:

During the quarter, we initiated a sizable new position in Saigon Beer Alcohol Beverage, Vietnam’s dominant brewery. The country’s beer market has grown significantly over the past decade. We believe the company has significant potential for further growth along with operational efficiencies. We also added to our position in Indus Motor in Pakistan and Tongda Group following share price weakness induced by market short sellers.

Prior to the second quarter, we had already begun to trim our position in DHG Pharmaceuticals following sharp price appreciation—the share price having doubled in the first six months of the year—and ultimately we began to exit our position as we believe its valuation had become too rich versus our more moderate growth expectations.

Outlook:

In our view, growth opportunities in more developed markets remain relatively limited, broadly speaking, as compared with the opportunities we are finding in the emerging and frontier markets. Valuations in some stocks and some markets are now higher, making the opportunities less attractive. We will focus on offering investors exposure to the least developed markets in Asia, driven by a bottom-up fundamental process.

In the shorter term, the outlook is clouded by the ever-shifting sentiment of international investors. In the medium term, high debt levels globally remain a concern and a headwind to growth. We remain concerned about the potential impact on oil prices from political tensions across the world and in the Middle East. A prolonged disruption to oil supply could lead to a sharp and sustained recovery in oil prices, which would negatively affect Emerging Asian economies.

Looking forward, Asian frontier markets are likely to continue to attract foreign direct investment, create new manufacturing jobs, receive growing remittance flows and increase their share of global exports off a low base. We believe these factors should lead to a relatively bright future for patient investors.

COUNTRY ALLOCATION (%)[7,8]
Vietnam	20.4
Pakistan	18.0
Indonesia	12.3
India	12.3
Bangladesh	11.7
China/Hong Kong	8.1
Sri Lanka	6.7
Philippines	5.2
Australia	0.6
Singapore	0.6
Thailand	0.5
Cash and Other Assets, Less Liabilities	3.6

SECTOR ALLOCATION (%)[8]
Consumer Staples	27.2
Consumer Discretionary	24.2
Financials	16.2
Health Care	8.8
Industrials	7.5
Materials	4.9
Real Estate	2.8
Information Technology	2.2
Energy	1.4
Utilities	1.2
Cash and Other Assets, Less Liabilities	3.6

MARKET CAP EXPOSURE (%)[8]
Mega Cap (over $25B)	0.0
Large Cap ($10B–$25B)	4.6
Mid Cap ($3B–10B)	13.9
Small Cap (under $3B)	77.9
Cash and Other Assets, Less Liabilities	3.6

7	Not all countries where the Fund may invest are included in the benchmark index.

8	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA	55

Matthews Emerging Asia Fund

June 30, 2017

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 96.4%

	Shares	Value
VIETNAM: 20.4%
Saigon Beer Alcohol Beverage Corp.	1,462,000	$13,397,326
Phu Nhuan Jewelry JSC	2,063,683	9,242,134
Vinh Hoan Corp.	3,315,820	8,606,457
Masan Group Corp.	3,610,260	6,670,666
Tien Phong Plastic JSC	1,861,224	5,485,989
Thien Long Group Corp.	906,250	5,481,913
National Seed JSC†	979,585	4,697,319
Mobile World Investment Corp.	1,020,454	4,619,450
Domesco Medical Import Export JSC[b]	787,290	4,502,560
Military Commercial Joint Stock Bank	4,483,600	4,398,587
Nam Long Investment Corp.	3,272,278	4,102,763
Lix Detergent JSC	1,047,635	2,396,596
Dinh Vu Port Investment & Development JSC	517,550	1,593,540
Taisun International Holding Corp.[b]	293,000	1,325,625
DHG Pharmaceutical JSC	30,000	164,049

Total Vietnam		76,684,974

PAKISTAN: 18.0%
Indus Motor Co., Ltd.	536,030	9,158,964
PAK Suzuki Motor Co., Ltd.	1,081,900	8,052,184
Hascol Petroleum, Ltd.	2,365,500	7,715,551
Shifa International Hospitals, Ltd.	2,172,451	6,837,471
The Searle Company, Ltd.	1,220,869	5,961,473
Habib Bank, Ltd.	1,885,000	4,838,616
ICI Pakistan, Ltd.	451,900	4,717,474
K-Electric, Ltd.[b]	66,568,500	4,393,959
Akzo Nobel Pakistan, Ltd.	1,854,100	4,244,006
Pakistan Petroleum, Ltd.	2,127,300	3,005,176
National Foods, Ltd.	958,500	2,477,382
Meezan Bank, Ltd.	3,276,000	2,468,326
Hum Network, Ltd.[b]	17,939,500	2,008,676
GlaxoSmithKline Consumer Healthcare Pakistan, Ltd.[b]	973,957	1,941,505

Total Pakistan		67,820,763

INDONESIA: 12.3%
PT Bank Mandiri Persero	9,531,400	9,136,046
PT Gudang Garam	1,393,100	8,191,558
PT Matahari Department Store	7,077,200	7,526,402
PT Hexindo Adiperkasa	18,901,100	5,460,081
PT Adira Dinamika Multi Finance	8,203,300	4,176,895
PT Mayora Indah	24,273,200	4,034,849
PT Kino Indonesia	16,629,000	2,841,769
PT Catur Sentosa Adiprana	70,131,000	2,503,205
PT Sumber Alfaria Trijaya	50,991,700	2,180,849
PT BFI Finance Indonesia	7,965,000	310,771

Total Indonesia		46,362,425

INDIA: 12.3%
PC Jeweller, Ltd.	1,249,637	9,466,827
Balkrishna Industries, Ltd.	324,532	8,347,045
Kwality, Ltd.	2,533,204	5,782,081
Caplin Point Laboratories, Ltd.	489,805	4,186,477
Praj Industries, Ltd.[b]	3,594,497	4,173,796
Shriram Transport Finance Co., Ltd.	268,352	4,145,941

	Shares	Value
Supreme Industries, Ltd.	178,934	$3,395,760
VST Industries, Ltd.	60,083	3,315,940
Cipla India, Ltd.	311,919	2,681,301
Poly Medicure, Ltd.	234,582	796,971

Total India		46,292,139

BANGLADESH: 11.7%
BRAC Bank, Ltd.	10,465,792	10,511,381
British American Tobacco Bangladesh Co., Ltd.	278,950	9,792,583
Square Pharmaceuticals, Ltd.	2,236,661	8,032,458
Berger Paints Bangladesh, Ltd.	235,998	6,149,213
The City Bank, Ltd.	9,945,509	4,615,200
Olympic Industries, Ltd.	757,426	2,612,330
Marico Bangladesh, Ltd.	191,945	2,433,280

Total Bangladesh		44,146,445

CHINA/HONG KONG: 8.1%
Shenzhou International Group Holdings, Ltd.	1,630,000	10,717,858
Tongda Group Holdings, Ltd.	27,650,000	8,249,092
Luk Fook Holdings International, Ltd.	1,822,000	6,229,824
Red Star Macalline Group Corp., Ltd. H Shares[c]	2,429,000	2,488,905
Future Bright Holdings, Ltd.	18,612,000	1,669,574
The 13 Holdings, Ltd.[b]	5,608,000	1,156,444

Total China/Hong Kong		30,511,697

SRI LANKA: 6.7%
Ceylon Cold Stores PLC	1,350,000	7,794,078
Sampath Bank PLC	3,248,392	6,066,574
Teejay Lanka PLC	14,268,292	3,907,719
National Development Bank PLC	3,502,989	3,287,293
Expolanka Holdings PLC	73,732,547	3,269,416
Ceylon Tobacco Co. PLC	90,306	585,765
Lanka Orix Leasing Co. PLC[b]	573,466	421,812

Total Sri Lanka		25,332,657

PHILIPPINES: 5.2%
STI Education Systems Holdings, Inc.	235,681,000	6,679,030
Cosco Capital, Inc.	34,548,800	5,405,692
San Miguel Pure Foods Co., Inc.	753,370	4,726,852
Vista Land & Lifescapes, Inc.	12,519,100	1,442,970
Emperador, Inc.	9,266,300	1,384,619

Total Philippines		19,639,163

AUSTRALIA: 0.6%
Oil Search, Ltd.	467,309	2,447,098

Total Australia		2,447,098

SINGAPORE: 0.6%
Yoma Strategic Holdings, Ltd.	5,491,766	2,333,706

Total Singapore		2,333,706

56	MATTHEWS ASIA FUNDS

Matthews Emerging Asia Fund

June 30, 2017

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
THAILAND: 0.5%
SNC Former Public Co., Ltd.	4,002,800	$1,707,973

Total Thailand		1,707,973

TOTAL INVESTMENTS: 96.4%		363,279,040
(Cost $307,535,416d)

CASH AND OTHER ASSETS, LESS LIABILITIES: 3.6%		13,527,714

NET ASSETS: 100.0%		$376,806,754

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Directors. At June 30, 2017, the aggregate value is $2,488,905, which is 0.66% of net assets.

d	Cost for federal income tax purposes is $307,535,416 and net unrealized appreciation consists of:

Gross unrealized appreciation	$71,118,412
Gross unrealized depreciation	(15,374,788)

Net unrealized appreciation	$55,743,624

†	Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

JSC	Joint Stock Co.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	57

PORTFOLIO MANAGERS
Michael J. Oh, CFA
Lead Manager
Lydia So, CFA	Robert Harvey, CFA
Co-Manager	Co-Manager

FUND FACTS
	Investor	Institutional
Ticker	MATFX	MITEX
CUSIP	577130883	577125859
Inception	12/27/99	4/30/13
NAV	$13.14	$13.21
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.24%	1.01%
Portfolio Statistics
Total # of Positions		45
Net Assets		$149.3 million
Weighted Average Market Cap		$76.5 billion
Portfolio Turnover[2]		92.25%
Benchmark
MSCI AC Asia ex Japan Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia that Matthews believes are innovators in their products, services, processes, business models, management, use of technology, or approach to creating, expanding or servicing their markets. Asia consists of all countries and markets in Asia, including developed, emerging, and frontier countries and markets in the Asian region.

Matthews Asia Innovators Fund

Portfolio Manager Commentary  (unaudited)

Period ended June 30, 2017

For the first half of 2017, the Matthews Asia Innovators Fund returned 30.10% (Investor Class) and 30.28% (Institutional Class), outperforming its benchmark, the MSCI All Country Asia ex Japan Index, which returned 22.93% over the same period. For the quarter ending June 30, 2017, the Fund returned 13.57% (Investor Class) and 13.68% (Institutional Class) compared with the benchmark return of 8.40% over the same period.

Market Environment:

Asia’s equity markets generally showed strong performance during the second quarter despite rising geopolitical risks caused by North Korea’s nuclear ambitions and uncertainties stemming from the Trump administration’s unclear policies toward Asia and the rest of the world. North Asian markets performed particularly well during the quarter, mostly led by strong earnings momentum from the technology and consumer sectors. Asia’s markets comfortably digested the second rate hike from the U.S. Federal Reserve and the overall improvement in the global economy seems to have had a positive impact on the Asian economy.

Performance Contributors and Detractors:

The biggest contributor during the quarter was Hugel, a South Korea-based biopharmaceutical company that focuses on developing beauty-related products, including botulinum toxin (botox). Hugel’s main target markets are emerging economies. We added this holding to the portfolio after an onsite visit in March 2016. The share price was strong during the second quarter as a result of strong earnings growth, and on the back of news that Bain Capital had agreed to acquire a majority stake in the company in order to gain control. Hugel’s products are well positioned to benefit from rising disposable income in Asia as well as in other emerging countries elsewhere in the world. As discussed in our first quarter commentary, we have been increasing our exposure to China’s e-commerce sector and that has benefited Fund performance during the second quarter as both Alibaba and JD.com performed well.

Notable Changes to Portfolio:

During the quarter, the Fund added three A-share (mainland China) listed companies—Midea Group, Wuliangye Yibin and Shenzhen Inovance Technology. Midea, one of China’s major consumer appliance makers, recently acquired Kuka, a major German automation company. The automation market in China remains bright and we believe that Midea can play a major role in developing China’s automation industry. Wuliangye Yibin is a high-end liquor-maker that is innovative in its development of new products based on traditional Chinese spirits. Shenzhen Inovance Technology manufactures key automation-related components. We also added more exposure to banks that are well positioned to lead the Fintech sector in the region.

Outlook:

Asian equity markets have been performing well on the back of strong earnings growth stemming mainly from information technology, consumer and financial companies. We view any volatility as a good opportunity to accumulate high-quality, innovative companies that are well-positioned to benefit from rising disposable income in the region. We believe the Asian market is primed to benefit from innovation. We will continue to focus on companies that can create products and services that capture opportunities created by long-term trends in the region.

1	Prospectus expense ratios.
2	The lesser of fiscal year 2016 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

58	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2017
				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MATFX)	13.57%	30.10%	24.21%	7.76%	14.61%	6.85%	3.44%		12/27/99
Institutional Class (MITEX)	13.68%	30.28%	24.51%	7.97%	n.a.	n.a.	13.57%		4/30/13
MSCI AC Asia ex Japan Index[3]	8.40%	22.93%	27.06%	5.32%	8.27%	4.48%	6.40%	[4]
Lipper Pacific ex Japan Funds Category Average[5]	7.97%	22.02%	21.94%	4.36%	7.64%	4.15%	6.79%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 91 for index definition.

4	Calculated from 12/31/99.

5	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS[6]
	Sector	Country	% of Net Assets
Alibaba Group Holding, Ltd.	Information Technology	China/Hong Kong	4.5%
Tencent Holdings, Ltd.	Information Technology	China/Hong Kong	4.1%
Hugel, Inc.	Health Care	South Korea	3.9%
Taiwan Semiconductor Manufacturing Co., Ltd.	Information Technology	Taiwan	3.6%
Samsung Electronics Co., Ltd., Pfd.	Information Technology	South Korea	3.2%
Samsung Electronics Co., Ltd.	Information Technology	South Korea	3.2%
Jiangsu Hengrui Medicine Co., Ltd.	Health Care	China/Hong Kong	3.1%
NetEase, Inc.	Information Technology	China/Hong Kong	2.9%
Ping An Insurance Group Co. of China, Ltd.	Financials	China/Hong Kong	2.8%
Midea Group Co., Ltd.	Consumer Discretionary	China/Hong Kong	2.7%
% OF ASSETS IN TOP TEN			34.0%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

COUNTRY ALLOCATION (%)[7,8]
China/Hong Kong	41.4
South Korea	25.6
Taiwan	7.0
India	6.7
Indonesia	5.1
Vietnam	3.4
Thailand	3.3
Bangladesh	2.6
Philippines	2.6
Cash and Other Assets, Less Liabilities	2.3

SECTOR ALLOCATION (%)[8]
Information Technology	36.3
Financials	18.1
Consumer Discretionary	17.1
Health Care	13.1
Consumer Staples	10.4
Materials	1.4
Industrials	1.3
Cash and Other Assets, Less Liabilities	2.3

MARKET CAP EXPOSURE (%)[8]
Mega Cap (over $25B)	40.1
Large Cap ($10B–$25B)	22.0
Mid Cap ($3B–10B)	9.1
Small Cap (under $3B)	26.4
Cash and Other Assets, Less Liabilities	2.3

7	Not all countries are included in the benchmark index(es).

8	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA	59

Matthews Asia Innovators Fund

June 30, 2017

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 94.5%

	Shares	Value
CHINA/HONG KONG: 41.4%
Alibaba Group Holding, Ltd. ADR[b]	47,800	$6,735,020
Tencent Holdings, Ltd.	172,500	6,188,431
Jiangsu Hengrui Medicine Co., Ltd. A Shares	624,995	4,663,392
NetEase, Inc. ADR	14,300	4,299,009
Ping An Insurance Group Co. of China, Ltd. H Shares	637,500	4,199,467
Midea Group Co., Ltd. A Shares	646,338	4,102,916
TAL Education Group ADR	31,600	3,864,996
JD.com, Inc. ADR[b]	97,300	3,816,106
Ctrip.com International, Ltd. ADR[b]	67,900	3,657,094
Wuliangye Yibin Co., Ltd. A Shares	397,976	3,267,088
China Construction Bank Corp. H Shares	3,850,000	2,993,938
Baidu, Inc. ADR[b]	16,000	2,861,760
China Biologic Products, Inc.[b]	25,000	2,827,500
Sino Biopharmaceutical, Ltd.	3,075,000	2,718,988
Tongda Group Holdings, Ltd.	6,610,000	1,972,025
Shenzhen Inovance Technology Co., Ltd. A Shares	513,280	1,932,825
Wuxi Biologics Cayman, Inc.[b]	480,000	1,804,430

Total China/Hong Kong		61,904,985

SOUTH KOREA: 22.4%
Hugel, Inc.[b]	11,836	5,787,172
Samsung Electronics Co., Ltd.	2,277	4,742,585
Samsung SDI Co., Ltd.	25,760	3,867,182
Hana Financial Group, Inc.	96,420	3,807,867
KB Financial Group, Inc.	59,444	3,001,342
SK Hynix, Inc.	49,230	2,898,649
Naver Corp.	3,551	2,602,992
Hana Tour Service, Inc.	32,463	2,596,132
BGF Retail Co., Ltd.	25,400	2,244,041
LG Household & Health Care, Ltd.	2,211	1,921,145

Total South Korea		33,469,107

TAIWAN: 7.0%
Taiwan Semiconductor Manufacturing Co., Ltd.	782,000	5,342,791
Wistron NeWeb Corp.	940,000	2,797,044
Ennoconn Corp.	187,162	2,369,436

Total Taiwan		10,509,271

INDIA: 6.7%
IndusInd Bank, Ltd.	136,690	3,125,138
Info Edge India, Ltd.	171,922	2,749,350
Britannia Industries, Ltd.	35,934	2,051,288
Supreme Industries, Ltd.	106,077	2,013,100

Total India		9,938,876

INDONESIA: 5.1%
PT Bank Mandiri Persero	3,122,900	2,993,365
PT Media Nusantara Citra[b]	17,757,900	2,448,066
PT Sumber Alfaria Trijaya	50,808,100	2,172,997

Total Indonesia		7,614,428

	Shares	Value
VIETNAM: 3.4%
Mobile World Investment Corp.	707,470	$3,202,616
Domesco Medical Import Export JSC[b]	315,410	1,803,849

Total Vietnam		5,006,465

THAILAND: 3.3%
Kasikornbank Public Co., Ltd.	520,200	3,036,949
Major Cineplex Group Public Co., Ltd.	1,874,100	1,861,963

Total Thailand		4,898,912

BANGLADESH: 2.6%
BRAC Bank, Ltd.	3,876,131	3,893,015

Total Bangladesh		3,893,015

PHILIPPINES: 2.6%
Puregold Price Club, Inc.	2,569,600	2,268,642
San Miguel Pure Foods Co., Inc.	248,530	1,559,346

Total Philippines		3,827,988

TOTAL COMMON EQUITIES		141,063,047

(Cost $100,204,693)

PREFERRED EQUITIES: 3.2%
SOUTH KOREA: 3.2%
Samsung Electronics Co., Ltd., Pfd.	2,942	4,796,926

Total South Korea		4,796,926

TOTAL PREFERRED EQUITIES		4,796,926

(Cost $2,989,622)

TOTAL INVESTMENTS: 97.7%		145,859,973
(Cost $103,194,315c)

CASH AND OTHER ASSETS, LESS LIABILITIES: 2.3%		3,482,497

NET ASSETS: 100.0%		$149,342,470

a	Certain securities were fair valued under the valuation polices approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c	Cost for federal income tax purposes is $103,485,316 and net unrealized appreciation consists of:

Gross unrealized appreciation	$42,833,119
Gross unrealized depreciation	(458,462)

Net unrealized appreciation	$42,374,657

ADR	American Depositary Receipt

JSC	Joint Stock Co.

Pfd.	Preferred

See accompanying notes to financial statements.

60	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS
Andrew Mattock, CFA
Lead Manager
Henry Zhang, CFA	Winnie Chwang
Co-Manager	Co-Manager

FUND FACTS
	Investor	Institutional
Ticker	MCHFX	MICFX
CUSIP	577130701	577130818
Inception	2/19/98	10/29/10
NAV	$20.12	$20.10
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.18%	1.03%
Portfolio Statistics
Total # of Positions		47
Net Assets		$654.4 million
Weighted Average Market Cap		$116.0 billion
Portfolio Turnover[2]		83.82%
Benchmark
MSCI China Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in China. China includes its administrative and other districts, such as Hong Kong.

Matthews China Fund

Portfolio Manager Commentary  (unaudited)

Period ended June 30, 2017

For the first half of 2017, the Matthews China Fund returned 30.06% (Investor Class) and 30.18% (Institutional Class), outperforming its benchmark, the MSCI China Index, which returned 24.96% over the same period. For the quarter ending June 30, 2017, the Fund returned 12.28% (Investor Class) and 12.35% (Institutional Class) compared with the benchmark return of 10.66% over the same period.

Market Environment:

China’s second quarter GDP growth of 6.9% matched that of the first quarter of the year, and relieved concerns about China’s ability to realize its target GDP growth rate of 6.5% for the year. The market trends we saw in the first quarter appeared to continue, and China’s economic activity has continued to skew toward its newer economy sectors. While producer prices—a metric that tracks manufacturing activity—continued to decrease from the peak seen in the first quarter, other areas such as e-commerce, continued to register strong growth of more than 30% over the first five months of 2017. China has also continued efforts to deleverage its economy in the second quarter, and raised its borrowing rates for most of the second quarter. Elsewhere, high property prices in major Chinese cities continue to be of concern despite the restrictive policies already in place. Property prices in lower tier cities, however, remain priced at more reasonable levels. Equity valuations also continue to be reasonable given better-than-expected earnings growth thus far this year.

Performance Contributors and Detractors:

The Fund outperformed its benchmark during the quarter owing to good stock selection. The top three contributors to absolute performance were information technology holdings. Hangzhou Hikvision Digital Technology, a leader in the video surveillance industry, performed strongly during the quarter and was among the top contributors to performance. Investors were impressed by the firm’s new product offerings in smart home, industrial robots and auto electronics, on top of solid core business growth. We used the rally to trim some of our exposure as the stock became fully valued. Ping An Insurance Group, a financial conglomerate and China’s second-largest life insurer, was also a main contributor to Fund performance. The company is expected to maintain sustainable and quality growth as its efforts to push out long-term protection products and its success in consumer finance business start to bear fruit. While Tencent Holdings and Alibaba Group were also the top contributors to absolute Fund performance, they were relative detractors during the quarter as the two companies combined accounted for about 26% of the Index (versus 17.6% for the Fund).

Conversely, our holdings in the industrials sector performed poorly and were among the major detractors to Fund performance. China Everbright International, an environmental resource management conglomerate, corrected during the quarter as its rapid expansion has put a strain on cash flow.

Notable Changes to Portfolio:

During the second quarter, we exited our position in Chongqing Changan Automobile as we saw intensified competition among domestic auto brands and a lack of new models from its joint venture with Ford Motor. We initiated a position in Beijing Capital International Airport as we were attracted to its strong cash flow and the fact that it benefits from a new round of bidding for its duty free shop concession rights. We also added some positions to the materials, health care and

(continued)

1	Prospectus expense ratios.
2	The lesser of fiscal year 2016 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	61

PERFORMANCE AS OF JUNE 30, 2017
				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MCHFX)	12.28%	30.06%	40.32%	8.38%	7.19%	4.98%	9.80%		2/19/98
Institutional Class (MICFX)	12.35%	30.18%	40.57%	8.52%	7.35%	n.a.	2.30%		10/29/10
MSCI China Index[3]	10.66%	24.96%	32.34%	8.29%	9.20%	4.24%	4.26%	[4]
Lipper China Region Funds Category Average[5]	8.83%	21.85%	25.75%	6.93%	8.79%	3.47%	7.49%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 91 for index definition.

4	Calculated from 2/28/98.

5	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS[6]
	Sector	% of Net Assets
Tencent Holdings, Ltd.	Information Technology	10.9%
Alibaba Group Holding, Ltd.	Information Technology	6.7%
China Life Insurance Co., Ltd.	Financials	6.7%
Ping An Insurance Group Co. of China, Ltd.	Financials	5.0%
China Construction Bank Corp.	Financials	4.7%
Industrial & Commercial Bank of China, Ltd.	Financials	4.4%
China Merchants Bank Co., Ltd.	Financials	3.5%
Ctrip.com International, Ltd.	Consumer Discretionary	2.6%
SINA Corp.	Information Technology	2.4%
CITIC Securities Co., Ltd.	Financials	2.4%
% OF ASSETS IN TOP TEN		49.3%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

62	MATTHEWS ASIA FUNDS

Matthews China Fund

Portfolio Manager Commentary  (unaudited) (continued)

consumer discretionary sectors. One such company, Beijing Oriental Yuhong Waterproof Technology, is well-known among Chinese property developers for its quality waterproofing products and brand name, and has consistently gained market share. We exited Fuyao Glass and Brilliance China Automotive as both stocks rallied and were no longer attractively priced.

Outlook:

China’s ongoing transition toward service-oriented sectors continues to benefit a sustainably growing economy. We also note further progress on supply reforms and longer term, we anticipate that China’s so-called “One Belt, One Road” development strategy will ultimately increase China’s presence on the global stage. In late June, we were very encouraged by index provider MSCI’s long-awaited decision to include China’s domestic A-share stocks into its Emerging Markets Index after an evaluation period that took several years. This inclusion will initially be comprised of a list of 222 stocks, representing 0.73% of the MSCI Emerging Market Index and is projected to begin in June 2018. While this marks a relatively small and gradual rollout, the initial inclusion could spur about US$8 billion to US$10 billion in fund flows to China’s A-share markets. It also marks a historic first step toward further inclusion in the future. At Matthews Asia, we believe that this is positive news for China’s domestic equity markets and a testament to the country’s progress in opening up its financial markets. In the long run, we believe that China’s representation in global indices will continue to be enhanced and look forward to identifying good companies at reasonable valuations for our portfolios.

COUNTRY ALLOCATION (%)[7]
China/Hong Kong	98.9
Cash and Other Assets, Less Liabilities	1.1

SECTOR ALLOCATION (%)[7]
Information Technology	30.9
Financials	28.9
Consumer Discretionary	14.1
Energy	5.9
Industrials	4.1
Real Estate	3.8
Consumer Staples	3.8
Materials	3.5
Utilities	1.9
Telecommunication Services	1.5
Health Care	0.5
Cash and Other Assets, Less Liabilities	1.1

MARKET CAP EXPOSURE (%)[7]
Mega Cap (over $25B)	67.4
Large Cap ($10B–$25B)	6.7
Mid Cap ($3B–10B)	16.6
Small Cap (under $3B)	8.3
Liabilities in Excess of Cash and Other Assets	1.1

7	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA	63

Matthews China Fund

June 30, 2017

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 98.9%

	Shares	Value
INFORMATION TECHNOLOGY: 30.9%
Internet Software & Services: 24.9%
Tencent Holdings, Ltd.	1,988,800	$71,348,121
Alibaba Group Holding, Ltd. ADR[b]	312,200	43,988,980
SINA Corp.[b]	186,900	15,880,893
NetEase, Inc. ADR	38,610	11,607,324
Baidu, Inc. ADR[b]	58,100	10,391,766
Baozun, Inc. ADR[b]	384,541	8,525,274
Weibo Corp. ADR[b]	18,690	1,242,324

		162,984,682

Electronic Equipment, Instruments & Components: 2.6%
Hangzhou Hikvision Digital Technology Co., Ltd. A Shares	2,875,700	13,714,629
Chaozhou Three-Circle Group Co., Ltd. A Shares	1,018,638	3,153,501

		16,868,130

IT Services: 1.8%
Chinasoft International, Ltd.	21,998,000	11,654,166

Communications Equipment: 1.6%
ZTE Corp. H Shares[b]	4,565,400	10,889,594

Total Information Technology		202,396,572

FINANCIALS: 28.9%
Banks: 14.8%
China Construction Bank Corp. H Shares	39,068,660	30,381,601
Industrial & Commercial Bank of China, Ltd. H Shares	42,445,000	28,645,397
China Merchants Bank Co., Ltd. H Shares	7,659,643	23,081,428
Bank of China, Ltd. H Shares	29,420,000	14,426,594

		96,535,020

Insurance: 11.7%
China Life Insurance Co., Ltd. H Shares	14,236,000	43,506,027
Ping An Insurance Group Co. of China, Ltd. H Shares	5,010,500	33,006,163

		76,512,190

Capital Markets: 2.4%
CITIC Securities Co., Ltd. H Shares	7,626,000	15,771,942

Total Financials		188,819,152

CONSUMER DISCRETIONARY: 14.1%
Household Durables: 6.3%
Gree Electric Appliances, Inc. of Zhuhai A Shares	2,228,200	13,534,708
Midea Group Co., Ltd. A Shares	2,046,772	12,992,790
Zhejiang Supor Cookware Co., Ltd. A Shares	1,837,769	11,126,659
Suofeiya Home Collection Co., Ltd. A Shares	564,743	3,415,037

		41,069,194

Internet & Direct Marketing Retail: 4.4%
Ctrip.com International, Ltd. ADR[b]	318,600	17,159,796
JD.com, Inc. ADR[b]	304,979	11,961,276

		29,121,072

	Shares	Value
Auto Components: 3.4%
Nexteer Automotive Group, Ltd.	6,449,000	$10,102,726
Huayu Automotive Systems Co., Ltd. A Shares	1,925,450	6,885,202
Xinyi Glass Holdings, Ltd.	5,176,000	5,123,332

		22,111,260

Total Consumer Discretionary		92,301,526

ENERGY: 5.9%
Oil, Gas & Consumable Fuels: 5.9%
China Petroleum & Chemical Corp. H Shares	19,166,000	15,007,012
Yanzhou Coal Mining Co., Ltd. H Shares	16,188,000	14,511,277
China Shenhua Energy Co., Ltd. H Shares	4,129,000	9,186,503

Total Energy		38,704,792

INDUSTRIALS: 4.1%
Commercial Services & Supplies: 1.7%
China Everbright International, Ltd.	9,046,000	11,282,247

Construction & Engineering: 1.5%
China Railway Construction Corp., Ltd. H Shares	5,657,500	7,375,237
China State Construction International Holdings, Ltd.	1,380,000	2,361,303

		9,736,540

Transportation Infrastructure: 0.9%
Beijing Capital International Airport Co., Ltd. H Shares	3,998,000	5,631,019

Total Industrials		26,649,806

REAL ESTATE: 3.8%
Real Estate Management & Development: 3.8%
China Overseas Grand Oceans Group, Ltd.	20,951,000	11,186,819
China Resources Land, Ltd.	2,954,000	8,605,789
KWG Property Holding, Ltd.	7,640,500	5,118,135

Total Real Estate		24,910,743

CONSUMER STAPLES: 3.8%
Food Products: 2.1%
WH Group, Ltd.[c]	8,518,000	8,601,235
Angel Yeast Co., Ltd. A Shares	1,332,281	5,087,717

		13,688,952

Beverages: 1.7%
Wuliangye Yibin Co., Ltd. A Shares	884,949	7,269,811
Wuliangye Yibin Co., Ltd. A Shares	452,841	3,717,489

		10,987,300

Total Consumer Staples		24,676,252

MATERIALS: 3.5%
Construction Materials: 2.7%
China National Materials Co., Ltd. H Shares	37,937,000	12,676,724
Beijing Oriental Yuhong Waterproof Technology Co., Ltd. A Shares	968,912	5,301,747

		17,978,471

Metals & Mining: 0.8%
MMG, Ltd.[b]	14,056,000	5,184,752

Total Materials		23,163,223

64	MATTHEWS ASIA FUNDS

Matthews China Fund

June 30, 2017

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
UTILITIES: 1.9%
Water Utilities: 1.9%
Beijing Enterprises Water Group, Ltd.	15,746,000	$12,219,420

Total Utilities		12,219,420

TELECOMMUNICATION SERVICES: 1.5%
Diversified Telecommunication Services: 1.5%
China Unicom Hong Kong, Ltd.[b]	6,802,000	10,096,699

Total Telecommunication Services		10,096,699

HEALTH CARE: 0.5%
Pharmaceuticals: 0.5%
Dong-E-E-Jiao Co., Ltd. A Shares	312,583	3,314,321

Total Health Care		3,314,321

TOTAL INVESTMENTS: 98.9%		647,252,506
(COST $528,039,466d)

CASH AND OTHER ASSETS, LESS LIABILITIES : 1.1%		7,121,990

NET ASSETS: 100.0%		$654,374,496

a	Certain securities were fair valued under the valuation polices approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Directors. At June 30, 2017, the aggregate value is $8,601,235, which is 1.31% of net assets.

d	Cost for federal income tax purposes is $536,694,800 and net unrealized appreciation consists of:

Gross unrealized appreciation	$126,611,948
Gross unrealized depreciation	(16,054,242)

Net unrealized appreciation	$110,557,706

ADR	American Depositary Receipt

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	65

PORTFOLIO MANAGERS
Sunil Asnani
Lead Manager
Sharat Shroff, CFA
Co-Manager

FUND FACTS
	Investor	Institutional
Ticker	MINDX	MIDNX
CUSIP	577130859	577130768
Inception	10/31/05	10/29/10
NAV	$31.34	$31.52
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.12%	0.91%
Portfolio Statistics
Total # of Positions		52
Net Assets		$2.2 billion
Weighted Average Market Cap		$16.5 billion
Portfolio Turnover[2]		15.76%
Benchmark
S&P Bombay Stock Exchange 100 Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in publicly traded common stocks, preferred stocks and convertible securities of companies located in India.

Matthews India Fund

Portfolio Manager Commentary  (unaudited)

Period ended June 30, 2017

For the first half of 2017, the Matthews India Fund returned 22.18% (Investor Class) and 22.31% (Institutional Class) while its benchmark, the S&P Bombay Stock Exchange 100 Index, returned 24.55%. For the quarter ending June 30, 2017, the Fund returned 4.05% (Investor Class) and 4.13% (Institutional Class) compared with the benchmark return of 4.63% over the same period.

Market environment:

In the second quarter of the year, Indian equities continued to rally, led by strong performance in the financials and consumer staples sectors. Many state-owned banks reported better-than-expected earnings amid a moderation in loan loss provisions owing to the previous quarter’s low base. This could reverse as more provisions are made toward nonperforming assets. Consumer stocks rallied in anticipation of the Goods and Services Tax (GST) reforms. The positive sentiment also was fueled by the strength of Prime Minister Narendra Modi’s party in the elections in India’s largest state, Uttar Pradesh, last quarter. Other factors that helped sentiments included excess liquidity in formal channels following India’s demonetization program and U.S. Federal Reserve interest rate policy moves.

Performance Contributors and Detractors:

During the quarter, the portfolio’s higher allocation to the information and health care sectors could have detracted from returns. Stock-specific factors, however, helped to mitigate pressures in these industries in export markets such as the U.S. Shares of Cognizant Technology, for example, rallied after the firm agreed to undergo operational improvements suggested by U.S. hedge fund Elliott Management, which owns a stake in the company. Cognizant’s earnings results during the quarter also were positive, demonstrating its ability to sustain profitable growth amid sectoral headwinds.

The largest detractor to Fund performance during the quarter was industrials holding AIA Engineering, which provides chrome-based grinding media solutions for global utility and mining companies. The firm has been affected by both an increase in its raw material prices and an appreciating rupee, resulting in a compression of its gross margins. We believe AIA Engineering’s long-term growth drivers remain intact, however, and that the company should be able to pass on the cost increase for raw materials to its customers.

The portfolio’s lower allocation to the metals and energy sectors, and its higher allocation to consumer staples helped relative returns. Commodity prices have been in correction mode, while consumer staples companies have been recovering from a correction that was induced by last year’s fears of demonetization.

Notable Portfolio Changes:

We added two new positions during the quarter: Suzuki Motor and Pidilite Industries. Suzuki Motor is the parent of Maruti Suzuki, which claims half of the market share in India’s underpenetrated passenger-car segment and derives the majority of its earnings from the Indian subsidiary. Given the discrepancy in valuations of the two entities, we preferred to own the parent company rather than its Indian subsidiary. Pidilite is a high-quality branded adhesives and sealants company in an underpenetrated and growing market. We like that the firm has been undergoing a business transformation led by a professional management team as the family owners take a more hands-off approach.

(continued)

1	Prospectus expense ratios.
2	The lesser of fiscal year 2016 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

66	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2017
				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MINDX)	4.05%	22.18%	18.58%	13.61%	16.66%	7.92%	12.42%		10/31/05
Institutional Class (MIDNX)	4.13%	22.31%	18.85%	13.86%	16.87%	n.a.	6.84%		10/29/10
S&P Bombay Stock Exchange 100 Index[3]	4.63%	24.55%	23.73%	7.23%	11.53%	4.90%	10.90%	[4]
Lipper India Region Funds Category Average[5]	4.64%	25.65%	23.34%	9.61%	12.82%	3.57%	9.27%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3	It is not possible to invest directly in an index. Source: Index data from S&P BSE 100 Index and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 91 for index definition.

4	Calculated from 10/31/05.

5	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS[6]
	Sector	% of Net Assets
HDFC Bank, Ltd.	Financials	5.9%
ITC, Ltd.	Consumer Staples	5.2%
IndusInd Bank, Ltd.	Financials	4.9%
Kotak Mahindra Bank, Ltd.	Financials	4.6%
Eicher Motors, Ltd.	Industrials	4.1%
Suzuki Motor Corp.	Consumer Discretionary	4.1%
Cognizant Technology Solutions Corp.	Information Technology	4.0%
Taro Pharmaceutical Industries, Ltd.	Health Care	3.9%
Shriram City Union Finance, Ltd.	Financials	3.2%
VST Industries, Ltd.	Consumer Staples	3.0%
% OF ASSETS IN TOP TEN		42.9%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	67

COUNTRY ALLOCATION (%)[7]
India	86.6
Japan	4.1
United States	4.0
Israel	3.9
Cash and Other Assets Les Liabilities	1.4

SECTOR ALLOCATION (%)[7]
Financials	32.6
Consumer Staples	17.9
Information Technology	12.4
Industrials	11.9
Health Care	10.7
Consumer Discretionary	9.4
Materials	3.7
Cash and Other Assets, Less Liabilities	1.4

MARKET CAP EXPOSURE (%)[7]
Mega Cap (over $25B)	24.2
Large Cap ($10B–$25B)	16.7
Mid Cap ($3B–10B)	14.5
Small Cap (under $3B)	43.3
Cash and Other Assets, Less Liabilities	1.4

7	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews India Fund

Portfolio Manager Commentary  (unaudited) (continued)

Outlook:

India’s market valuations remain ahead of fundamentals even though the near-term outlook for corporate earnings do not appear any better than they did in the recent past. If anything, metals and commodities companies could report disappointing results as the impact of a correction in global material prices is baked into upcoming financial results. A destocking by channel partners, amid the changing taxation regime, also could keep reported earnings growth low in the short term. The investment climate is likely to remain subdued until there is greater clarity on the GST and its resulting impact on various segments of the economy. Core infrastructure and banking reforms also are running behind schedule. Despite all the challenges, we believe the central bank may need to take a more accommodative stance on its monetary policy in an environment of low inflationary expectations, decelerating industrial growth and high real interest rates. If it does, this could provide some support to valuations over the short run.

68	MATTHEWS ASIA FUNDS

Matthews India Fund

June 30, 2017

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 98.6%

	Shares	Value
FINANCIALS: 32.6%
Banks: 18.6%
HDFC Bank, Ltd.	4,345,349	$111,000,034
IndusInd Bank, Ltd.	4,625,934	105,762,553
Kotak Mahindra Bank, Ltd.	6,697,258	98,963,413
DCB Bank, Ltd.	12,139,846	37,281,976
Yes Bank, Ltd.	920,000	20,812,817
HDFC Bank, Ltd. ADR	206,922	17,996,006
IDFC Bank, Ltd.	13,650,467	11,541,250

		403,358,049

Consumer Finance: 7.3%
Shriram City Union Finance, Ltd.	1,873,192	69,085,321
Bharat Financial Inclusion, Ltd.[b]	4,499,665	50,144,026
Cholamandalam Investment and Finance Co., Ltd.	1,359,532	23,641,568
Sundaram Finance, Ltd.	588,318	14,622,226

		157,493,141

Thrifts & Mortgage Finance: 4.2%
Housing Development Finance Corp., Ltd.	2,458,810	61,406,368
GRUH Finance, Ltd.	4,266,010	29,378,503

		90,784,871

Capital Markets: 2.1%
CRISIL, Ltd.	1,515,723	45,597,504

Diversified Financial Services: 0.4%
IDFC, Ltd.[b]	11,350,467	9,690,561

Total Financials		706,924,126

CONSUMER STAPLES: 17.9%
Tobacco: 8.3%
ITC, Ltd.	22,771,965	113,915,333
VST Industries, Ltd.†	1,185,704	65,438,203

		179,353,536

Personal Products: 7.4%
Dabur India, Ltd.	11,252,176	50,828,663
Emami, Ltd.[b]	2,665,122	44,349,912
Bajaj Corp., Ltd.	6,199,447	36,558,215
Marico, Ltd.	6,222,328	30,239,280

		161,976,070

Food Products: 2.2%
Nestle India, Ltd.	244,636	25,492,064
Zydus Wellness, Ltd.	1,670,471	21,933,276

		47,425,340

Total Consumer Staples		388,754,946

INFORMATION TECHNOLOGY: 12.4%
IT Services: 10.0%
Cognizant Technology Solutions Corp. Class A	1,300,300	86,339,920
eClerx Services, Ltd.†	2,701,931	55,257,016
Mindtree, Ltd.	4,936,665	40,369,436
Tata Consultancy Services, Ltd.	950,000	34,699,683

		216,666,055

	Shares	Value
Internet Software & Services: 2.4%
Info Edge India, Ltd.	3,230,761	$51,665,838

Total Information Technology		268,331,893

INDUSTRIALS: 11.9%
Machinery: 8.9%
Eicher Motors, Ltd.[b]	214,500	89,660,288
AIA Engineering, Ltd.	2,933,837	63,331,391
Ashok Leyland, Ltd.[b]	15,856,152	23,004,957
Thermax, Ltd.	1,161,822	16,795,882

		192,792,518

Air Freight & Logistics: 1.3%
Blue Dart Express, Ltd.	380,973	27,748,751

Transportation Infrastructure: 0.9%
Gujarat Pipavav Port, Ltd.	8,578,564	19,811,420

Road & Rail: 0.8%
Container Corp. of India, Ltd.	1,002,568	17,761,098

Total Industrials		258,113,787

HEALTH CARE: 10.7%
Pharmaceuticals: 10.1%
Taro Pharmaceutical Industries, Ltd.[b]	759,400	85,098,364
Ajanta Pharma, Ltd.	2,426,230	57,964,847
Caplin Point Laboratories, Ltd.	3,028,687	25,886,886
Alembic Pharmaceuticals, Ltd.	2,640,862	20,664,945
Sun Pharma Advanced Research Co., Ltd.[b]	3,796,014	17,887,623
Sun Pharmaceutical Industries, Ltd.	1,352,917	11,622,794

		219,125,459

Health Care Equipment & Supplies: 0.6%
Poly Medicure, Ltd.	4,153,464	14,111,014

Total Health Care		233,236,473

CONSUMER DISCRETIONARY: 9.4%
Automobiles: 4.1%
Suzuki Motor Corp.	1,857,900	88,506,592

Textiles, Apparel & Luxury Goods: 2.8%
Page Industries, Ltd.	107,100	27,728,665
Titan Co., Ltd.[b]	3,178,691	25,777,115
Kewal Kiran Clothing, Ltd.	330,462	8,772,613

		62,278,393

Household Durables: 2.5%
Symphony, Ltd.	2,023,202	42,598,547
LA Opala RG, Ltd.	1,481,323	11,770,139

		54,368,686

Total Consumer Discretionary		205,153,671

MATERIALS: 3.7%
Chemicals: 3.7%
Supreme Industries, Ltd.	1,206,965	22,905,451
Pidilite Industries, Ltd.	1,800,000	22,443,961
Asian Paints, Ltd.	1,176,000	20,042,980
Castrol India, Ltd.	2,299,063	14,384,913

Total Materials		79,777,305

matthewsasia.com | 800.789.ASIA	69

Matthews India Fund

June 30, 2017

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

Value
TOTAL INVESTMENTS: 98.6%	$2,140,292,201
(Cost $1,599,844,472c)

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.4%	30,059,317

NET ASSETS: 100.0%	$2,170,351,518

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c	Cost for federal income tax purposes is $1,599,947,578 and net unrealized appreciation consists of:

Gross unrealized appreciation	$605,468,470
Gross unrealized depreciation	(65,123,847)

Net unrealized appreciation	$540,344,623

†	Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR	American Depositary Receipt

See accompanying notes to financial statements.

70	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS
Kenichi Amaki
Lead Manager
Taizo Ishida
Co-Manager

FUND FACTS
	Investor	Institutional
Ticker	MJFOX	MIJFX
CUSIP	577130800	577130792
Inception	12/31/98	10/29/10
NAV	$21.58	$21.62
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	0.98%	0.88%
Portfolio Statistics
Total # of Positions		61
Net Assets		$3.5 billion
Weighted Average Market Cap		$21.4 billion
Portfolio Turnover[2]		55.15%
Benchmark
MSCI Japan Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Japan.

Matthews Japan Fund*

Portfolio Manager Commentary  (unaudited)

Period ended June 30, 2017

For the first half of 2017, the Matthews Japan Fund returned 14.61% (Investor Class) and 14.63% (Institutional Class), outperforming its benchmark, the MSCI Japan Index, which returned 10.11% over the same period. For the quarter ending June 30, 2017, the Fund returned 6.73% (Investor Class) and 6.71% (Institutional Class) compared to the benchmark return of 5.23% over the same period.

Market Environment:

Japan’s equity markets advanced steadily during the second quarter, and ended the first half of the year with a healthy double-digit gain. Market participants seem to have shifted their focus toward improving corporate fundamentals rather than political headlines for the time being. On the currency front, the yen reversed the strengthening trend seen in the first quarter amid talk of a Federal Reserve balance sheet unwind, though it remains stronger than it was at the beginning of the year.

The Japanese economy has continued to expand at a modest pace. First quarter GDP growth figures were revised down to 1% from the preliminary reading of 2.2% but were largely due to a decline in inventories of oil and other raw materials. Business spending and exports have been robust in recent quarters while consumption also showed some improvement. Demand for labor remains strong with the job offer-to-applicant ratio reaching 1.49x in May, levels not seen since 1974. Unemployment has edged up but largely due to discouraged workers returning to the labor force and should bode well for job creation.

Performance Contributors and Detractors:

For both the second quarter and half-year period, stock selection was the source of the Fund’s relative outperformance versus its benchmark while sector allocation slightly detracted. During the second quarter, the consumer discretionary sector was the leading source of outperformance. Our decision to avoid mega-cap auto producers with large exposure to the saturated U.S. auto market has worked in our favor. Additionally, our holding Suzuki Motor performed well on the back of growth of its India business and margin improvements outside of India. Misumi Group, a manufacturer and distributor of machinery and factory automation components, was the single-largest contributor to returns. The stock performed well on the back of particularly robust monthly sales figures, aided by strong domestic demand and expansion overseas.

On the other hand, Mabuchi Motor, which makes micro-size motors for the auto industry, was the leading detractor. Mabuchi performed poorly due to concerns that its revenue and profits may decline this year due to weak auto-related motor sales. Automobiles account for roughly 70% of Mabuchi’s revenue. We believe such concern is slightly short-sighted, however, as the number of motors per car is expected to continue growing along with electrification. Mabuchi also is expanding its product lineup into slightly larger and higher priced motors and is taking market share from existing players.

Notable Portfolio Changes:

During the quarter we added staffing and recruiting company Temp Holdings (renamed Persol Holdings as of July 2017). We believe Japan’s labor market tightening is structural, with demand driven by service sectors jobs while supply remains constrained due to an aging population. Demand for staffing is growing at

(continued)

*	The Matthews Japan Fund closed to most new investors effective after market closing on July 29, 2016, but will continue to accept investments from existing shareholders.

1	Prospectus expense ratios.
2	The lesser of fiscal year 2016 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	71

PERFORMANCE AS OF JUNE 30, 2017
				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MJFOX)	6.73%	14.61%	8.27%	9.56%	13.74%	4.54%	6.19%		12/31/98
Institutional Class (MIJFX)	6.71%	14.63%	8.38%	9.68%	13.88%	n.a.	11.21%		10/29/10
MSCI Japan Index[3]	5.23%	10.11%	19.58%	5.87%	9.86%	1.42%	3.37%	[4]
Lipper Japanese Funds Category Average[5]	6.14%	12.16%	20.37%	7.73%	11.47%	3.11%	4.66%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 91 for index definitions.

4	Calculated from 12/31/98.

5	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS[6]
	Sector	% of Net Assets
Mitsubishi UFJ Financial Group, Inc.	Financials	3.6%
Suzuki Motor Corp.	Consumer Discretionary	3.0%
Murata Manufacturing Co., Ltd.	Information Technology	2.7%
Nitori Holdings Co., Ltd.	Consumer Discretionary	2.5%
Keyence Corp.	Information Technology	2.5%
Nidec Corp.	Industrials	2.5%
Sumitomo Mitsui Financial Group, Inc.	Financials	2.3%
SoftBank Group Corp.	Telecommunication Services	2.2%
MISUMI Group, Inc.	Industrials	2.1%
Ryohin Keikaku Co., Ltd.	Consumer Discretionary	2.1%
% OF ASSETS IN TOP TEN		25.5%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

72	MATTHEWS ASIA FUNDS

Matthews Japan Fund

Portfolio Manager Commentary  (unaudited) (continued)

close to double-digit rates as companies seek to fulfill their labor needs. We also added human resource solution and marketing media company Recruit Holdings. Indeed, the U.S. based online job search engine is the crown jewel in Recruit’s business portfolio. Indeed is aggressively expanding its footprint outside of the U.S., supported by Recruit’s know-how in marketing and training. We also believe Recruit’s capability to provide productivity enhancing technology solutions to business customers in Japan will become even more valuable as the labor shortage continues.

To fund these new positions, we exited railway operator Kyushu Railway and financial services firm Financial Products Group. We had subscribed to Kyushu Railway’s IPO as the offer price was at a sizeable discount to other listed railway operators. With share price appreciation, the valuation gap with peers had closed and therefore we decided to exit the stock. With regards to Financial Products Group, we were a bit disappointed by slowing sales growth for its mainstay tax planning product in what seems to be a favorable business environment. The company seems to be taking a conservative approach as growth had been very robust in recent years. Additionally, tax authorities are starting to clamp down on tax loopholes, which may affect a portion of their business.

Outlook:

Prime Minister Shinzo Abe’s approval ratings have declined sharply following much-reported turmoil amid allegations of cronyism. As a result, the Liberal Democratic Party was routed in the Tokyo Metropolitan Government elections, ceding seats to the new regional Tomin First Party. We don’t believe this is an immediate threat to Abe’s administration due to the lack of a credible opponent at the national level. But Abe will likely be desperate to score points on the economic front, including the possibility of an expanded fiscal spending package. If implemented, it should bode well for domestic demand and the inflation outlook. We are wary, however, of the political situation around Abe and his administration. If Abe were to be forced out of office, the resulting uncertainty may negatively affect corporate sentiment and equity valuations over the short term. We retain an optimistic view of Japanese equities as valuations remain among the most inexpensive in developed markets despite solid corporate earnings growth combined with the potential for further improvements in shareholder returns.

COUNTRY ALLOCATION (%)[7]
Japan	97.6
Cash and Other Assets, Less Liabilities	2.4

SECTOR ALLOCATION (%)[7]
Industrials	24.8
Consumer Discretionary	18.0
Financials	12.1
Consumer Staples	11.2
Information Technology	10.4
Health Care	9.9
Materials	5.7
Real Estate	3.3
Telecommunication Services	2.2
Cash and Other Assets, Less Liabilities	2.4

MARKET CAP EXPOSURE (%)[7]
Mega Cap (over $25B)	32.0
Large Cap ($10B–$25B)	19.4
Mid Cap ($3B–10B)	20.0
Small Cap (under $3B)	26.1
Cash and Other Assets, Less Liabilities	2.4

7	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA	73

Matthews Japan Fund

June 30, 2017

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 97.6%

	Shares	Value
INDUSTRIALS: 24.8%
Professional Services: 6.8%
TechnoPro Holdings, Inc.†	1,755,600	$70,665,994
Nihon M&A Center, Inc.	1,622,600	59,394,335
Temp Holdings Co., Ltd.	2,777,100	52,176,698
Recruit Holdings Co., Ltd.	3,006,900	51,748,400

		233,985,427

Machinery: 5.5%
SMC Corp.	230,900	70,584,354
Komatsu, Ltd.	2,413,000	61,935,553
Harmonic Drive Systems, Inc.	1,685,300	58,467,029

		190,986,936

Electrical Equipment: 4.4%
Nidec Corp.	833,400	85,623,520
Mabuchi Motor Co., Ltd.	1,300,300	64,992,726

		150,616,246

Trading Companies & Distributors: 4.2%
MISUMI Group, Inc.	3,229,700	74,023,575
Mitsui & Co., Ltd.	5,054,600	72,360,830

		146,384,405

Building Products: 2.8%
Daikin Industries, Ltd.	607,900	62,365,710
Aica Kogyo Co., Ltd.	1,169,300	35,704,935

		98,070,645

Construction & Engineering: 0.9%
Totetsu Kogyo Co., Ltd.	997,600	30,549,943

Road & Rail: 0.2%
Trancom Co., Ltd.	164,400	8,034,008

Total Industrials		858,627,610

CONSUMER DISCRETIONARY: 18.0%
Automobiles: 4.1%
Suzuki Motor Corp.	2,155,900	102,702,708
Subaru Corp.	1,166,900	39,567,314

		142,270,022

Specialty Retail: 3.7%
Nitori Holdings Co., Ltd.	649,800	86,984,347
JINS, Inc.	761,500	42,424,677

		129,409,024

Auto Components: 3.5%
NGK Spark Plug Co., Ltd.	2,066,000	44,254,782
Nifco, Inc.	786,000	42,275,086
Nippon Seiki Co., Ltd.	1,660,000	33,466,250

		119,996,118

Multiline Retail: 2.1%
Ryohin Keikaku Co., Ltd.	289,300	72,406,222

Internet & Direct Marketing Retail: 1.6%
Start Today Co., Ltd.	2,251,300	55,482,594

Media: 1.0%
LIFULL Co., Ltd.	4,069,900	35,765,132

	Shares	Value
Distributors: 1.0%
Doshisha Co., Ltd.	1,854,800	$35,322,529

Hotels, Restaurants & Leisure: 1.0%
Kyoritsu Maintenance Co., Ltd.	1,158,500	33,741,748

Total Consumer Discretionary		624,393,389

FINANCIALS: 12.1%
Banks: 6.8%
Mitsubishi UFJ Financial Group, Inc.	18,369,700	123,904,517
Sumitomo Mitsui Financial Group, Inc.	2,025,300	79,076,754
Seven Bank, Ltd.	9,537,500	34,196,291

		237,177,562

Insurance: 3.8%
Tokio Marine Holdings, Inc.	1,670,400	69,510,812
Dai-ichi Life Holdings, Inc.	3,414,400	61,976,191

		131,487,003

Diversified Financial Services: 1.5%
ORIX Corp.	3,209,500	49,939,372

Total Financials		418,603,937

CONSUMER STAPLES: 11.2%
Food & Staples Retailing: 3.4%
Seven & I Holdings Co., Ltd.	1,656,600	68,358,680
San-A Co., Ltd.	1,131,900	50,066,289

		118,424,969

Food Products: 2.6%
Ezaki Glico Co., Ltd.	956,300	51,490,343
Ariake Japan Co., Ltd.	535,100	37,289,264

		88,779,607

Personal Products: 1.9%
Kao Corp.	1,129,100	67,134,415

Tobacco: 1.8%
Japan Tobacco, Inc.	1,769,700	62,201,603

Household Products: 1.5%
Pigeon Corp.	1,404,600	51,064,683

Total Consumer Staples		387,605,277

INFORMATION TECHNOLOGY: 10.4%
Electronic Equipment, Instruments & Components: 6.7%
Murata Manufacturing Co., Ltd.	619,800	94,622,409
Keyence Corp.	197,000	86,724,889
Horiba, Ltd.	843,600	51,459,260

		232,806,558

Software: 1.7%
Oracle Corp. Japan	912,800	59,375,555

Internet Software & Services: 1.4%
Infomart Corp.	6,408,700	48,763,044

Semiconductors & Semiconductor Equipment: 0.6%
Lasertec Corp.	1,453,700	20,248,574

Total Information Technology		361,193,731

74	MATTHEWS ASIA FUNDS

Matthews Japan Fund

June 30, 2017

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
HEALTH CARE: 9.9%
Health Care Equipment & Supplies: 7.2%
Hoya Corp.	1,345,400	$70,043,371
Asahi Intecc Co., Ltd.	1,485,700	67,605,491
Sysmex Corp.	1,058,600	63,361,147
CYBERDYNE, Inc.[b]	2,719,000	36,232,086
Daiken Medical Co., Ltd.†	1,660,000	11,863,532

		249,105,627

Health Care Technology: 1.6%
M3, Inc.	1,981,400	54,659,658

Biotechnology: 0.6%
PeptiDream, Inc.[b]	724,600	22,939,389

Health Care Providers & Services: 0.5%
Japan Lifeline Co., Ltd.	423,700	17,921,350

Total Health Care		344,626,024

MATERIALS: 5.7%
Chemicals: 5.7%
Shin-Etsu Chemical Co., Ltd.	769,900	70,070,816
Nitto Denko Corp.	743,800	61,424,001
W-Scope Corp.†	2,315,300	40,670,604
Fuso Chemical Co., Ltd.	792,800	25,799,376

Total Materials		197,964,797

REAL ESTATE: 3.3%
Real Estate Management & Development: 3.3%
Relo Group, Inc.	3,661,400	71,283,888
Mitsui Fudosan Co., Ltd.	1,866,500	44,718,555

Total Real Estate		116,002,443

TELECOMMUNICATION SERVICES: 2.2%
Wireless Telecommunication Services: 2.2%
SoftBank Group Corp.	957,600	77,843,443

Total Telecommunication Services		77,843,443

TOTAL INVESTMENTS: 97.6%		3,386,860,651
(Cost $2,906,660,943c)

CASH AND OTHER ASSETS, LESS LIABILITIES: 2.4%		83,058,473

NET ASSETS: 100.0%		$3,469,919,124

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c	Cost for federal income tax purposes is $2,909,138,488 and net unrealized appreciation consists of:

Gross unrealized appreciation	$531,716,703
Gross unrealized depreciation	(53,994,540)

Net unrealized appreciation	$477,722,163

†	Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	75

PORTFOLIO MANAGERS
Michael J. Oh, CFA
Lead Manager
Michael B. Han, CFA
Co-Manager

FUND FACTS
	Investor	Institutional
Ticker	MAKOX	MIKOX
CUSIP	577130305	577130826
Inception	1/3/95	10/29/10
NAV	$6.66	$6.70
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.15%	0.97%
Portfolio Statistics
Total # of Positions		45
Net Assets		$201.7 million
Weighted Average Market Cap		$60.8 billion
Portfolio Turnover[2]		34.73%
Benchmark
Korea Composite Stock Price Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in South Korea.

Matthews Korea Fund

Portfolio Manager Commentary  (unaudited)

Period ended June 30, 2017

For the first half of 2017, the Matthews Korea Fund returned 26.86% (Investor Class) and 27.14% (Institutional Class), outperforming its benchmark, the Korea Composite Stock Price Index, which returned 24.66% over the same period. For the quarter ending June 30, 2017, the Fund returned 9.00% (Investor Class) and 9.12% (Institutional Class) compared with the benchmark return of 8.22% over the same period.

Market Environment:

During the first half of the year, the Korean market performed strongly thanks in part to a snap election that ended the recent political vacuum that followed the impeachment of the previous president. President Moon Jae-In won the election by a wide margin and was inaugurated a day after election without the traditional transition period. Given that this was his second bid for the presidency, we believe he seems well-prepared for the position. He showed his commitment for reform and change by appointing impressive figures for key cabinet positions. For example, he appointed a minority shareholder activist as a head of the country’s Fair Trade Commission. The Korean public showed strong support for such moves through record high approval ratings that were well above 70%. We are optimistic that President Moon has strong political power to initiate reforms that we believe will benefit the Korean economy.

Performance Contributors and Detractors:

During the first six months, the top contributors were Samsung Electronics, SK Hnynix and Modetour Network. Both Samsung Electronics and SK Hynix performed strongly as they are leaders in the memory semiconductor industry and benefited from an improving market position amid industry consolidation against robust demand. Modetour Network, an outbound tour operator, performed strongly as the leisure industry, especially outbound travel, continues to be strong.

Major detractors to the performance were Amorepacific Corp., Dong-A ST Co., and KEPCO Plant Service & Engineering Co., Ltd. Amorepacific, a leading cosmetics brand with sizable revenues coming from Chinese consumers, suffered from the recent diplomatic conflict with China on the deployment of a missile defense system. Dong-A ST, a pharmaceutical company, and KEPCO Plant Service & Engineering both suffered from weak earnings. In the first quarter, we swapped our preferred shares of Amorepacific Corp. with those of AMOREPACIFIC Group as we saw better opportunities with its holding company.

Notable Changes to Portfolio:

During the quarter, we initiated a position in Woori Bank, a major commercial bank. The company had been under government receivership for over a decade following the Asian Financial Crisis but was recently privatized. We found the valuations attractive while the new management may be more profit-oriented than the previous management. We exited positions in Silicon Works, a chip designer, and Daesang, a major food company, as both are undergoing restructuring, which often can take longer than anticipated.

Outlook:

President Moon seems to have secured solid political support from the public with his strong reform drive to boost transparency and improve overall governance. We believe that his reform measures benefit minority investors in South Korea. While the Moon administration is facing a difficult geopolitical environment, mostly

(continued)

1	Prospectus expense ratios.
2	The lesser of fiscal year 2016 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

76	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2017
				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MAKOX)	9.00%	26.86%	19.23%	8.84%	12.30%	5.57%	6.68%		1/3/95
Institutional Class (MIKOX)	9.12%	27.14%	19.31%	9.03%	12.42%	n.a.	10.12%		10/29/10
Korea Composite Stock Price Index[3]	8.22%	24.66%	24.48%	3.51%	6.72%	2.52%	3.67%	[4]
Lipper Pacific ex Japan Funds Category Average[5]	7.97%	22.02%	21.94%	4.36%	7.64%	4.15%	6.53%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3	Korea Composite Stock Price Index performance data may be readjusted periodically by the Korea Exchange due to certain factors, including the declaration of dividends. It is not possible to invest directly in an index. Source: Index data from Korea Composite Stock Price Index and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 91 for index definition.

4	Calculated from 1/3/95.

5	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS[6]
	Sector	% of Net Assets
Samsung Electronics Co., Ltd., Pfd.	Information Technology	8.2%
Samsung Electronics Co., Ltd.	Information Technology	8.2%
SK Hynix, Inc.	Information Technology	4.5%
Hana Financial Group, Inc.	Financials	3.8%
KB Financial Group, Inc.	Financials	3.7%
Shinhan Financial Group Co., Ltd.	Financials	3.4%
Modetour Network, Inc.	Consumer Discretionary	3.2%
Naver Corp.	Information Technology	3.2%
LG Household & Health Care, Ltd., Pfd.	Consumer Staples	3.1%
Hyundai Motor Co., Ltd., 2nd Pfd.	Consumer Discretionary	3.0%
% OF ASSETS IN TOP TEN		44.3%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	77

COUNTRY ALLOCATION (%)[7]
South Korea	98.5
Cash and Other Assets, Less Liabilities	1.5

SECTOR ALLOCATION (%)[7]
Information Technology	28.1
Financials	21.2
Consumer Discretionary	19.0
Consumer Staples	9.6
Materials	6.0
Health Care	5.5
Telecommunication Services	3.8
Energy	3.7
Industrials	1.6
Cash and Other Assets, Less Liabilities	1.5

MARKET CAP EXPOSURE (%)[7]
Mega Cap (over $25B)	23.8
Large Cap ($10B–$25B)	36.9
Mid Cap ($3B–10B)	17.0
Small Cap (under $3B)	20.8
Cash and Other Assets, Less Liabilities	1.5

7	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

Matthews Korea Fund

Portfolio Manager Commentary  (unaudited) (continued)

stemming from North Korea’s continuing nuclear and long-range missile development, the administration’s pragmatic approach to pursuing dialogue might provide an alternative approach to previous administrations.

Consumer sentiment, after dropping significantly at the height of massive protest in November 2016, has significantly improved. The composite consumer sentiment index hit a multiyear high in June. Despite geopolitical uncertainty, a strong reform drive coupled with consumer optimism, we believe that Korea’s economic outlook in the near term remains bright.

78	MATTHEWS ASIA FUNDS

Matthews Korea Fund

June 30, 2017

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: SOUTH KOREA: 76.6%

	Shares	Value
INFORMATION TECHNOLOGY: 19.3%
Technology Hardware, Storage & Peripherals: 8.2%
Samsung Electronics Co., Ltd.	7,921	$16,498,032

Semiconductors & Semiconductor Equipment: 5.4%
SK Hynix, Inc.	153,358	9,029,676
Koh Young Technology, Inc.	35,261	1,849,461

		10,879,137

Internet Software & Services: 3.1%
Naver Corp.	8,678	6,361,241

Electronic Equipment, Instruments & Components: 2.6%
Samsung SDI Co., Ltd.	34,435	5,169,503

Total Information Technology		38,907,913

FINANCIALS: 18.7%
Banks: 13.2%
Hana Financial Group, Inc.	193,005	7,622,252
KB Financial Group, Inc.	148,355	7,490,480
Shinhan Financial Group Co., Ltd.	158,869	6,854,432
Woori Bank	199,948	3,220,940
DGB Financial Group, Inc.	147,735	1,523,102

		26,711,206

Capital Markets: 3.6%
Kiwoom Securities Co., Ltd.	51,053	4,164,002
Shinyoung Securities Co., Ltd.	63,434	3,049,312

		7,213,314

Insurance: 1.9%
Dongbu Insurance Co., Ltd.	65,165	3,872,624

Total Financials		37,797,144

CONSUMER DISCRETIONARY: 16.0%
Auto Components: 5.2%
Hyundai Mobis Co., Ltd.	26,986	5,899,459
Hankook Tire Co., Ltd.	81,800	4,546,986

		10,446,445

Hotels, Restaurants & Leisure: 5.1%
Modetour Network, Inc.	234,114	6,476,181
Kangwon Land, Inc.	128,193	3,906,360

		10,382,541

Specialty Retail: 1.7%
LOTTE Himart Co., Ltd.	55,183	3,366,493

Media: 1.2%
Innocean Worldwide, Inc.	44,713	2,495,566

Automobiles: 1.1%
Kia Motors Corp.	65,541	2,188,786

Household Durables: 1.0%
Cuckoo Electronics Co., Ltd.	15,695	1,988,388

Multiline Retail: 0.7%
Hyundai Department Store Co., Ltd.	15,163	1,464,585

Total Consumer Discretionary		32,332,804

	Shares	Value
HEALTH CARE: 5.5%
Biotechnology: 2.9%
Hugel, Inc.[b]	11,909	$5,822,865

Pharmaceuticals: 2.6%
Yuhan Corp.	14,793	3,180,292
DongKook Pharmaceutical Co., Ltd.	28,602	1,579,006
Dong-A ST Co., Ltd.	6,065	488,690

		5,247,988

Total Health Care		11,070,853

CONSUMER STAPLES: 5.1%
Food & Staples Retailing: 2.8%
BGF Retail Co., Ltd.	48,425	4,278,256
Hyundai Greenfood Co., Ltd.	87,793	1,358,014

		5,636,270

Food Products: 2.3%
Orion Corp.[c]	6,707	4,669,124

Total Consumer Staples		10,305,394

MATERIALS: 4.1%
Metals & Mining: 4.1%
POSCO	22,860	5,726,249
Korea Zinc Co., Ltd.	6,362	2,535,165

Total Materials		8,261,414

TELECOMMUNICATION SERVICES: 3.9%
Wireless Telecommunication Services: 2.1%
SK Telecom Co., Ltd. ADR	159,000	4,081,530

Diversified Telecommunication Services: 1.8%
KT Corp. ADR	220,400	3,667,456

Total Telecommunication Services		7,748,986

ENERGY: 2.4%
Oil, Gas & Consumable Fuels: 2.4%
SK Innovation Co., Ltd.	24,541	3,398,840
S-Oil Corp.	18,205	1,508,329

Total Energy		4,907,169

INDUSTRIALS: 1.6%
Aerospace & Defense: 1.0%
LIG Nex1 Co., Ltd.	29,375	1,900,374

Commercial Services & Supplies: 0.6%
KEPCO Plant Service & Engineering Co., Ltd.	33,138	1,279,230

Total Industrials		3,179,604

TOTAL COMMON EQUITIES		154,511,281

(Cost $97,348,176)

PREFERRED EQUITIES: SOUTH KOREA: 21.9%
INFORMATION TECHNOLOGY: 8.8%
Technology Hardware, Storage & Peripherals: 8.2%
Samsung Electronics Co., Ltd., Pfd.	10,149	16,547,926

matthewsasia.com | 800.789.ASIA	79

Matthews Korea Fund

June 30, 2017

Schedule of Investmentsa (unaudited) (continued)

PREFERRED EQUITIES: SOUTH KOREA (continued)

	Shares	Value
Electronic Equipment, Instruments & Components: 0.6%
Samsung SDI Co., Ltd., Pfd.	17,470	$1,260,580

Total Information Technology		17,808,506

CONSUMER STAPLES: 4.5%
Personal Products: 4.5%
LG Household & Health Care, Ltd., Pfd.	11,638	6,316,012
AMOREPACIFIC Group, Pfd.	51,316	2,783,403

Total Consumer Staples		9,099,415

CONSUMER DISCRETIONARY: 3.0%
Automobiles: 3.0%
Hyundai Motor Co., Ltd., 2nd Pfd.	59,135	6,021,213

Total Consumer Discretionary		6,021,213

FINANCIALS: 2.4%
Insurance: 2.4%
Samsung Fire & Marine Insurance Co., Ltd., Pfd.	28,572	4,869,589

Total Financials		4,869,589

MATERIALS: 1.9%
Chemicals: 1.9%
LG Chem, Ltd., Pfd.	22,073	3,897,505

Total Materials		3,897,505

ENERGY: 1.3%
Oil, Gas & Consumable Fuels: 1.3%
S-Oil Corp., Pfd.	38,278	2,575,632

Total Energy		2,575,632

TOTAL PREFERRED EQUITIES		44,271,860

(Cost $25,465,257)

TOTAL INVESTMENTS: 98.5%		198,783,141
(Cost $122,813,433d)

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.5%		2,941,263

NET ASSETS: 100.0%		$201,724,404

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c	Illiquid security, trading was halted at June 30, 2017.

d	Cost for federal income tax purposes is $123,935,393 and net unrealized appreciation consists of:

Gross unrealized appreciation	$77,237,322
Gross unrealized depreciation	(2,389,574)

Net unrealized appreciation	$74,847,748

ADR	American Depositary Receipt

Pfd.	Preferred

See accompanying notes to financial statements.

80	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS
Lydia So, CFA
Lead Manager
Kenichi Amaki	Beini Zhou, CFA
Co-Manager	Co-Manager

FUND FACTS
	Investor	Institutional
Ticker	MSMLX	MISMX
CUSIP	577125206	577125867
Inception	9/15/08	4/30/13
NAV	$21.81	$21.82
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.49%	1.34%
After Fee Waiver and Reimbursement[2]	1.47%	1.25%
Portfolio Statistics
Total # of Positions		81
Net Assets		$399.9 million
Weighted Average Market Cap		$1.1 billion
Portfolio Turnover[3]		44.44%
Benchmark
MSCI AC Asia ex Japan Small Cap Index
Redemption Fee
2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of Small Companies located in Asia ex Japan, which consists of all countries and markets in Asia excluding Japan, but including all other developed, emerging and frontier countries and markets in the Asian region.

Matthews Asia Small Companies Fund

Portfolio Manager Commentary  (unaudited)

Period ended June 30, 2017

For the first half of 2017, the Matthews Asia Small Companies Fund returned 14.49% (Investor Class) and 14.66% (Institutional Class) while its benchmark, the MSCI All Country Asia ex Japan Small Cap Index, returned 16.25% over the same period. For the quarter ending June 30, 2017, the Fund returned 3.66% (Investor Class) and 3.71% (Institutional Class) compared with the benchmark return of 3.06% over the same period.

Market Environment:

Asian equity markets continued to perform well in the second quarter after an exceptionally strong first quarter. Large-cap stocks performed better than their small-cap counterparts by a wide margin due to strong earnings by some high-profile companies, most notably in the technology sector. Compared with the preceding quarter, investors seemed to have focused more on earnings and fundamentals than sentiment around U.S. President Donald Trump’s policy agenda.

Corporate earnings in China continued to stabilize and improve. Reforms in India have gradually taken place, meanwhile, with a generally positive market reaction. However, implementation issues surrounding India’s Goods and Services Tax reforms, set to take place late this summer, have caused some anxiety in the marketplace. Lastly, the U.S. Federal Reserve raised interest rates by 25 basis points (0.25%) in June, which was in line with market sentiment.

Performance Contributors and Detractors:

Holdings in China/Hong Kong, Malaysia and the Philippines contributed positively to performance while some holdings in South Korea, Taiwan and Singapore suffered in the second quarter. GD Express Carrier, a courier service provider in Malaysia, was among the top performers during the quarter due to keen investor interest in the company’s growth prospects, which are linked to the domestic e-commerce market. Melco International Development, a Macau-centric gaming company, also performed strongly thanks to solid business momentum and a willingness to improve capital allocation.

By sector, absolute performance was driven by holdings in materials, information technology and financials, which performed strongly during the quarter. Our holding in TCC International, a cement producer based in Southern China, was a top contributor to Fund performance following a privatization offer at a substantial premium by its Taiwan-based parent company.

During the quarter, some holdings did not perform as well as we had hoped. For example, IMAX China, a manufacturer and operator of cinema screens, experienced de-rating pressures due to lackluster box office results in China over the first half of this year.

Notable Portfolio Changes:

We took profits on highfliers, such as GD Express, whose valuations we believe had become too rich. We exited Malaysia’s GD Express and Chinese materials firm TCC International, both due to unfavorable risk-reward profiles. We also exited some long-term holdings such as Hy-lok in South Korea and CRISIL in India over concerns relating to moderated growth outlooks due to unfavorable industry dynamics that may be out of management’s influence or control.

(continued)

1	Prospectus expense ratios.
2	Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.25% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 1.25% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 1.25%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2018 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.
3	The lesser of fiscal year 2016 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	81

PERFORMANCE AS OF JUNE 30, 2017
				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	Since Inception		Inception Date
Investor Class (MSMLX)	3.66%	14.49%	13.60%	0.68%	7.31%	11.62%		9/15/08
Institutional Class (MISMX)	3.71%	14.66%	13.89%	0.93%	n.a.	3.39%		4/30/13
MSCI AC Asia ex Japan Small Cap Index[4]	3.06%	16.25%	15.92%	1.34%	6.86%	8.14%	[5]
Lipper Pacific ex Japan Funds Category Average[6]	7.97%	22.02%	21.94%	4.36%	7.64%	9.10%	[7]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

4	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 91 for index definition.

5	Calculated from 9/15/08.

6	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

7	Calculated from 9/30/08.

TOP TEN HOLDINGS[8]
	Sector	Country	% of Net Assets
GRUH Finance, Ltd.	Financials	India	2.0%
Concepcion Industrial Corp.	Industrials	Philippines	1.9%
Clear Media, Ltd.	Consumer Discretionary	China/Hong Kong	1.8%
Value Partners Group, Ltd.	Financials	China/Hong Kong	1.8%
Unisem M BHD	Information Technology	Malaysia	1.8%
Vitasoy International Holdings, Ltd.	Consumer Staples	China/Hong Kong	1.7%
Silergy Corp.	Information Technology	China/Hong Kong	1.7%
Bursa Malaysia BHD	Financials	Malaysia	1.7%
SITC International Holdings Co., Ltd.	Industrials	China/Hong Kong	1.6%
Q Technology Group Co., Ltd.	Consumer Discretionary	China/Hong Kong	1.6%
% OF ASSETS IN TOP TEN			17.6%

8	Holdings may combine more than one security from same issuer and related depositary receipts.

82	MATTHEWS ASIA FUNDS

Matthews Asia Small Companies Fund

Portfolio Manager Commentary  (unaudited) (continued)

We have become more constructive on certain sub-segments within the information technology sector. During the quarter we initiated new positions in Douzone Bizon Co., Ltd., a South Korean enterprise software company and Advanced Ceramic X, a Taiwanese radio frequency component manufacturer. We believe both companies are well-positioned for the rising adoption of these specific components and their potential to gain market share in their respective markets.

Outlook:

We are keen on companies that are well-positioned to take advantage of changing consumption trends and behaviors. We are constructive on innovative yet capital-efficient companies that have built strong brands and unique product offerings that cater to Asia’s growing middle class. We are mindful, however, that valuations for some pockets of the market might have garnered too much investor enthusiasm and seem somewhat stretched. In addition, uncertainties could arise from geopolitical fronts in Asia and policy risks could emerge in the west. We will continue to hold companies in the portfolio that have strong attributes, can propel long-term growth and are financially sound enough to weather the uncertainties brought on by external forces.

COUNTRY ALLOCATION (%)[9,10]
China/Hong Kong	29.8
South Korea	15.5
Taiwan	14.2
India	10.9
Indonesia	7.2
Malaysia	4.5
Thailand	3.4
Japan	3.4
Philippines	3.0
Singapore	1.3
United States	1.2
Israel	0.3
Vietnam	0.1
Cash and Other Assets, Less Liabilities	5.2

SECTOR ALLOCATION (%)[10]
Consumer Discretionary	20.3
Information Technology	16.7
Industrials	16.6
Health Care	11.1
Financials	10.8
Consumer Staples	10.7
Materials	6.0
Real Estate	1.5
Energy	1.1
Cash and Other Assets, Less Liabilities	5.2

MARKET CAP EXPOSURE (%)[10,11]
Mega Cap (over $25B)	0.0
Large Cap ($10B–$25B)	0.0
Mid Cap ($3B–10B)	2.7
Small Cap (under $3B)	92.1
Cash and Other Assets, Less Liabilities	5.2

9	Not all countries where the Fund may invest are included in the benchmark index.

10	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

11	The Fund defines Small Companies as companies with market capitalization generally between $100 million and $3 billion or the largest company included in the Fund’s primary benchmark, the MSCI All Country Asia ex Japan Small Cap Index.

matthewsasia.com | 800.789.ASIA	83

Matthews Asia Small Companies Fund

June 30, 2017

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 94.8%

	Shares	Value
CHINA/HONG KONG: 29.8%
Clear Media, Ltd.	6,111,000	$7,216,622
Value Partners Group, Ltd.	7,848,000	7,143,583
Vitasoy International Holdings, Ltd.	3,368,000	6,932,498
Silergy Corp.	358,000	6,893,260
SITC International Holdings Co., Ltd.	8,300,000	6,523,189
Q Technology Group Co., Ltd.	6,549,000	6,466,315
Melco International Development, Ltd.	2,376,000	6,356,676
China Meidong Auto Holdings, Ltd.	22,254,000	6,299,283
Ten Pao Group Holdings, Ltd.	24,760,000	6,219,641
Lifetech Scientific Corp.[b]	26,176,000	6,202,416
Jacobson Pharma Corp., Ltd.	22,250,000	5,865,685
Chow Sang Sang Holdings International, Ltd.	2,485,000	5,799,717
Beijing Urban Construction Design & Development Group Co., Ltd. H Shares[c]	9,158,000	4,936,970
Hutchison China MediTech, Ltd. ADR[b]	210,900	4,916,079
Shanghai Haohai Biological Technology Co., Ltd. H Shares[c]	871,500	4,732,864
Zhou Hei Ya International Holdings Co., Ltd.[c]	4,518,500	4,534,377
China Yuchai International, Ltd.	246,634	4,491,205
Sinopec Kantons Holdings, Ltd.	8,018,000	4,423,823
Genscript Biotech Corp.	7,488,000	4,047,787
IMAX China Holding, Inc.[b,c]	1,143,100	3,506,048
Gridsum Holding, Inc. ADR[b]	359,747	3,079,434
Times Property Holdings, Ltd.	3,317,000	2,072,593
Qingdao Port International Co., Ltd. H Shares[c]	1,094,000	628,536

Total China/Hong Kong		119,288,601

SOUTH KOREA: 15.5%
Yonwoo Co., Ltd.[b]	244,968	6,234,087
Incross Co., Ltd.[b]	126,376	5,732,564
i-SENS, Inc.	221,966	5,332,575
Medy-Tox, Inc.	10,871	5,323,523
LEENO Industrial, Inc.	126,432	5,301,633
CLIO Cosmetics Co., Ltd.	141,727	4,806,195
Douzone Bizon Co., Ltd.	169,526	4,564,276
Value Added Technologies Co., Ltd.	185,639	4,533,281
LIG Nex1 Co., Ltd.	67,462	4,364,359
Wonik Materials Co., Ltd.[b]	61,690	4,141,720
Vitzrocell Co., Ltd.[d]	389,604	3,629,074
BH Co., Ltd.[b]	197,835	2,925,312
Dexter Studios Co., Ltd.[b]	359,761	2,614,099
Cell Biotech Co., Ltd.	69,643	2,365,782

Total South Korea		61,868,480

TAIWAN: 14.2%
Macauto Industrial Co., Ltd.	1,074,000	6,352,135
Elite Material Co., Ltd.	1,301,000	6,304,894
Sunny Friend Environmental Technology Co., Ltd.	1,218,000	6,285,881
Taiwan Paiho, Ltd.	1,633,000	6,142,170
Kinik Co.	2,307,000	5,825,114
Sinbon Electronics Co., Ltd.	2,269,060	5,356,085
Advanced Ceramic X Corp.	410,000	4,983,971
PChome Online, Inc.	569,916	4,406,318
Kerry TJ Logistics Co., Ltd.	3,060,000	3,814,196
Great Tree Pharmacy Co., Ltd.	908,000	2,900,297
MPI Corp.	842,000	2,518,939
Aerospace Industrial Development Corp.	1,684,000	1,981,758

Total Taiwan		56,871,758

	Shares	Value
INDIA: 10.9%
GRUH Finance, Ltd.	1,133,699	$7,807,383
Supreme Industries, Ltd.	291,245	5,527,168
DCB Bank, Ltd.	1,756,753	5,395,062
Page Industries, Ltd.	19,677	5,094,463
AIA Engineering, Ltd.	227,923	4,920,069
Cholamandalam Investment and Finance Co., Ltd.	259,942	4,520,259
LA Opala RG, Ltd.	540,917	4,297,961
Berger Paints India, Ltd.	1,029,713	3,917,601
Gabriel India, Ltd.	537,391	1,252,939
Merck, Ltd.	57,533	949,679

Total India		43,682,584

INDONESIA: 7.2%
PT Bank Tabungan Pensiunan Nasional	32,789,300	6,101,479
PT Sumber Alfaria Trijaya	122,674,800	5,246,643
PT Astra Otoparts	26,538,125	5,157,287
PT Ultrajaya Milk Industry & Trading Co.[b]	12,206,500	4,583,781
PT Puradelta Lestari	245,920,800	3,980,263
PT Arwana Citramulia	107,723,800	3,866,249

Total Indonesia		28,935,702

MALAYSIA: 4.5%
Unisem M BHD	8,490,900	7,077,832
Bursa Malaysia BHD	2,728,300	6,752,743
Karex BHD	10,820,825	4,285,325

Total Malaysia		18,115,900

THAILAND: 3.4%
Aeon Thana Sinsap Thailand Public Co., Ltd.	1,582,800	4,938,969
Forth Smart Service Public Co., Ltd.	8,674,600	4,775,243
Plan B Media Public Co., Ltd. F Shares	22,306,600	3,739,111
Aeon Thana Sinsap Thailand Public Co., Ltd. NVDR	88,700	276,780

Total Thailand		13,730,103

JAPAN: 3.4%
Honma Golf, Ltd.[b,c]	5,375,000	5,200,927
W-Scope Corp.	241,600	4,243,950
Tri Chemical Laboratories, Inc.	156,400	4,005,152

Total Japan		13,450,029

PHILIPPINES: 3.0%
Concepcion Industrial Corp.	4,450,460	7,532,090
Philippine Seven Corp.	1,217,291	4,319,492

Total Philippines		11,851,582

SINGAPORE: 1.3%
Delfi, Ltd.	3,563,300	5,176,394

Total Singapore		5,176,394

UNITED STATES: 1.2%
Oclaro, Inc.[b]	501,700	4,685,878

Total United States		4,685,878

84	MATTHEWS ASIA FUNDS

Matthews Asia Small Companies Fund

June 30, 2017

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
ISRAEL: 0.3%
Sarine Technologies, Ltd.	1,236,500	$1,383,120

Total Israel		1,383,120

VIETNAM: 0.1%
DHG Pharmaceutical JSC	33,960	185,704

Total Vietnam		185,704

TOTAL INVESTMENTS: 94.8%		379,225,835
(Cost $333,972,463e)

CASH AND OTHER ASSETS, LESS LIABILITIES: 5.2%		20,687,984

NET ASSETS: 100.0%		$399,913,819

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Directors. At June 30, 2017, the aggregate value is $23,539,722, which is 5.89% of net assets.

d	Illiquid security, trading was halted at June 30, 2017.

e	Cost for federal income tax purposes is $334,751,020 and net unrealized appreciation consists of:

Gross unrealized appreciation	$71,162,440
Gross unrealized depreciation	(26,687,625)

Net unrealized appreciation	$44,474,815

ADR	American Depositary Receipt

BHD	Berhad

JSC	Joint Stock Co.

NVDR	Non-voting Depositary Receipt

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	85

PORTFOLIO MANAGERS
Tiffany Hsiao, CFA
Lead Manager
Kenichi Amaki
Co-Manager

FUND FACTS
Investor
Ticker	MCSMX
CUSIP	577125404
Inception	5/31/11
NAV	$10.11
Initial Investment	$2,500
Gross Expense Ratio[1]	2.24%
After Fee Waiver and Reimbursement[2]	1.50%
Portfolio Statistics
Total # of Positions	56
Net Assets	$20.0 million
Weighted Average Market Cap	$1.7 billion
Portfolio Turnover[3]	63.15%
Benchmark
MSCI China Small Cap Index
Redemption Fee
2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of Small Companies located in China. China includes its administrative and other districts, such as Hong Kong.

Matthews China Small Companies Fund

Portfolio Manager Commentary  (unaudited)

Period ended June 30, 2017

For the first half of 2017, the Matthews China Small Companies Fund returned 23.14% (Investor Class), outperforming its benchmark, the MSCI China Small Cap Index, which returned 8.76% over the same period. For the quarter ending June 30, 2017, the Fund returned 7.44% (Investor Class) compared with the benchmark return of –1.06% over the same period.

Market Environment:

China’s equity market saw a strong start to 2017, which we believe may be a result of it being oversold in the fourth quarter of 2016 when investors held deeper concerns over U.S.-China trade relations. However, a more fundamental reason may be that China is finally seeing a broad-based earnings recovery. With a mild global reflation and stable nominal GDP growth of approximately 6.5%, we hold an optimistic outlook for the revenue growth of Chinese corporations. China has been decelerating its loan growth and cleaning up overcapacity since 2009. This has led to a recovery in corporate margins despite a rebound in the producer price index. We are encouraged that property sales and consumption continued at a steady pace even as the government started tightening liquidity and home purchase restrictions during the first half of the year. From both a top-down and a bottom-up perspective, we see a noticeable and likely sustainable recovery in the Chinese economy, albeit at a slower pace compared with the sharp rebound in the first half of this year.

Performance Contributors and Detractors:

For the second quarter of 2017, our positive stock selection in the consumer discretionary and industrials sectors contributed to the Fund’s outperformance. Our holdings in the real estate and materials sectors, however, were slight drags on portfolio returns. For the first half of the year, the industrials and consumer discretionary sectors were among our top-performing sectors due to stock selection. The portfolio’s real estate holdings detracted from returns during the first half of the year due to the allocation effect.

During the quarter, two top individual contributors to Fund performance were TK Group, a high-end plastic mold company, and Melco International Development, an Asian gaming company with significant exposure to Macau. TK Group grew by diversifying and expanding its product categories and applications, demonstrating impressive, strong execution capabilities versus that of their competition. Melco International Development continues to benefit from a recovery in Macau’s gaming market as the city works to diversify its revenue source away from VIP high-rollers.

Among the top detractors to Fund performance during the quarter were Gridsum Holding and IMAX China. Gridsum suffered during the quarter as investors worried about the sustainability of its search engine optimization business. We believe the company is on track to diversify its product suite and we continue to hold a positive view of the shares. IMAX China suffered from another disappointing quarter of weak box office sales and worries about the financial stability of its top Chinese cinema client. We are monitoring the situation closely.

Notable Portfolio Changes:

During the quarter, we exited car component manufacturer Hu Lane Associate. While the company continues to execute well in the face of challenging input cost

(continued)

1	Prospectus expense ratios.
2	Matthews has contractually agreed to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to 1.50%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2018 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.
3	The lesser of fiscal year 2016 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

86	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF JUNE 30, 2017
				Average Annual Total Returns
	3 Months	YTD	1 Year	3 Years	5 Years	Since Inception	Inception date
Investor Class (MCSMX)	7.44%	23.14%	27.82%	7.21%	11.37%	3.25%	5/31/11
MSCI China Small Cap Index[4]	-1.06%	8.76%	14.49%	1.82%	8.75%	0.01%
Lipper China Region Funds Category Average[5]	8.83%	21.85%	25.75%	6.93%	8.79%	3.16%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

4	It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 91 for index definition.

5	The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS[6]
	Sector	% of Net Assets
Silergy Corp.	Information Technology	5.4%
Wuxi Little Swan Co., Ltd.	Consumer Discretionary	3.9%
SITC International Holdings Co., Ltd.	Industrials	3.4%
Sunny Friend Environmental Technology Co., Ltd.	Industrials	3.1%
TK Group Holdings, Ltd.	Industrials	3.0%
China Aviation Oil Singapore Corp., Ltd.	Energy	2.9%
Q Technology Group Co., Ltd.	Consumer Discretionary	2.9%
China Biologic Products, Inc.	Health Care	2.8%
Qingdao Port International Co., Ltd.	Industrials	2.8%
Yuexiu Transport Infrastructure, Ltd.	Industrials	2.6%
% OF ASSETS IN TOP TEN		32.8%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	87

COUNTRY ALLOCATION (%)[7]
China/Hong Kong	82.2
Taiwan	10.5
Japan	1.7
United States	1.4
Cash and Other Assets, Less Liabilities	4.2

SECTOR ALLOCATION (%)[7]
Industrials	25.3
Consumer Discretionary	21.7
Information Technology	15.9
Health Care	12.8
Real Estate	5.9
Financials	4.2
Materials	3.8
Energy	3.6
Consumer Staples	2.6
Cash and Other Assets, Less Liabilities	4.2

MARKET CAP EXPOSURE (%)[7,8]
Mega Cap (over $25B)	0.0
Large Cap ($10B–$25B)	0.0
Mid Cap ($3B–10B)	18.7
Small Cap (under $3B)	77.0
Cash and Other Assets, Less Liabilities	4.2

7	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

8	The Fund defines Small Companies as companies with market capitalization generally between $100 million and $3 billion or the largest company included in the Fund’s primary benchmark, the MSCI China Small Cap Index.

Matthews China Small Companies Fund

Portfolio Manager Commentary  (unaudited) (continued)

inflation, especially in copper, we prefer the risk-reward opportunities we are finding among auto dealers at current valuations. We continue to like the auto space in China and initiated positions in auto dealers China Meidong Auto, for exposure to smaller cities, and China Zhengtong Auto, for exposure to the country’s major cities.

Outlook:

Given the uncertainty surrounding global trade policies, we are cautious heading into the second half of 2017. We continue to believe, however, that China has the ability to stabilize its economy through fiscal spending, interest rate adjustments and currency management. In addition, steps taken to correct China’s structural issues continue to progress. For now, we are focused on seeking innovative and capital-efficient, small companies that are relatively insulated from macroeconomic uncertainties. We will continue to seek companies that can weather uncertain economic conditions with sustainable, quality earnings streams, strong cash flows and good balance sheets. We believe sectors such as industrial automation, health care and consumer discretionary are among the most attractive from a secular growth perspective.

88	MATTHEWS ASIA FUNDS

Matthews China Small Companies Fund

June 30, 2017

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 95.8%

	Shares	Value
INDUSTRIALS: 25.3%
Transportation Infrastructure: 5.4%
Qingdao Port International Co., Ltd. H Shares[b]	964,000	$553,846
Yuexiu Transport Infrastructure, Ltd.	724,000	519,238

		1,073,084

Commercial Services & Supplies: 5.2%
Sunny Friend Environmental Technology Co., Ltd.	119,000	614,138
Greentown Service Group Co., Ltd.	786,000	431,051

		1,045,189

Machinery: 5.0%
TK Group Holdings, Ltd.	1,460,000	594,079
China Yuchai International, Ltd.	16,300	296,823
CIMC Enric Holdings, Ltd.[c]	174,000	108,846

		999,748

Marine: 3.4%
SITC International Holdings Co., Ltd.	858,000	674,325

Air Freight & Logistics: 2.4%
Kerry Logistics Network, Ltd.	331,500	489,841

Electrical Equipment: 1.5%
Voltronic Power Technology Corp.	17,974	295,839

Professional Services: 1.2%
51job, Inc. ADR[c]	5,424	242,616

Construction & Engineering: 1.2%
Beijing Urban Construction Design & Development Group Co., Ltd. H Shares[b]	431,000	232,347

Total Industrials		5,052,989

CONSUMER DISCRETIONARY: 21.7%
Household Durables: 10.0%
Wuxi Little Swan Co., Ltd. B Shares	175,717	785,021
Q Technology Group Co., Ltd.	583,000	575,639
Vatti Corp., Ltd. A Shares	94,294	336,535
Guangzhou Holike Creative Home Co., Ltd. A Shares	58,378	300,924

		1,998,119

Specialty Retail: 3.2%
Chow Sang Sang Holdings International, Ltd.	160,000	373,422
China ZhengTong Auto Services Holdings, Ltd.	164,500	131,611
China Meidong Auto Holdings, Ltd.	440,000	124,548

		629,581

Hotels, Restaurants & Leisure: 3.0%
Melco International Development, Ltd.	141,000	377,227
Fairwood Holdings, Ltd.	53,500	225,073

		602,300

Media: 2.5%
Clear Media, Ltd.	328,000	387,343
IMAX China Holding, Inc.[b,c]	34,900	107,043

		494,386

Leisure Products: 1.7%
Honma Golf, Ltd.[b,c]	354,500	343,019

	Shares	Value
Diversified Consumer Services: 1.3%
China Maple Leaf Educational Systems, Ltd.	312,000	$254,884

Total Consumer Discretionary		4,322,289

INFORMATION TECHNOLOGY: 15.9%
Semiconductors & Semiconductor Equipment: 6.4%
Silergy Corp.	56,000	1,078,276
Parade Technologies, Ltd.	16,000	196,678

		1,274,954

Electronic Equipment, Instruments & Components: 4.1%
All Ring Tech Co., Ltd.	165,000	313,760
China Innovationpay Group, Ltd.[c]	4,572,000	292,806
Elite Material Co., Ltd.	44,000	213,232
China High Precision Automation Group, Ltd.[c,d]	195,000	250

		820,048

Communications Equipment: 3.2%
Oclaro, Inc.[c]	28,700	268,059
Advanced Ceramic X Corp.	18,000	218,808
O-Net Technologies Group, Ltd.[c]	271,000	143,009

		629,876

Software: 1.2%
Gridsum Holding, Inc. ADR[c]	29,165	249,652

Internet Software & Services: 1.0%
Sohu.com, Inc.[c]	4,400	198,264

Total Information Technology		3,172,794

HEALTH CARE: 12.8%
Biotechnology: 5.3%
China Biologic Products, Inc.[c]	5,000	565,500
Shanghai Haohai Biological Technology Co., Ltd. H Shares[b]	89,200	484,419

		1,049,919

Health Care Equipment & Supplies: 3.6%
Shandong Weigao Group Medical Polymer Co., Ltd. H Shares	560,000	439,336
Lifetech Scientific Corp.[c]	1,172,000	277,706

		717,042

Life Sciences Tools & Services: 1.8%
Genscript Biotech Corp.	664,000	358,939

Pharmaceuticals: 1.1%
Jacobson Pharma Corp., Ltd.	866,000	228,300

Health Care Providers & Services: 1.0%
Zhejiang Dian Diagnostics Co., Ltd. A Shares	44,600	207,021

Total Health Care		2,561,221

REAL ESTATE: 5.9%
Real Estate Management & Development: 5.9%
CIFI Holdings Group Co., Ltd.	1,146,000	509,676
KWG Property Holding, Ltd.	526,000	352,351
K Wah International Holdings, Ltd.	361,000	219,142
Times Property Holdings, Ltd.	161,000	100,599

Total Real Estate		1,181,768

matthewsasia.com | 800.789.ASIA	89

Matthews China Small Companies Fund

June 30, 2017

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
FINANCIALS: 4.2%
Capital Markets: 2.5%
Value Partners Group, Ltd.	558,000	$507,915

Banks: 1.7%
Dah Sing Banking Group, Ltd.	158,400	337,165

Total Financials		845,080

MATERIALS: 3.8%
Construction Materials: 2.5%
China Resources Cement Holdings, Ltd.	1,024,000	508,757

Metals & Mining: 0.7%
MMG, Ltd.[c]	360,000	132,791

Containers & Packaging: 0.6%
CPMC Holdings, Ltd.	228,000	112,410

Total Materials		753,958

ENERGY: 3.6%
Oil, Gas & Consumable Fuels: 3.6%
China Aviation Oil Singapore Corp., Ltd.	481,100	583,390
Sinopec Kantons Holdings, Ltd.	232,000	128,003

Total Energy		711,393

CONSUMER STAPLES: 2.6%
Food Products: 2.6%
Vitasoy International Holdings, Ltd.	132,000	271,701
Tehmag Foods Corp.	30,000	249,546

Total Consumer Staples		521,247

TOTAL INVESTMENTS: 95.8%		19,122,739
(Cost $16,227,379e)

CASH AND OTHER ASSETS, LESS LIABILITIES: 4.2%		846,970

NET ASSETS: 100.0%		$19,969,709

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Directors. At June 30, 2017, the aggregate value is $1,720,674, which is 8.62% of net assets.

c	Non-income producing security.

d	Illiquid security, trading was halted at June 30, 2017.

e	Cost for federal income tax purposes is $16,248,039 and net unrealized appreciation consists of:

Gross unrealized appreciation	$3,444,966
Gross unrealized depreciation	(570,266)

Net unrealized appreciation	$2,874,700

ADR	American Depositary Receipt

See accompanying notes to financial statements.

90	MATTHEWS ASIA FUNDS

Index Definitions

The Markit iBoxx Asian Local Bond Index (ALBI) tracks the total return performance of a bond portfolio consisting of local-currency denominated, high quality and liquid bonds in Asia ex-Japan. The ALBI includes bonds from the following countries: Korea, Hong Kong, India, Singapore, Taiwan, Malaysia, Thailand, Philippines, Indonesia and China.

The J.P. Morgan Asia Credit Index (JACI) tracks the total return performance of the Asia fixed-rate dollar bond market. JACI is a market cap-weighted index comprising sovereign, quasi-sovereign and corporate bonds and is partitioned by country, sector and credit rating. JACI includes bonds from the following countries: China, Hong Kong, India, Indonesia, Korea, Philippines, Thailand and Singapore.

The MSCI All Country Asia ex Japan Index is a free float–adjusted market capitalization–weighted index of the stock markets of China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI All Country Asia Pacific Index is a free float–adjusted market capitalization–weighted index of the stock markets of Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI Emerging Markets (EM) Asia Index is a free float-adjusted market capitalization weighted index of the stock markets of China, India, Indonesia, Korea, Malaysia, Philippines, Taiwan and Thailand.

The MSCI China Index is a free float–adjusted market capitalization–weighted index of Chinese equities that includes China-affiliated corporations and H shares listed on the Hong Kong exchange, and B shares listed on the Shanghai and Shenzhen exchanges.

The S&P Bombay Stock Exchange (BSE) 100 Index is a free float–adjusted market capitalization–weighted index of the 100 stocks listed on the Bombay Stock Exchange.

The MSCI Japan Index is a free float–adjusted market capitalization–weighted index of Japanese equities listed in Japan.

The Korea Composite Stock Price Index (KOSPI) is a market capitalization–weighted index of all common stocks listed on the Korea Stock Exchange.

The MSCI All Country Asia ex Japan Small Cap Index is a free float–adjusted market capitalization–weighted small cap index of the stock markets of China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI China Small Cap Index is a free float–adjusted market capitalization–weighted small cap index of the Chinese equity securities markets, including H shares listed on the Hong Kong exchange, B shares listed on the Shanghai and Shenzhen exchanges, and Hong Kong-listed securities known as Red Chips (issued by entities owned by national or local governments in China) and P Chips (issued by companies controlled by individuals in China and deriving substantial revenues in China).

The MSCI All Country Asia Index is a free float–adjusted market capitalization–weighted index of the stock markets of China, Hong Kong, India, Indonesia, Japan, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

matthewsasia.com | 800.789.ASIA	91

Disclosures

Fund Holdings: The Fund holdings shown in this report are as of June 30, 2017. Holdings are subject to change at any time, so holdings shown in this report may not reflect current Fund holdings. The Funds file complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is filed with the SEC within 60 days of the end of the quarter to which it relates, and is available on the SEC’s website at www.sec.gov. It may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Complete schedules of investments are also available without charge, upon request, from the Funds by calling us at 800.789.ASIA (2742).

Proxy Voting Record: The Funds’ Statement of Additional Information containing a description of the policies and procedures that the Funds have used to vote proxies relating to portfolio securities, along with each Fund’s proxy voting record relating to portfolio securities held during the most recent 12-month period ended June 30, is available upon request, at no charge, at the Funds’ website at matthewsasia.com or by calling 800.789.ASIA (2742), or on the SEC’s website at www.sec.gov.

Shareholder Reports and Prospectuses: To reduce the Funds’ expenses, we try to identify related shareholders in a household and send only one copy of the Funds’ prospectus and financial reports to that address. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. At any time you may view the Funds’ current prospectus, summary prospectus and financial reports on our website. If you prefer to receive individual copies of the Funds’ prospectus or financial reports, please call us at 800.789.ASIA (2742).

Redemption Fee Policy: As of June 30, 2017, a 2.00% redemption fee was assessed on the sale or exchange of shares of the Matthews Emerging Asia Fund, Matthews Asia Small Companies Fund and Matthews China Small Companies Fund

(collectively, the “Covered Funds”) within 90 days after the date an investor purchases shares of the Covered Funds. The imposition of redemption fees pursuant to the Funds’ Short-Term Trading Redemption Fee Policy for the Covered Funds may assist the Covered Funds in discouraging market timing activity.

The redemption fee is also imposed to discourage short-term buying and selling of shares of the Covered Funds, which can disrupt the management of the Covered Funds’ investment portfolios and may have detrimental effects on the Covered Funds and other shareholders, and to allocate the costs the Covered Funds incur as a result of short-term trading and market timing. This fee is payable directly to the Covered Funds.

To determine whether the redemption fee applies, the Covered Funds do not count the day that shares were purchased, and first redeem the shares that have been held the longest.

The Covered Funds may grant exemptions from the redemption fee in certain circumstances. For more information on this policy, please see the Funds’ prospectus.

The Funds (or their agents) attempt to contact shareholders whom the Funds (or their agents) believe have violated the Funds’ policies and procedures related to short-term trading and market-timing activity, and notify them that they will no longer be permitted to buy (or exchange) shares of the Funds. When a shareholder has purchased shares of the Funds through an intermediary, the Funds may not be able to notify the shareholder of a violation of the Funds’ policies or that the Funds have taken steps to address the situation (for example, the Funds may be unable to notify a shareholder that his or her privileges to purchase or exchange shares of the Funds have been terminated). Nonetheless, additional purchase and exchange orders for such investors will not be accepted by the Funds.

The Funds may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

92	MATTHEWS ASIA FUNDS

Disclosure of Fund Expenses (unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s operating expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual operating expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return for the past six month period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Operating Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an

$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund in the first line under the heading entitled “Operating Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had an annual return of 5% before operating expenses, but that the expense ratio is unchanged. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the U.S. Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the operating expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees.

Matthews Asia Funds does not charge any sales loads, exchange fees, or 12b-1 fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

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June 30, 2017

Disclosure of Fund Expenses (unaudited) (continued)

Annualized, based on the Fund’s most recent fiscal half year expenses

	INVESTOR CLASS				INSTITUTIONAL CLASS
	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expense Ratio[1]	Operating Expenses Paid During Period 1/1/17– 6/30/17[2]	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expense Ratio[1]	Operating Expenses Paid During Period 1/1/17– 6/30/17[2]
ASIA FIXED INCOME STRATEGIES
Matthews Asia Strategic Income Fund
Actual Fund Return	$1,000.00	$1,056.80	1.15%	$5.86	$1,000.00	$1,058.00	0.90%	$4.59
Hypothetical 5% Return	$1,000.00	$1,030.50	1.15%	$5.79	$1,000.00	$1,029.26	0.90%	$4.53
Matthews Asia Credit Opportunities Fund
Actual Fund Return	$1,000.00	$1,053.40	1.15%	$5.86	$1,000.00	$1,054.40	0.90%	$4.58
Hypothetical 5% Return	$1,000.00	$1,030.50	1.15%	$5.79	$1,000.00	$1,029.26	0.90%	$4.53

ASIAN GROWTH AND INCOME STRATEGIES
Matthews Asian Growth and Income Fund
Actual Fund Return	$1,000.00	$1,148.70	1.11%	$5.91	$1,000.00	$1,149.90	0.94%	$5.01
Hypothetical 5% Return	$1,000.00	$1,030.30	1.11%	$5.59	$1,000.00	$1,029.46	0.94%	$4.73
Matthews Asia Dividend Fund
Actual Fund Return	$1,000.00	$1,190.20	1.04%	$5.65	$1,000.00	$1,190.30	0.91%	$4.94
Hypothetical 5% Return	$1,000.00	$1,029.95	1.04%	$5.23	$1,000.00	$1,029.31	0.91%	$4.58
Matthews China Dividend Fund
Actual Fund Return	$1,000.00	$1,171.10	1.19%	$6.41	$1,000.00	$1,171.90	1.04%	$5.60
Hypothetical 5% Return	$1,000.00	$1,030.70	1.19%	$5.99	$1,000.00	$1,029.95	1.04%	$5.23

ASIA VALUE STRATEGY
Matthews Asia Value Fund
Actual Fund Return	$1,000.00	$1,215.90	1.50%	$8.24	$1,000.00	$1,217.30	1.25%	$6.87
Hypothetical 5% Return	$1,000.00	$1,032.23	1.50%	$7.56	$1,000.00	$1,030.99	1.25%	$6.29

ASIA GROWTH STRATEGIES
Matthews Asia Focus Fund
Actual Fund Return	$1,000.00	$1,204.90	1.50%	$8.20	$1,000.00	$1,206.90	1.25%	$6.84
Hypothetical 5% Return	$1,000.00	$1,032.23	1.50%	$7.56	$1,000.00	$1,030.99	1.25%	$6.29
Matthews Asia Growth Fund
Actual Fund Return	$1,000.00	$1,190.00	1.14%	$6.19	$1,000.00	$1,191.10	0.94%	$5.11
Hypothetical 5% Return	$1,000.00	$1,030.45	1.14%	$5.74	$1,000.00	$1,029.46	0.94%	$4.73
Matthews Pacific Tiger Fund
Actual Fund Return	$1,000.00	$1,202.00	1.07%	$5.84	$1,000.00	$1,203.10	0.90%	$4.92
Hypothetical 5% Return	$1,000.00	$1,030.10	1.07%	$5.39	$1,000.00	$1,029.26	0.90%	$4.53
Matthews Asia ESG Fund
Actual Fund Return	$1,000.00	$1,191.80	1.50%	$8.15	$1,000.00	$1,192.80	1.25%	$6.80
Hypothetical 5% Return	$1,000.00	$1,032.23	1.50%	$7.56	$1,000.00	$1,030.99	1.25%	$6.29
Matthews Emerging Asia Fund
Actual Fund Return	$1,000.00	$1,112.30	1.44%	$7.54	$1,000.00	$1,112.70	1.25%	$6.55
Hypothetical 5% Return	$1,000.00	$1,031.94	1.44%	$7.25	$1,000.00	$1,030.99	1.25%	$6.29
Matthews Asia Innovators Fund
Actual Fund Return	$1,000.00	$1,301.00	1.26%	$7.19	$1,000.00	$1,302.80	1.05%	$6.00
Hypothetical 5% Return	$1,000.00	$1,031.04	1.26%	$6.35	$1,000.00	$1,030.00	1.05%	$5.28
Matthews China Fund
Actual Fund Return	$1,000.00	$1,300.60	1.13%	$6.45	$1,000.00	$1,301.80	0.99%	$5.65
Hypothetical 5% Return	$1,000.00	$1,030.40	1.13%	$5.69	$1,000.00	$1,029.70	0.99%	$4.98
Matthews India Fund
Actual Fund Return	$1,000.00	$1,221.80	1.09%	$6.00	$1,000.00	$1,223.10	0.89%	$4.91
Hypothetical 5% Return	$1,000.00	$1,030.20	1.09%	$5.49	$1,000.00	$1,029.21	0.89%	$4.48

1	Annualized, based on the Fund’s most recent fiscal half-year expenses.

2	Operating expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181 days, then divided by 365.

94	MATTHEWS ASIA FUNDS

Disclosure of Fund Expenses (unaudited) (continued)

	INVESTOR CLASS				INSTITUTIONAL CLASS
	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expense Ratio[1]	Operating Expenses Paid During Period 1/1/17– 6/30/17[2]	Beginning Account Value 1/1/17	Ending Account Value 6/30/17	Expense Ratio[1]	Operating Expenses Paid During Period 1/1/17– 6/30/17[2]
ASIA GROWTH STRATEGIES (continued)
Matthews Japan Fund
Actual Fund Return	$1,000.00	$1,146.10	0.96%	$5.11	$1,000.00	$1,146.30	0.86%	$4.58
Hypothetical 5% Return	$1,000.00	$1,029.56	0.96%	$4.83	$1,000.00	$1,029.06	0.86%	$4.33
Matthews Korea Fund
Actual Fund Return	$1,000.00	$1,268.60	1.13%	$6.36	$1,000.00	$1,271.40	1.01%	$5.69
Hypothetical 5% Return	$1,000.00	$1,030.40	1.13%	$5.69	$1,000.00	$1,029.80	1.01%	$5.08

ASIA SMALL COMPANY STRATEGIES
Matthews Asia Small Companies Fund
Actual Fund Return	$1,000.00	$1,144.90	1.50%	$7.98	$1,000.00	$1,146.60	1.25%	$6.65
Hypothetical 5% Return	$1,000.00	$1,032.23	1.50%	$7.56	$1,000.00	$1,030.99	1.25%	$6.29
Matthews China Small Companies Fund
Actual Fund Return	$1,000.00	$1,231.40	1.50%	$8.30
Hypothetical 5% Return	$1,000.00	$1,032.23	1.50%	$7.56

1	Annualized, based on the Fund’s most recent fiscal half-year expenses.

2	Operating expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181 days, then divided by 365.

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Statements of Assets and Liabilities (unaudited)

	Matthews Asia Strategic Income Fund	Matthews Asia Credit Opportunities Fund	Matthews Asian Growth and Income Fund
ASSETS:
Investments at value (A) (Note 2-A and 7):
Unaffiliated issuers	$74,502,727	$18,371,663	$2,718,821,508
Affiliated issuers	—	—	—
Total investments	74,502,727	18,371,663	2,718,821,508
Cash	489,820	1,339,391	169,991,192
Segregated foreign currency at value (B)	—	—	—
Foreign currency at value (B)	271,974	54,893	1,103,915
Dividends, interest and other receivable—Unaffiliated issuers	1,239,726	338,515	7,140,748
Receivable for securities sold	—	—	470,972
Receivable for capital shares sold	41,930	26,449	3,852,588
Due from Advisor (Note 5)	—	—	—
Unrealized appreciation on forward foreign currency exchange contracts	171,473	—	—
Unrealized appreciation on credit default swaps	2,685	671	—
Prepaid expenses and other assets	25,052	39,618	83,647
TOTAL ASSETS	76,745,387	20,171,200	2,901,464,570
LIABILITIES:
Payable for securities purchased	—	301,938	15,678,421
Payable for capital shares redeemed	8,865	955	2,525,522
Swaps premium received	183,599	45,900	—
Unrealized depreciation on forward foreign currency exchange contracts	47,981	—	—
Deferred foreign capital gains tax liability (Note 2-D)	59,355	—	478,319
Due to Advisor (Note 5)	34,841	5,248	1,677,525
Administration and accounting fees payable	1,033	266	39,366
Administration and shareholder servicing fees payable	9,064	2,343	345,163
Custodian fees payable	—	—	112,040
Intermediary service fees payable	18,732	2,644	658,713
Professional fees payable	32,397	20,588	49,179
Transfer agent fees payable	732	79	14,109
Offering costs (Note 2-E)	—	—	—
Accrued other expenses payable	10,365	2,546	219,868
TOTAL LIABILITIES	406,964	382,507	21,798,225
NET ASSETS	$76,338,423	$19,788,693	$2,879,666,345
NET ASSETS:
Investor Class	$51,819,442	$6,774,908	$1,702,130,763
Institutional Class	24,518,981	13,013,785	1,177,535,582
TOTAL	$76,338,423	$19,788,693	$2,879,666,345

See accompanying notes to financial statements.

96	MATTHEWS ASIA FUNDS

June 30, 2017

Matthews Asia Dividend Fund	Matthews China Dividend Fund	Matthews Asia Value Fund	Matthews Asia Focus Fund	Matthews Asia Growth Fund	Matthews Pacific Tiger Fund

$5,329,489,609	$230,217,423	$18,002,214	$11,442,214	$709,287,813	$7,216,481,202
560,651,128	—	—	—	—	684,773,719
5,890,140,737	230,217,423	18,002,214	11,442,214	709,287,813	7,901,254,921
69,617,866	4,263,934	3,233,227	518,502	6,602,925	316,736,114
54,565	10,433	—	—	—	2,615,344
6,508,361	1,457,763	—	—	74,771	9,232,930
23,493,682	1,232,304	22,007	34,930	1,293,849	14,349,598
39,461,586	466,635	—	—	—	—
11,520,916	633,013	440,800	350	560,210	16,757,696
—	—	3,427	3,854	—	—
—	—	—	—	—	—
—	—	—	—	—	—
89,253	21,958	24,421	43,425	27,520	100,592
6,040,886,966	238,303,463	21,726,096	12,043,275	717,847,088	8,261,047,195

47,534,223	—	1,549,142	—	2,986,611	16,624,258
2,406,729	92,474	—	15,839	1,533,731	7,090,319
—	—	—	—	—	—
—	—	—	—	—	—
1,808,131	—	—	7,790	898,007	—
3,427,824	135,849	—	—	414,254	4,681,935
80,067	3,133	120	164	9,670	110,865
681,926	27,956	1,547	1,431	85,273	907,061
233,398	—	—	—	39,125	535,925
786,708	37,797	3,214	—	136,345	936,485
60,313	21,769	29,674	32,966	30,467	80,936
102,514	2,045	120	445	4,813	42,388
—	—	50,251	—	—	—
260,722	3,300	—	6,004	48,926	156,854
57,382,555	324,323	1,634,068	64,639	6,187,222	31,167,026
$5,983,504,411	$237,979,140	$20,092,028	$11,978,636	$711,659,866	$8,229,880,169

$3,145,517,994	$199,697,161	$19,662,352	$5,476,460	$464,308,497	$2,899,368,564
2,837,986,417	38,281,979	429,676	6,502,176	247,351,369	5,330,511,605
$5,983,504,411	$237,979,140	$20,092,028	$11,978,636	$711,659,866	$8,229,880,169

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Statements of Assets and Liabilities (unaudited) (continued)

	Matthews Asia Strategic Income Fund	Matthews Asia Credit Opportunities Fund	Matthews Asian Growth and Income Fund
SHARES OUTSTANDING:
(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)
Investor Class	4,769,328	647,267	99,792,396
Institutional Class	2,257,799	1,243,390	69,116,897
TOTAL	7,027,127	1,890,657	168,909,293
NET ASSET VALUE:
Investor Class, offering price and redemption price	$10.87	$10.47	$17.06
Institutional Class, offering price and redemption price	$10.86	$10.47	$17.04
NET ASSETS CONSIST OF:
Capital paid-in	$75,589,545	$19,047,859	$2,463,465,134
Undistributed (distributions in excess of) net investment income (loss)	492,505	49,756	(29,334,201)
Undistributed/accumulated net realized gain (loss) on investments, foreign currency related transactions and swaps	(2,162,770)	167,895	57,162,391
Net unrealized appreciation (depreciation) on investments, foreign currency translations, swaps and foreign capital gains taxes	2,419,143	523,183	388,373,021
NET ASSETS	$76,338,423	$19,788,693	$2,879,666,345
(A) Investments at cost:
Unaffiliated issuers	$72,155,512	$17,849,339	$2,329,956,619
Affiliated issuers	—	—	—
Total investments at cost	$72,155,512	$17,849,339	$2,329,956,619
(B) Foreign currency at cost	$271,414	$54,738	$1,103,915

See accompanying notes to financial statements.

98	MATTHEWS ASIA FUNDS

June 30, 2017

Matthews Asia Dividend Fund	Matthews China Dividend Fund	Matthews Asia Value Fund	Matthews Asia Focus Fund	Matthews Asia Growth Fund	Matthews Pacific Tiger Fund

171,917,363	12,250,489	1,623,270	505,940	18,537,039	105,247,410
155,144,864	2,348,039	35,850	599,157	9,800,748	193,498,427
327,062,227	14,598,528	1,659,120	1,105,097	28,337,787	298,745,837

$18.30	$16.30	$12.11	$10.82	$25.05	$27.55
$18.29	$16.30	$11.99	$10.85	$25.24	$27.55

$4,614,885,863	$202,234,901	$19,240,640	$11,664,975	$483,950,686	$5,658,782,630
(3,742,006)	(58,916)	5,321	136,719	(2,408,182)	27,882,485

97,096,515	14,673,932	85,388	(1,089,200)	22,817,205	33,535,967

1,275,264,039	21,129,223	760,679	1,266,142	207,300,157	2,509,679,087
$5,983,504,411	$237,979,140	$20,092,028	$11,978,636	$711,659,866	$8,229,880,169

$4,274,768,153	$209,111,394	$17,241,503	$10,168,187	$501,081,590	$4,673,444,075
338,242,670	—	—	—	—	718,176,332
$4,613,010,823	$209,111,394	$17,241,503	$10,168,187	$501,081,590	$5,391,620,407
$6,548,770	$1,433,699	$—	$—	$74,771	$9,231,094

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Statements of Assets and Liabilities (unaudited) (continued)

	Matthews Asia ESG Fund	Matthews Emerging Asia Fund	Matthews Asia Innovators Fund
ASSETS:
Investments at value (A) (Note 2-A and 7):
Unaffiliated issuers	$13,009,488	$358,581,721	$145,859,973
Affiliated issuers	—	4,697,319	—
Total investments	13,009,488	363,279,040	145,859,973
Cash	30,164	17,899,230	4,244,214
Segregated foreign currency at value (B)	65	—	—
Foreign currency at value (B)	49,087	2,633,119	426,288
Dividends, interest and other receivable—Unaffiliated issuers	56,216	836,382	377,512
Receivable for securities sold	19,206	—	—
Receivable for capital shares sold	28,759	2,040,120	213,577
Due from Advisor (Note 5)	9,284	—	—
Prepaid expenses and other assets	46,685	59,704	27,394
TOTAL ASSETS	13,248,954	386,747,595	151,148,958
LIABILITIES:
Payable for securities purchased	18,056	5,320,280	1,147,461
Payable for capital shares redeemed	—	270,715	205,089
Deferred foreign capital gains tax liability (Note 2-D)	46,241	3,983,805	282,004
Foreign capital gains tax payable (Note 2-D)	2,707	—	—
Due to Advisor (Note 5)	—	247,848	82,353
Administration and accounting fees payable	75	4,735	1,872
Administration and shareholder servicing fees payable	1,547	42,973	16,941
Custodian fees payable	—	23,402	—
Intermediary service fees payable	1,223	8,666	33,390
Professional fees payable	31,727	33,005	26,719
Transfer agent fees payable	136	1,918	2,833
Offering costs (Note 2-E)	78,686	—	—
Accrued other expenses payable	16,855	3,494	7,826
TOTAL LIABILITIES	197,253	9,940,841	1,806,488
NET ASSETS	$13,051,701	$376,806,754	$149,342,470
NET ASSETS:
Investor Class	$7,932,493	$201,021,894	$122,547,154
Institutional Class	5,119,208	175,784,860	26,795,316
TOTAL	$13,051,701	$376,806,754	$149,342,470

See accompanying notes to financial statements.

100	MATTHEWS ASIA FUNDS

June 30, 2017

Matthews China Fund	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund	Matthews Asia Small Companies Fund	Matthews China Small Companies Fund

$647,252,506	$2,019,596,982	$3,263,660,521	$198,783,141	$379,225,835	$19,122,739
—	120,695,219	123,200,130	—	—	—
647,252,506	2,140,292,201	3,386,860,651	198,783,141	379,225,835	19,122,739
3,837,396	32,451,887	48,623,544	2,893,216	19,008,758	1,066,328
34,068	—	—	—	—	565
908,747	—	1	—	1,152,005	68,618
5,733,849	3,429,249	10,454,314	108,996	799,472	90,629
—	—	26,491,252	—	2,075,806	—
1,172,092	3,385,114	20,205,887	415,409	3,247,821	109,800
—	—	—	—	—	—
43,041	60,801	70,645	31,332	49,588	31,359
658,981,699	2,179,619,252	3,492,706,294	202,232,094	405,559,285	20,490,038

198,506	—	15,463,951	—	4,241,409	465,195
3,455,258	1,118,836	4,276,858	301,170	518,882	3,500
—	6,102,890	—	—	279,263	—
—	—	—	—	—	—
372,674	1,254,422	2,032,493	116,297	318,364	1,933
8,571	29,214	47,235	2,696	5,422	256
76,600	258,435	415,346	23,940	47,057	2,261
—	115,809	37,363	—	25,559	—
156,120	261,195	438,724	19,060	119,591	3,476
31,889	28,944	35,855	27,368	34,203	31,461
14,325	15,006	23,145	4,160	3,695	718
—	—	—	—	—	—
293,260	82,983	16,200	12,999	52,021	11,529
4,607,203	9,267,734	22,787,170	507,690	5,645,466	520,329
$654,374,496	$2,170,351,518	$3,469,919,124	$201,724,404	$399,913,819	$19,969,709

$617,321,924	$1,300,230,311	$1,954,900,507	$182,165,058	$204,540,323	$19,969,709
37,052,572	870,121,207	1,515,018,617	19,559,346	195,373,496	—
$654,374,496	$2,170,351,518	$3,469,919,124	$201,724,404	$399,913,819	$19,969,709

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Statements of Assets and Liabilities (unaudited) (continued)

	Matthews Asia ESG Fund	Matthews Emerging Asia Fund	Matthews Asia Innovators Fund
SHARES OUTSTANDING:
(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)
Investor Class	742,392	13,713,253	9,325,738
Institutional Class	481,295	11,948,929	2,028,597
TOTAL	1,223,687	25,662,182	11,354,335
NET ASSET VALUE:
Investor Class, offering price and redemption price	$10.69	$14.66	$13.14
Institutional Class, offering price and redemption price	$10.64	$14.71	$13.21
NET ASSETS CONSIST OF:
Capital paid-in	$11,314,591	$320,957,310	$94,762,847
Undistributed (distributions in excess of) net investment income (loss)	27,389	857,440	50,898
Undistributed/accumulated net realized gain (loss) on investments, and foreign currency related transactions	164,990	3,225,846	12,146,184
Net unrealized appreciation (depreciation) on investments, foreign currency translations and foreign capital gains taxes	1,544,731	51,766,158	42,382,541
NET ASSETS	$13,051,701	$376,806,754	$149,342,470
(A) Investments at cost:
Unaffiliated issuers	$11,417,943	$303,602,375	$103,194,315
Affiliated issuers	—	3,933,041	—
Total investments at cost	$11,417,943	$307,535,416	$103,194,315
(B) Foreign currency at cost	$49,782	$2,633,749	$426,297

See accompanying notes to financial statements.

102	MATTHEWS ASIA FUNDS

June 30, 2017

Matthews China Fund	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund	Matthews Asia Small Companies Fund	Matthews China Small Companies Fund

30,682,748	41,481,759	90,607,416	27,367,345	9,377,032	1,974,761
1,843,009	27,606,003	70,072,243	2,921,023	8,954,256	—
32,525,757	69,087,762	160,679,659	30,288,368	18,331,288	1,974,761

$20.12	$31.34	$21.58	$6.66	$21.81	$10.11
$20.10	$31.52	$21.62	$6.70	$21.82	$—

$502,756,957	$1,605,455,999	$2,895,399,282	$114,208,115	$333,621,784	$16,245,039
4,112,989	(1,137,375)	2,094,199	(1,785,076)	1,279,658	288,530

28,297,449	31,808,098	92,331,580	13,331,913	20,051,520	539,827

119,207,101	534,224,796	480,094,063	75,969,452	44,960,857	2,896,313
$654,374,496	$2,170,351,518	$3,469,919,124	$201,724,404	$399,913,819	$19,969,709

$528,039,466	$1,524,131,349	$2,798,032,124	$122,813,433	$333,972,463	$16,227,379
—	75,713,123	108,628,819	—	—	—
$528,039,466	$1,599,844,472	$2,906,660,943	$122,813,433	$333,972,463	$16,227,379
$908,719	$—	$1	$—	$1,151,352	$67,589

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Statements of Operations (unaudited)

	Matthews Asia Strategic Income Fund	Matthews Asia Credit Opportunities Fund	Matthews Asian Growth and Income Fund
INVESTMENT INCOME:
Dividends—Unaffiliated Issuers	$3,282	$3,159	$38,480,744
Dividends—Affiliated Issuers (Note 7)	—	—	—
Interest	2,265,441	487,470	2,557,496
Foreign withholding tax	(64,950)	—	(2,456,932)
TOTAL INVESTMENT INCOME	2,203,773	490,629	38,581,308
EXPENSES:
Investment advisory fees (Note 5)	234,406	58,256	9,108,024
Administration and accounting fees (Note 5)	2,885	717	109,838
Administration and shareholder servicing fees (Note 5)	50,545	12,555	1,924,192
Accounting out-of-pocket fees	9,325	3,113	21,250
Custodian fees	16,245	2,470	461,237
Printing fees	10,487	1,832	156,942
Intermediary service fees	69,292	11,393	2,350,168
Professional fees	32,045	26,614	58,705
Registration fees	13,361	959	24,630
Transfer agent fees	1,706	245	30,803
Trustees fees	1,930	457	76,856
Offering costs (Note 2-E)	—	33,230	—
Other expenses	7,443	5,411	34,942
TOTAL EXPENSES	449,670	157,252	14,357,587
Advisory fees waived and expenses waived or reimbursed (Note 5)	(59,105)	(65,407)	—
Administration fees waived (Note 5)	—	—	—
NET EXPENSES	390,565	91,845	14,357,587
NET INVESTMENT INCOME (LOSS)	1,813,208	398,784	24,223,721
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, SWAPS AND FOREIGN CAPITAL GAINS TAXES:
Net realized gain (loss) on investments—Unaffiliated Issuers	860,904	142,133	13,252,430
Net realized gain (loss) on investments—Affiliated Issuers	—	—	—
Net realized gain (loss) on swaps	(41,090)	(10,272)	—
Net realized foreign capital gains tax	—	—	—
Net realized gain (loss) on foreign currency related transactions	(779,046)	150	681,377
Net change in unrealized appreciation/depreciation on investments	2,170,837	385,769	335,926,104
Net change in deferred foreign capital gains taxes on unrealized appreciation	(42,725)	—	(478,319)
Net change in unrealized appreciation/depreciation on swaps	33,592	8,398	—
Net change in unrealized appreciation/depreciation on foreign currency related translations	(46,079)	187	(22,675)
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, swaps and foreign capital gains taxes	2,156,393	526,365	349,358,917

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$3,969,601	$925,149	$373,582,638

See accompanying notes to financial statements.

104	MATTHEWS ASIA FUNDS

Six-Month Period Ended June 30, 2017

Matthews Asia Dividend Fund	Matthews China Dividend Fund	Matthews Asia Value Fund	Matthews Asia Focus Fund	Matthews Asia Growth Fund	Matthews Pacific Tiger Fund

$80,506,393	$4,286,001	$53,699	$159,726	$6,338,413	$65,772,956
11,860,182	—	—	—	—	3,514,861
—	—	73	—	—	—
(5,650,236)	(215,705)	(4,774)	(8,693)	(612,406)	(5,529,611)
86,716,339	4,070,296	48,998	151,033	5,726,007	63,758,206

17,727,659	700,442	16,942	37,085	2,209,260	24,986,569
213,797	8,447	204	447	26,643	301,336
3,742,948	147,900	3,548	7,833	466,686	5,276,650
23,905	17,491	16,753	14,606	19,547	23,194
704,686	72,089	15,500	12,702	182,129	1,613,200
179,388	13,715	1,671	2,199	33,828	162,126
3,301,980	205,030	6,155	8,682	520,848	3,900,184
83,808	24,628	23,921	25,393	34,857	111,150
28,570	19,927	4,090	9,369	29,572	33,270
234,875	4,632	351	1,003	10,803	88,978
130,191	4,775	64	341	18,233	190,408
—	—	—	—	—	—
59,513	8,429	6,830	7,414	14,379	67,521
26,431,320	1,227,505	96,029	127,074	3,566,785	36,754,586
(122,046)	—	(57,927)	(50,794)	—	(328,970)
(122,046)	—	—	—	—	(328,970)
26,187,228	1,227,505	38,102	76,280	3,566,785	36,096,646
60,529,111	2,842,791	10,896	74,753	2,159,222	27,661,560

99,642,164	12,601,814	94,191	(152,885)	19,092,731	36,651,890
10,522,110	—	—	—	—	(6,161,828)
—	—	—	—	—	—
(189,342)	—	—	—	—	—
635,964	(9,877)	(4,680)	2,168	34,311	523,848
739,986,653	17,681,703	670,807	2,138,011	94,456,600	1,288,344,591

(1,808,131)	—	—	(7,790)	(364,742)	—
—	—	—	—	—	—

12,934	18,326	(90)	164	(5,083)	247,638

848,802,352	30,291,966	760,228	1,979,668	113,213,817	1,319,606,139

$909,331,463	$33,134,757	$771,124	$2,054,421	$115,373,039	$1,347,267,699

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Statements of Operations (unaudited) (continued)

	Matthews Asia ESG Fund	Matthews Emerging Asia Fund	Matthews Asia Innovators Fund
INVESTMENT INCOME:
Dividends—Unaffiliated Issuers	$141,055	$3,335,857	$1,040,947
Dividends—Affiliated Issuers (Note 7)	—	64,787	—
Interest	—	—	—
Foreign withholding tax	(13,616)	(343,466)	(137,868)
TOTAL INVESTMENT INCOME	127,439	3,057,178	903,079
EXPENSES:
Investment advisory fees (Note 5)	37,651	1,512,414	396,093
Administration and accounting fees (Note 5)	454	12,099	4,777
Administration and shareholder servicing fees (Note 5)	7,942	211,674	83,580
Accounting out-of-pocket fees	20,257	22,498	16,822
Custodian fees	26,010	326,642	52,518
Printing fees	787	7,156	10,328
Intermediary service fees	9,706	190,315	106,774
Professional fees	25,442	32,687	27,889
Registration fees	8,141	15,331	12,360
Transfer agent fees	285	4,805	6,334
Trustees fees	234	5,090	3,858
Other expenses	7,231	11,753	8,651
TOTAL EXPENSES	144,140	2,352,464	729,984
Advisory fees waived and expenses waived or reimbursed (Note 5)	(64,567)	(304,462)	—
Administration fees waived (Note 5)	—	—	—
NET EXPENSES	79,573	2,048,002	729,984
NET INVESTMENT INCOME (LOSS)	47,866	1,009,176	173,095
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS AND FOREIGN CAPITAL GAINS TAXES:
Net realized gain (loss) on investments—Unaffiliated Issuers	228,626	3,708,993	3,221,780
Net realized gain (loss) on investments—Affiliated Issuers	—	—	—
Net realized foreign capital gains tax	(2,910)	(202,710)	—
Net realized gain (loss) on foreign currency related transactions	(1,353)	(215,075)	(9,821)
Net change in unrealized appreciation/depreciation on investments	1,655,253	28,314,104	27,605,874
Net change in deferred foreign capital gains taxes on unrealized appreciation	(26,127)	(1,040,444)	(264,202)
Net change in unrealized appreciation/depreciation on foreign currency related translations	1,163	5,616	(220)
Net realized and unrealized gain (loss) on investments, foreign currency related transactions and foreign capital gains taxes	1,854,652	30,570,484	30,553,411

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$1,902,518	$31,579,660	$30,726,506

See accompanying notes to financial statements.

106	MATTHEWS ASIA FUNDS

Six-Month Period Ended June 30, 2017

Matthews China Fund	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund	Matthews Asia Small Companies Fund	Matthews China Small Companies Fund

$8,040,696	$7,828,551	$27,000,507	$1,139,477	$2,839,259	$256,901
—	—	1,284,694	—	—	—
—	—	—	—	368	—
(631,229)	—	(2,816,185)	(187,146)	(179,506)	(4,302)
7,409,467	7,828,551	25,469,016	952,331	2,660,121	252,599

1,933,767	6,291,665	10,724,823	600,824	2,041,610	88,282
23,321	75,882	129,338	7,246	16,333	706
408,376	1,327,622	2,265,279	126,859	286,475	12,372
15,155	19,051	22,767	19,833	23,675	19,605
97,068	391,167	195,863	36,563	163,983	27,052
74,401	75,501	75,002	9,021	27,616	2,688
615,944	1,220,549	1,152,508	157,691	342,258	22,071
29,783	54,597	56,419	24,520	37,084	25,118
12,568	27,916	34,896	10,852	20,465	5,830
31,540	33,694	52,434	9,322	7,688	1,580
16,203	43,009	82,336	4,780	14,913	546
21,474	20,835	30,872	8,128	13,157	6,445
3,279,600	9,581,488	14,822,537	1,015,639	2,995,257	212,295
—	—	(11,276)	—	(170,971)	(79,810)
—	—	(11,276)	—	—	—
3,279,600	9,581,488	14,799,985	1,015,639	2,824,286	132,485
4,129,867	(1,752,937)	10,669,031	(63,308)	(164,165)	120,114

39,948,883	18,597,821	28,791,499	4,303,710	22,008,592	417,727
—	202,048	2,189,720	—	—	—
—	—	—	—	(372)	—
46,499	(337,931)	133,814	106,519	66,997	(237)

106,253,234	348,231,118	394,278,016	37,438,448	34,356,316	3,131,714
—	(6,102,890)	—	—	(279,263)	—

28,256	6,924	(120,676)	(3,796)	1,376	926

146,276,872	360,597,090	425,272,373	41,844,881	56,153,646	3,550,130

$150,406,739	$358,844,153	$435,941,404	$41,781,573	$55,989,481	$3,670,244

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Statements of Changes in Net Assets

MATTHEWS ASIA STRATEGIC INCOME FUND	Six-Month Period Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016
OPERATIONS:
Net investment income (loss)	$1,813,208	$3,216,131
Net realized gain (loss) on investments and foreign currency related transactions	40,768	(1,417,663)
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	2,124,758	3,618,263
Net change on foreign capital gains taxes on unrealized appreciation	(42,725)	(15,665)
Net change in unrealized appreciation/depreciation on swaps	33,592	(30,907)
Net increase (decrease) in net assets resulting from operations	3,969,601	5,370,159
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(725,965)	(2,093,040)
Institutional Class	(316,334)	(510,269)
Net decrease in net assets resulting from distributions	(1,042,299)	(2,603,309)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	4,604,258	3,909,410
Total increase (decrease) in net assets	7,531,560	6,676,260
NET ASSETS:
Beginning of period	68,806,863	62,130,603
End of period (including undistributed/(distributions in excess of) net investment income of $492,505 and ($278,404), respectively)	$76,338,423	$68,806,863

MATTHEWS ASIA CREDIT OPPORTUNITIES FUND	Six-Month Period Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016[1]
OPERATIONS:
Net investment income (loss)	$398,784	$424,556
Net realized gain (loss) on investments and foreign currency related transactions	132,011	67,487
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	385,956	136,556
Net change in unrealized appreciation/depreciation on swaps	8,398	(7,727)
Net increase (decrease) in net assets resulting from operations	925,149	620,872
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(167,884)	(323,728)
Institutional Class	(187,537)	(168,476)
Realized gains on investments:
Investor Class	—	(16,637)
Institutional Class	—	(8,450)
Net decrease in net assets resulting from distributions	(355,421)	(517,291)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	2,894,995	16,220,389
Total increase (decrease) in net assets	3,464,723	16,323,970
NET ASSETS:
Beginning of period	16,323,970	—
End of period (including undistributed net investment income of $49,756 and $6,393, respectively)	$19,788,693	$16,323,970

1 Matthews Asia Credit Opportunities Fund commenced operations on April 29, 2016.

See accompanying notes to financial statements.

108	MATTHEWS ASIA FUNDS

MATTHEWS ASIAN GROWTH AND INCOME FUND	Six-Month Period Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016
OPERATIONS:
Net investment income (loss)	$24,223,721	$57,141,212
Net realized gain (loss) on investments and foreign currency related transactions	13,933,807	148,265,239
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	335,903,429	(163,358,332)
Net change on foreign capital gains taxes on unrealized appreciation	(478,319)	—
Net increase (decrease) in net assets resulting from operations	373,582,638	42,048,119
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(10,274,392)	(54,001,197)
Institutional Class	(8,012,571)	(28,340,600)
Realized gains on investments:
Investor Class	—	(96,373,726)
Institutional Class	—	(49,003,449)
Net decrease in net assets resulting from distributions	(18,286,963)	(227,718,972)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	30,129,231	(189,142,084)
REDEMPTION FEES	7	—
Total increase (decrease) in net assets	385,424,913	(374,812,937)
NET ASSETS:
Beginning of period	2,494,241,432	2,869,054,369
End of period (including distributions in excess of net investment income of ($29,334,201) and ($35,270,959), respectively)	$2,879,666,345	$2,494,241,432

MATTHEWS ASIA DIVIDEND FUND	Six-Month Period Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016[1]
OPERATIONS:
Net investment income (loss)	$60,529,111	$87,117,020
Net realized gain (loss) on investments and foreign currency related transactions	110,610,896	55,403,187
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	739,999,587	36,474,493
Net change on foreign capital gains taxes on unrealized appreciation	(1,808,131)	—
Net increase (decrease) in net assets resulting from operations	909,331,463	178,994,700
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(28,768,499)	(49,010,082)
Institutional Class	(27,454,551)	(39,312,230)
Realized gains on investments:
Investor Class	—	(17,325,153)
Institutional Class	—	(13,260,152)
Return of Capital:
Investor Class	—	(15,297,114)
Institutional Class	—	(11,747,472)
Net decrease in net assets resulting from distributions	(56,223,050)	(145,952,203)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	445,509,039	(151,779,230)
REDEMPTION FEES	—	9
Total increase (decrease) in net assets	1,298,617,452	(118,736,724)
NET ASSETS:
Beginning of period	4,684,886,959	4,803,623,683
End of period (including distributions in excess of net investment income of ($3,742,006) and ($8,048,067), respectively)	$5,983,504,411	$4,684,886,959

1	Consolidated Statement of Changes in Net Assets. See Note 2-C.

See accompanying notes to financial statements.

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Statements of Changes in Net Assets (continued)

MATTHEWS CHINA DIVIDEND FUND	Six-Month Period Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016
OPERATIONS:
Net investment income (loss)	$2,842,791	$3,827,576
Net realized gain (loss) on investments and foreign currency related transactions	12,591,937	4,186,024
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	17,700,029	(1,681,925)
Net increase (decrease) in net assets resulting from operations	33,134,757	6,331,675
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	(2,397,156)	(3,001,665)
Institutional Class	(483,473)	(469,585)
Realized gains on investments:
Investor Class	—	(2,247,824)
Institutional Class	—	(382,120)
Net decrease in net assets resulting from distributions	(2,880,629)	(6,101,194)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	19,567,853	7,006,687
Total increase (decrease) in net assets	49,821,981	7,237,168
NET ASSETS:
Beginning of period	188,157,159	180,919,991
End of period (including distributions in excess of net investment income of ($58,916) and ($21,078), respectively)	$237,979,140	$188,157,159

MATTHEWS ASIA VALUE FUND	Six-Month Period Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016
OPERATIONS:
Net investment income (loss)	$10,896	$18,087
Net realized gain (loss) on investments and foreign currency related transactions	89,511	25,479
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	670,717	106,708
Net increase (decrease) in net assets resulting from operations	771,124	150,274
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	—	(129,547)
Institutional Class	—	(10,399)
Realized gains on investments:
Investor Class	—	(8,096)
Institutional Class	—	(542)
Net decrease in net assets resulting from distributions	—	(148,584)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	16,617,344	969,275
Total increase (decrease) in net assets	17,388,468	970,965
NET ASSETS:
Beginning of period	2,703,560	1,732,595
End of period (including undistributed/(distributions in excess of) net investment income of $5,321 and ($5,575), respectively)	$20,092,028	$2,703,560

See accompanying notes to financial statements.

110	MATTHEWS ASIA FUNDS

MATTHEWS ASIA FOCUS FUND	Six-Month Period Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016
OPERATIONS:
Net investment income (loss)	$74,753	$140,261
Net realized gain (loss) on investments and foreign currency related transactions	(150,717)	(230,413)
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	2,138,175	597,323
Net change on foreign capital gains taxes on unrealized appreciation	(7,790)	—
Net increase (decrease) in net assets resulting from operations	2,054,421	507,171
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	—	(70,761)
Institutional Class	—	(87,218)
Net decrease in net assets resulting from distributions	—	(157,979)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(184,886)	(1,414,939)
Total increase (decrease) in net assets	1,869,535	(1,065,747)
NET ASSETS:
Beginning of period	10,109,101	11,174,848
End of period (including undistributed net investment income of $136,719 and $61,966, respectively)	$11,978,636	$10,109,101

MATTHEWS ASIA GROWTH FUND	Six-Month Period Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016
OPERATIONS:
Net investment income (loss)	$2,159,222	$2,400,166
Net realized gain (loss) on investments and foreign currency related transactions	19,127,042	23,160,593
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	94,451,517	(21,403,951)
Net change on foreign capital gains taxes on unrealized appreciation	(364,742)	(391,511)
Net increase (decrease) in net assets resulting from operations	115,373,039	3,765,297
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	—	(4,658,025)
Institutional Class	—	(2,552,696)
Net decrease in net assets resulting from distributions	—	(7,210,721)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(19,178,258)	(157,945,254)
Total increase (decrease) in net assets	96,194,781	(161,390,678)
NET ASSETS:
Beginning of period	615,465,085	776,855,763
End of period (including distributions in excess of net investment income of ($2,408,182) and ($4,567,404), respectively)	$711,659,866	$615,465,085

See accompanying notes to financial statements.

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Statements of Changes in Net Assets (continued)

MATTHEWS PACIFIC TIGER FUND	Six-Month Period Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016
OPERATIONS:
Net investment income (loss)	$27,661,560	$39,910,764
Net realized gain (loss) on investments and foreign currency related transactions	31,013,910	131,856,477
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	1,288,592,229	(195,810,377)
Net increase (decrease) in net assets resulting from operations	1,347,267,699	(24,043,136)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	—	(13,577,737)
Institutional Class	—	(31,600,912)
Realized gains on investments:
Investor Class	—	(50,432,820)
Institutional Class	—	(86,777,397)
Net decrease in net assets resulting from distributions	—	(182,388,866)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	229,921,546	173,707,489
REDEMPTION FEES	53	30
Total increase (decrease) in net assets	1,577,189,298	(32,724,483)
NET ASSETS:
Beginning of period	6,652,690,871	6,685,415,354
End of period (including undistributed net investment income of $27,882,485 and $220,925, respectively)	$8,229,880,169	$6,652,690,871

MATTHEWS ASIA ESG FUND	Six-Month Period Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016
OPERATIONS:
Net investment income (loss)	$47,866	$66,399
Net realized gain (loss) on investments and foreign currency related transactions	224,363	(10,559)
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	1,656,416	53,654
Net change on foreign capital gains taxes on unrealized appreciation	(26,127)	(10,279)
Net increase (decrease) in net assets resulting from operations	1,902,518	99,215
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	—	(85,420)
Institutional Class	—	(54,320)
Net decrease in net assets resulting from distributions	—	(139,740)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	2,391,756	3,863,601
Total increase (decrease) in net assets	4,294,274	3,823,076
NET ASSETS:
Beginning of period	8,757,427	4,934,351
End of period (including undistributed/(distributions in excess of) net investment income of $27,389 and ($20,477), respectively)	$13,051,701	$8,757,427

See accompanying notes to financial statements.

112	MATTHEWS ASIA FUNDS

MATTHEWS EMERGING ASIA FUND	Six-Month Period Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016
OPERATIONS:
Net investment income (loss)	$1,009,176	$2,490,968
Net realized gain (loss) on investments and foreign currency related transactions	3,291,208	2,695,061
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	28,319,720	21,190,343
Net change on foreign capital gains taxes on unrealized appreciation	(1,040,444)	(1,282,859)
Net increase (decrease) in net assets resulting from operations	31,579,660	25,093,513
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	—	(1,321,879)
Institutional Class	—	(1,048,573)
Realized gains on investments:
Investor Class	—	(1,325,678)
Institutional Class	—	(887,884)
Net decrease in net assets resulting from distributions	—	(4,584,014)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	104,279,690	50,373,123
REDEMPTION FEES	59,421	136,866
Total increase (decrease) in net assets	135,918,771	71,019,488
NET ASSETS:
Beginning of period	240,887,983	169,868,495
End of period (including undistributed/(distributions in excess of) net investment income of $857,440 and ($151,736), respectively)	$376,806,754	$240,887,983

MATTHEWS ASIA INNOVATORS FUND	Six-Month Period Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016[1]
OPERATIONS:
Net investment income (loss)	$173,095	($190,585)
Net realized gain (loss) on investments and foreign currency related transactions	3,211,959	8,883,438
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	27,605,654	(23,846,357)
Net change on foreign capital gains taxes on unrealized appreciation	(264,202)	(17,802)
Net increase (decrease) in net assets resulting from operations	30,726,506	(15,171,306)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Realized gains on investments:
Investor Class	—	(8,895,423)
Institutional Class	—	(1,728,457)
Net decrease in net assets resulting from distributions	—	(10,623,880)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	18,145,010	(40,266,401)
Total increase (decrease) in net assets	48,871,516	(66,061,587)
NET ASSETS:
Beginning of period	100,470,954	166,532,541
End of period (including undistributed net investment income (loss) of $50,898 and ($122,197), respectively)	$149,342,470	$100,470,954

1	The Fund’s name changed from Matthews Asia Science and Technology Fund to Matthews Asia Innovators Fund on April 29, 2016.

See accompanying notes to financial statements.

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Statements of Changes in Net Assets (continued)

MATTHEWS CHINA FUND	Six-Month Period Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016[1]
OPERATIONS:
Net investment income (loss)	$4,129,867	$7,458,536
Net realized gain (loss) on investments and foreign currency related transactions	39,995,382	13,454,903
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	106,281,490	(61,459,566)
Net change on foreign capital gains taxes on Unrealized appreciation	—	(17,605)
Net increase (decrease) in net assets resulting from operations	150,406,739	(40,546,127)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	—	(7,918,085)
Institutional Class	—	(287,088)
Realized gains on investments:
Investor Class	—	(38,601,123)
Institutional Class	—	(1,268,492)
Return of Capital:
Investor Class	—	(17,371,599)
Institutional Class	—	(571,054)
Net decrease in net assets resulting from distributions	—	(66,017,441)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(7,806,348)	(115,705,461)
REDEMPTION FEES	—	51
Total increase (decrease) in net assets	142,600,391	(222,268,978)
NET ASSETS:
Beginning of period	511,774,105	734,043,083
End of period (including undistributed/(distributions in excess of) net investment income of $4,112,989 and ($16,878), respectively)	$654,374,496	$511,774,105

1 Consolidated Statement of Changes in Net Assets. See Note 2-C.

MATTHEWS INDIA FUND	Six-Month Period Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016
OPERATIONS:
Net investment income (loss)	($1,752,937)	$1,007,080
Net realized gain (loss) on investments and foreign currency related transactions	18,461,938	28,818,985
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	348,238,042	(50,411,276)
Net change on foreign capital gains taxes on unrealized appreciation	(6,102,890)	1,942,487
Net increase (decrease) in net assets resulting from operations	358,844,153	(18,642,724)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Realized gains on investments:
Investor Class	—	(17,649,381)
Institutional Class	—	(9,260,856)
Net decrease in net assets resulting from distributions	—	(26,910,237)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	293,296,738	57,936,594
Total increase (decrease) in net assets	652,140,891	12,383,633
NET ASSETS:
Beginning of period	1,518,210,627	1,505,826,994
End of period (including undistributed net investment income (loss) of ($1,137,375) and $615,562, respectively)	$2,170,351,518	$1,518,210,627

See accompanying notes to financial statements.

114	MATTHEWS ASIA FUNDS

MATTHEWS JAPAN FUND	Six-Month Period Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016
OPERATIONS:
Net investment income (loss)	$10,669,031	$13,934,587
Net realized gain (loss) on investments and foreign currency related transactions	31,115,033	140,692,829
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	394,157,340	(83,399,840)
Net increase (decrease) in net assets resulting from operations	435,941,404	71,227,576
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	—	(14,892,806)
Institutional Class	—	(12,780,128)
Realized gains on investments:
Investor Class	—	(4,615,399)
Institutional Class	—	(3,490,954)
Net decrease in net assets resulting from distributions	—	(35,779,287)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	45,789,099	1,003,413,662
Total increase (decrease) in net assets	481,730,503	1,038,861,951
NET ASSETS:
Beginning of period	2,988,188,621	1,949,326,670
End of period (including undistributed/(distributions in excess of) net investment income of $2,094,199 and ($8,574,832), respectively)	$3,469,919,124	$2,988,188,621

MATTHEWS KOREA FUND	Six-Month Period Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016
OPERATIONS:
Net investment income (loss)	($63,308)	$434,470
Net realized gain (loss) on investments and foreign currency related transactions	4,410,229	16,478,510
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	37,434,652	(27,906,464)
Net increase (decrease) in net assets resulting from operations	41,781,573	(10,993,484)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	—	(2,065,275)
Institutional Class	—	(116,928)
Realized gains on investments:
Investor Class	—	(10,912,600)
Institutional Class	—	(554,186)
Net decrease in net assets resulting from distributions	—	(13,648,989)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	9,755,040	(32,836,778)
Total increase (decrease) in net assets	51,536,613	(57,479,251)
NET ASSETS:
Beginning of period	150,187,791	207,667,042
End of period (including distributions in excess of net investment income of ($1,785,076) and ($1,721,768), respectively)	$201,724,404	$150,187,791

See accompanying notes to financial statements.

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Statements of Changes in Net Assets (continued)

MATTHEWS ASIA SMALL COMPANIES FUND	Six-Month Period Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016
OPERATIONS:
Net investment income (loss)	($164,165)	$2,775,600
Net realized gain (loss) on investments and foreign currency related transactions	22,075,217	11,047,982
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	34,357,692	(19,272,943)
Net change on foreign capital gains taxes on unrealized appreciation	(279,263)	56,811
Net increase (decrease) in net assets resulting from operations	55,989,481	(5,392,550)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	—	(1,145,221)
Institutional Class	—	(1,307,167)
Net decrease in net assets resulting from distributions	—	(2,452,388)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(85,275,226)	(173,006,090)
REDEMPTION FEES	12,254	123,630
Total increase (decrease) in net assets	(29,273,491)	(180,727,398)
NET ASSETS:
Beginning of period	429,187,310	609,914,708
End of period (including undistributed net investment income of $1,279,658 and $1,443,823, respectively)	$399,913,819	$429,187,310

MATTHEWS CHINA SMALL COMPANIES FUND	Six-Month Period Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016
OPERATIONS:
Net investment income (loss)	$120,114	$224,432
Net realized gain (loss) on investments and foreign currency related transactions	417,490	168,743
Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	3,132,640	(882,977)
Net increase (decrease) in net assets resulting from operations	3,670,244	(489,802)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Investor Class	—	(57,353)
Realized gains on investments:
Investor Class	—	(747,907)
Net decrease in net assets resulting from distributions	—	(805,260)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	197,482	(4,154,641)
REDEMPTION FEES	760	4,924
Total increase (decrease) in net assets	3,868,486	(5,444,779)
NET ASSETS:
Beginning of period	16,101,223	21,546,002
End of period (including undistributed net investment income of $288,530 and $168,416, respectively)	$19,969,709	$16,101,223

See accompanying notes to financial statements.

116	MATTHEWS ASIA FUNDS

Financial Highlights

Matthews Asia Strategic Income Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Six-Month Period Ended June 30, 2017 (unaudited)		Year Ended Dec. 31
			2016	2015	2014	2013	2012
Net Asset Value, beginning of period	$10.43		$9.96	$10.31	$10.42	$10.84	$9.93
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.26		0.50	0.47	0.46	0.40	0.37
Net realized gain (loss) and unrealized appreciation/depreciation on investments, financial futures contracts and foreign currency related transactions, swaps and foreign capital gains taxes	0.33		0.38	(0.53)	(0.19)	(0.48)	0.95
Total from investment operations	0.59		0.88	(0.06)	0.27	(0.08)	1.32
LESS DISTRIBUTIONS FROM:
Net investment income	(0.15)		(0.41)	(0.29)	(0.38)	(0.35)	(0.42)
Net realized gains on investments	—		—	—	—	(0.01)	—
Total distributions	(0.15)		(0.41)	(0.29)	(0.38)	(0.36)	(0.42)
Paid-in capital from redemption fees (Note 4)	—		—	— [2]	— [2]	0.02	0.01
Net Asset Value, end of period	$10.87		$10.43	$9.96	$10.31	$10.42	$10.84
TOTAL RETURN	5.68%	[3]	8.85%	(0.58% )	2.54%	(0.50% )	13.62%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$51,819		$55,409	$51,130	$58,594	$38,051	$29,479
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.30%	[4]	1.33%	1.28%	1.27%	1.28%	1.85%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.15%	[4]	1.15%	1.12%	1.13%	1.20%	1.17%
Ratio of net investment income (loss) to average net assets	4.96%	[4]	4.85%	4.57%	4.36%	3.75%	3.58%
Portfolio turnover[5]	26.36%	[3]	71.50%	50.09%	34.28%	48.71%	18.45%

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2017 (unaudited)		Year Ended Dec. 31
			2016	2015	2014	2013	2012
Net Asset Value, beginning of period	$10.42		$9.96	$10.30	$10.42	$10.83	$9.93
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.28		0.53	0.49	0.48	0.42	0.39
Net realized gain (loss) and unrealized appreciation/depreciation on investments, financial futures contracts, and foreign currency related transactions, swaps and foreign capital gains taxes	0.32		0.36	(0.52)	(0.20)	(0.46)	0.94
Total from investment operations	0.60		0.89	(0.03)	0.28	(0.04)	1.33
LESS DISTRIBUTIONS FROM:
Net investment income	(0.16)		(0.43)	(0.31)	(0.40)	(0.38)	(0.44)
Net realized gains on investments	—		—	—	—	(0.01)	—
Total distributions	(0.16)		(0.43)	(0.31)	(0.40)	(0.39)	(0.44)
Paid-in capital from redemption fees (Note 4)	—		—	— [2]	— [2]	0.02	0.01
Net Asset Value, end of period	$10.86		$10.42	$9.96	$10.30	$10.42	$10.83
TOTAL RETURN	5.80%	[3]	9.02%	(0.27% )	2.64%	(0.20% )	13.74%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$24,519		$13,398	$11,001	$7,840	$7,662	$6,205
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.09%	[4]	1.12%	1.09%	1.07%	1.09%	1.70%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.90%	[4]	0.90%	0.90%	0.93%	1.00%	1.00%
Ratio of net investment income (loss) to average net assets	5.22%	[4]	5.13%	4.81%	4.55%	3.99%	3.70%
Portfolio turnover[5]	26.36%	[3]	71.50%	50.09%	34.28%	48.71%	18.45%

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	Not annualized.
4	Annualized.
5	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

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Financial Highlights (continued)

Matthews Asia Credit Opportunities Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout the period presented.

INVESTOR CLASS	Six-Month Period Ended June 30, 2017 (unaudited)		Period Ended December 31, 2016[1]
Net Asset Value, beginning of period	$10.13		$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.22		0.29
Net realized gain (loss) and unrealized appreciation/depreciation on investments, swaps, and foreign currency related transactions	0.32		0.18
Total from investment operations	0.54		0.47
LESS DISTRIBUTIONS FROM:
Net investment income	(0.20)		(0.32)
Net realized gains on investments	—		(0.02)
Total distributions	(0.20)		(0.34)
Net Asset Value, end of period	$10.47		$10.13
TOTAL RETURN	5.34%	[3]	4.66%	[3]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$6,775		$10,119
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.88%	[4]	2.24%	[4]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.15%	[4]	1.15%	[4]
Ratio of net investment income (loss) to average net assets	4.26%	[4]	4.12%	[4]
Portfolio turnover[5]	16.08%	[3]	18.80%	[3]

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2017 (unaudited)		Period Ended December 31, 2016[1]
Net Asset Value, beginning of period	$10.13		$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.24		0.30
Net realized gain (loss) and unrealized appreciation/depreciation on investments, swaps, and foreign currency related transactions	0.31		0.18
Total from investment operations	0.31		0.48
LESS DISTRIBUTIONS FROM:
Net investment income	(0.21)		(0.33)
Net realized gains on investments			(0.02)
Total distributions	(0.21)		(0.35)
Net Asset Value, end of period	$10.47		$10.13
TOTAL RETURN	5.44%	[3]	4.82%	[3]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$13,014		$6,205
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.63%	[4]	1.99%	[4]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.90%	[4]	0.90%	[4]
Ratio of net investment income (loss) to average net assets	4.64%	[4]	4.28%	[4]
Portfolio turnover[5]	16.08%	[3]	18.80%	[3]

1	Commenced operations on April 29, 2016.
2	Calculated using the average daily shares method.
3	Not annualized.
4	Annualized.
5	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

118	MATTHEWS ASIA FUNDS

Matthews Asian Growth and Income Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2017 (unaudited)		Year Ended Dec. 31
INVESTOR CLASS			2016	2015	2014	2013	2012
Net Asset Value, beginning of period	$14.94		$16.03	$18.01	$18.91	$18.61	$15.07
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.14		0.32	0.39	0.39	0.41	0.43
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	2.08		(0.06)	(1.19)	(0.50)	0.47	3.58
Total from investment operations	2.22		0.26	(0.80)	(0.11)	0.88	4.01
LESS DISTRIBUTIONS FROM:
Net investment income	(0.10)		(0.48)	(0.42)	(0.35)	(0.46)	(0.47)
Net realized gains on investments	—		(0.87)	(0.76)	(0.44)	(0.12)	—
Total distributions	(0.10)		(1.35)	(1.18)	(0.79)	(0.58)	(0.47)
Paid-in capital from redemption fees (Note 4)	—		—	— [2]	— [2]	— [2]	— [2]
Net Asset Value, end of period	$17.06		$14.94	$16.03	$18.01	$18.91	$18.61
TOTAL RETURN	14.87%	[3]	1.34%	(4.50% )	(0.65% )	4.83%	26.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$1,702,131		$1,684,987	$2,045,435	$3,052,565	$3,278,586	$3,214,984
Ratio of expenses to average net assets before any reimbursement or waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.11%	[4]	1.09%	1.09%	1.08%	1.08%	1.11%
Ratio of expenses to average net assets after any reimbursement or waiver or recapture of expenses by Advisor and Administrator	1.11%	[4]	1.09%	1.09%	1.08%	1.08%	1.11%
Ratio of net investment income (loss) to average net assets	1.68%	[4]	1.90%	2.17%	2.03%	2.14%	2.52%
Portfolio turnover[5]	7.91%	[3]	15.64%	16.48%	16.79%	15.27%	17.43%

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2017 (unaudited)		Year Ended Dec. 31
			2016	2015	2014	2013	2012
Net Asset Value, beginning of period	$14.92		$16.02	$18.00	$18.90	$18.60	$15.06
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.16		0.34	0.42	0.42	0.44	0.45
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	2.08		(0.07)	(1.19)	(0.50)	0.48	3.58
Total from investment operations	2.24		0.27	(0.77)	(0.08)	0.92	4.03
LESS DISTRIBUTIONS FROM:
Net investment income	(0.12)		(0.50)	(0.45)	(0.38)	(0.50)	(0.49)
Net realized gains on investments	—		(0.87)	(0.76)	(0.44)	(0.12)	—
Total distributions	(0.12)		(1.37)	(1.21)	(0.82)	(0.62)	(0.49)
Paid-in capital from redemption fees (Note 4)	—		—	— [2]	— [2]	— [2]	—
Net Asset Value, end of period	$17.04		$14.92	$16.02	$18.00	$18.90	$18.60
TOTAL RETURN	14.99%	[3]	1.44%	(4.33% )	(0.48% )	5.04%	27.09%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$1,177,535		$809,254	$823,619	$1,182,690	$1,120,218	$856,876
Ratio of expenses to average net assets before any reimbursement or waiver or recapture of expenses by Advisor and Administrator (Note 5)	0.94%	[4]	0.94%	0.92%	0.92%	0.93%	0.97%
Ratio of expenses to average net assets after any reimbursement or waiver or recapture of expenses by Advisor and Administrator	0.94%	[4]	0.94%	0.92%	0.92%	0.93%	0.97%
Ratio of net investment income (loss) to average net assets	1.92%	[4]	2.06%	2.34%	2.19%	2.30%	2.69%
Portfolio turnover[5]	7.91%	[3]	15.64%	16.48%	16.79%	15.27%	17.43%

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	Not annualized.
4	Annualized.
5	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

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Financial Highlights (continued)

Matthews Asia Dividend Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Six-Month Period Ended June 30, 2017 (unaudited)		Year Ended Dec. 31
			2016[1]	2015[1]	2014[1]	2013	2012
Net Asset Value, beginning of period	$15.52		$15.36	$15.26	$15.60	$14.58	$12.48
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.19		0.28	0.29	0.30	0.32	0.36
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	2.76		0.37	0.31	(0.34)	1.30	2.30
Total from investment operations	2.95		0.65	0.60	(0.04)	1.62	2.66
LESS DISTRIBUTIONS FROM:
Net investment income	(0.17)		(0.29)	(0.27)	(0.23)	(0.60)	(0.56)
Net realized gains on investments	—		(0.11)	(0.23)	—	—	—
Return of capital	—		(0.09)	—	(0.07)	—	—
Total distributions	(0.17)		(0.49)	(0.50)	(0.30)	(0.60)	(0.56)
Paid-in capital from redemption fees (Note 4)	—		—	— [3]	— [3]	— [3]	— [3]
Net Asset Value, end of period	$18.30		$15.52	$15.36	$15.26	$15.60	$14.58
TOTAL RETURN	19.02%	[4]	4.13%	3.86%	(0.32% )	11.27%	21.63%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$3,145,518		$2,650,611	$2,757,910	$2,918,228	$3,669,690	$2,780,043
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.05%	[5]	1.06%	1.06%	1.06%	1.06%	1.09%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.04%	[5]	1.06%	1.05%	1.05%	1.06%	1.09%
Ratio of net investment income (loss) to average net assets	2.18%	[5]	1.79%	1.82%	1.89%	2.04%	2.65%
Portfolio turnover[6]	14.24%	[4]	39.76%	35.98%	20.06%	14.06%	9.17%

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2017 (unaudited)		Year Ended Dec. 31
			2016[1]	2015[1]	2014[1]	2013	2012
Net Asset Value, beginning of period	$15.52		$15.35	$15.26	$15.59	$14.57	$12.48
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.20		0.30	0.32	0.32	0.34	0.37
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	2.75		0.38	0.29	(0.33)	1.30	2.29
Total from investment operations	2.95		0.68	0.61	(0.01)	1.64	2.66
LESS DISTRIBUTIONS FROM:
Net investment income	(0.18)		(0.31)	(0.29)	(0.25)	(0.62)	(0.57)
Net realized gains on investments	—		(0.11)	(0.23)	—	—	—
Return of capital	—		(0.09)	—	(0.07)	—	—
Total distributions	(0.18)		(0.51)	(0.52)	(0.32)	(0.62)	(0.57)
Paid-in capital from redemption fees (Note 4)	—		—	— [3]	— [3]	— [3]	— [3]
Net Asset Value, end of period	$18.29		$15.52	$15.35	$15.26	$15.59	$14.57
TOTAL RETURN	19.03%	[4]	4.33%	3.93%	(0.18% )	11.43%	21.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$2,837,986		$2,034,276	$2,045,713	$2,107,371	$2,124,214	$922,561
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	0.92%	[5]	0.94%	0.93%	0.93%	0.93%	0.97%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.91%	[5]	0.93%	0.92%	0.93%	0.93%	0.97%
Ratio of net investment income (loss) to average net assets	2.37%	[5]	1.91%	1.98%	2.02%	2.17%	2.72%
Portfolio turnover[6]	14.24%	[4]	39.76%	35.98%	20.06%	14.06%	9.17%

1	Consolidated Financial Highlights. See Notes 2-C.
2	Calculated using the average daily shares method.
3	Less than $0.01 per share.
4	Not annualized.
5	Annualized.
6	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

120	MATTHEWS ASIA FUNDS

Matthews China Dividend Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Six-Month Period Ended June 30, 2017 (unaudited)		Year Ended Dec. 31
			2016	2015	2014	2013	2012
Net Asset Value, beginning of period	$14.09		$13.79	$13.37	$13.74	$12.35	$10.06
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.20		0.31	0.29	0.25	0.25	0.25
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	2.21		0.47	1.01	(0.12)	1.35	2.49
Total from investment operations	2.41		0.78	1.30	0.13	1.60	2.74
LESS DISTRIBUTIONS FROM:
Net investment income	(0.20)		(0.28)	(0.28)	(0.36)	(0.23)	(0.46)
Net realized gains on investments	—		(0.20)	(0.60)	(0.14)	—	—
Total distributions	(0.20)		(0.48)	(0.88)	(0.50)	(0.23)	(0.46)
Paid-in capital from redemption fees (Note 4)	—		—	— [2]	— [2]	0.02	0.01
Net Asset Value, end of period	$16.30		$14.09	$13.79	$13.37	$13.74	$12.35
TOTAL RETURN	17.11%	[3]	5.70%	9.54%	0.93%	13.35%	27.81%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$199,697		$160,400	$165,514	$116,954	$125,965	$59,535
Ratio of expenses to average net assets before any reimbursement or waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.19%	[4]	1.22%	1.19%	1.19%	1.24%	1.47%
Ratio of expenses to average net assets after any reimbursement or waiver or recapture of expenses by Advisor and Administrator	1.19%	[4]	1.22%	1.19%	1.19%	1.34%	1.50%
Ratio of net investment income (loss) to average net assets	2.65%	[4]	2.28%	1.97%	1.88%	1.94%	2.24%
Portfolio turnover[5]	45.29%	[3]	72.96%	79.91%	25.43%	20.52%	21.40%

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2017 (unaudited)		Year Ended Dec. 31
			2016	2015	2014	2013	2012
Net Asset Value, beginning of period	$14.09		$13.79	$13.37	$13.74	$12.34	$10.06
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.22		0.29	0.28	0.28	0.33	0.22
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	2.20		0.51	1.04	(0.13)	1.32	2.53
Total from investment operations	2.42		0.80	1.32	0.15	1.65	2.75
LESS DISTRIBUTIONS FROM:
Net investment income	(0.21)		(0.30)	(0.30)	(0.38)	(0.26)	(0.48)
Net realized gains on investments	—		(0.20)	(0.60)	(0.14)	—	—
Total distributions	(0.21)		(0.50)	(0.90)	(0.52)	(0.26)	(0.48)
Paid-in capital from redemption fees (Note 4)	—		—	— [2]	— [2]	0.01	0.01
Net Asset Value, end of period	$16.30		$14.09	$13.79	$13.37	$13.74	$12.34
TOTAL RETURN	17.19%	[3]	5.90%	9.71%	1.11%	13.72%	27.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$38,282		$27,758	$15,406	$30,662	$24,790	$201
Ratio of expenses to average net assets before any reimbursement or waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.04%	[4]	1.06%	1.00%	1.01%	1.08%	1.29%
Ratio of expenses to average net assets after any reimbursement or waiver or recapture of expenses by Advisor and Administrator	1.04%	[4]	1.06%	1.00%	1.01%	1.08%	1.29%
Ratio of net investment income (loss) to average net assets	2.92%	[4]	2.09%	1.89%	2.06%	2.54%	1.87%
Portfolio turnover[5]	45.29%	[3]	72.96%	79.91%	25.43%	20.52%	21.40%

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	Not annualized.
4	Annualized.
5	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	121

Financial Highlights (continued)

Matthews Asia Value Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Six-Month Period Ended June 30, 2017 (unaudited)		Year Ended Dec. 31, 2016	Period Ended Dec. 31, 2015[1]
Net Asset Value, beginning of period	$9.96		$9.85	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.02		$0.09	0.02
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	2.13		$0.65	(0.16)
Total from investment operations	2.15		0.74	(0.14)
LESS DISTRIBUTIONS FROM:
Net investment income	—		($0.59)	(0.01)
Net realized gains on investments	—		($0.04)	—
Total distributions	—		($0.63)	(0.01)
Net Asset Value, end of period	$12.11		$9.96	$9.85
TOTAL RETURN	21.59%	[3]	7.43%	(1.35%	)[3]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$19,662		$2,548	$1,589
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	3.77%	[4]	11.48%	36.42%	[4]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.50%	[4]	1.50%	1.50%	[4]
Ratio of net investment income (loss) to average net assets	0.42%	[4]	0.84%	2.70%	[4]
Portfolio turnover[5]	10.52%	[3]	19.60%	10.80%	[3]

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2017 (unaudited)		Year Ended Dec. 31, 2016	Period Ended Dec. 31, 2015[1]
Net Asset Value, beginning of period	$9.85		$9.83	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.03		0.10	0.02
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	2.11		0.67	(0.15)
Total from investment operations	2.14		0.77	(0.13)
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.71)	(0.04)
Net realized gains on investments	—		(0.04)	—
Total distributions	—		(0.75)	(0.04)
Net Asset Value, end of period	$11.99		$9.85	$9.83
TOTAL RETURN	21.73%	[3]	7.72%	(1.30%	)[3]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$430		$155	$143
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	3.52%	[4]	11.26%	36.17%	[4]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.25%	[4]	1.25%	1.25%	[4]
Ratio of net investment income (loss) to average net assets	0.59%	[4]	1.01%	2.41%	[4]
Portfolio turnover[5]	10.52%	[3]	19.60%	10.80%	[3]

1	Commenced operations on November 30, 2015.
2	Calculated using the average daily shares method.
3	Not annualized.
4	Annualized.
5	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of share issues.

See accompanying notes to financial statements.

122	MATTHEWS ASIA FUNDS

Matthews Asia Focus Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Six-Month Period Ended June 30, 2017 (unaudited)		Year Ended Dec. 31			Period Ended Dec. 31, 2013[1]
			2016	2015	2014
Net Asset Value, beginning of period	$8.98		$8.69	$10.01	$9.66	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.06		0.10	0.11	0.09	0.04
Net realized gain (loss) and unrealized appreciation/depreciation on investments, and foreign currency related transactions and foreign capital gains taxes	1.78		0.32	(1.31)	0.33	(0.30)
Total from investment operations	1.84		0.42	(1.20)	0.42	(0.26)
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.13)	(0.07)	(0.07)	(0.08)
Net realized gains on investments	—		—	(0.05)	—	—
Total distributions	—		(0.13)	(0.12)	(0.07)	(0.08)
Paid-in capital from redemption fees (Note 4)	—		—	— [3]	— [3]	—	[3]
Net Asset Value, end of period	$10.82		$8.98	$8.69	$10.01	$9.66
TOTAL RETURN	20.49%	[4]	4.82%	(12.07% )	4.38%	(2.63%	)[4]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$5,477		$4,713	$5,474	$7,839	$6,258
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	2.37%	[5]	2.47%	2.07%	2.16%	3.50%	[5]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.50%	[5]	1.50%	1.50%	1.57%	1.71%	[5]
Ratio of net investment income (loss) to average net assets	1.20%	[5]	1.14%	1.08%	0.87%	0.64%	[5]
Portfolio turnover[6]	8.64%	[4]	21.10%	23.60%	24.12%	16.23%	[4]

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2017 (unaudited)		Year Ended Dec. 31			Period Ended Dec. 31, 2013[1]
			2016	2015	2014
Net Asset Value, beginning of period	$8.99		$8.69	$10.04	$9.66	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.07		0.13	0.13	0.10	0.05
Net realized gain (loss) and unrealized appreciation/depreciation on investments, and foreign currency related transactions and foreign capital gains taxes	1.79		0.31	(1.33)	0.36	(0.30)
Total from investment operations	1.86		0.44	(1.20)	0.46	(0.25)
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.14)	(0.10)	(0.08)	(0.09)
Net realized gains on investments	—		—	(0.05)	—	—
Total distributions	—		(0.14)	(0.15)	(0.08)	(0.09)
Paid-in capital from redemption fees (Note 4)	—		—	— [3]	— [3]	—	[3]
Net Asset Value, end of period	$10.85		$8.99	$8.69	$10.04	$9.66
TOTAL RETURN	20.69%	[4]	5.05%	(11.96% )	4.77%	(2.48%	)[4]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$6,502		$5,397	$5,700	$7,148	$2,118
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	2.19%	[5]	2.29%	1.91%	1.94%	3.32%	[5]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.25%	[5]	1.25%	1.25%	1.31%	1.50%	[5]
Ratio of net investment income (loss) to average net assets	1.46%	[5]	1.37%	1.30%	0.96%	0.79%	[5]
Portfolio turnover[6]	8.64%	[4]	21.10%	23.60%	24.12%	16.23%	[4]

1	Commenced operations on April 30, 2013.
2	Calculated using the average daily shares method.
3	Less than $0.01 per share.
4	Not annualized.
5	Annualized.
6	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	123

Financial Highlights (continued)

Matthews Asia Growth Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Six-Month Period Ended June 30, 2017 (unaudited)		Year Ended Dec. 31
			2016	2015		2014	2013	2012
Net Asset Value, beginning of period	$21.05		$21.09	$21.10		$21.17	$18.02	$15.34
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.07		0.06	0.11		0.12	0.11	0.15
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactoins and foreign capital gains taxes	3.93		0.13	(0.12)		0.19	3.37	2.53
Total from investment operations	4.00		0.19	(0.01)		0.31	3.48	2.68
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.23)	—		(0.38)	(0.33)	—
Total distributions	—		(0.23)	—		(0.38)	(0.33)	—
Paid-in capital from redemption fees (Note 4)	—		—	—	[2]	— [2]	— [2]	—	[2]
Net Asset Value, end of period	$25.05		$21.05	$21.09		$21.10	$21.17	$18.02
TOTAL RETURN	19.00%	[3]	0.92%	(0.05%	)	1.49%	19.35%	17.47%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$464,309		$419,516	$526,969		$561,922	$558,407	$276,884
Ratio of expenses to average net assets	1.14%	[4]	1.14%	1.11%		1.11%	1.12%	1.16%
Ratio of net investment income (loss) to average net assets	0.57%	[4]	0.30%	0.49%		0.55%	0.55%	0.92%
Portfolio turnover[5]	8.71%	[3]	13.61%	29.51%		22.24%	10.77%	44.76%

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2017 (unaudited)		Year Ended Dec. 31
			2016	2015		2014	2013	2012
Net Asset Value, beginning of period	$21.19		$21.24	$21.19		$21.26	$18.08	$15.37
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.09		0.10	0.16		0.16	0.15	0.17
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactoins and foreign capital gains taxes	3.96		0.13	(0.11)		0.19	3.39	2.54
Total from investment operations	4.05		0.23	0.05		0.35	3.54	2.71
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.28)	—		(0.42)	(0.36)	—
Total distributions	—		(0.28)	—		(0.42)	(0.36)	—
Paid-in capital from redemption fees (Note 4)	—		—	—	[2]	— [2]	— [2]	—	[2]
Net Asset Value, end of period	$25.24		$21.19	$21.24		$21.19	$21.26	$18.08
TOTAL RETURN	19.11%	[3]	1.06%	0.24%		1.63%	19.63%	17.63%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$247,351		$195,949	$249,886		$287,262	$227,852	$147,142
Ratio of expenses to average net assets	0.94%	[4]	0.96%	0.91%		0.91%	0.93%	0.98%
Ratio of net investment income (loss) to average net assets	0.80%	[4]	0.47%	0.72%		0.74%	0.73%	1.02%
Portfolio turnover[5]	8.71%	[3]	13.61%	29.51%		22.24%	10.77%	44.76%

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	Not annualized.
4	Annualized.
5	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

124	MATTHEWS ASIA FUNDS

Matthews Pacific Tiger Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Six-Month Period Ended June 30, 2017 (unaudited)		Year Ended Dec. 31
			2016	2015	2014	2013	2012
Net Asset Value, beginning of period	$22.92		$23.54	$26.57	$24.99	$24.42	$20.33
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.08		0.11	0.42	0.14	0.17	0.18
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	4.55		(0.13)	(0.82)	2.80	0.72	4.09
Total from investment operations	4.63		(0.02)	(0.40)	2.94	0.89	4.27
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.13)	(0.42)	(0.13)	(0.16)	(0.16)
Net realized gains on investments	—		(0.47)	(2.21)	(1.23)	(0.16)	(0.02)
Total distributions	—		(0.60)	(2.63)	(1.36)	(0.32)	(0.18)
Paid-in capital from redemption fees (Note 4)	—	[2]	—	— [2]	— [2]	— [2]	— [2]
Net Asset Value, end of period	$27.55		$22.92	$23.54	$26.57	$24.99	$24.42
TOTAL RETURN	20.20%	[3]	(0.16% )	(1.30% )	11.79%	3.63%	21.00%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$2,899,368		$2,445,183	$2,720,869	$3,047,077	$2,954,108	$2,994,026
Ratio of expenses to average net assets before any reimbursement or waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.09%	[4]	1.09%	1.09%	1.09%	1.09%	1.11%
Ratio of expenses to average net assets after any reimbursement or waiver or recapture of expenses by Advisor and Administrator	1.07%	[4]	1.08%	1.07%	1.08%	1.09%	1.11%
Ratio of net investment income (loss) to average net assets	0.61%	[4]	0.47%	1.53%	0.52%	0.67%	0.82%
Portfolio turnover[5]	2.98%	[3]	5.73%	12.56%	11.38%	7.73%	6.53%

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2017 (unaudited)		Year Ended Dec. 31
			2016	2015	2014	2013	2012
Net Asset Value, beginning of period	$22.90		$23.52	$26.56	$24.97	$24.41	$20.32
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.10		0.16	0.44	0.18	0.21	0.21
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	4.55		(0.14)	(0.80)	2.82	0.71	4.10
Total from investment operations	4.65		0.02	(0.36)	3.00	0.92	4.31
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.17)	(0.47)	(0.18)	(0.20)	(0.20)
Net realized gains on investments	—		(0.47)	(2.21)	(1.23)	(0.16)	(0.02)
Total distributions	—		(0.64)	(2.68)	(1.41)	(0.36)	(0.22)
Paid-in capital from redemption fees (Note 4)	—	[2]	—	— [2]	— [2]	— [2]	— [2]
Net Asset Value, end of period	$27.55		$22.90	$23.52	$26.56	$24.97	$24.41
TOTAL RETURN	20.31%	[3]	0.03%	(1.15% )	12.03%	3.78%	21.24%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$5,330,512		$4,207,508	$3,964,547	$5,049,643	$4,679,039	$3,770,568
Ratio of expenses to average net assets before any reimbursement or waiver or recapture of expenses by Advisor and Administrator (Note 5)	0.91%	[4]	0.91%	0.91%	0.92%	0.92%	0.95%
Ratio of expenses to average net assets after any reimbursement or waiver or recapture of expenses by Advisor and Administrator	0.90%	[4]	0.90%	0.89%	0.91%	0.92%	0.95%
Ratio of net investment income (loss) to average net assets	0.80%	[4]	0.65%	1.61%	0.68%	0.83%	0.95%
Portfolio turnover[5]	2.98%	[3]	5.73%	12.56%	11.38%	7.73%	6.53%

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	Not annualized.
4	Annualized.
5	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	125

Financial Highlights (continued)

Matthews Asia ESG Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Six-Month Period Ended June 30, 2017 (unaudited)		Year Ended Dec. 31, 2016	Period Ended Dec. 31, 2015[1]
Net Asset Value, beginning of period	$8.97		$9.23	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.04		0.07	0.02
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	1.68		(0.20)	(0.75)
Total from investment operations	1.72		(0.13)	(0.73)
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.13)	(0.04)
Total distributions	—		(0.13)	(0.04)
Net Asset Value, end of period	$10.69		$8.97	$9.23
TOTAL RETURN	19.18%	[3]	(1.40% )	(7.30%	)[3]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$7,933		$5,376	$3,248
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	2.62%	[4]	3.54%	9.09%	[4]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.50%	[4]	1.48%	1.44%	[4]
Ratio of net investment income (loss) to average net assets	0.70%	[4]	0.77%	0.25%	[4]
Portfolio turnover[5]	16.30%	[3]	16.10%	21.72%	[3]

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2017 (unaudited)		Year Ended Dec. 31, 2016	Period Ended Dec. 31, 2015[1]
Net Asset Value, beginning of period	$8.92		$9.17	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.05		0.09	0.05
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	1.67		(0.19)	(0.77)
Total from investment operations	1.72		(0.10)	(0.72)
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.15)	(0.11)
Total distributions	—		(0.15)	(0.11)
Net Asset Value, end of period	$10.64		$8.92	$9.17
TOTAL RETURN	19.28%	[3]	(1.16% )	(7.14%	)[3]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$5,119		$3,382	$1,686
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	2.42%	[4]	3.36%	8.90%	[4]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.25%	[4]	1.25%	1.25%	[4]
Ratio of net investment income (loss) to average net assets	1.06%	[4]	0.97%	0.75%	[4]
Portfolio turnover[5]	16.30%	[3]	16.10%	21.72%	[3]

1	Commenced operations on April 30, 2015.
2	Calculated using the average daily shares method.
3	Not annualized.
4	Annualized.
5	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

126	MATTHEWS ASIA FUNDS

Matthews Emerging Asia Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Six-Month Period Ended June 30, 2017 (unaudited)		Year Ended Dec. 31			Period Ended Dec. 31, 2013[1]
			2016	2015	2014
Net Asset Value, beginning of period	$13.18		$11.27	$11.60	$9.93	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.04		0.15	0.04	0.04	(0.01)
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	1.44		2.01	(0.34)	1.69	(0.05)
Total from investment operations	1.48		2.16	(0.30)	1.73	(0.06)
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.13)	— [3]	(0.06)	—	[3]
Return of capital	—		—	—	—	(0.01)
Net realized gains on investments	—		(0.13)	(0.03)	—	—
Total distributions	—		(0.26)	(0.03)	(0.06)	(0.01)
Paid-in capital from redemption fees (Note 4)	—	[3]	0.01	— [3]	— [3]	—	[3]
Net Asset Value, end of period	$14.66		$13.18	$11.27	$11.60	$9.93
TOTAL RETURN	11.23%	[4]	19.25%	(2.56% )	17.39%	(0.61%	)[4]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$201,022		$145,164	$114,590	$110,363	$38,022
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.62%	[5]	1.77%	1.75%	1.78%	2.39%	[5]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.44%	[5]	1.47%	1.50%	1.58%	1.98%	[5]
Ratio of net investment income (loss) to average net assets	0.57%	[5]	1.26%	0.33%	0.34%	(0.08%	)[5]
Portfolio turnover[6]	7.93%	[4]	34.90%	12.14%	8.21%	1.66%	[4]

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2017 (unaudited)		Year Ended Dec. 31			Period Ended Dec. 31, 2013[1]
			2016	2015	2014
Net Asset Value, beginning of period	$13.22		$11.29	$11.60	$9.92	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.06		0.21	0.07	0.06	0.01
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	1.43		1.99	(0.34)	1.69	(0.07)
Total from investment operations	1.49		2.20	(0.27)	1.75	(0.06)
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.15)	(0.01)	(0.07)	—	[3]
Return of capital	—		—	—	—	(0.02)
Net realized gains on investments	—		(0.13)	(0.03)	—	—
Total distributions	—		(0.28)	(0.04)	(0.07)	(0.02)
Paid-in capital from redemption fees (Note 4)	—	[3]	0.01	— [3]	— [3]	—	[3]
Net Asset Value, end of period	$14.71		$13.22	$11.29	$11.60	$9.92
TOTAL RETURN	11.27%	[4]	19.61%	(2.33% )	17.68%	(0.55%	)[4]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$175,785		$95,724	$55,278	$21,350	$2,017
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.48%	[5]	1.62%	1.57%	1.59%	2.21%	[5]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.25%	[5]	1.25%	1.25%	1.33%	1.75%	[5]
Ratio of net investment income (loss) to average net assets	0.79%	[5]	1.72%	0.65%	0.55%	0.19%	[5]
Portfolio turnover[6]	7.93%	[4]	34.90%	12.14%	8.21%	1.66%	[4]

1	Commenced operations on April 30, 2013.
2	Calculated using the average daily shares method.
3	Less than $0.01 per share.
4	Not annualized.
5	Annualized.
6	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	127

Financial Highlights (continued)

Matthews Asia Innovators Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2017 (unaudited)		Year Ended Dec. 31
INVESTOR CLASS			2016	2015	2014	2013		2012
Net Asset Value, beginning of period	$10.10		$12.32	$13.61	$12.59	$9.29		$8.16
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.01		(0.02)	(0.05)	— [2]	0.01		0.03
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	3.03		(1.07)	0.64	1.16	3.30		1.12
Total from investment operations	3.04		(1.09)	0.59	1.16	3.31		1.15
LESS DISTRIBUTIONS FROM:
Net investment income	—		—	—	(0.06)	(0.01)		(0.02)
Net realized gains on investments	—		(1.13)	(1.88)	(0.08)	—		—
Total distributions	—		(1.13)	(1.88)	(0.14)	(0.01)		(0.02)
Paid-in capital from redemption fees (Note 4)	—		—	— [2]	— [2]	—	[2]	— [2]
Net Asset Value, end of period	$13.14		$10.10	$12.32	$13.61	$12.59		$9.29
TOTAL RETURN	30.10%	[5]	(9.10% )	4.48%	9.24%	35.61%		14.11%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$122,547		$83,926	$129,763	$125,612	$111,751		$131,629
Ratio of expenses to average net assets	1.26%	[6]	1.24%	1.18%	1.16%	1.18%		1.18%
Ratio of net investment income (loss) to average net assets	0.25%	[6]	(0.19% )	(0.33% )	(0.02% )	0.07%		0.30%
Portfolio turnover	24.77%	[3,5]	92.25% [3]	72.85% [3]	62.99% [3]	62.04%	[3]	45.76%

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2017 (unaudited)		Year Ended Dec. 31			Period Ended Dec. 31, 2013[4]
			2016	2015	2014
Net Asset Value, beginning of period	$10.14		$12.34	$13.61	$12.58	$10.09
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.03		0.01	(0.02)	0.03	0.04
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	3.04		(1.08)	0.63	1.17	2.48
Total from investment operations	3.07		(1.07)	0.61	1.20	2.52
LESS DISTRIBUTIONS FROM:
Net investment income	—		—	—	(0.09)	(0.03)
Net realized gains on investments	—		(1.13)	(1.88)	(0.08)	—
Total distributions	—		(1.13)	(1.88)	(0.17)	(0.03)
Paid-in capital from redemption fees (Note 4)	—		—	— [2]	— [2]	—	[2]
Net Asset Value, end of period	$13.21		$10.14	$12.34	$13.61	$12.58
TOTAL RETURN	30.28%	[5]	(8.92% )	4.63%	9.54%	24.99%	[5]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$26,795		$16,545	$36,770	$61,088	$49,236
Ratio of expenses to average net assets	1.05%	[6]	1.01%	0.97%	0.95%	1.00%	[6]
Ratio of net investment income (loss) to average net assets	0.47%	[6]	0.06%	(0.16% )	0.21%	0.56%	[6]
Portfolio turnover[3]	24.77%	[5]	92.25%	72.85%	62.99%	62.04%	[5]

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.
4	Institutional Class commenced operations on April 30, 2013.
5	Not annualized.
6	Annualized.

See accompanying notes to financial statements.

128	MATTHEWS ASIA FUNDS

Matthews China Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2017 (unaudited)		Year Ended Dec. 31
INVESTOR CLASS			2016[1]	2015[1]	2014[1]	2013	2012
Net Asset Value, beginning of period	$15.47		$18.42	$21.46	$22.84	$23.47	$21.51
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.12		0.21	0.20	0.24	0.25	0.30
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	4.53		(1.04)	0.30	(1.25)	1.33	2.26
Total from investment operations	4.65		(0.83)	0.50	(1.01)	1.58	2.56
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.26)	(0.21)	(0.27)	(0.26)	(0.35)
Net realized gains on investments	—		(1.29)	(3.33)	(0.10)	(1.95)	(0.25)
Return of capital	—		(0.57)	—	—	—	—
Total distributions	—		(2.12)	(3.54)	(0.37)	(2.21)	(0.60)
Paid-in capital from redemption fees (Note 4)	—		— [3]	— [3]	— [3]	— [3]	— [3]
Net Asset Value, end of period	$20.12		$15.47	$18.42	$21.46	$22.84	$23.47
TOTAL RETURN	30.06%	[4]	(5.18% )	2.41%	(4.42% )	6.84%	11.96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$617,322		$495,900	$709,767	$947,740	$1,286,309	$1,642,090
Ratio of expenses to average net assets	1.13%	[5]	1.18%	1.14%	1.11%	1.08%	1.12%
Ratio of net investment income (loss) to average net assets	1.38%	[5]	1.24%	0.89%	1.09%	1.06%	1.33%
Portfolio turnover[6]	41.09%	[4]	83.82%	66.22%	10.23%	6.29%	9.61%

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2017 (unaudited)		Year Ended Dec. 31
			2016[1]	2015[1]	2014[1]	2013	2012
Net Asset Value, beginning of period	$15.44		$18.39	$21.44	$22.81	$23.45	$21.49
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.21		0.22	0.25	0.28	0.26	0.36
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	4.45		(1.03)	0.27	(1.25)	1.36	2.25
Total from investment operations	4.66		(0.81)	0.52	(0.97)	1.62	2.61
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.28)	(0.24)	(0.30)	(0.31)	(0.40)
Net realized gains on investments	—		(1.29)	(3.33)	(0.10)	(1.95)	(0.25)
Return of capital	—		(0.57)	—	—	—	—
Total distributions	—		(2.14)	(3.57)	(0.40)	(2.26)	(0.65)
Paid-in capital from redemption fees (Note 4)	—		— [3]	— [3]	— [3]	— [3]	— [3]
Net Asset Value, end of period	$20.10		$15.44	$18.39	$21.44	$22.81	$23.45
TOTAL RETURN	30.18%	[4]	(5.06% )	2.50%	(4.22% )	6.97%	12.22%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$37,052		$15,874	$24,276	$52,478	$117,678	$390,744
Ratio of expenses to average net assets	0.99%	[5]	1.03%	0.99%	0.95%	0.91%	0.91%
Ratio of net investment income (loss) to average net assets	2.32%	[5]	1.32%	1.09%	1.27%	1.13%	1.58%
Portfolio turnover[6]	41.09%	[4]	83.82%	66.22%	10.23%	6.29%	9.61%

1	Consolidated Financial Highlights.
2	Calculated using the average daily shares method.
3	Less than $0.01 per share.
4	Not annualized.
5	Annualized.
6	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of share issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	129

Financial Highlights (continued)

Matthews India Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Six-Month Period Ended June 30, 2017 (unaudited)		Year Ended Dec. 31
			2016	2015	2014	2013	2012
Net Asset Value, beginning of period	$25.65		$26.43	$26.46	$16.28	$17.51	$13.59
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.04)		0.01	(0.05)	0.07	0.08	0.11
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	5.73		(0.33)	0.26	10.29	(1.13)	4.17
Total from investment operations	5.69		(0.32)	0.21	10.36	(1.05)	4.28
LESS DISTRIBUTIONS FROM:
Net investment income	—		—	(0.03)	(0.05)	(0.18)	(0.09)
Net realized gains on investments	—		(0.46)	(0.23)	(0.14)	(0.01)	(0.27)
Total distributions	—		(0.46)	(0.26)	(0.19)	(0.19)	(0.36)
Paid-in capital from redemption fees (Note 4)	—		—	0.02	0.01	0.01	— [2]
Net Asset Value, end of period	$31.34		$25.65	$26.43	$26.46	$16.28	$17.51
TOTAL RETURN	22.18%	[3]	(1.23% )	0.90%	63.71%	(5.90% )	31.54%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$1,300,231		$967,009	$1,151,948	$974,838	$427,861	$607,800
Ratio of expenses to average net assets	1.09%	[4]	1.12%	1.11%	1.12%	1.13%	1.18%
Ratio of net investment income (loss) to average net assets	(0.26%	)[4]	0.02%	(0.17% )	0.32%	0.48%	0.65%
Portfolio turnover[5]	3.20%	[3]	15.76%	9.51%	14.86%	8.70%	7.03%

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2017 (unaudited)		Year Ended Dec. 31
			2016	2015	2014	2013	2012
Net Asset Value, beginning of period	$25.77		$26.49	$26.49	$16.31	$17.53	$13.61
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.01)		0.04	0.01	0.09	0.10	0.14
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	5.76		(0.30)	0.26	10.29	(1.11)	4.17
Total from investment operations	5.75		(0.26)	0.27	10.38	(1.01)	4.31
LESS DISTRIBUTIONS FROM:
Net investment income	—		—	(0.06)	(0.08)	(0.21)	(0.12)
Net realized gains on investments	—		(0.46)	(0.23)	(0.14)	(0.01)	(0.27)
Total distributions	—		(0.46)	(0.29)	(0.22)	(0.22)	(0.39)
Paid-in capital from redemption fees (Note 4)	—		—	0.02	0.02	0.01	— [2]
Net Asset Value, end of period	$31.52		$25.77	$26.49	$26.49	$16.31	$17.53
TOTAL RETURN	22.31%	[3]	(1.00% )	1.12%	63.80%	(5.67% )	31.74%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$870,121		$551,202	$353,879	$109,331	$3,234	$36,166
Ratio of expenses to average net assets	0.89%	[4]	0.91%	0.90%	0.94%	0.95%	0.98%
Ratio of net investment income (loss) to average net assets	(0.06%	)[4]	0.16%	0.02%	0.38%	0.61%	0.87%
Portfolio turnover[5]	3.20%	[3]	15.76%	9.51%	14.86%	8.70%	7.03%

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	Not annualized.
4	Annualized.
5	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

130	MATTHEWS ASIA FUNDS

Matthews Japan Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Six-Month Period Ended June 30, 2017 (unaudited)		Year Ended Dec. 31
			2016	2015		2014	2013	2012
Net Asset Value, beginning of period	$18.83		$18.97	$15.70		$16.20	$12.27	$11.34
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.06		0.08	0.04		0.05	0.03	0.10
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	2.69		(0.01)	3.23		(0.48)	4.12	0.84
Total from investment operations	2.75		0.07	3.27		(0.43)	4.15	0.94
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.16)	—		(0.08)	(0.24)	(0.01)
Net realized gains on investments	—		(0.05)	—		—	—	—
Total distributions	—		(0.21)	—		(0.08)	(0.24)	(0.01)
Paid-in capital from redemption fees (Note 4)	—		—	—	[2]	0.01	0.02	— [2]
Net Asset Value, end of period	$21.58		$18.83	$18.97		$15.70	$16.20	$12.27
TOTAL RETURN	14.61%	[3]	0.40%	20.83%		(2.60% )	34.03%	8.32%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$1,954,900		$1,685,872	$1,330,743		$467,854	$312,988	$82,463
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	0.96%	[4]	0.98%	0.99%		1.03%	1.10%	1.20%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.96%	[4]	0.98%	0.99%		1.03%	1.10%	1.20%
Ratio of net investment income (loss) to average net assets	0.62%	[4]	0.43%	0.22%		0.32%	0.19%	0.81%
Portfolio turnover[5]	22.23%	[3]	55.15%	24.19%		42.52%	22.72%	48.58%

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2017 (unaudited)		Year Ended Dec. 31
			2016	2015		2014	2013	2012
Net Asset Value, beginning of period	$18.86		$19.00	$15.71		$16.20	$12.26	$11.34
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.07		0.10	0.05		0.09	0.06	0.12
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	2.69		— [2]	3.24		(0.50)	4.12	0.84
Total from investment operations	2.76		0.10	3.29		(0.41)	4.18	0.96
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.19)	—		(0.09)	(0.26)	(0.04)
Net realized gains on investments	—		(0.05)	—		—	—	—
Total distributions	—		(0.24)	—		(0.09)	(0.26)	(0.04)
Paid-in capital from redemption fees (Note 4)	—		—	—	[2]	0.01	0.02	— [2]
Net Asset Value, end of period	$21.62		$18.86	$19.00		$15.71	$16.20	$12.26
TOTAL RETURN	14.63%	[3]	0.51%	20.94%		(2.47% )	34.27%	8.47%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$1,515,019		$1,302,317	$618,583		$154,750	$59,702	$22,233
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	0.86%	[4]	0.88%	0.87%		0.90%	0.96%	1.04%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.86%	[4]	0.88%	0.87%		0.90%	0.96%	1.04%
Ratio of net investment income (loss) to average net assets	0.71%	[4]	0.54%	0.28%		0.58%	0.41%	0.99%
Portfolio turnover[5]	22.23%	[3]	55.15%	24.19%		42.52%	22.72%	48.58%

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	Not annualized.
4	Annualized.
5	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

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Financial Highlights (continued)

Matthews Korea Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Six-Month Period Ended June 30, 2017 (unaudited)		Year Ended Dec. 31
			2016	2015	2014	2013	2012
Net Asset Value, beginning of period	$5.25		$6.15	$5.65	$5.95	$5.64	$4.59
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	—		0.02	0.01	— [2]	— [2]	—	[2]
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	1.41		(0.41)	0.83	(0.05)	0.57	1.10
Total from investment operations	1.41		(0.39)	0.84	(0.05)	0.57	1.10
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.08)	(0.01)	—	(0.02)	—
Net realized gains on investments	—		(0.43)	(0.33)	(0.25)	(0.24)	(0.05)
Total distributions	—		(0.51)	(0.34)	(0.25)	(0.26)	(0.05)
Paid-in capital from redemption fees (Note 4)	—		—	— [2]	— [2]	— [2]	—	[2]
Net Asset Value, end of period	$6.66		$5.25	$6.15	$5.65	$5.95	$5.64
TOTAL RETURN	26.86%	[3]	(6.32% )	15.16%	(0.73% )	10.11%	24.05%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$182,165		$142,726	$147,685	$127,774	$138,830	$141,247
Ratio of expenses to average net assets	1.13%	[4]	1.15%	1.10%	1.11%	1.13%	1.16%
Ratio of net investment income (loss) to average net assets	(0.08%	)[4]	0.41%	0.18%	0.04%	0.02%	0.01%
Portfolio turnover[5]	8.63%	[3]	34.73%	20.36%	17.37%	46.20%	34.84%

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2017 (unaudited)		Year Ended Dec. 31
			2016	2015	2014	2013	2012
Net Asset Value, beginning of period	$5.27		$6.18	$5.68	$5.96	$5.67	$4.61
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	—		(0.02)	0.02	0.05	— [2]	—	[2]
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	1.43		(0.37)	0.83	(0.08)	0.56	1.11
Total from investment operations	1.43		(0.39)	0.85	(0.03)	0.56	1.11
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.09)	(0.02)	—	(0.03)	—
Net realized gains on investments	—		(0.43)	(0.33)	(0.25)	(0.24)	(0.05)
Total distributions	—		(0.52)	(0.35)	(0.25)	(0.27)	(0.05)
Paid-in capital from redemption fees (Note 4)	—		—	— [2]	— [2]	— [2]	—	[2]
Net Asset Value, end of period	$6.70		$5.27	$6.18	$5.68	$5.96	$5.67
TOTAL RETURN	27.14%	[3]	(6.31% )	15.27%	(0.39% )	9.87%	24.16%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$19,599		$7,462	$59,982	$91,431	$12,283	$8,597
Ratio of expenses to average net assets	1.01%	[4]	0.97%	0.93%	0.93%	0.97%	1.00%
Ratio of net investment income (loss) to average net assets	0.01%	[4]	(0.31% )	0.28%	0.87%	(0.03% )	(0.07%	)
Portfolio turnover[5]	8.63%	[3]	34.73%	20.36%	17.37%	46.20%	34.84%

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	Not annualized.
4	Annualized.
5	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of share issued.

See accompanying notes to financial statements.

132	MATTHEWS ASIA FUNDS

Matthews Asia Small Companies Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Six-Month Period Ended June 30, 2017 (unaudited)		Year Ended Dec. 31
			2016	2015	2014	2013		2012
Net Asset Value, beginning of period	$19.05		$19.41	$21.46	$19.34	$18.13		$14.77
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.02)		0.09	0.02	0.09	0.11		0.17
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	2.78		(0.37)	(2.05)	2.11	1.19		3.36
Total from investment operations	2.76		(0.28)	(2.03)	2.20	1.30		3.53
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.08)	(0.03)	(0.08)	(0.09)		(0.09)
Net realized gains on investments	—		—	—	—	—		(0.08)
Total distributions	—		(0.08)	(0.03)	(0.08)	(0.09)		(0.17)
Paid-in capital from redemption fees (Note 4)	—	[2]	— [2]	0.01	— [2]	—	[2]	— [2]
Net Asset Value, end of period	$21.81		$19.05	$19.41	$21.46	$19.34		$18.13
TOTAL RETURN	14.49%	[3]	(1.44% )	(9.43% )	11.39%	7.19%		23.92%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$204,540		$254,226	$387,747	$599,082	$407,352		$366,753
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.55%	[4]	1.49%	1.48%	1.47%	1.47%		1.50%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.50%	[4]	1.47%	1.47%	1.47%	1.47%		1.50%
Ratio of net investment income (loss) to average net assets	(0.24%	)[4]	0.45%	0.08%	0.44%	0.58%		1.06%
Portfolio turnover	31.93%	[3,5]	44.44% [5]	48.29% [5]	21.70% [5]	37.01%	[5]	27.95%

INSTITUTIONAL CLASS	Six-Month Period Ended June 30, 2017 (unaudited)		Year Ended Dec. 31			Period Ended Dec. 31, 2013[6]
			2016	2015	2014
Net Asset Value, beginning of period	$19.03		$19.40	$21.46	$19.33	$19.44
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.01		0.12	0.11	0.15	0.18
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	2.78		(0.36)	(2.10)	2.10	(0.16)
Total from investment operations	2.79		(0.24)	(1.99)	2.25	0.02
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.13)	(0.08)	(0.12)	(0.13)
Total distributions	—		(0.13)	(0.08)	(0.12)	(0.13)
Paid-in capital from redemption fees (Note 4)	—	[2]	— [2]	0.01	— [2]	—	[2]
Net Asset Value, end of period	$21.82		$19.03	$19.40	$21.46	$19.33
TOTAL RETURN	14.66%	[3]	(1.24% )	(9.23% )	11.65%	0.13%	[3]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$195,374		$174,962	$222,168	$77,168	$44,769
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.37%	[4]	1.34%	1.30%	1.27%	1.25%	[4]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.25%	[4]	1.25%	1.25%	1.26%	1.25%	[4]
Ratio of net investment income (loss) to average net assets	0.10%	[4]	0.64%	0.53%	0.70%	1.39%	[4]
Portfolio turnover[5]	31.93%	[3]	44.44%	48.29%	21.70%	37.01%	[3]

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	Not annualized.
4	Annualized.
5	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.
6	Institutional Class commenced operations on April 30, 2013.

See accompanying notes to financial statements.

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Financial Highlights (continued)

Matthews China Small Companies Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Six-Month Period Ended June 30, 2017 (unaudited)		Year Ended Dec. 31
			2016	2015	2014	2013	2012
Net Asset Value, beginning of period	$8.21		$8.79	$9.21	$9.89	$7.76	$7.04
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.06		0.10	0.08	0.01	0.02	0.03
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	1.84		(0.28)	0.27	(0.33)	2.22	0.68
Total from investment operations	1.90		(0.18)	0.35	(0.32)	2.24	0.71
LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.03)	(0.06)	(0.02)	(0.11)	(0.02)
Net realized gains on investments	—		(0.37)	(0.72)	—	—	—
Return of capital;	—		—	—	(0.34)	—	—
Total distributions	—		(0.40)	(0.78)	(0.36)	(0.11)	(0.02)
Paid-in capital from redemption fees (Note 4)	—	[2]	— [2]	0.01	— [2]	— [2]	0.03
Net Asset Value, end of period	$10.11		$8.21	$8.79	$9.21	$9.89	$7.76
TOTAL RETURN	23.14%	[3]	(2.35% )	4.07%	(3.33% )	28.85%	10.53%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$19,970		$16,101	$21,546	$22,068	$26,674	$10,266
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	2.41%	[4]	2.24%	2.10%	1.90%	2.04%	3.26%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.50%	[4]	1.50%	1.50%	1.67%	2.00%	2.00%
Ratio of net investment income (loss) to average net assets	1.36%	[4]	1.17%	0.80%	0.14%	0.17%	0.40%
Portfolio turnover	30.20%	[3]	63.15%	72.49%	32.42%	10.28%	34.01%

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	Not annualized.
4	Annualized.

See accompanying notes to financial statements.

134	MATTHEWS ASIA FUNDS

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

Matthews Asia Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently issues eighteen separate series of shares (each a “Fund” and collectively, the “Funds”): Matthews Asia Strategic Income Fund, Matthews Asia Credit Opportunities Fund, Matthews Asian Growth and Income Fund, Matthews Asia Dividend Fund, Matthews China Dividend Fund, Matthews Asia Value Fund, Matthews Asia Focus Fund, Matthews Asia Growth Fund, Matthews Pacific Tiger Fund, Matthews Asia ESG Fund, Matthews Emerging Asia Fund, Matthews Asia Innovators Fund, Matthews China Fund, Matthews India Fund, Matthews Japan Fund, Matthews Korea Fund, Matthews Asia Small Companies Fund, and Matthews China Small Companies Fund. Each Fund except for Matthews China Small Companies Fund currently offers two classes of shares: Investor Class and Institutional Class. Matthews China Small Companies Fund currently offers only Investor Class shares. Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except each class may be subject to different class expenses as outlined in the relevant prospectus and each class has exclusive voting rights with respect to matters solely affecting such class.

The Matthews Japan Fund closed to most new investors effective after market closing on July 29, 2016, but will continue to accept investments from existing shareholders.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

A.	SECURITY VALUATION: The value of the Matthews Asia Funds’ (each a “Fund”, and collectively the “Funds” or the “Trust”) securities is based on market quotations for those securities, or on their fair value determined by the valuation policies approved by the Funds’ Board of Trustees (the “Board”). Market quotations and valuation information are provided by commercial pricing services or securities dealers that are independent of the Funds and Matthews International Capital Management, LLC (“Matthews”), in accordance with procedures established by the Funds’ Board. Foreign exchange-traded securities are valued as of the close of trading on the primary exchange on which they trade. Securities that trade in over-the-counter markets, including most debt securities (bonds), may be valued by other third-party vendors or by using indicative bid quotations from dealers or market makers, or other available market information. Market values for securities are determined based on quotations, market data or other information from the principal (or most advantageous) market on which the security is traded. Market quotations for equity securities used by the Funds include last reported sale prices, or, if such prices are not reported or available, bid and ask prices. Financial futures contracts traded on exchanges are valued at their settlement price. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined at the close of business on the New York Stock Exchange (“NYSE”). Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The Funds may also utilize independent pricing services to assist them in determining a current market value for each security based on sources believed to be reliable.

The Board has delegated to the Board’s Valuation Committee the responsibility for oversight of the fair valuation process under the Trust’s Valuation and Pricing Policy. The Board’s Valuation Committee, in turn, has delegated the determination of fair value prices under Matthews’ Valuation and Pricing Procedures to Matthews’ Valuation Committee (the “Valuation Committee”). The Board’s Valuation Committee will review and approve fair value determinations by Matthews’ Valuation Committee in accordance with the Valuation and Pricing Policy. When fair value pricing is employed, the prices of securities used by a Fund to calculate its Net Asset Value (“NAV”) may differ from any quoted or published prices for the same securities for that day. All fair value determinations are made subject to the Board’s oversight. Events affecting the value of foreign investments may occur between the time at which they are determined and when the Funds calculate their NAV, which is normally the close of trading on the NYSE. If such events render market quotations unreliable, and the impact of such events can be reasonably determined, the investments will be valued at their fair value in accordance with pricing policies. The fair value of a security held by the Funds may be determined using the services of third-party pricing services to assist in this process.

The books and records of the Funds are maintained in U.S. dollars. Transactions, portfolio securities, and assets and liabilities denominated in a foreign currency are translated and recorded in U.S. dollars at the prevailing exchange rate as of the close of trading on the NYSE. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds isolate that portion of gains and losses on investments in fixed income securities that is due to changes in foreign exchange rate from that which is due to changes in market prices of securities.

Foreign securities held by the Funds may be traded on days and at times when the NYSE is closed. Accordingly, the value of the Funds may be significantly affected on days when shareholders have no access to the Funds.

B.	FAIR VALUE MEASUREMENTS: In accordance with the guidance on fair value measurements and disclosures under generally accepted accounting principles in the United States (“U.S. GAAP”), the Funds disclose the fair value of their investments and derivative financial instruments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). Various inputs are used in determining the fair value of investments and derivative financial instruments, which are as follows:

Level 1: Quoted prices in active markets for identical securities.

Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, foreign exchange etc.).

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments and derivative financial instruments).

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Notes to Financial Statements (unaudited) (continued)

The summary of inputs used to determine the fair valuation of the Fund’s investments and derivative financials instruments as of June 30, 2017 is as follows:

	Matthews Asia Strategic Income Fund	Matthews Asia Credit Opportunities Fund	Matthews Asian Growth and Income Fund	Matthews Asia Dividend Fund	Matthews Asia Value Fund	Matthews Asia Focus Fund	Matthews Asia Growth Fund
Assets:
Investments:
Level 1: Quoted Prices
China/Hong Kong	$—	$—	$146,411,692	$381,540,115	$2,464,380	$221,250	$88,332,905
India	—	—	—	12,854,232	—	—	—
Indonesia	—	—	48,329,918	47,305,827	—	—	12,285,422
Israel	—	—	—	—	190,502	—	—
Japan	—	—	—	36,041,763	—	—	—
Malaysia	—	—	35,386,190	—	733,389	317,624	—
Pakistan	—	—	—	—	—	—	10,270,187
Philippines	—	—	30,135,553	58,758,443	—	—	5,669,569
Singapore	—	—	—	57,899,654	—	—	—
South Korea	—	—	3,769,315	—	1,694,056	—	—
Sri Lanka	—	—	—	—	—	—	24,852,335
Taiwan	—	—	59,885,535	105,856,782	—	—	—
United States	—	—	91,706,365	—	302,810	622,232	—
Vietnam	—	—	43,639,975	82,422,200	—	—	18,006,793
Level 2: Other Significant Observable Inputs
Foreign Government Obligations[a]	30,894,709	2,246,582	—	—	—	—	—
Non-Convertible Corporate Bonds[a]	37,257,268	14,409,831	—	—	—	—	—
Convertible Corporate Bonds[a]	6,350,750	1,715,250	293,349,408	—	—	—	—
Common Equities:
Australia	—	—	140,390,868	85,484,086	—	250,607	32,261,883
Bangladesh	—	—	—	—	—	—	20,303,012
China/Hong Kong	—	—	557,521,054	1,613,084,219	2,764,275	3,830,762	28,786,982
India	—	—	49,082,753	252,426,811	—	519,129	75,143,397
Indonesia	—	—	64,127,400	104,968,756	—	468,280	93,774,529
Japan	—	—	177,624,370	1,568,708,437	2,198,657	316,333	270,532,681
Luxembourg	—	—	—	81,557,941	—	—	—
Malaysia	—	—	61,300,920	—	196,630	311,821	—
New Zealand	—	—	41,199,718	—	—	—	—
Norway	—	—	42,175,432	—	—	—	—
Philippines	—	—	—	—	—	—	14,852,447
Singapore	—	—	335,479,932	391,622,326	864,579	1,483,415	—
South Korea	—	—	254,075,330	521,328,880	3,391,018	1,611,351	—
Switzerland	—	—	—	—	301,206	286,890	—
Taiwan	—	—	77,082,308	57,074,627	1,030,766	878,509	3,619,475
Thailand	—	—	36,045,578	123,578,083	—	324,011	7,664,439
Vietnam	—	—	—	—	—	—	2,931,757
Preferred Equities:
South Korea	—	—	89,235,798	307,627,555	1,869,946	—	—
Level 3: Significant Unobservable Inputs
Common Equities:
China/Hong Kong	—	—	40,866,096	—	—	—	—
Total Market Value of Investments	$74,502,727	$18,371,663	$2,718,821,508	$5,890,140,737	$18,002,214	$11,442,214	$709,287,813

a	Industry, countries, or security types are disclosed on the Schedule of Investments.

136	MATTHEWS ASIA FUNDS

	Matthews Asia Strategic Income Fund	Matthews Asia Credit Opportunities Fund
Derivative Financial Instruments[1]
Assets
Level 2: Other Significant Observable Inputs
Foreign Currency Exchange Contracts	$171,473	$—
Credit default swaps	2,685	671

	$174,158	$671
Liabilities
Level 2: Other Significant Observable Inputs
Foreign Currency Exchange Contracts	($47,981)	$—

1	Derivative financial instruments are foreign currency exchange contracts and swaps. Foreign currency exchange contracts and swaps are valued at the unrealized appreciation/depreciation on the instrument.

	Matthews China Dividend Fund	Matthews China Fund	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund	Matthews China Small Companies Fund
Assets:
Investments:
Level 1: Quoted Prices
Common Equities:
Consumer Discretionary	$11,980,373	$56,655,558	$8,772,613	$—	$9,842,674	$1,597,836
Consumer Staples	4,110,857	3,717,489	65,438,203	—	—	—
Financials	1,830,984	—	87,081,327	—	3,049,312	—
Health Care	4,270,403	3,314,321	99,209,378	—	—	1,049,919
Industrials	10,782,056	—	63,331,391	—	—	539,439
Information Technology	6,072,726	94,790,062	86,339,920	—	—	715,975
Materials	—	5,301,747	—	—	—	—
Real Estate	9,186,116	—	—	—	—	—
Telecommunication Services	6,441,410	—	—	—	7,748,986	—
Preferred Equities:
Financials	—	—	—	—	4,869,589	—
Level 2: Other Significant Observable Inputs
Common Equities:
Consumer Discretionary	29,179,450	35,645,968	196,381,058	624,393,389	22,490,130	2,724,453
Consumer Staples	11,001,713	20,958,763	323,316,743	387,605,277	5,636,270	521,247
Energy	6,989,074	38,704,792	—	—	4,907,169	711,393
Financials	42,326,994	188,819,152	619,842,799	418,603,937	34,747,832	845,080
Health Care	12,838,742	—	134,027,095	344,626,024	11,070,853	1,511,302
Industrials	19,179,759	26,649,806	194,782,396	858,627,610	3,179,604	4,513,550
Information Technology	32,478,316	107,606,510	181,991,973	361,193,731	38,907,913	2,456,569
Materials	5,369,803	17,861,476	79,777,305	197,964,797	8,261,414	753,958
Real Estate	—	24,910,743	—	116,002,443	—	1,181,768
Telecommunication Services	11,345,545	10,096,699	—	77,843,443	—	—
Utilities	4,833,102	12,219,420	—	—	—	—
Preferred Equities:
Consumer Discretionary	—	—	—	—	6,021,213	—
Consumer Staples	—	—	—	—	9,099,415	—
Energy	—	—	—	—	2,575,632	—
Information Technology	—	—	—	—	17,808,506	—
Materials	—	—	—	—	3,897,505	—
Level 3: Significant Unobservable Inputs
Common Equities:
Consumer Staples	—	—	—	—	4,669,124	—
Information Technology	—	—	—	—	—	250
Total Market Value of Investments	$230,217,423	$647,252,506	$2,140,292,201	$3,386,860,651	$198,783,141	$19,122,739

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Notes to Financial Statements (unaudited) (continued)

	Matthews Pacific Tiger Fund	Matthews Asia ESG Fund	Matthews Emerging Asia Fund	Matthews Asia Innovators Fund	Matthews Asia Small Companies Fund
Assets:
Investments:
Level 1: Quoted Prices
Common Equities:
Bangladesh	$—	$—	$22,990,276	$—	$—
China/Hong Kong	701,147,178	637,704	3,645,349	41,899,311	30,735,487
India	—	558,186	4,112,911	—	4,920,069
Indonesia	24,516,474	—	7,951,701	2,172,997	16,505,409
Israel	—	—	—	—	1,383,120
Japan	6,789,056	111,297	—	—	—
Malaysia	15,762,368	—	—	—	4,285,325
Pakistan	—	175,408	43,547,113	—	—
Philippines	—	239,436	12,790,501	3,827,988	7,532,090
Singapore	14,058,399	169,356	—	—	5,176,394
South Korea	—	—	—	2,596,132	10,538,759
Sri Lanka	—	141,864	13,665,521	—	—
Taiwan	—	191,570	—	—	—
United States	231,814,722	—	—	—	4,685,878
Vietnam	213,783,932	—	73,765,809	5,006,465	185,704
Warrants:
Malaysia	4,653,027	—	—	—	—
Level 2: Other Significant Observable Inputs
Common Equities:
Australia	—	—	2,447,098	—	—
Bangladesh	—	757,155	21,156,169	3,893,015	—
China/Hong Kong	1,880,912,241	2,233,736	26,866,348	20,005,674	88,553,114
India	1,639,857,581	1,017,196	42,179,228	9,938,876	38,762,515
Indonesia	501,869,396	439,640	38,410,724	5,441,431	12,430,293
Japan	—	1,639,172	—	—	13,450,029
Luxembourg	—	210,445	—	—	—
Malaysia	264,273,093	—	—	—	13,830,575
Pakistan	—	164,751	24,273,650	—	—
Philippines	200,935,438	398,840	6,848,662	—	4,319,492
Singapore	—	161,191	2,333,706	—	—
South Korea	887,044,047	1,175,105	—	30,872,975	47,700,647
Sri Lanka	—	—	11,667,136	—	—
Switzerland	214,480,394	—	—	—	—
Taiwan	471,115,993	1,397,677	—	10,509,271	56,871,758
Thailand	477,119,844	573,467	1,707,973	4,898,912	13,730,103
Vietnam	—	—	2,919,165	—	—
Preferred Equities:
South Korea	—	616,292	—	4,796,926	—
Level 3: Significant Unobservable Inputs
Common Equities:
South Korea	151,121,738	—	—	—	3,629,074
Total Market Value of Investments	$7,901,254,921	$13,009,488	$363,279,040	$145,859,973	$379,225,835

138	MATTHEWS ASIA FUNDS

Foreign securities that are valued based on market quotations are categorized as Level 1 in the fair value hierarchy. Certain foreign securities may be fair valued by external pricing services when the Funds determine that events affecting the value of foreign securities which occur between the time at which they are determined and the close of trading on the NYSE render market quotations unreliable. Such fair valuations are typically categorized as Level 2 in the fair value hierarchy. The Funds’ policy is to recognize transfers in and transfers out as of the beginning of the reporting period. At June 30, 2017, the Funds utilized third-party pricing services to fair value certain securities, some of which were different than the securities which had been valued by third-party pricing services at December 31, 2016. As a result, certain securities held by the Funds were transferred from Level 2 into Level 1 and certain securities held by the Funds were transferred from Level 1 to Level 2 with beginning of period values as follows:

	Transfer to Level 1 from Level 2	Transfer to Level 2 from Level 1
Matthews Asian Growth and Income Fund	$57,174,611	$—
Matthews Asia Dividend Fund	289,078,417	126,089,312
Matthews China Dividend Fund	16,285,742	—
Matthews Asia Value Fund	147,205	—
Matthews Asia Focus Fund	243,603	—
Matthews Asia Growth Fund	33,320,944	23,164,790
Matthews Pacific Tiger Fund	286,185,709	123,629,144
Matthews Asia ESG Fund	174,565	717,536
Matthews Emerging Asia Fund	29,510,658	23,199,434
Matthews Asia Innovators Fund	8,169,004	1,989,052
Matthews India Fund	115,040,381	105,964,950
Matthews Japan Fund	—	—
Matthews Korea Fund	11,536,221	—
Matthews Asia Small Companies Fund	28,868,521	17,874,071
Matthews China Small Companies Fund	746,492	681,018

Level 3 securities consisted of equities that, as of June 30, 2017, were suspended from trading. As described in Note 2-A, these securities are valued based on their fair value as determined under the direction of the Board. The significant unobservable inputs, the methodology used for valuing such securities, and the characterization of such securities as Level 3 securities are not necessarily an indication of liquidity, or the risk associated with investing in these securities. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 securities and could impact overall Fund performance. Level 2 equity securities consist primarily of securities that have been fair valued by third-party pricing services (see Note 2-A).

A reconciliation of Level 3 investments for which significant unobservable inputs were used to determine value are as follows:

	Matthews Asian Growth and Income Fund	Matthews Pacific Tiger Fund	Matthews Emerging Asia Fund	Matthews Korea Fund	Matthews Asia Small Companies Fund	Matthews China Small Companies Fund
	Common Equities — China/Hong Kong	Common Equities — South Korea	Common Equities — Pakistan	Common Equities — Consumer Staples	Common Equities — South Korea	Common Equities — Information Technology
Balance as of 12/31/16 (market value)	$—	$43,840,293	$332,382	$—	$—	$251

Accrued discounts/premiums	—	—	—	—	—	—

Realized gain/(loss)	—	—	—	—	25,442	—

Change in unrealized appreciation/depreciation	6,282,955	33,462,006	—	955,718	(841,640)	(1)

Purchases	—	—	—	1,713,928	3,476,933	—

Sales	—	—	—		(250,036)	—

Transfers in to Level 3*	34,583,141	117,659,732	—	1,999,478	1,218,375	—

Transfers out of Level 3*	—	(43,840,293)	(332,382)	—	—	—
Balance as of 6/30/17 (market value)	$40,866,096	$151,121,738	$—	$4,669,124	$3,629,074	$250
Net change in unrealized appreciation/depreciation on Level 3 investments held as of 6/30/17**	$6,282,955	$33,462,006	$—	$955,718	($841,640)	($1)

*	The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.
**	Included in the related amounts on the Statements of Operations.

Certain foreign securities, for which market quotations are not readily available, may be fair valued and classified as either Level 2 or Level 3. When the underlying inputs include significant observable inputs obtained from sources independent of the Funds, the securities are classified as Level 2. These inputs include evaluated prices from the Funds’ pricing vendors, day-on-day price changes, primary and ancillary pricing sources, and other available independent market indicators of value. When the underlying inputs include significant unobservable inputs and reflect assumptions of market participants, the securities are classified as Level 3. As of June 30, 2017, the Funds that previously used quoted prices or observable inputs now also utilize significant unobservable inputs for certain securities that were suspended from trading. As a result, certain securities held by the Funds that were previously classified as Level 1 or Level 2 were transferred to Level 3. Certain securities held by the Funds that were suspended from trading and classified as Level 3 on December 31, 2016 subsequently resumed trading and were transferred from Level 3 to Level 1, Level 2 or were sold.

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Notes to Financial Statements (unaudited) (continued)

The following table summarizes the valuation techniques used and unobservable inputs developed by the Valuation Committee to determine the fair value of certain, material Level 3 investments:

	Value	Valuation Technique	Unobservable Input[1]	Unobservable Input - Proxy Factor Price Movement
Matthews Asia Small Companies Fund Assets:
Common Equity	$3,629,074	Last Price[2] Multiplied by Proxy factor[3]	Proxy factor[3]	-7%

1	Increase in unobservable input may result in a significant increase to value, while a decrease in unobservable input may result in a significant decrease to value.
2	Last Price could include closing price, last reported sales price, or last fair valued price as described in Note 2-A.
3	Proxy factor considers movement of Vitzro Tech Co., Ltd.

C.	BASIS OF CONSOLIDATION: The accompanying consolidated financial statements of Matthews China Fund and Matthews Asia Dividend Fund (the “Investing Funds”) include the accounts of the Matthews CF-U Series and Matthews ADF-U Series (the “U Series Funds”), respectively. The U Series Funds are series of Matthews A Share Selections Fund, LLC, a Delaware limited liability company registered under the 1940 Act. All of the interests offered by U Series Funds are exclusively owned by the Investing Funds. The U Series Funds primarily invest in the stocks of Chinese companies listed on Mainland China Stock Exchanges, and traded and denominated in the currency of China, the Renminbi. To allow U Series Funds to invest in China A Shares Matthews applied for and received a license from the China Securities Regulatory Commission as a Qualified Foreign Institutional Investor (“QFII”) and had been allocated by the State Administration of Foreign Exchange of China an initial quota of $100 million in June 2014, and an additional quota of $440 million in July 2015, representing the equivalent value in Renminbi of China A Shares that the Funds could purchase. Access to the quota is subject to Matthews’ trade allocation procedures and access allocation procedures. The U Series Funds are subject to the same investment policies and restrictions that apply to Investing Funds. Intercompany accounts and transactions, if any, have been eliminated in the consolidation process. The U Series Funds are intended to be disregarded entities for the tax purposes. Therefore, no federal tax provision is required. Consolidated financial statements include expenses that are accrued for and paid by the Investing Funds. These include on-going operational costs as well as costs in connection with the launching of the U Series Funds.

In September 2016, the Board of Directors of the Matthews A Share Selections Fund, LLC adopted resolutions authorizing the termination and liquidation of the Matthews A Share Selections Fund, LLC. Consequently, as of September 30, 2016, the U Series Funds sold their securities and effectively ceased investment operations. The outstanding interests of each U Series Fund were redeemed by its respective Investing Fund. The Matthews A Share Selections Fund, LLC filed an initial application for deregistration as a registered investment company with the U.S. Securities and Exchange Commission in October 2016, which was subsequently granted in February 2017.

D.	RISKS ASSOCIATED WITH NON-U.S. COMPANIES: Investments by the Funds in the securities of non-U.S. companies may involve investment risks not typically associated with investments in U.S. issuers. These risks include possible political, economic, social and religious instability, inadequate investor protection; changes in laws or regulations of countries within the Asia Pacific region (including in countries where the Funds may invest, as well as in the broader region); international relations with other nations; natural disasters; corruption; and military activity. Foreign securities may be subject to greater fluctuations in price than securities of domestic corporations or the U.S. government. Foreign investing may also include the risk of expropriation or confiscatory taxation, limitation on the removal of funds or other assets, currency crises and exchange controls, the imposition of foreign withholding tax on the interest income payable on such instruments, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the foreign securities held by the Funds. Additionally, Asia Pacific countries may utilize formal or informal currency exchange controls or “capital controls” that may limit the ability to repatriate investments or income or adversely affect the value of portfolio investments. The economies of many Asia Pacific countries differ from the economies of more developed countries in many respects, such as their rate of growth, inflation, capital reinvestment, resource self-sufficiency and dependence on other economies, financial system stability, the national balance of payments position and sensitivity to changes in global trade. Certain Asia Pacific countries are highly dependent upon and may be affected by developments in the economies of other countries. Non-U.S. companies are subject to different accounting, auditing, and financial reporting standards, practices, and requirements than U.S. companies. There is generally less government regulation of stock exchanges, brokers, and listed companies abroad than in the United States, which may result in less transparency with respect to a company’s operations, and make obtaining information about them more difficult (or such information may be unavailable).

Foreign stock markets may not be as developed or efficient as those in the United States, and the absence of negotiated brokerage commissions in certain countries may result in higher brokerage fees. The time between the trade and settlement dates of securities transactions on foreign exchanges ranges from one day to four weeks or longer and may result in higher custody charges. Custodial arrangements may be less well developed than in the United States. Foreign securities are generally denominated and pay distributions in foreign currencies, exposing the Funds to changes in foreign currency exchange rates. Investing in any country in the Asia Pacific region will also entail risks specific and unique to that country, and these risks can be significant and change rapidly.

Changes in interest rates in each of the countries in which the Funds may invest, as well as interest rates in more-developed countries, may cause a decline in the market value of an investment. Generally, fixed income securities will decrease in value when interest rates rise and can be expected to rise in value when interest rates decline. As interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated. The issuers of fixed income securities may, therefore, repay principal in advance. This would force the Funds to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Funds’ income.

E.	OFFERING COSTS: Offering costs are amortized on a straight-line basis over one year from each Fund’s respective commencement of operations. In the event that any of the initial shares are redeemed during the period of amortization of the Fund’s offering costs, the redemption proceeds will be reduced by any such unamortized offering costs in the same proportion as the number of shares being redeemed bears to the number of those shares outstanding at the time of redemption.

F.	DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of Matthews Asian Growth and Income Fund and Matthews China Dividend Fund to distribute net investment income on a semi-annual basis and capital gains, if any, annually. It is the policy of Matthews Asia Dividend Fund, Matthews Asia Strategic Income Fund and Matthews Asia Credit Opportunities Fund to distribute net investment income on a quarterly basis and capital gains, if any, annually. Each of the other Funds distributes a net investment income and capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.

140	MATTHEWS ASIA FUNDS

The tax character of distributions paid for the fiscal year ended December 31, 2016 was as follows:

YEAR ENDED DECEMBER 31, 2016	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital
Matthews Asia Strategic Income Fund	$2,603,309	$—	$2,603,309	$—
Matthews Asia Credit Opportunities Fund	517,291	—	517,291	—
Matthews Asian Growth and Income Fund	82,341,797	145,377,175	227,718,972	—
Matthews Asia Dividend Fund	88,322,312	30,585,305	118,907,617	27,044,586
Matthews China Dividend Fund	3,471,251	2,629,943	6,101,194	—
Matthews Asia Value Fund	148,584	—	148,584	—
Matthews Asia Focus Fund	157,979	—	157,979	—
Matthews Asia Growth Fund	7,210,721	—	7,210,721	—
Matthews Pacific Tiger Fund	60,675,860	121,713,006	182,388,866	—
Matthews Asia ESG Fund	139,740	—	139,740	—
Matthews Emerging Asia Fund	2,483,804	2,100,210	4,584,014	—
Matthews Asia Innovators Fund	—	10,623,880	10,623,880	—
Matthews China Fund	8,205,173	39,869,615	48,074,788	17,942,653
Matthews India Fund	112,375	26,797,862	26,910,237	—
Matthews Japan Fund	26,243,561	9,535,726	35,779,287	—
Matthews Korea Fund	2,252,578	13,672,732	15,925,310	—
Matthews Asia Small Companies Fund	2,452,388	—	2,452,388	—
Matthews China Small Companies Fund	57,353	747,907	805,260	—

G.	INVESTMENT TRANSACTIONS AND INCOME: Securities transactions are accounted for on the date the securities are purchased or sold or on the following business day. Financial statements reflect security transactions on trade date. Gains or losses on the sale of securities are determined on the identified cost basis. Interest income is recorded on an accrual basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. For convertible securities, premiums attributable to the conversion feature are not amortized. Dividend income is generally recorded on the ex-dividend date net of any foreign taxes withheld at the source. Dividend income for certain issuers headquartered in countries which the Funds invest may not be recorded until approved by the shareholders (which may occur after the ex-dividend date) if, in the judgment of management, such dividends are not reasonably determined as of the ex-dividend date. Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which they invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that may be payable if the securities were disposed of on the valuation date.

H.	FUND EXPENSE ALLOCATIONS: The Funds account separately for the assets, liabilities and operations of each Fund. Direct expenses of each Fund or class are charged to that Fund or class while general expenses are allocated pro-rata among the Funds based on net assets or other appropriate methods.

I.	CASH, CASH OVERDRAFTS, AND FOREIGN CURRENCY: QFII accounts are required by the local market to maintain a cash reserve. The cash reserve is based upon a fixed ratio of the QFII’s approved investment quota, which is defined as the amount remitted into its special renminbi (RMB) cash account. These amounts, if any, are included in “Segregated foreign currency at value” on the Statements of Assets and Liabilities. The fixed ratio is set at 0.08 percent for the Shanghai and 0.06 percent for the Shenzhen market. When any of the Funds’ cash balances are overdrawn, a Fund is charged an overdraft fee by the custodian of 1.00% above the 30-day LIBOR rate on outstanding balances. These amounts, if any, are included in “Other expenses” on the Statements of Operations.

J.	USE OF ESTIMATES: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

K.	RECENT ACCOUNTING GUIDANCE: In October 2016, the U.S. Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Funds’ net assets or results of operations. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

3.	DERIVATIVE FINANCIAL INSTRUMENTS

Each of the Matthews Asia Strategic Income Fund and the Matthews Asia Credit Opportunities Fund engages in derivative transactions for a variety of purposes, including managing interest rate, currency and credit exposure. In particular, each Fund may seek to take on currency exposure by using derivatives such as currency forwards, and the Matthews Asia Strategic Income Fund may also employ a currency overlay strategy in an effort to enhance returns and moderate volatility. Derivative financial instruments and transactions in which each Fund may engage include financial futures contracts, swaps and/or forward foreign currency exchange contracts. The currency overlay strategy involves long and short positions on one or more currencies. As a result, each Fund’s exposure to a currency could exceed the value of the Fund’s assets and the Fund could be exposed to currency risk whether or not it holds a bond or other instrument denominated in that currency. The gross notional value of derivative financial instruments and transactions could exceed the value of the Fund’s net assets, although the net market value of these instruments and transactions, on a marked-to-market basis, at most times, is expected to be substantially lower. The primary risks associated with the use of derivative financial instruments are: (i) Matthews may not correctly predict the direction of currency exchange rates, interest rates, security prices, or other economic factors; (ii) Matthews may not correctly predict changes in the value of derivative financial instruments and related underlying instruments or assets, which may result in disproportionately increased losses and/or reduced opportunities for gains; (iii) imperfect correlation between the change in market value of the securities held by a Fund and the price of financial futures contracts and credit default swaps contracts; (iv) the lack of, or a reduction in the liquidity of, any secondary market for the instrument, and the resulting inability to close the position (or exit the position) when desired; (v) losses, which are potentially unlimited, due to unanticipated market movements; (vi) the value of the instrument may change unfavorably due to

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Notes to Financial Statements (unaudited) (continued)

movements in the value of the referenced foreign currencies; (vii) a Fund may suffer disproportionately heavy losses relative to the amount invested; (viii) changes in the value of the derivatives may not match or fully offset changes in the value of hedged or related portfolio securities, thereby failing to achieve the hedging or investment purpose for the derivative transaction; and (ix) the other party to the instrument may fail to fulfill its obligation.

Financial Futures Contracts: Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on settlement date. Pursuant to the contract, the Fund agrees to receive from or pay an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Forward Foreign Currency Exchange Contracts: A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Matthews Asia Strategic Income Fund does not offset financial assets and financial liabilities on forward foreign currency contacts in the Statements of Assets and Liabilities as they are not subject to netting arrangements.

Swaps: The Matthews Asia Strategic Income Fund and the Matthews Asia Credit Opportunities Fund enter into swap contracts to manage exposure to issuers, markets and securities to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the amortized premium received or paid.

The Funds may buy credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund.

With exchange traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/ or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover obligations of a Fund, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The Funds have implemented the disclosure requirements pursuant to FASB Accounting Standards update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, that requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Funds disclose in the statements of assets and liabilities both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Funds disclose collateral received and posted in connection with master netting agreements or similar arrangements.

142	MATTHEWS ASIA FUNDS

The following tables present the Funds’ OTC derivatives by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Funds:

Matthews Asia Strategic Income Fund
Counterparty	Gross Assets in the Statements of Assets and Liabilities	Collateral Received[1]	Assets/(Liabilities) Available for Offset[2]	Net Amount of Assets[3]
Bank of America, N.A.	$2,685	$—	$(2,685)	$—
Counterparty	Gross Liabilities in the Statements of Assets and Liabilities	Collateral Pledged	Assets/(Liabilities) Available for Offset[2]	Net Amount of Liabilities[4]
Bank of America, N.A.	$(183,599)	$—	$2,685	$(180,914)

Matthews Asia Credit Opportunities Fund
Counterparty	Gross Assets in the Statements of Assets and Liabilities	Collateral Received[1]	Assets/(Liabilities) Available for Offset[2]	Net Amount of Assets[3]
Bank of America, N.A.	$671	$—	$(671)	$—
Counterparty	Gross Liabilities in the Statements of Assets and Liabilities	Collateral Pledged	Assets/(Liabilities) Available for Offset[2]	Net Amount of Liabilities[4]
Bank of America, N.A.	$(45,900)	$—	$671	$(45,229)

1	Excess of collateral received from the individual counterparty may not be shown for financial reporting purposes.
2	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to a master netting agreement.
3	Net amount represents the net amount receivable from the counterparty in the event of default.
4	Net amount represents the net amount payable due to the counterparty in the event of default.

Derivative Financial Instruments Categorized by Risk Exposure:

As of June 30, 2017, the fair values of derivative financial instruments were as follows:

	Statement of Assets and Liabilities Location	Matthews Asia Strategic Income Fund	Matthews Asia Credit Opportunities Fund
	Asset Derivatives
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$171,473	$—
Credit contracts	Value (unrealized appreciation on swaps)	2,685	671

		$174,158	$671
	Liability Derivatives
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	($47,981)	$—
Credit contracts	Value (swaps premium received)	(183,599)	(45,900)

		($231,580)	($45,900)

For the six-month period ended June 30, 2017, the effects of derivative financial instruments on the Statements of Operations were as follows:

Derivative type	Statement of Operations Location	Matthews Asia Strategic Income Fund	Matthews Asia Credit Opportunities Fund
Net Realized Gain (Loss)
Foreign currency contracts:
Foreign currency exchange contracts	Net realized gain (loss) on foreign currency related transactions	($607,139)	$—
Credit default swaps:
Credit contracts	Net realized gain (loss) on swaps	(41,090)	($10,272)

Total		($648,229)	($10,272)

Net Change in Unrealized Appreciation (Depreciation)
Foreign currency contracts:
Foreign currency exchange contracts	Net change in unrealized appreciation/depreciation on foreign currency related translations	($59,045)	$—
Credit default swaps:
Credit contracts	Net change in unrealized appreciation/depreciation on swaps	33,592	8,398

Total		($25,453)	$8,398

The notional amounts disclosed on the Matthews Asia Strategic Income and Matthews Asia Credit Opportunities Funds’ Schedules of Investments are indicative of the activity during the six months for buy protection on credit default swaps. Regarding forward foreign currency exchange contracts entered into by the Matthews Asia Strategic Income Fund, the average notional ending quarterly amounts purchased in USD were $5,140,370 and the average notional ending quarterly amounts sold in USD were $16,550,685.

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Notes to Financial Statements (unaudited) (continued)

4.	CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share.

	Six-Month Period Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
MATTHEWS ASIA STRATEGIC INCOME FUND
Investor Class
Shares sold	744,802	$7,951,051	1,159,976	$12,036,561
Shares issued through reinvestment of distributions	67,449	722,689	200,404	2,086,240
Shares redeemed	(1,354,948)	(14,400,228)	(1,179,567)	(12,189,837)
Net increase (decrease)	(542,697)	($5,726,488)	180,813	$1,932,964
Institutional Class
Shares sold	1,031,809	$10,958,784	394,381	$4,226,734
Shares issued through reinvestment of distributions	15,691	168,098	48,941	509,450
Shares redeemed	(75,008)	(796,136)	(262,800)	(2,759,738)
Net increase (decrease)	972,492	$10,330,746	180,522	$1,976,446
MATTHEWS ASIA CREDIT OPPORTUNITIES FUND*
Investor Class
Shares sold	286,771	$2,967,853	1,262,312	$12,795,706
Shares issued through reinvestment of distributions	16,240	167,884	33,461	340,366
Shares redeemed	(654,699)	(6,765,979)	(296,818)	(3,053,588)
Net increase (decrease)	(351,688)	($3,630,242)	998,955	$10,082,484
Institutional Class
Shares sold	661,477	$6,845,854	604,202	$6,052,800
Shares issued through reinvestment of distributions	3,843	39,816	8,340	85,105
Shares redeemed	(34,472)	(360,433)	—	—
Net increase (decrease)	630,848	$6,525,237	612,542	$6,137,905
MATTHEWS ASIAN GROWTH AND INCOME FUND
Investor Class
Shares sold	10,136,696	$163,409,448	22,685,379	$370,706,327
Shares issued through reinvestment of distributions	568,958	9,762,989	9,221,755	142,699,973
Shares redeemed	(23,730,317)	(386,122,587)	(46,658,662)	(755,701,576)
Net increase (decrease)	(13,024,663)	($212,950,150)	(14,751,528)	($242,295,276)
Institutional Class
Shares sold	20,648,288	$337,029,495	20,043,072	$329,220,035
Shares issued through reinvestment of distributions	446,126	7,642,135	4,935,874	76,286,208
Shares redeemed	(6,227,556)	(101,592,249)	(22,147,192)	(352,353,051)
Net increase (decrease)	14,866,858	$243,079,381	2,831,754	$53,153,192
MATTHEWS ASIA DIVIDEND FUND
Investor Class
Shares sold	24,864,660	$429,349,196	27,984,752	$444,670,505
Shares issued through reinvestment of distributions	1,490,637	27,018,629	4,679,731	75,148,885
Shares redeemed	(25,206,024)	(423,930,034)	(41,501,686)	(644,529,546)
Net increase (decrease)	1,149,273	$32,437,791	(8,837,203)	($124,710,156)
Institutional Class
Shares sold	33,078,217	$563,880,378	30,119,651	$475,655,888
Shares issued through reinvestment of distributions	1,142,316	20,695,740	2,741,360	44,022,850
Shares redeemed	(10,163,871)	(171,504,870)	(35,037,220)	(546,747,812)
Net increase (decrease)	24,056,662	$413,071,248	(2,176,209)	($27,069,074)

*	Investor Class and Institutional Class commencement of operations on April 29, 2016.

144	MATTHEWS ASIA FUNDS

	Six-Month Period Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
MATTHEWS CHINA DIVIDEND FUND
Investor Class
Shares sold	2,701,618	$41,263,117	3,715,788	$52,252,711
Shares issued through reinvestment of distributions	147,683	2,371,503	373,101	5,189,800
Shares redeemed	(1,982,942)	(29,930,754)	(4,710,228)	(63,571,849)
Net increase (decrease)	866,359	$13,703,866	(621,339)	($6,129,338)
Institutional Class
Shares sold	404,621	$6,248,089	1,816,522	$24,989,758
Shares issued through reinvestment of distributions	30,066	483,160	60,896	851,567
Shares redeemed	(56,584)	(867,262)	(1,024,910)	(12,705,300)
Net increase (decrease)	378,103	$5,863,987	852,508	$13,136,025
MATTHEWS ASIA VALUE FUND
Investor Class
Shares sold	1,409,417	$16,816,425	116,636	$1,176,796
Shares issued through reinvestment of distributions	—	—	13,611	137,070
Shares redeemed	(42,014)	(454,035)	(35,718)	(356,533)
Net increase (decrease)	1,367,403	$16,362,390	94,529	$957,333
Institutional Class
Shares sold	20,113	$255,154	94	$1,000
Shares issued through reinvestment of distributions	—	—	1,100	10,942
Shares redeemed	(17)	(200)	—	—
Net increase (decrease)	20,096	$254,954	1,194	$11,942
MATTHEWS ASIA FOCUS FUND
Investor Class
Shares sold	31,623	$320,746	50,201	$471,150
Shares issued through reinvestment of distributions	—	—	7,605	70,199
Shares redeemed	(50,653)	(496,378)	(162,641)	(1,484,289)
Net increase (decrease)	(19,030)	($175,632)	(104,835)	($942,940)
Institutional Class
Shares sold	3,780	$40,981	43,659	$429,950
Shares issued through reinvestment of distributions	—	—	9,439	87,218
Shares redeemed	(4,989)	(50,235)	(108,595)	(989,167)
Net increase (decrease)	(1,209)	($9,254)	(55,497)	($471,999)
MATTHEWS ASIA GROWTH FUND
Investor Class
Shares sold	1,691,436	$38,702,392	2,949,928	$63,405,015
Shares issued through reinvestment of distributions	—	—	188,951	3,971,819
Shares redeemed	(3,085,505)	(70,258,463)	(8,189,460)	(174,198,638)
Net increase (decrease)	(1,394,069)	($31,556,071)	(5,050,581)	($106,821,804)
Institutional Class
Shares sold	1,197,233	$27,430,295	3,415,256	$73,020,609
Shares issued through reinvestment of distributions	—	—	74,896	1,584,032
Shares redeemed	(645,106)	(15,052,482)	(6,008,790)	(125,728,091)
Net increase (decrease)	552,127	$12,377,813	(2,518,638)	($51,123,450)
MATTHEWS PACIFIC TIGER FUND
Investor Class
Shares sold	11,406,137	$296,661,452	17,131,149	$413,602,913
Shares issued through reinvestment of distributions	—	—	2,559,033	60,214,039
Shares redeemed	(12,838,150)	(324,844,990)	(28,593,668)	(674,989,402)
Net increase (decrease)	(1,432,013)	($28,183,538)	(8,903,486)	($201,172,450)
Institutional Class
Shares sold	28,167,395	$731,255,351	56,472,145	$1,339,949,453
Shares issued through reinvestment of distributions	—	—	2,784,965	65,450,776
Shares redeemed	(18,400,185)	(473,150,267)	(44,079,703)	(1,030,520,290)
Net increase (decrease)	9,767,210	$258,105,084	15,177,407	$374,879,939

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Notes to Financial Statements (unaudited) (continued)

	Six-Month Period Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
MATTHEWS ASIA ESG FUND
Investor Class
Shares sold	198,954	$1,978,857	392,569	$3,433,859
Shares issued through reinvestment of distributions	—	—	9,403	85,286
Shares redeemed	(55,587)	(563,431)	(154,929)	(1,375,756)
Net increase (decrease)	143,367	$1,415,426	247,043	$2,143,389
Institutional Class
Shares sold	211,087	$2,092,234	190,080	$1,675,988
Shares issued through reinvestment of distributions	—	—	6,022	54,320
Shares redeemed	(108,768)	(1,115,904)	(1,101)	(10,096)
Net increase (decrease)	102,319	$976,330	195,001	$1,720,212
MATTHEWS EMERGING ASIA FUND
Investor Class
Shares sold	5,554,151	$77,220,775	7,191,280	$93,797,154
Shares issued through reinvestment of distributions	—	—	201,637	2,637,405
Shares redeemed	(2,851,070)	(39,187,324)	(6,553,598)	(74,847,077)
Net increase (decrease)	2,703,081	$38,033,451	839,319	$21,587,482
Institutional Class
Shares sold	5,248,448	$73,767,864	3,585,928	$43,671,071
Shares issued through reinvestment of distributions	—	—	147,701	1,936,356
Shares redeemed	(540,714)	(7,521,625)	(1,388,856)	(16,821,786)
Net increase (decrease)	4,707,734	$66,246,239	2,344,773	$28,785,641
MATTHEWS ASIA INNOVATORS FUND
Investor Class
Shares sold	2,635,026	$31,926,814	1,489,685	$17,976,640
Shares issued through reinvestment of distributions	—	—	824,801	8,528,446
Shares redeemed	(1,618,213)	(18,691,150)	(4,537,543)	(51,381,223)
Net increase (decrease)	1,016,813	$13,235,664	(2,223,057)	($24,876,137)
Institutional Class
Shares sold	397,882	$4,913,772	338,687	$3,702,742
Shares issued through reinvestment of distributions	—	—	76,287	791,856
Shares redeemed	(351)	(4,426)	(1,763,369)	(19,884,862)
Net increase (decrease)	397,531	$4,909,346	(1,348,395)	($15,390,264)
MATTHEWS CHINA FUND
Investor Class
Shares sold	2,389,422	$44,181,454	2,148,342	$35,732,757
Shares issued through reinvestment of distributions	—	—	3,793,239	62,095,323
Shares redeemed	(3,764,846)	(67,291,006)	(12,420,378)	(207,255,992)
Net increase (decrease)	(1,375,424)	($23,109,552)	(6,478,797)	($109,427,912)
Institutional Class
Shares sold	1,131,247	$21,293,347	499,092	$7,772,205
Shares issued through reinvestment of distributions	—	—	130,030	2,125,988
Shares redeemed	(316,166)	(5,990,143)	(921,220)	(16,175,742)
Net increase (decrease)	815,081	$15,303,204	(292,098)	($6,277,549)
MATTHEWS INDIA FUND
Investor Class
Shares sold	8,924,679	$261,532,792	9,247,717	$242,746,822
Shares issued through reinvestment of distributions	—	—	624,141	16,190,215
Shares redeemed	(5,136,427)	(149,416,904)	(15,766,962)	(410,982,081)
Net increase (decrease)	3,788,252	$112,115,888	(5,895,104)	($152,045,044)
Institutional Class
Shares sold	8,834,174	$258,688,066	11,428,013	$300,476,619
Shares issued through reinvestment of distributions	—	—	105,665	2,753,632
Shares redeemed	(2,617,582)	(77,507,216)	(3,502,779)	(93,248,613)
Net increase (decrease)	6,216,592	$181,180,850	8,030,899	$209,981,638

146	MATTHEWS ASIA FUNDS

	Six-Month Period Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
MATTHEWS JAPAN FUND
Investor Class
Shares sold	15,767,844	$319,882,054	74,348,475	$1,376,674,296
Shares issued through reinvestment of distributions	—	—	1,004,971	18,963,796
Shares redeemed	(14,684,832)	(296,311,667)	(55,996,138)	(1,083,210,353)
Net increase (decrease)	1,083,012	$23,570,387	19,357,308	$312,427,739
Institutional Class
Shares sold	12,063,646	$247,081,154	46,376,072	$877,486,384
Shares issued through reinvestment of distributions	—	—	187,215	3,536,499
Shares redeemed	(11,041,257)	(224,862,442)	(10,076,300)	(190,036,960)
Net increase (decrease)	1,022,389	$22,218,712	36,486,987	$690,985,923
MATTHEWS KOREA FUND
Investor Class
Shares sold	4,010,988	$24,162,948	8,524,610	$50,478,123
Shares issued through reinvestment of distributions	—	—	2,345,781	12,432,626
Shares redeemed	(3,846,271)	(23,038,781)	(7,683,043)	(45,259,031)
Net increase (decrease)	164,717	$1,124,167	3,187,348	$17,651,718
Institutional Class
Shares sold	1,695,377	$9,768,382	3,215,987	$19,291,961
Shares issued through reinvestment of distributions	—	—	125,391	668,333
Shares redeemed	(189,115)	(1,137,509)	(11,634,445)	(70,448,790)
Net increase (decrease)	1,506,262	$8,630,873	(8,293,067)	($50,488,496)
MATTHEWS ASIA SMALL COMPANIES FUND
Investor Class
Shares sold	784,439	$16,527,662	1,475,764	$28,101,064
Shares issued through reinvestment of distributions	—	—	55,224	1,077,417
Shares redeemed	(4,751,763)	(96,378,889)	(8,162,469)	(159,237,120)
Net increase (decrease)	(3,967,324)	($79,851,227)	(6,631,481)	($130,058,639)
Institutional Class
Shares sold	1,854,110	$37,793,667	1,431,111	$26,873,891
Shares issued through reinvestment of distributions	—	—	66,423	1,294,585
Shares redeemed	(2,093,389)	(43,217,666)	(3,758,085)	(71,115,927)
Net increase (decrease)	(239,279)	($5,423,999)	(2,260,551)	($42,947,451)
MATTHEWS CHINA SMALL COMPANIES FUND
Investor Class
Shares sold	503,187	$4,755,639	253,087	$2,130,881
Shares issued through reinvestment of distributions	—	—	91,953	794,479
Shares redeemed	(488,827)	(4,558,157)	(837,034)	(7,080,001)
Net increase (decrease)	14,360	$197,482	(491,994)	($4,154,641)

As of June 30, 2017, a 2.00% redemption fee will be assessed on the sale or exchange of shares of the Matthews Emerging Asia Fund, Matthews Asia Small Companies Fund and Matthews China Small Companies Fund (collectively, the “Covered Funds”) within 90 days after the date an investor purchases shares of the Covered Funds. The imposition of redemption fees pursuant to the Funds’ Short-Term Trading Redemption Fee Policy for the Covered Funds may assist the Covered Funds in discouraging market timing activity.

The redemption fee is imposed to discourage market timing and short-term buying and selling of shares of the Covered Funds, which can disrupt the management of the Covered Funds’ investment portfolios and may have detrimental effects on the Covered Funds and other shareholders, and to allocate the costs the Covered Funds incur as a result of short-term trading and market timing. This fee is payable directly to the Covered Funds.

To determine whether the redemption fee applies, the Covered Funds do not count the day that shares were purchased, and first redeem the shares that have been held the longest.

The Covered Funds may grant an exemption from the redemption fee when the Covered Funds have previously received assurances that transactions do not involve a substantial risk of the type of harm that the policy is designed to avoid. The Covered Funds may also waive the imposition of redemption fees in certain circumstances. For more information on this policy, please see the Funds’ prospectuses. The redemption fees returned to the assets of the Funds are stated in the Statements of Changes in Net Assets.

The Funds (or their agents) attempt to contact shareholders whom the Funds (or their agents) believe have violated the Funds’ policies and procedures related to short-term trading and market-timing activity, and notify them that they will no longer be permitted to buy (or exchange) shares of the Funds. When a shareholder has purchased shares of the Funds through an intermediary, the Funds may not be able to notify the shareholder of a violation of the Funds’ policies or that the Funds have taken steps to address the situation (for example, the Funds may be unable to notify a share- holder that his or her privileges to purchase or exchange shares of the Funds have been terminated). Nonetheless, additional purchase and exchange orders for such investors will not be accepted by the Funds.

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Notes to Financial Statements (unaudited) (continued)

The Funds may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

5.	INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Matthews, a registered investment advisor under the 1940 Act, provides the Funds with investment management services. Pursuant to the prior Investment Advisory Agreement dated August 13, 2004, as amended (the “Prior Advisory Agreement”) and the current Investment Advisory Agreement dated February 1, 2016, as amended (the “Current Advisory Agreement,” and together with the Prior Advisory Agreement, the “Advisory Agreement”), the Funds pay Matthews (i) for management and advisory services; and (ii) for certain administrative services, an annual fee as a percentage of average daily net assets. Under the Advisory Agreement each of the Funds, other than Matthews Asia Strategic Income Fund, Matthews Asia Credit Opportunities Fund, Matthews Emerging Asia Fund, Matthews Asia Small Companies Fund, and Matthews China Small Companies Fund (the “Family-Priced Funds”), pays Matthews 0.75% of their aggregate average daily net assets up to $2 billion, 0.6834% of their aggregate average daily net assets over $2 billion up to $5 billion, 0.65% of their aggregate average daily net assets over $5 billion up to $25 billion, 0.64% of their aggregate average daily net assets over $25 billion up to $30 billion, 0.63% of their aggregate average daily net assets over $30 billion up to $35 billion, 0.62% of their aggregate average daily net assets over $35 billion up to $40 billion, 0.61% of their aggregate average daily net assets over $40 billion up to $45 billion, and 0.60% of their aggregate average daily net assets over $45 billion. Each of the Matthews Asia Strategic Income Fund and Matthews Asia Credit Opportunities Fund pays Matthews an annual fee of 0.65% of such Fund’s annual average daily net assets pursuant to the Advisory Agreement. Each of the Matthews Emerging Asia Fund, Matthews Asia Small Companies Fund, and the Matthews China Small Companies Fund pays Matthews an annual fee of 1.00% of the average daily net assets of such Fund up to $1 billion and 0.95% of the average daily net assets of such Fund over $1 billion pursuant to the Advisory Agreement. Each Fund pays Matthews a monthly fee at the annual rate using the applicable management fee calculated based on the actual number of days of that month and based on the Fund’s average daily net asset value for the month.

Pursuant to a fee waiver letter agreement, effective as of September 1, 2014, between the Trust, on behalf of the Family-Priced Funds, and Matthews (as amended from time to time, the “Fee Waiver Agreement”), for each Family-Priced Fund, Matthews has agreed to waive a portion of the fee payable under the Advisory Agreement and a portion of the fee payable under the Administration and Shareholder Services Agreement, if any Family-Priced Fund’s average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of a Family-Priced Fund that are over $3 billion, the fee rates that otherwise would be applied for calculating fees payable under the Advisory Agreement and the Administration and Shareholder Services Agreement for such Family-Priced Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%.

Under a written agreement between the Funds and Matthews (the “Operating Expense Agreement”), Matthews agrees to waive fees and reimburse expenses to a Fund if its expense ratio exceeds a certain percentage level. Effective April 28, 2017 for all Funds, except Matthews Asia Strategic Income Fund, Matthews Asia Credit Opportunities Fund, and Matthews China Small Companies Fund, this level is 1.25% for the Institutional Class. Matthews agrees to reduce the expense ratio by waiving an equal amount of non-class specific expenses for the Investor Class. Because certain expenses of the Investor Class may be higher than those of the Institutional Class and because class specific expenses may be waived solely for the Institutional Class, total annual Fund expenses for the Investor Class may exceed 1.25%. For Matthews Asia Strategic Income Fund and Matthews Asia Credit Opportunities Fund this level is 0.90% for the Institutional Class. Matthews agrees to reduce the expense ratio by waiving an equal amount of non-class specific expenses for the Investor Class. Because certain expenses of the Investor Class may be higher than those of the Institutional Class and because class specific expenses may be waived solely for the Institutional Class, total annual Fund expenses for the Investor Class may exceed 0.90%. For Matthews China Small Companies Fund this level is 1.50% for the Investor Class. In turn, if a Fund’s expenses fall below the level noted within three years after Matthews has made such a reimbursement, the Fund may reimburse Matthews up to an amount of the recoupment available not to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will continue through April 30, 2018, may be extended for additional periods not exceeding one year, and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

On June 30, 2017, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31,
	2017	2018	2019	2020
Matthews Asia Strategic Income Fund	$79,504	$113,621	$123,474	$59,105
Matthews Asia Credit Opportunities Fund	—	—	110,447	65,407
Matthews Asia Value Fund	—	41,278	211,035	57,927
Matthews Asia Focus Fund	62,897	87,252	111,801	50,794
Matthews Asia ESG Fund	—	183,986	163,853	64,566
Matthews Emerging Asia Fund	152,284	452,048	553,167	304,462
Matthews Asia Small Companies Fund	15,270	113,037	252,008	170,971
Matthews China Small Companies Fund	63,212	133,327	142,295	79,810

Investment advisory fees charged, waived fees and reimbursed additional expenses for the six-month period ended June 30, 2017, were as follows:

	Gross Advisory Fees	Advisory Fees Waived and Reimbursed in Excess of the Expense Limitation	Net Advisory Fee/ Reimbursement
Matthews Asia Strategic Income Fund	$234,406	($59,105)	$175,301
Matthews Asia Credit Opportunities Fund	58,256	(65,407)	(7,151)
Matthews Asian Growth and Income Fund	9,108,024	—	9,108,024
Matthews Asia Dividend Fund	17,727,659	(122,046)	17,605,613
Matthews China Dividend Fund	700,442	—	700,442
Matthews Asia Value Fund	16,942	(57,927)	(40,985)

148	MATTHEWS ASIA FUNDS

	Gross Advisory Fees	Advisory Fees Waived and Reimbursed in Excess of the Expense Limitation	Net Advisory Fee/ Reimbursement
Matthews Asia Focus Fund	$37,085	($50,794)	($13,709)
Matthews Asia Growth Fund	2,209,260	—	2,209,260
Matthews Pacific Tiger Fund	24,986,569	(328,970)	24,657,599
Matthews Asia ESG Fund	37,651	(64,567)	(26,916)
Matthews Emerging Asia Fund	1,512,414	(304,462)	1,207,952
Matthews Asia Innovators Fund	396,093	—	396,093
Matthews China Fund	1,933,767	—	1,933,767
Matthews India Fund	6,291,665	—	6,291,665
Matthews Japan Fund	10,724,823	(11,276)	10,713,547
Matthews Korea Fund	600,824	—	600,824
Matthews Asia Small Companies Fund	2,041,610	(170,971)	1,870,639
Matthews China Small Companies Fund	88,282	(79,810)	8,472

The Funds have an Administration and Shareholder Services Agreement dated August 13, 2004, as amended (the “Shareholder Services Agreement” or “Services Agreement”), in which the Funds pay an annual administration and shareholder servicing fee to Matthews, as a percentage of the average daily net assets of each Fund in aggregate, computed and prorated on a daily basis. Under the Shareholder Services Agreement, the Funds in the aggregate pay Matthews 0.25% of their aggregate average daily net assets up to $2 billion, 0.1834% of their aggregate average daily net assets over $2 billion up to $5 billion, 0.15% of their aggregate average daily net assets over $5 billion up to $7.5 billion, 0.125% of their aggregate average daily net assets over $7.5 billion up to $15 billion, 0.11% of their aggregate average daily net assets over $15 billion up to $22.5 billion, 0.10% of their aggregate average daily net assets over $22.5 billion up to $25 billion, 0.09% of their aggregate average daily net assets over $25 billion up to $30 billion, 0.08% of their aggregate average daily net assets over $30 billion up to $35 billion, 0.07% of their aggregate average daily net assets over $35 billion up to $40 billion, 0.06% of their aggregate average daily net assets over $40 billion up to $45 billion, and 0.05% of their aggregate average daily net assets over $45 billion.

Administration and shareholder servicing fees charged, for the six-month period ended June 30, 2017, were as follows:

	Gross Administration and Shareholder Servicing Fees	Administration and Shareholder Servicing Fees Waived in Excess of Expense Limitation	Net Administration and Shareholder Servicing Fees
Matthews Asia Strategic Income Fund	$50,545	$—	$50,545
Matthews Asia Credit Opportunities Fund	12,555	—	12,555
Matthews Asian Growth and Income Fund	1,924,192	—	1,924,192
Matthews Asia Dividend Fund	3,742,948	(122,046)	3,620,902
Matthews China Dividend Fund	147,900	—	147,900
Matthews Asia Value Fund	3,548	—	3,548
Matthews Asia Focus Fund	7,833	—	7,833
Matthews Asia Growth Fund	466,686	—	466,686
Matthews Pacific Tiger Fund	5,276,650	(328,970)	4,947,680
Matthews Asia ESG Fund	7,942	—	7,942
Matthews Emerging Asia Fund	211,674	—	211,674
Matthews Asia Innovators Fund	83,580	—	83,580
Matthews China Fund	408,376	—	408,376
Matthews India Fund	1,327,622	—	1,327,622
Matthews Japan Fund	2,265,279	(11,276)	2,254,003
Matthews Korea Fund	126,859	—	126,859
Matthews Asia Small Companies Fund	286,475	—	286,475
Matthews China Small Companies Fund	12,372	—	12,372

In addition to the fees paid to the Funds’ transfer agent, the Funds bear the cost of fees paid to certain service providers or intermediaries, including supermarkets, which provide transfer agency, record-keeping and shareholder servicing to certain shareholders. These fees are referred to as intermediary service fees on the Statements of Assets and Liabilities as well as the Statements of Operations. Additional information concerning these services and fees is contained in the Funds’ prospectuses.

matthewsasia.com | 800.789.ASIA	149

Notes to Financial Statements (unaudited) (continued)

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), an indirect wholly owned subsidiary of The Bank of New York Mellon Corporation, serves as the Funds’ administrator, and in that capacity, performs various administrative and accounting services for each Fund. BNY Mellon also serves as the Funds’ transfer agent, dividend disbursing agent and registrar. An officer of BNY Mellon serves as Assistant Treasurer to the Funds. Total fees accrued by the Funds for administration and accounting services for the six-month period ended June 30, 2017 were as follows:

Administration and Accounting Fees
Matthews Asia Strategic Income Fund	$2,885
Matthews Asia Credit Opportunities Fund	717
Matthews Asian Growth and Income Fund	109,838
Matthews Asia Dividend Fund	213,797
Matthews China Dividend Fund	8,447
Matthews Asia Value Fund	204
Matthews Asia Focus Fund	447
Matthews Asia Growth Fund	26,643
Matthews Pacific Tiger Fund	301,336
Matthews Asia ESG Fund	454
Matthews Emerging Asia Fund	12,099
Matthews Asia Innovators Fund	4,777
Matthews China Fund	23,321
Matthews India Fund	75,882
Matthews Japan Fund	129,338
Matthews Korea Fund	7,246
Matthews Asia Small Companies Fund	16,333
Matthews China Small Companies Fund	706

Brown Brothers Harriman & Co. serves as the Funds’ custodian. Foreside Funds Distributors LLC, serves as the Funds’ distributor in the United States pursuant to an Underwriting Agreement. Matthews Asia Funds are distributed in Latin America by HMC Partners.

Cross trades for the six-month period ended June 30, 2017, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between Funds to which Matthews International Capital Management, LLC serves as investment advisor. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7. For the six-month period ended June 30, 2017, the purchase and sale transactions with an affiliated Fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales
Matthews Asia Dividend Fund	$6,715,506	$—
Matthews Japan Fund	—	6,715,506

As of June 30, 2017, Matthews and its affiliates held significant shares in the Funds as follows:

	Shares held by Matthews and its Affiliates	Percentage of Outstanding Shares
Matthews Asia Strategic Income Fund	$1,496,908	21%
Matthews Asia Credit Opportunities Fund	1,209,403	64%
Matthews Asia Value Fund	147,613	9%
Matthews Asia Focus Fund	150,175	14%
Matthews Asia ESG Fund	392,816	32%
Matthews China Small Companies Fund	447,950	23%

Certain officers and Trustees of the Funds are also officers and directors of Matthews. All officers serve without compensation from the Funds. The Funds paid the Independent Trustees $785,250 in aggregate for regular compensation during the six-month period ended June 30, 2017.

6.	INVESTMENTS

The value of investment transactions made for affiliated and unaffiliated holdings for the six-month period ended June 30, 2017 were as follows:

	Affiliated Purchases	Proceeds from Affiliated Sales	Unaffiliated Purchases	Proceeds from Unaffiliated Sales
Matthews Asia Strategic Income Fund	$—	$—	$24,857,893	$18,121,825
Matthews Asia Credit Opportunities Fund	—		4,809,676	2,572,517
Matthews Asian Growth and Income Fund	—	—	206,537,575	298,910,599
Matthews Asia Dividend Fund	20,130,546	18,541,886	1,187,596,230	726,885,938
Matthews China Dividend Fund	—		111,413,978	91,921,002
Matthews Asia Value Fund	—	—	15,534,303	549,628
Matthews Asia Focus Fund	—	—	916,373	1,230,040

150	MATTHEWS ASIA FUNDS

	Affiliated Purchases	Proceeds from Affiliated Sales	Unaffiliated Purchases	Proceeds from Unaffiliated Sales
Matthews Asia Growth Fund	$—	$—	$56,532,360	$66,534,543
Matthews Pacific Tiger Fund	7,061,379	32,644,536	237,203,995	184,723,849
Matthews Asia ESG Fund	—	—	4,346,090	1,783,986
Matthews Emerging Asia Fund	—	—	121,897,685	22,656,509
Matthews Asia Innovators Fund	—	—	44,021,733	28,824,709
Matthews China Fund	—	—	236,182,434	248,992,623
Matthews India Fund	—	842,616	350,273,068	57,646,666
Matthews Japan Fund	—	9,503,418	705,225,502	687,788,011
Matthews Korea Fund	—	—	24,851,205	15,220,451
Matthews Asia Small Companies Fund	—	—	124,816,242	215,856,923
Matthews China Small Companies Fund	—	—	5,160,816	5,691,814

7.	HOLDINGS OF 5% VOTING SHARES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting shares. During the six-month period ended June 30, 2017, the Funds below held 5% or more of the outstanding voting shares of the noted portfolio companies. During this period, other Funds in the Trust may also have held voting shares of the issuers at levels below 5%.

Investments in affiliates:

A summary of transactions in securities of issuers affiliated with a Fund for the six-month period ended June 30, 2017 is as follows:

	Shares Held at Dec. 31, 2016	Shares Purchased	Shares Sold	Shares Held at June 30, 2017	Value at June 30, 2017	Dividend Income Jan. 1, 2017– June 30, 2017	Net Realized Gain (Loss) Jan. 1, 2017– June 30, 2017

MATTHEWS ASIA DIVIDEND FUND
Name of Issuer:
Anritsu Corp.	6,321,500	758,500	—	7,080,000	$63,970,616	$478,228	$—
Ascendas India Trust	53,470,700	—	—	53,470,700	44,031,497	1,134,779	—
Breville Group, Ltd.	10,644,019	—	—	10,644,019	85,484,086	1,252,712	—
CapitaLand Retail China Trust, REIT	43,232,400	5,373,300	—	48,605,700	57,899,654	1,451,462	—
Minth Group, Ltd.	57,963,000	2,538,000	3,182,000	57,319,000	242,821,512	5,162,870	9,835,536
Yuexiu Transport Infrastructure, Ltd.	100,968,000	—	8,322,000	92,646,000	66,443,763	2,380,131	686,574

Total Affiliates					$560,651,128	$11,860,182	$10,522,110

MATTHEWS PACIFIC TIGER FUND
Name of Issuer:
Cheil Worldwide, Inc.	6,504,297	450,000	—	6,954,297	$111,853,311	$—	$—
Fuyao Glass Industry Group Co., Ltd. H Shares	34,836,000	—	3,000,000	31,836,000	121,872,124	3,514,861	2,745,465
Green Cross Corp.	776,872	—	—	776,872	118,518,293	—	—
Just Dial, Ltd.	3,557,718	—	—	3,557,718	20,438,099	—	—
Synnex Technology International Corp.	103,100,921	—	7,500,000	95,600,921	107,098,852	—	(1,174,468)
Tata Power Co., Ltd.	171,620,436	—	7,000,000	164,620,436	204,993,040	—	(7,732,825)

Total Affiliates					$684,773,719	$3,514,861	($6,161,828)

MATTHEWS EMERGING ASIA FUND
Name of Issuer:
National Seed JSC	979,585	—	—	979,585	$4,697,319	$64,787	$—

Total Affiliates					$4,697,319	$64,787	$—

MATTHEWS INDIA FUND
Name of Issuer:
eClerx Services, Ltd.	2,751,931	—	50,000	2,701,931	$55,257,016	$—	$202,048
VST Industries, Ltd.	1,185,704	—	—	1,185,704	65,438,203	—	—

Total Affiliates					$120,695,219	$—	$202,048

matthewsasia.com | 800.789.ASIA	151

Notes to Financial Statements (unaudited) (continued)

	Shares Held at Dec. 31, 2016	Shares Purchased	Shares Sold	Shares Held at June 30, 2017	Value at June 30, 2017	Dividend Income Jan. 1, 2017– June 30, 2017	Net Realized Gain (Loss) Jan. 1, 2017– June 30, 2017

MATTHEWS JAPAN FUND
Name of Issuer:
Daiken Medical Co., Ltd.	1,755,200	—	95,200	1,660,000	$11,863,532	$272,314	$56,958
Doshisha Co., Ltd.†	1,989,400	—	134,600	1,854,800	—	—	—
Infomart Corp.†	6,539,000	—	130,300	6,408,700	—	—	—
Septeni Holdings Co., Ltd.†	7,039,100	—	7,039,100	—	—	—	—
TechnoPro Holdings, Inc.	2,045,800	—	290,200	1,755,600	70,665,994	1,012,380	2,132,762
W-Scope Corp.	2,315,300	—	—	2,315,300	40,670,604	—	—

Total Affiliates					$123,200,130	$1,284,694	$2,189,720

†	Issuer was not an affiliated company as of June 30, 2017.

8.	INCOME TAX INFORMATION INCOME AND WITHHOLDING TAXES

It is the policy of the Funds to comply with all requirements of the Internal Revenue Code of 1986, as amended (“the Code”), applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds have met the requirements of the Code applicable to regulated investment companies for the year ended December 31, 2016. Therefore, no federal income tax provision is required.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue

Under current tax law, the Funds have elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2016:

Late Year Losses*
Matthews Asia Strategic Income Fund	$121,441
Matthews Asian Growth and Income Fund	7,187,374
Matthews Asia Dividend Fund	10,884,608
Matthews China Dividend Fund	13,952
Matthews Asia ESG Fund	13,364
Matthews China Fund	1,208,997
Matthews Japan Fund	2,221,694

*	As permitted by the Internal Revenue Service, the Funds have elected to defer certain qualified late-year losses and recognize such losses in the next fiscal year.

As of December 31, 2016, the Funds have capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

	Amount With No Expiration*
LOSSES DEFERRED EXPIRING IN:	Short-term Losses	Long-term Losses	Total
Matthews Asia Strategic Income Fund	$1,806,590	$396,949	$2,203,539
Matthews Asia Focus Fund	153,688	740,492	894,180
Matthews Asia ESG Fund	42,774	—	42,774
Matthews Asia Small Companies Fund	1,481,217	—	1,481,217

*	Post-Enactment Losses: Must be utilized prior to losses subject to expiration.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

9.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events that require recognition or disclosure in the financial statements.

152	MATTHEWS ASIA FUNDS

Matthews Asia Funds

INVESTMENT ADVISOR

Matthews International Capital Management, LLC

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

800.789.ASIA

CUSTODIAN

Brown Brothers Harriman & Co.

50 Milk Street

Boston, MA 02109

ACCOUNT SERVICES Matthews Asia Funds P.O. Box 9791 Providence, RI 02940 800.789.ASIA LEGAL COUNSEL Paul Hastings LLP 55 Second Street, 24th Floor San Francisco, CA 94105

P.O. Box 9791  |  Providence, RI 02940  |  matthewsasia.com  |  800.789.ASIA (2742)

Matthews Asia Funds are distributed in the United States by Foreside Funds Distributors LLC, Berwyn, Pennsylvania

Matthews Asia Funds are distributed in Latin America by HMC Partners

SAR-0617-243M

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Matthews International Funds

By (Signature and Title)* /s/ William J. Hackett

                                           William J. Hackett, President

                                           (principal executive officer)

Date    September 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ William J. Hackett

                                         William J. Hackett, President

                                         (principal executive officer)

Date    September 7, 2017

By (Signature and Title)*    /s/ Shai Malka

                                             Shai Malka, Treasurer

                                             (principal financial officer)

Date    September 7, 2017

*	Print the name and title of each signing officer under his or her signature.